UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds

Annual Report

December 31, 2019

Alternatives Funds

Lazard Enhanced Opportunities Portfolio

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

•	Assets and income;

•	Investment experience;

•	Transaction history;

•	Credit history; and

•	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

•	To provide advisory services to you;

•	To open an account for you;

•	To process a transaction for your account;

•	To market products and services to you; and/or

•	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

•	The right to request and obtain a copy of your personal information that we maintain;

•	The right to correct your personal information that we maintain;

•	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

•	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

•	Lazard Asset Management LLC

•	Lazard Asset Management (Canada), Inc.[2]

•	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overview (unaudited)
6	Performance Overview (unaudited)
8	Information About Your Portfolio’s Expenses (unaudited)
10	Portfolio Holdings Presented by Asset Class/Sector
11	Portfolio of Investments
22	Notes to Portfolio of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
52	Report of Independent Registered Public Accounting Firm
54	Board of Directors and Officers Information (unaudited)
57	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or Portfolio’s summary prospectus carefully before you invest. The prospectus and Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

In 2019, equity markets rallied while debt yields around the world declined. The US equity market outperformed most of its peers, with the S&P 500® Index rising by 31.5% over the year, hitting an all-time high in December. Equities rallied strongly in Europe (+27.5%), but other markets were less ebullient. Uncertainty over Brexit kept UK equities in a range for most of the year, while political unrest and declining oil prices weighed on a number of emerging markets. Faced with US-China trade tensions, a decelerating industrial economy, and clear messaging from key central banks that rates will stay lower for longer, investors reached for yield.

US equity markets began 2019 on uncertain footing after tightening monetary policy and trade tensions led to a sharp sell-off at the end of 2018. However, the US Federal Reserve (Fed) made an abrupt monetary policy U-turn after the market mayhem. Perhaps concluding that monetary policy would be even looser for even longer than previously expected, investors drove the S&P 500 up to record highs, while pushing the US 10-Year Treasury yield down to within 10 basis points of the all-time low set in 2016. We believe the US economy appears to have averted recession and could continue to grow at a modest pace through 2020.

Emerging markets equities ended a tumultuous year on a positive note, with the MSCI Emerging Markets® Index up 18.4%. It was a near-perfect reversal of 2018’s dismal 14.6% decline. Trade was the biggest driver of emerging markets equities’ performance. A strong rally in the fourth quarter, for instance, came after two major trade developments. Looking ahead to 2020, we expect trade tensions to continue to influence the path of emerging markets equities, despite the accord on a long-awaited “Phase 1” deal between the US and China.

In Europe, the European Central Bank (ECB) took rates further into negative territory with the first rate cut since 2016. Germany’s economy contracted in the second quarter after years of powering the euro zone economy. The rest of the euro zone has proven more resilient—France and Spain, for example, depend less than

2  Annual Report

Germany does on industrial activity and exports to drive growth. In the United Kingdom, the Conservative Party’s landslide win in a December election has helped dissipate some of the uncertainty that has weighed on UK markets since the Brexit vote in 2016.

Despite potential market challenges, we are optimistic for 2020 and believe that fundamental analysis and stock selection will be crucial drivers for performance. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. We continue to strive for the long-term patterns of performance that are consistent with your expectations.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

The Lazard Funds, Inc. Investment Overview (unaudited)

Enhanced Opportunities

After a significant rise in equity volatility in the latter half of 2018, equity volatility throughout 2019 was relatively subdued, except for brief, periodic spikes in May, August and October. Equity volatility ended the year near multi-quarter lows, while many global equity indexes reached new record highs. In the United States, the S&P 500 Index gained 31.2% in 2019, with a gain of 18.6% in the second half of the year. High yield credit spreads, as measured by the ICE BofA US Cash Pay High Yield® Index, traded in a relatively tight range for most of the second half of 2019, before falling to year-to-date lows of approximately 350 basis points in December. In the second half of 2019, the yield on the benchmark 10-year US Treasury note traded in a relatively wide range between 1.46% and 2.00% before ending the year at 1.93%.

Lazard Enhanced Opportunities Portfolio

For the year ended December 31, 2019, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of 7.44%, while Open Shares posted a total return of 7.20%, as compared with the 22.78% return for the ICE BofAML U.S. Convertible ex Mandatory® Index and the 8.68% return for the HFRX Global Hedge Fund® Index.

The buying opportunity for convertibles was attractive throughout July and August, but declined from September to November, before improving in December. Throughout this period, we felt balanced and/or credit sensitive paper provided better buying opportunities, while volatility-sensitive profiles were better to sell, due to the broad-based decline in equity volatility. Both long-only (directional) and hedge fund investors were active throughout the third and fourth quarters, as were non-traditional investors, particularly during periods in which risk was for sale.

Corporate events, specifically bond-for-bond exchanges, directional biases, new issues and basis improvement in select bond profiles, paced gains in 2019. As equity markets rebounded, numerous directional biases benefited, as did the basis of those bonds with attractive yield and delta profiles. Offsetting these gains to some

4  Annual Report

extent was a weakening in the basis in volatility-sensitive profiles and softness in selected sub-industries.

The Portfolio uses derivatives, including currency forwards and options, both opportunistically and defensively, for hedging purposes. For the year, the use of derivatives detracted marginally from performance.

Annual Report  5

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, ICE BofAML U.S. Convertible ex Mandatory® Index and HFRX Global Hedge Fund® Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	7.44%	2.63%	2.63%
Open Shares**	7.20%	2.37%	2.37%
ICE BofAML U.S. Convertible ex Mandatory Index	22.78%	9.21%	9.21%
HFRX Global Hedge Fund Index	8.68%	1.20%	1.20%

†	The inception date for the Portfolio was December 31, 2014.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”) or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend distributing agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles, if any, and may differ from amounts reported in the financial highlights. For Institutional Shares and Open Shares, a one-time voluntary reimbursement by the administrator increased the total return ratio by 0.49% for year ended December 31, 2017.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

6  Annual Report

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The ICE BofAML U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Annual Report  7

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2019 through December 31, 2019 and held for the entire period.

Actual Expenses

For each Share class of the Portfolio, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolio, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

8  Annual Report

			Expenses		Annualized
	Beginning	Ending	Paid During		Expense Ratio
	Account	Account	Period	*	During Period
	Value	Value	7/1/19 -		7/1/19 -
Portfolio	7/1/19	12/31/19	12/31/19		12/31/19

Enhanced Opportunities†
Institutional Shares
Actual	$1,000.00	$1,014.60	$12.34		2.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.96	$12.33		2.43%
Open Shares
Actual	$1,000.00	$1,013.50	$12.59		2.48%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.70	$12.58		2.48%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

†	The expense ratios include broker expense and dividend expense on securities sold short.

Annual Report  9

The Lazard Funds, Inc. Portfolio Holdings Presented by
Asset Class/Sector December 31, 2019

	Lazard Enhanced
	Opportunities Portfolio
Asset Class/Sector	Long	*	Short †

Convertible Corporate Bonds
Communication Services	7.2%		—%
Consumer Discretionary	3.5		—
Consumer Staples	2.3		—
Energy	1.1		—
Financials	9.7		—
Health Care	18.9		—
Industrials	3.9		—
Information Technology	23.0		—
Materials	2.7		—
Real Estate	1.3		—
Utilities	0.7		—
Equity
Communication Services	—		–9.5
Consumer Discretionary	—		–5.2
Consumer Staples	—		–3.0
Energy	0.0	#	–1.5
Financials	—		–7.0
Health Care	0.0	#	–25.0
Industrials	—		–4.3
Information Technology	—		–36.5
Materials	—		–2.9
Real Estate	—		–4.2
Utilities	—		–0.9
Short-Term Investments	25.7		—
Total Investments	100.0%		–100.0%

*	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.
#	Amount is less than 0.05%.

10  Annual Report

The Lazard Funds, Inc. Portfolio of Investments
December 31, 2019

Description		Shares	Fair Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 0.1%

United States | 0.1%
Alder Biopharmaceuticals, Inc. (‡)		3,247	$2,857
Valaris PLC (*), (±)		565	3,707

Total Common Stocks (Cost $5,610)			6,564

Description	Security Currency	Principal Amount (000)	Fair Value

Convertible Corporate Bonds | 106.2%

Canada | 7.1%
Aphria, Inc., 5.250%, 06/01/24 (±)	USD	113	$74,933
Aurora Cannabis, Inc., 5.500%, 02/28/24 (±), (#)	USD	165	102,300
Canopy Growth Corp., 4.250%, 07/15/23 (±), (#)	CAD	186	127,839
Element Fleet Management Corp.:
4.250%, 06/30/20 (±)	CAD	43	33,269
4.250%, 06/30/24 (±)	CAD	72	63,675
First Majestic Silver Corp., 1.875%, 03/01/23 (±)	USD	114	161,390
Tilray, Inc., 5.000%, 10/01/23 (±)	USD	198	102,960
			666,366
Chile | 1.0%
Liberty Latin America, Ltd., 2.000%, 07/15/24 (±)	USD	91	96,801

Mexico | 2.1%
Cemex SAB de CV, 3.720%, 03/15/20 (±)	USD	193	193,557

The accompanying notes are an integral part of these financial statements.

Annual Report  11

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Norway | 1.5%
SFL Corp., Ltd., 5.750%, 10/15/21 (±)	USD	131	$139,237

Taiwan | 0.8%
Sea, Ltd., 1.000%, 12/01/24 (±), (#)	USD	66	71,993

United States | 93.7%
8x8, Inc., 0.500%, 02/01/24 (±)	USD	113	112,502
Aerie Pharmaceuticals, Inc., 1.500%, 10/01/24 (±)	USD	86	102,787
Air Transport Services Group, Inc., 1.125%, 10/15/24 (±)	USD	136	132,330
Akamai Technologies, Inc., 0.375%, 09/01/27 (±)	USD	33	32,582
Allscripts Healthcare Solutions, Inc., 1.250%, 07/01/20 (±)	USD	238	235,635
Altair Engineering, Inc., 0.250%, 06/01/24 (±)	USD	33	33,825
Alteryx, Inc., 0.500%, 08/01/24 (±)	USD	10	9,552
Arbor Realty Trust, Inc., 4.750%, 11/01/22 (±)	USD	113	112,544
Atlas Air Worldwide Holdings, Inc., 1.875%, 06/01/24 (±)	USD	139	117,191
Benefitfocus, Inc., 1.250%, 12/15/23	USD	113	97,463
Cardtronics, Inc., 1.000%, 12/01/20 (±)	USD	180	191,597
Chegg, Inc., 0.125%, 03/15/25 (±)	USD	56	57,596
Coupa Software, Inc., 0.125%, 06/15/25 (±)	USD	135	159,619
Cree, Inc., 0.875%, 09/01/23 (±)	USD	67	70,944

The accompanying notes are an integral part of these financial statements.

12  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

CSG Systems International, Inc., 4.250%, 03/15/36 (±)	USD	136	$155,210
Cytokinetics, Inc., 4.000%, 11/15/26 (±)	USD	26	31,056
DexCom, Inc., 0.750%, 12/01/23 (±)	USD	114	168,856
Encore Capital Group, Inc.:
3.250%, 03/15/22 (±)	USD	204	210,608
3.250%, 10/01/25 (±)	USD	52	56,047
Enphase Energy, Inc., 1.000%, 06/01/24 (±)	USD	46	69,833
Everbridge, Inc., 0.125%, 12/15/24 (±)	USD	72	71,154
Evolent Health, Inc., 1.500%, 10/15/25 (±)	USD	17	11,858
EZCORP, Inc., 2.375%, 05/01/25 (±)	USD	38	30,780
Halozyme Therapeutics, Inc., 1.250%, 12/01/24 (±)	USD	82	81,720
Herbalife Nutrition, Ltd., 2.625%, 03/15/24 (±)	USD	135	140,040
Hope Bancorp, Inc., 2.000%, 05/15/38 (±)	USD	148	139,228
Horizon Pharma Investment, Ltd., 2.500%, 03/15/22 (±)	USD	135	178,284
II-VI, Inc., 0.250%, 09/01/22 (±)	USD	96	97,800
IIP Operating Partnership LP, 3.750%, 02/21/24 (±)	USD	123	155,903
Impinj, Inc., 2.000%, 12/15/26 (±)	USD	40	39,176
Infinera Corp., 2.125%, 09/01/24 (±)	USD	26	27,446
Innoviva, Inc., 2.125%, 01/15/23 (±)	USD	135	135,294
Inphi Corp., 0.750%, 09/01/21 (±)	USD	33	46,641

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Insmed, Inc., 1.750%, 01/15/25 (±)	USD	53	$51,055
Intercept Pharmaceuticals, Inc.:
3.250%, 07/01/23 (±)	USD	45	45,375
2.000%, 05/15/26 (±)	USD	68	89,971
Ironwood Pharmaceuticals, Inc.:
2.250%, 06/15/22 (±)	USD	92	107,083
1.500%, 06/15/26 (±)	USD	109	130,655
Kaman Corp., 3.250%, 05/01/24 (±)	USD	45	53,865
Karyopharm Therapeutics, Inc., 3.000%, 10/15/25 (±)	USD	53	75,492
KBR, Inc., 2.500%, 11/01/23 (±)	USD	102	135,150
Knowles Corp., 3.250%, 11/01/21 (±)	USD	106	137,496
Liberty Interactive LLC:
4.000%, 11/15/29 (±)	USD	160	111,606
3.750%, 02/15/30 (±)	USD	36	24,709
Liberty Media Corp.:
2.250%, 12/01/48 (±)	USD	160	189,900
2.750%, 12/01/49 (±)	USD	182	190,645
Ligand Pharmaceuticals, Inc., 0.750%, 05/15/23 (±)	USD	135	116,510
LivePerson, Inc., 0.750%, 03/01/24 (±)	USD	33	39,532
Lumentum Holdings, Inc., 0.500%, 12/15/26 (±)	USD	20	21,700
Marriott Vacations Worldwide Corp., 1.500%, 09/15/22 (±)	USD	147	156,759
Microchip Technology, Inc., 1.625%, 02/15/27 (±)	USD	135	192,375
Neurocrine Biosciences, Inc., 2.250%, 05/15/24 (±)	USD	100	153,129
New Relic, Inc., 0.500%, 05/01/23 (±)	USD	16	15,549

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

NRG Energy, Inc., 2.750%, 06/01/48 (±)	USD	84	$95,235
Nuance Communications, Inc., 1.000%, 12/15/35 (±)	USD	149	149,838
Nutanix, Inc., 0.000%, 01/15/23 (±)	USD	104	103,445
Okta, Inc., 0.125%, 09/01/25 (±)	USD	96	92,963
OSI Systems, Inc., 1.250%, 09/01/22 (±)	USD	90	98,149
Pacira BioSciences, Inc., 2.375%, 04/01/22 (±)	USD	112	116,425
Patrick Industries, Inc., 1.000%, 02/01/23 (±)	USD	101	97,023
PennyMac Corp., 5.500%, 11/01/24 (±)	USD	113	112,118
Perficient, Inc., 2.375%, 09/15/23 (±)	USD	52	70,413
Pluralsight, Inc., 0.375%, 03/01/24 (±), (#)	USD	169	146,679
PRA Group, Inc.:
3.000%, 08/01/20 (±)	USD	112	111,726
3.500%, 06/01/23 (±)	USD	136	141,675
PROS Holdings, Inc., 1.000%, 05/15/24 (±)	USD	36	40,866
Pure Storage, Inc., 0.125%, 04/15/23 (±)	USD	27	26,775
Rapid7, Inc., 1.250%, 08/01/23 (±)	USD	104	154,964
Redfin Corp., 1.750%, 07/15/23 (±)	USD	171	169,009
Redwood Trust, Inc., 4.750%, 08/15/23 (±)	USD	130	132,854
RH, 0.000%, 09/15/24 (±)	USD	66	78,259
SailPoint Technologies Holding, Inc., 0.125%, 09/15/24 (±)	USD	91	97,892

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Silicon Laboratories, Inc., 1.375%, 03/01/22 (±)	USD	20	$26,556
Synaptics, Inc., 0.500%, 06/15/22 (±)	USD	99	109,770
Tabula Rasa HealthCare, Inc., 1.750%, 02/15/26 (±)	USD	74	73,954
Team, Inc., 5.000%, 08/01/23 (±)	USD	115	120,109
TerraVia Holdings, Inc., 5.000%, 10/01/19 («)	USD	216	821
The Chefs’ Warehouse, Inc., 1.875%, 12/01/24 (±)	USD	51	56,116
TTM Technologies, Inc., 1.750%, 12/15/20 (±)	USD	32	50,417
Turning Point Brands, Inc., 2.500%, 07/15/24 (±)	USD	125	110,311
Vishay Intertechnology, Inc., 2.250%, 06/15/25 (±)	USD	130	130,233
Wayfair, Inc., 0.375%, 09/01/22 (±)	USD	91	98,859
Winnebago Industries, Inc., 1.500%, 04/01/25 (±)	USD	76	81,364
Workiva, Inc., 1.125%, 08/15/26 (±)	USD	16	14,348
Wright Medical Group NV, 2.250%, 11/15/21 (±)	USD	119	172,496
Wright Medical Group, Inc., 1.625%, 06/15/23 (±)	USD	40	42,251
Zillow Group, Inc.:
2.000%, 12/01/21 (±)	USD	113	126,408
1.500%, 07/01/23 (±)	USD	68	65,105
0.750%, 09/01/24 (±)	USD	70	85,168
			8,752,251
Total Convertible Corporate Bonds (Cost $9,668,708)			9,920,205

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Counterparty	Number of Contracts	Exercise Price	Notional Amount	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Purchased Options | 0.0%

Call
Aurora Cannabis, Inc. Expires 01/17/20	RBS	10	$5.00	$1,000	$10
Cemex SAB de CV Expires 01/17/20	RBS	7	3.50	700	210
Cemex SAB de CV Expires 04/17/20	RBS	5	4.00	500	100
Horizon Therapeutics PLC Expires 01/17/20	RBS	2	37.00	200	140
Nuance Communications, Inc. Expires 04/17/20	RBS	7	20.00	700	245
Pluralsight, Inc. Expires 04/17/20	RBS	2	22.50	200	90
VanEck Vectors Oil Services ETF Expires 02/21/20	RBS	47	15.00	4,700	564

Put
First Majestic Silver Corp. Expires 04/17/20	RBS	7	9.00	700	140
Infinera Corp. Expires 04/17/20	RBS	6	6.00	600	162
Pluralsight, Inc. Expires 04/17/20	RBS	2	15.00	200	150

Total Purchased Options (Cost $3,204)					1,811

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Short-Term Investments | 36.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $3,442,084)	3,442,084	$3,442,084

Total Investments excluding Securities Sold Short | 143.1% (Cost $13,119,606)		$13,370,664

Securities Sold Short | (43.5)%

Common Stocks | (43.5)%

Canada | (1.6)%
Aphria, Inc.	(842)	(4,395)
Aurora Cannabis, Inc.	(477)	(1,030)
Canopy Growth Corp.	(95)	(1,998)
Element Fleet Management Corp.	(3,348)	(28,593)
First Majestic Silver Corp.	(9,557)	(117,169)
		(153,185)
Chile | (0.6)%
Liberty Latin America, Ltd., Class C	(2,845)	(55,364)
Norway | (0.7)%
SFL Corp., Ltd.	(4,153)	(60,385)
Thailand | (0.4)%
Sea, Ltd. ADR	(827)	(33,262)
United States | (40.2)%
8x8, Inc.	(2,345)	(42,913)
Aerie Pharmaceuticals, Inc.	(2,587)	(62,528)
Air Transport Services Group, Inc.	(2,220)	(52,081)
Akamai Technologies, Inc.	(151)	(13,043)
Altair Engineering, Inc., Class A	(461)	(16,555)
Alteryx, Inc., Class A	(30)	(3,002)
Arbor Realty Trust, Inc. REIT	(1,043)	(14,967)
Atlas Air Worldwide Holdings, Inc.	(814)	(22,442)
Benefitfocus, Inc.	(262)	(5,748)

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Cardtronics PLC, Class A	(1,176)	$(52,508)
Chegg, Inc.	(516)	(19,562)
Coupa Software, Inc.	(618)	(90,383)
Cree, Inc.	(624)	(28,798)
CSG Systems International, Inc.	(1,085)	(56,181)
Cytokinetics, Inc.	(1,984)	(21,050)
DexCom, Inc.	(544)	(118,995)
Encore Capital Group, Inc.	(3,166)	(111,950)
Enphase Energy, Inc.	(1,869)	(48,837)
Everbridge, Inc.	(382)	(29,827)
Evolent Health, Inc., Class A	(204)	(1,846)
EZCORP, Inc. Class A	(1,167)	(7,959)
Halozyme Therapeutics, Inc.	(1,965)	(34,839)
Herbalife Nutrition, Ltd.	(1,280)	(61,018)
Hope Bancorp, Inc.	(813)	(12,081)
Horizon Therapeutics PLC	(2,828)	(102,374)
II-VI, Inc.	(1,057)	(35,589)
Impinj, Inc.	(868)	(22,446)
Infinera Corp.	(1,711)	(13,585)
Innovative Industrial Properties, Inc. REIT	(1,416)	(107,432)
Innoviva, Inc.	(3,128)	(44,292)
Inphi Corp.	(458)	(33,901)
Insmed, Inc.	(679)	(16,215)
Intercept Pharmaceuticals, Inc.	(654)	(81,044)
Ironwood Pharmaceuticals, Inc.	(10,556)	(140,500)
Kaman Corp.	(373)	(24,588)
Karyopharm Therapeutics, Inc.	(2,894)	(55,478)
KBR, Inc.	(3,179)	(96,960)
Knowles Corp.	(4,289)	(90,712)
Ligand Pharmaceuticals, Inc.	(182)	(18,981)
Live Nation Entertainment, Inc.	(1,647)	(117,711)
LivePerson, Inc.	(618)	(22,866)
Lumentum Holdings, Inc.	(40)	(3,172)
Marriott Vacations Worldwide Corp.	(364)	(46,869)
Microchip Technology, Inc.	(1,633)	(171,008)
Neurocrine Biosciences, Inc.	(1,041)	(111,897)

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

New Relic, Inc.	(29)	$(1,906)
NRG Energy, Inc.	(986)	(39,193)
Nuance Communications, Inc.	(2,478)	(44,183)
Nutanix, Inc., Class A	(1,092)	(34,136)
Okta, Inc.	(295)	(34,034)
OSI Systems, Inc.	(562)	(56,616)
Pacira BioSciences, Inc.	(663)	(30,034)
Patrick Industries, Inc.	(438)	(22,964)
PennyMac Mortgage Investment Trust	(227)	(5,060)
Perficient, Inc.	(1,140)	(52,520)
Pluralsight, Inc., Class A	(1,358)	(23,371)
PRA Group, Inc.	(1,768)	(64,178)
PROS Holdings, Inc.	(392)	(23,489)
Pure Storage, Inc., Class A	(413)	(7,066)
Rapid7, Inc.	(2,047)	(114,673)
Redfin Corp.	(3,008)	(63,589)
Redwood Trust, Inc. REIT	(2,327)	(38,489)
RH	(235)	(50,172)
SailPoint Technologies Holding, Inc.	(2,248)	(53,053)
Silicon Laboratories, Inc.	(156)	(18,093)
Sirius XM Holdings, Inc.	(8,527)	(60,968)
Synaptics, Inc.	(743)	(48,867)
Tabula Rasa HealthCare, Inc.	(788)	(38,360)
Team, Inc.	(3,425)	(54,697)
The Chefs’ Warehouse, Inc.	(714)	(27,211)
TTM Technologies, Inc.	(3,059)	(46,038)
Turning Point Brands, Inc.	(1,137)	(32,518)
Vishay Intertechnology, Inc.	(2,012)	(42,835)
Wayfair, Inc., Class A	(563)	(50,878)
Winnebago Industries, Inc.	(805)	(42,649)
Workiva, Inc.	(70)	(2,943)
Wright Medical Group NV	(4,214)	(128,443)
Zillow Group, Inc. Class C	(2,621)	(120,409)
		(3,760,368)

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Shares	Fair Value

Lazard Enhanced Opportunities Portfolio (continued)

Total Securities Sold Short (Proceeds $3,697,361)		$(4,062,564)

Total Investments | 99.6% (Cost and short proceeds $9,422,245) (»)		$9,308,100

Cash and Other Assets in Excess of Liabilities | 0.4%		37,550

Net Assets | 100.0%		$9,345,650

Forward Currency Contracts open at December 31, 2019:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Depreciation

USD	153,773	CAD	202,000	SSB	02/12/20	$1,814

Written Options open at December 31, 2019:

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Notional Amount	Premiums	Fair Value

Put
Cardtronics PLC	RBS	2	$35.00	01/17/20	$200	$125	$(50)
Horizon Therapeutics PLC	RBS	2	35.00	01/17/20	200	123	(120)
VanEck Vectors Oil Services ETF	RBS	47	12.00	02/21/20	4,700	688	(987)
Total Written Options		51				$936	$(1,157)

The accompanying notes are an integral part of these financial statements.

Annual Report  21

The Lazard Funds, Inc. Notes to Portfolio of Investments

December 31, 2019

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy–see Note 9 in the Notes to Financial Statements.
(*)	Non-income producing security.
(±)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2019, these securities amounted to 4.8% of net assets.
(«)	Issue in default.
(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
ETF	—	Exchange-Traded Fund
REIT	—	Real Estate Investment Trust

Currency Abbreviations:
CAD	—	Canadian Dollar	USD	—	United States Dollar

Counterparty Abbreviations:
RBS	—	RBS Securities, Inc.	SSB	—	State Street Bank and Trust Co.

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Industry†	Long	Short

Common Stocks and Convertible Corporate Bonds
Air Freight & Logistics	2.7%	–0.8%
Automobiles	0.9	–0.5
Banks	1.5	–0.1
Biotechnology	9.5	–5.1
Building Products	1.0	–0.3
Commercial Services & Suppliers	1.3	–0.6
Communications Equipment	0.5	–0.2
Construction Materials	2.1	—
Consumer Finance	5.9	–2.0
Diversified Consumer Services	0.6	–0.2
Diversified Financial Services	1.0	–0.3
Electronic Equipment, Instruments & Components	5.5	–2.9
Entertainment	0.8	–1.6
Equity Real Estate Investment Trusts (REITs)	1.7	–1.2
Food & Staples Retailing	0.6	–0.3
Health Care Equipment & Supplies	4.1	–2.6
Health Care Technology	3.4	–0.4
Hotels, Restaurants & Leisure	1.7	–0.5

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Industry†	Long	Short

Common Stocks and Convertible Corporate Bonds (continued)
Independent Power & Renewable Electricity Producers	1.0%	–0.4%
Interactive Media & Services	3.0	–1.3
Internet & Direct Marketing Retail	1.1	–0.5
IT Services	7.3	–3.3
Media	6.6	–1.2
Metals & Mining	1.7	–1.3
Mortgage Real Estate Investment Trusts (REITs)	3.8	–0.6
Oil, Gas & Consumable Fuels	1.5	–0.7
Personal Products	1.5	–0.7
Pharmaceuticals	10.1	–2.6
Real Estate Management & Development	1.8	–0.7
Semiconductors & Semiconductor Equipment	5.9	–4.0
Software	13.3	–5.4
Specialty Retail	0.8	–0.5
Technology Hardware, Storage & Peripherals	0.3	–0.1
Tobacco	1.2	–0.3
Trading Companies & Distributors	0.6	–0.3
Subtotal	106.3	–43.5
Short-Term Investments	36.8	—
Total Investments	143.1%	–43.5%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  23

The Lazard Funds, Inc. Statement of Assets and Liabilities

December 31, 2019	Lazard Enhanced Opportunities Portfolio
ASSETS
Investments in securities, at fair value	$13,370,664
Cash	56,400
Cash collateral due from broker on options	85,202
Foreign currency, at fair value	2,471
Receivables for:
Dividends and interest	55,700
Amount due from Investment Manager (Note 3)	26,876
Investments sold	24,730
Prepaid expenses	1,501
Total assets	13,623,544

LIABILITIES
Securities sold short, at fair value	4,062,564
Cash collateral due to broker on options	63,400
Payables for:
Accrued custodian fees	74,992
Accrued professional services	26,335
Investments purchased	40,152
Dividends on securities sold short	2,318
Gross unrealized depreciation on forward currency contracts	1,814
Written options, at fair value	1,157
Other accrued expenses and payables	5,162
Total liabilities	4,277,894
Net assets	$9,345,650

NET ASSETS
Paid in capital	$10,025,653
Distributable earnings (Accumulated loss)	(680,003)
Net assets	$9,345,650

Institutional Shares
Net assets	$9,222,926
Shares of capital stock outstanding*	1,043,282
Net asset value, offering and redemption price per share	$8.84

Open Shares
Net assets	$122,724
Shares of capital stock outstanding*	13,910
Net asset value, offering and redemption price per share	$8.82

Cost of investments in securities	$13,119,606
Proceeds received from securities sold short	$3,697,361
Proceeds received from written options	$936
Cost of foreign currency	$2,457

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

24  Annual Report

The Lazard Funds, Inc. Statement of Operations

For the Year Ended December 31, 2019	Lazard Enhanced Opportunities Portfolio

Investment Income (Loss)

Income
Interest	$403,925
Dividends	709
Total investment income*	404,634
Expenses
Custodian fees	191,609
Management fees (Note 3)	98,414
Professional services	47,140
Registration fees	34,713
Shareholders’ services	20,568
Administration fees	16,143
Shareholders’ reports	10,513
Directors’ fees and expenses	5,583
Distribution fees (Open Shares)	311
Other	5,417
Total gross expenses before expenses on securities sold short	430,411
Broker expense on securities sold short	113,375
Dividend expense on securities sold short	37,976
Total gross expenses	581,762
Management fees waived and expenses reimbursed	(300,530)
Total net expenses	281,232
Net investment income (loss)	123,402
Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency Transactions, Forward Currency Contracts and Options
Net realized gain (loss) on:
Investments	572,719
Securities sold short	(379,202)
Foreign currency transactions	(5)
Forward currency contracts	(8,172)
Written options	20,196
Total net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	205,536
Net change in unrealized appreciation (depreciation) on:
Investments	1,515,055
Securities sold short	(1,045,890)
Foreign currency translations	233
Forward currency contracts	4,727
Written options	(495)
Total net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts and options	473,630
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	679,166
Net increase (decrease) in net assets resulting from operations	$802,568
* Net of foreign withholding taxes of	$(234)

The accompanying notes are an integral part of these financial statements.

Annual Report  25

The Lazard Funds, Inc. Statement of Changes in Net Assets

	Lazard Enhanced Opportunities Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$123,402	$129,042
Net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts and options	205,536	414,280
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts and options	473,630	(826,012)
Net increase (decrease) in net assets resulting from operations	802,568	(282,690)

Distributions to shareholders (Note 2(g))
Net investment income and net realized gains
Institutional Shares	(90,507)	(425,197)
Open Shares	(1,247)	(2,387)
Net decrease in net assets resulting from distributions	(91,754)	(427,584)

Capital stock transactions
Net proceeds from sales
Institutional Shares	1,320,608	4,469,209
Open Shares	42,717	7
Net proceeds from reinvestment of distributions
Institutional Shares	90,507	415,898
Open Shares	1,247	2,387
Cost of shares redeemed
Institutional Shares	(9,075,438)	(3,201,293)
Open Shares	(33,358)	(10,796)
Net increase (decrease) in net assets from capital stock transactions	(7,653,717)	1,675,412
Total increase (decrease) in net assets	(6,942,903)	965,138
Net assets at beginning of period	16,288,553	15,323,415
Net assets at end of period	$9,345,650	$16,288,553

The accompanying notes are an integral part of these financial statements.

26  Annual Report

	Lazard Enhanced Opportunities Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	1,948,553	1,754,786
Shares sold	155,988	512,981
Shares issued to shareholders from reinvestment of distributions	10,308	51,342
Shares redeemed	(1,071,567)	(370,556)
Net increase (decrease)	(905,271)	193,767
Shares outstanding at end of period	1,043,282	1,948,553

Open Shares
Shares outstanding at beginning of period	12,624	13,575
Shares sold	4,922	1
Shares issued to shareholders from reinvestment of distributions	142	289
Shares redeemed	(3,778)	(1,241)
Net increase (decrease)	1,286	(951)
Shares outstanding at end of period	13,910	12,624

The accompanying notes are an integral part of these financial statements.

Annual Report  27

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$8.31	$8.67	$9.16	$8.89	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.06	0.11 ^	0.05	(0.02)
Net realized and unrealized gain (loss)	0.52	(0.20)	0.40	0.35	(0.21)

Total from investment operations	0.62	(0.14)	0.51	0.40	(0.23)
Less distributions from:
Net investment income	—	(0.10)	(0.17)	(0.08)	(0.14)
Net realized gains	(0.09)	(0.12)	(0.83)	(0.05)	(0.35)
Return of capital	—	—	—	—	(0.39)

Total distributions	(0.09)	(0.22)	(1.00)	(0.13)	(0.88)

Net asset value, end of period	$8.84	$8.31	$8.67	$9.16	$8.89

Total Return (b)	7.44%	–1.66%	5.56%^	4.50%	–2.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,223	$16,184	$15,206	$14,077	$4,823
Ratios to average net assets:
Net expenses	2.71%	2.36%	2.78%^	1.79%	1.70%
Gross expenses	5.52%	3.80%	5.02%^	3.60%	13.45%
Gross expenses, excluding expenses on securities sold short	4.06%	2.71%	3.45%	3.51%	13.45%
Net investment income (loss)	1.19%	0.73%	1.20%	0.57%	–0.22%
Portfolio turnover rate:
Excluding securities sold short	272%	312%	210%	247%	639%
Including securities sold short	354%	409%	310%	340%	N/A

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$8.30	$8.65	$9.15	$8.89	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.04	0.10 ^	0.04	(0.05)
Net realized and unrealized gain (loss)	0.51	(0.19)	0.37	0.33	(0.21)

Total from investment operations	0.61	(0.15)	0.47	0.37	(0.26)
Less distributions from:
Net investment income	—	(0.08)	(0.14)	(0.06)	(0.11)
Net realized gains	(0.09)	(0.12)	(0.83)	(0.05)	(0.35)
Return of capital	—	—	—	—	(0.39)

Total distributions	(0.09)	(0.20)	(0.97)	(0.11)	$(0.85)

Net asset value, end of period	$8.82	$8.30	$8.65	$9.15	$8.89

Total Return (b)	7.33%	–1.80%	5.16%^	4.13%	–2.57%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$123	$105	$117	$112	$110
Ratios to average net assets:
Net expenses	2.83%	2.60%	3.01%^	2.07%	1.95%
Gross expenses	13.76%	14.49%	16.40%^	15.58%	26.46%
Gross expenses, excluding expenses on securities sold short	12.30%	13.40%	14.85%	15.46%	26.46%
Net investment income (loss)	1.10%	0.48%	1.06%	0.45%	–0.46%
Portfolio turnover rate:
Excluding securities sold short	272%	312%	210%	247%	639%
Including securities sold short	354%	409%	310%	340%	N/A

^	A one-time voluntary reimbursement by the administrator increased the net investment income per share amount of $0.04 per share. For Institutional Shares and Open Shares, the one-time voluntary reimbursement by the administrator increased the total return ratio by 0.49%, decreased the gross expense and net expense ratios by 0.44% and increased the net investment income (loss) ratio by 0.44%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  29

The Lazard Funds, Inc. Notes to Financial Statements
December 31, 2019

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2019, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Enhanced Opportunities Portfolio. The financial statements of the other twenty-nine Portfolios are presented separately.

The Portfolio is operated as a “non-diversified” fund, as defined in the 1940 Act.

The Portfolio currently offers Institutional Shares and Open Shares. Each share class is identical except as to minimum investment requirements; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolio’s Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Exchange-traded futures

30  Annual Report

contracts are valued at the settlement price on the exchange on which the contract is principally traded. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on non-US securities exchanges and in over-the-counter markets ordinarily may be completed before or after the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, non-US securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of the Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Portfolio’s NAV is calculated, or when current market quotations otherwise

Annual Report  31

are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts (“ADRs”) or futures contracts. Non-US securities may trade on days when the Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of the Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income, if any, is accrued daily. The Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent

32  Annual Report

with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolio does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized

Annual Report  33

gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2019, the Portfolio traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio will not benefit from exercise of an option should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets.

The risk involved in writing an option is that the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the year ended December 31, 2019, the Portfolio traded in options.

(e) Short Sales—A short sale is a transaction in which the Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily.

34  Annual Report

Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2019, pursuant to short sale arrangements, the Portfolio has a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolio under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolio and State Street. At December 31, 2019, the Portfolio had pledged $9,815,545 of long securities as collateral under such arrangements.

For the year ended December 31, 2019, proceeds from securities sold short and purchases to cover short positions for the Portfolio were $28,108,299 and $29,567,807, respectively.

(f) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

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At December 31, 2019, the Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Short-Term	Long-Term

$9,319	$96,863

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2019, the Portfolio had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Enhanced Opportunities	$10,013,039	$672,791	$1,308,488	$(635,697)

Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(g) Dividends and Distributions—Dividends from net investment income, if any, for the Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolio intends to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution

36  Annual Report

may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, passive foreign investment company gains and losses, 305c deemed dividends, wash sales, distribution re-designations, certain expenses and straddles. The book/tax differences relating to shareholder distributions resulted in reclassifications among capital accounts as follows:

Portfolio	Paid in Capital	Total Distributable Earnings (Accumulated Loss)

Enhanced Opportunities	$4,625	$(4,625)

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2019	2018	2019	2018

Enhanced Opportunities	$91,754	$399,185	$—	$28,399

At December 31, 2019, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Enhanced Opportunities	$110,408	$(106,182)	$(684,229)

(h) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses

Annual Report  37

of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. The Portfolio accrues distribution and service (12b-1) fees to Open Shares. The Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—Until August 15, 2016, the Portfolio imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolio and are included as paid in capital on the Statement of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(k) Net Asset Value—NAV per share for each class of the Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolio, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Portfolio with investment research, advice and supervision and furnishes continuously

38  Annual Report

an investment program for the Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, and provides the Portfolio with administrative, operational and compliance assistance services. For its services provided to the Portfolio, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by the Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Enhanced Opportunities	0.95%

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolio until May 1, 2020 if the aggregate direct expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, including, for the purposes of the expense limitation agreement only, fees related to filing foreign tax reclaims, on behalf of the Portfolio, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Institutional Shares	Open Shares

Enhanced Opportunities	1.25%	1.50%

During the year ended December 31, 2019, the Investment Manager waived its management fees and reimbursed the following Portfolio for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Enhanced Opportunities	$97,231	$189,693	$1,183	$12,423

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

Annual Report  39

State Street provides the Fund with custody and certain fund administration and accounting services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of the Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2019, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $23,000 to the Audit Committee Chair. Effective January 1, 2020, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $237,000, (2) an additional annual fee of $33,700 to the lead Independent Director, and (3) an additional annual fee of $23,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meet-

40  Annual Report

ings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per active Portfolio with the remainder allocated based upon each active Portfolio’s proportionate share of combined net assets. The Statement of Operations shows the Independent Directors’ fees and expenses paid by the Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2019 were as follows:

Portfolio	Purchases	Sales

Enhanced Opportunities	$33,411,451	$42,267,105

For the year ended December 31, 2019, the Portfolio did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2019, the Investment Manager owned 60.84% of the outstanding shares of the Portfolio.

6. Line of Credit

The Fund has a Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. From January 1, 2019 through December 12, 2019, the Agreement provided for a $50 million commitment; effective December 13, 2019, the commitment was increased to $100 million. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2019, the Portfolio had no borrowings under the Agreement.

Annual Report  41

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. The Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2.

7. Investment Risks

(a) Non-US Securities Risk—The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Convertible Securities Risk—The market value of convertible securities may perform like that of non-convertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolio’s foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market

42  Annual Report

can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. During periods of reduced market liquidity, the Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including a single large request for a significant percentage of the Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, and/or Portfolio expenses. Economic and other developments can adversely affect debt securities markets.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these

Annual Report  43

securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.”The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(e) Preferred Securities Risk—There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•	Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

44  Annual Report

•	Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•	Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be

Annual Report  45

affected by or subject to, among other factors, regulation by various government authorities, including rate regulation, and service interruption due to environmental, operational or other mishaps.

(f) Short Position Risk—Short sales or positions may involve substantial risks. If a short position appreciates in value during a period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

There is a risk that the Portfolio may be unable to fully implement its investment strategies due to a lack of available securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, the Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, the Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires the Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

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(g) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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9. Fair Value Measurements

Fair value is defined as the price that the Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolio’s assets and liabilities by each fair value hierarchy level as of December 31, 2019:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Enhanced Opportunities Portfolio
Assets:
Common Stocks*	$3,707	$2,857	$—	$6,564
Convertible Corporate Bonds*	—	9,920,205	—	9,920,205
Purchased Options	1,811	—	—	1,811
Short-Term Investments	3,442,084	—	—	3,442,084
Total	$3,447,602	$9,923,062	$—	$13,370,664
Liabilities:
Securities Sold Short
Common Stocks*	$(4,062,564)	$—	$—	$(4,062,564)
Other Financial Instruments†
Forward Currency Contracts	—	(1,814)	—	(1,814)
Written Options	(1,157)	—	—	(1,157)
Total	$(4,063,721)	$(1,814)	$—	$(4,065,535)
*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

10. Derivative Instruments

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

The Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

During the year ended December 31, 2019, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$100,000#
Average amounts sold	$400,000
#	Represents average monthly notional exposure for the seven months the derivative instrument was open during the period.

Annual Report  49

The Portfolio also traded in purchased options having an average monthly notional exposure of less than $50,000.

The Portfolio also traded in written options having an average monthly notional exposure of less than $50,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019:

Assets – Derivative Financial Instruments		Total

Purchased options	Investments in securities, at fair value	$1,811

Liabilities – Derivative Financial Instruments		Total

Forward currency contracts	Gross unrealized depreciation on forward currency contracts	$1,814
Written options	Written options, at fair value	1,157
Total		$2,971

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was:

Net Realized Gain (Loss) from:	Equity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts	$—	$(8,172)	$(8,172)
Purchased options	(114,967)	—	(114,967)
Written options	20,196	—	20,196
Total	$(94,771)	$(8,172)	$(102,943)

Net Change in Unrealized Appreciation (Depreciation) on:	Equity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts	$—	$4,727	$4,727
Purchased options	9,175	—	9,175
Written options	(495)	—	(495)
Total	$8,680	$4,727	$13,407

As of December 31, 2019, the Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net

50  Annual Report

settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Portfolio is presented in the below table, as of December 31, 2019:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$1,814	$—	$1,814

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Liabilities

State Street Bank and Trust Co.	$1,814	$—	$—	$1,814

11. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017–08, Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities.

Management has adopted the amendments and incorporated the changes in the current financial statements and related disclosures. For public business entities, the amendments in this ASU became effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

12. Subsequent Events

Management has evaluated subsequent events affecting the Portfolio through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Annual Report  51

The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Enhanced Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lazard Enhanced Opportunities Portfolio, including the portfolio of investments (the “Portfolio”), one of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio listed above, as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not

52  Annual Report

required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
New York, New York
February 25, 2020

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

Annual Report  53

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007–present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp., a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

54   Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2020, 35 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report  55

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)) of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018)

Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

56  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2019

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2019:

Of the dividends paid by the Portfolio, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage
Enhanced Opportunities	0.15%

Of the dividends paid by the Portfolio, no dividends qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage
Enhanced Opportunities	2.88%

Pursuant to Section 871 of the Code, the Portfolio has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823–6300 or (2) on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823–6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files its complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report  57

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112–6300

Telephone: 800–823–6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza
New York, New York 10112–6300

Telephone: 800–823–6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112–6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive
Quincy, Massachusetts 02169

Telephone: 617–483–7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112–0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036–8299

http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS031

Lazard Funds
Annual Report

December 31, 2019

Equity Funds

Lazard Developing Markets Equity Portfolio	Lazard International Equity Portfolio
Lazard Emerging Markets Core Equity Portfolio	Lazard International Equity Select Portfolio
Lazard Emerging Markets Equity Advantage Portfolio	Lazard International Equity Value Portfolio
Lazard Emerging Markets Equity Blend Portfolio	Lazard International Quality Growth Portfolio
Lazard Emerging Markets Equity Portfolio	Lazard International Small Cap Equity Portfolio
Lazard Equity Franchise Portfolio	Lazard International Strategic Equity Portfolio
Lazard Global Equity Select Portfolio	Lazard Managed Equity Volatility Portfolio
Lazard Global Listed Infrastructure Portfolio	Lazard US Equity Concentrated Portfolio
Lazard Global Strategic Equity Portfolio	Lazard US Equity Focus Portfolio
Lazard International Equity Advantage Portfolio	Lazard US Realty Equity Portfolio
Lazard International Equity Concentrated Portfolio	Lazard US Small-Mid Cap Equity Portfolio

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

•	Assets and income;

•	Investment experience;

•	Transaction history;

•	Credit history; and

•	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

•	To provide advisory services to you;

•	To open an account for you;

•	To process a transaction for your account;

•	To market products and services to you; and/or

•	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

•	The right to request and obtain a copy of your personal information that we maintain;

•	The right to correct your personal information that we maintain;

•	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

•	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

•	Lazard Asset Management LLC

•	Lazard Asset Management (Canada), Inc.[2]

•	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
32	Performance Overviews (unaudited)
51	Information About Your Portfolio’s Expenses (unaudited)
59	Portfolio Holdings Presented by Asset Class/Sector
62	Portfolios of Investments
62	Lazard Developing Markets Equity Portfolio
66	Lazard Emerging Markets Core Equity Portfolio
70	Lazard Emerging Markets Equity Advantage Portfolio
78	Lazard Emerging Markets Equity Blend Portfolio
85	Lazard Emerging Markets Equity Portfolio
89	Lazard Equity Franchise Portfolio
91	Lazard Global Equity Select Portfolio
95	Lazard Global Listed Infrastructure Portfolio
98	Lazard Global Strategic Equity Portfolio
101	Lazard International Equity Advantage Portfolio
108	Lazard International Equity Concentrated Portfolio
111	Lazard International Equity Portfolio
115	Lazard International Equity Select Portfolio
119	Lazard International Equity Value Portfolio
122	Lazard International Quality Growth Portfolio
125	Lazard International Small Cap Equity Portfolio
130	Lazard International Strategic Equity Portfolio
134	Lazard Managed Equity Volatility Portfolio
142	Lazard US Equity Concentrated Portfolio
144	Lazard US Equity Focus Portfolio
147	Lazard US Realty Equity Portfolio
149	Lazard US Small-Mid Cap Equity Portfolio
154	Notes to Portfolios of Investments
166	Statements of Assets and Liabilities
174	Statements of Operations
182	Statements of Changes in Net Assets
209	Financial Highlights
259	Notes to Financial Statements
302	Report of Independent Registered Public Accounting Firm
306	Board of Directors and Officers Information (unaudited)
309	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

In 2019, equity markets rallied while debt yields around the world declined. The US equity market outperformed most of its peers, with the S&P 500® Index rising by 31.5% over the year, hitting an all-time high in December. Equities rallied strongly in Europe (+27.5%), but other markets were less ebullient. Uncertainty over Brexit kept UK equities in a range for most of the year, while political unrest and declining oil prices weighed on a number of emerging markets. Faced with US-China trade tensions, a decelerating industrial economy, and clear messaging from key central banks that rates will stay lower for longer, investors reached for yield.

US equity markets began 2019 on uncertain footing after tightening monetary policy and trade tensions led to a sharp sell-off at the end of 2018. However, the US Federal Reserve (Fed) made an abrupt monetary policy U-turn after the market mayhem. Perhaps concluding that monetary policy would be even looser for even longer than previously expected, investors drove the S&P 500 up to record highs, while pushing the US 10-Year Treasury yield down to within 10 basis points (bps) of the all-time low set in 2016. We believe the US economy appears to have averted recession and could continue to grow at a modest pace through 2020.

Emerging markets equities ended a tumultuous year on a positive note, with the MSCI Emerging Markets® Index up 18.4%. It was a near-perfect reversal of 2018’s dismal 14.6% decline. Trade was the biggest driver of emerging markets equities’ performance. A strong rally in the fourth quarter, for instance, came after two major trade developments. Looking ahead to 2020, we expect trade tensions to continue to influence the path of emerging markets equities, despite the accord on a long-awaited “Phase 1” deal between the US and China.

In Europe, the European Central Bank (ECB) took rates further into negative territory with the first rate cut since 2016. Germany’s economy contracted in the second quarter after years of powering the euro zone economy. The rest of the euro zone has proven more resilient-France and Spain, for example, depend less than Germany

2  Annual Report

does on industrial activity and exports to drive growth. In the United Kingdom, the Conservative Party’s landslide win in a December election has helped dissipate some of the uncertainty that has weighed on UK markets since the Brexit vote in 2016.

Despite potential market challenges, we are optimistic for 2020 and believe that fundamental analysis and stock selection will be crucial drivers for performance. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. We continue to strive for the long-term patterns of performance that are consistent with your expectations.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

Lazard Retirement Series, Inc. Investment Overviews (unaudited)

Emerging Markets Equities

Emerging markets equities joined global capital markets in performing strongly in 2019. However, share prices in the developing world could not keep up with the very strong returns generated in the United States or global developed markets over the year, mostly due to ongoing trade tensions. The MSCI Emerging Markets Index rose by 18.4%, in US dollar terms, in 2019, underperforming the MSCI World® Index, which increased 27.7%. Eastern Europe, supported by strong returns in Russia and Greece, was the strongest performing region. Asian stock prices, aided by high returns in both information technology and consumer discretionary, rose marginally more than the index, while Latin American stocks experienced more varied returns and lagged modestly.

Share prices in Brazil and Colombia finished the year sharply higher on successful pension reform in the former and decent economic performance in the latter. Civil demonstrations proved to be a major social problem in Chile and contributed to it being the worst performing emerging market country in 2019. Mexican shares were laggards, as investors expressed unease with the unorthodox style of President Andrés Manuel López Obrador.

All Asian markets finished the year higher, with Chinese equity prices, despite the severe ongoing tensions over trade, recording a return of more than 23%. Taiwanese shares, which were helped by strong technology demand, experienced an even better year, rising by more than 36%. These export-oriented markets, including South Korea, were helped towards year-end by a “Phase 1” trade agreement between China and the United States. China possesses a prodigious consumer market and its economy was adversely impacted by the country’s trade war with the United States. The preliminary agreement removed a major barrier to China’s economic growth, thereby facilitating greater trade with export-dependent countries. Elsewhere in emerging Asia, markets were more restrained, with stocks prices rising by pedestrian amounts in Indonesia and India despite re-elections by incumbents.

Most markets in the region encompassing emerging Europe, the Middle East and Africa (EMEA) finished higher in 2019. However,

4  Annual Report

Polish equities, which had performed well in 2018, were adversely impacted by an economic slowdown in neighboring Germany and ended the year almost 6% lower. Shares in both South Africa and Turkey were affected by weak macroeconomic trends, although both managed to generate positive, but relatively unexciting, gains. Investors were drawn to Greek equities, which were bolstered when a new government assumed power, and Russian stocks, where strong economic fundamentals underpinned a more shareholder-friendly attitude toward many companies. Saudi Arabian equities joined the emerging markets universe in 2019 and the initial public offering of Saudi Aramco was completed.

From a sector perspective, information technology and consumer discretionary companies performed particularly well. Although all sectors finished the year higher, health care, materials, and industrial stocks were the major underperformers.

International Equities

The year 2019 was a big one for equities and international equities were no exception. The MSCI EAFE® Index rose 22.0% over the course of the year, while the MSCI ACWI ex US® Index, rose 21.5%. The fourth quarter was particularly strong, as markets anticipated a cyclical upturn in both the global economy and corporate profits. However, the nature of the gains was as important as the raw numbers. We entered the year feeling cautious about corporate fundamentals and that stance turned out to be justified. Equity returns were driven more by multiple expansion rather than earnings, which came in much lower than expected across regions. In the first three quarters of the year, the shift in policy from monetary tightening to easing from the Fed, as well as the ECB’s return to quantitative easing, drove asset prices higher. Equities owed their strong rise in the fourth quarter, equivalent to 40% on an annualized basis, to an upturn in risk sentiment, perhaps thanks to a preliminary agreement on a trade deal between the United States and China and a decisive election in the United Kingdom. A market that reacted with a loud, long sigh of relief at every sign of stabilization and largely ignored fundamentals posed challenges for stock pickers, even as stocks overall enjoyed good returns.

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Behind the impressive performance stocks enjoyed in most regions, the prevailing mood for 2019 was one of anxiety. Trade tensions, a global manufacturing slowdown, and pessimism around global growth prospects were all at the top of investors’ minds.

We believe it’s telling that the three major developments that boosted international equities in 2019 all helped make an uncertain world feel a bit more certain. The Fed’s about-face on monetary tightening, which was followed by easing from the ECB and many emerging markets central banks, reduced fears of rising interest rates. British voters ushered in some clarity around Brexit by delivering a decisive victory to Prime Minister Boris Johnson’s Conservative Party in the fourth quarter. And finally, the United States and China announced in December that they had reached an agreement on a Phase 1 trade deal.

Given the market’s uncertainty, it is not surprising that high-quality stocks (top-quintile EAFE stocks measured by return on equity) fared particularly well in 2019. Within the high-quality world, those with the highest growth prospects and valuations climbed nearly 41% in the year and were particularly strong in the fourth quarter. As we enter 2020, the expectations for this group are high, with a nearly nine-point valuation premium versus the MSCI EAFE benchmark (24.8x vs. 15.8x on a price-to-earnings basis).

That is not to say that value did not have its moments in 2019. For a short period of time, global value stocks started to outpace global growth stocks late in the third quarter, as fears of a recession began to subside, a trade deal began to seem more possible, sentiment improved, and investors hoped weak global manufacturing activity would bottom. Armed with renewed confidence, we believe investors felt comfortable, at least for a short period of time, taking advantage of an unusually wide valuation gap between value and growth stocks. The appetite for value began to flag as the third-quarter earnings season got underway, however, and was not ultimately strong enough to compete with the demand for growth stocks.

The growth versus value paradigm held right down to the sector and region level. Technology stocks, a classic growth sector, soared

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during the period. Energy stocks lagged, as investors worried about the potential for depressed prices in the face of abundant oil supplies and a global manufacturing slowdown. For the full year, the MSCI EAFE Growth® Index outperformed the MSCI EAFE Value® Index by 12.0%. Meanwhile, the MSCI EM Growth® Index outperformed the MSCI EM Value® Index by 13.0% in the same period.

US Equities

The S&P 500 Index rose 31.5% in the period. Stocks rallied early in 2019, as solid economic data and expectations for progress in trade talks encouraged investors. Corporate earnings and other indicators of economic health were largely positive, as the majority of companies reported quarterly earnings above expectations, the economy continued to add jobs at a strong rate, with unemployment reaching a 50-year low toward the end of the year, and GDP growth broadly came in above expectations, despite weakness abroad. The Fed cut its benchmark rate three times in 2019 in an attempt to keep the US economy on its solid growth trajectory. In December, the United States and China announced a preliminary agreement on certain points of contention, eliminating some of the uncertainty surrounding the ongoing trade spat between the two countries.

Global Securities

Although uncertainty continued to hang over many of the world’s economies, encouraging macro developments boosted risk sentiment during the year. The most significant news coming out of the period was that the United States and China had reached an initial deal in their protracted trade war. Investors were still awaiting the details of the “Phase 1” agreement as of the end of December, but optimism about a potential truce between the world’s two largest economies appeared to ease fears of a global recession and led to a rally in global stock markets.

While investors remained nervous about the rest of the world, the United States continued to be a bright spot. Positive domestic economic data in the areas of employment and consumer spending eased fears that the American economy was slowing. These upbeat figures, combined with the Fed’s three interest rate cuts during the year, continued to benefit the US equity market. Across the Atlantic,

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the UK stock market advanced after the country’s general election in December resulted in a resounding victory for the Conservative Party majority, thereby providing additional clarity on the future of Brexit. Meanwhile in Asia, Japan’s equity market climbed higher on news in December that the Japanese government was set to announce a stimulus package to boost the country’s economy.

Equity markets in the developing world outperformed their developed market counterparts in the fourth quarter, as world equity markets rose on improved investor confidence in the global economic outlook. Stock markets in China, which benefitted from easing trade tensions with the United States, and Russia, where investors bid up shares on hopes that the country’s struggling economy was improving, were among the top performers.

Information technology was the best performing sector, as semiconductor companies with significant exposure to the Chinese market gained on news of a US-China initial trade agreement. Utilities underperformed the broader market index, as risk-on trading led investors to rotate out of defensive stocks.

Global Infrastructure

Global equity markets continued to rally in 2019. We believe that the market’s optimism was founded on the continuation of stimulative central bank fiscal policies, the de-escalation of trade tensions between the United States and China, and the resilience of the US economy. In our view, these factors, among others, helped drive share prices upward in 2019, including those of infrastructure companies. This strong level of performance has resulted in a dearth of, what we believe to be sensibly priced investment opportunities in infrastructure assets. In the United Kingdom, the path to Brexit caused significant volatility in the share prices of UK infrastructure stocks, providing us with attractive opportunities to invest, and in the United States the continued drop in market interest rates meant that the valuations of US utilities became further stretched.

Real Estate Equities

The MSCI USA IMI Core REIT Index outpaced the S&P 500 for most of the year, but a modest decline in the fourth quarter resulted in the REIT-specific index trailing the broader market index for the

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entire year. However, in absolute return terms, REIT performance was strong compared to historical results as the US REIT market continued to benefit from stable economic growth, healthy real estate fundamentals, access to equity and debt, a benign interest rate environment, and modesty positive earnings expectations. From a year-to-date perspective, Industrial and Residential REITs delivered the best total returns of the major sectors in 2019, while Retail and Lodging REITs were the worst performers.

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2019, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 28.17%, while Open Shares posted a total return of 27.79%, as compared with the 18.44% return for the MSCI Emerging Markets Index.

Stock selection within the communication services, consumer discretionary, consumer staples, financials, health care, industrials, information technology and materials sectors as well as in Brazil, Colombia, South Africa, China, India, Indonesia, South Korea and Taiwan all helped performance. Higher-than-index exposure to Colombia and Russia, and lower-than-index exposure to the consumer staples and materials sectors, as well as to Chile, Poland, Saudi Arabia, Korea, Malaysia, and Thailand added value. Notre Dame Intermedica, a Brazilian vertically integrated health care operator, outperformed on strong results, continued healthy net new adds and improvement in medical loss ratios. Alibaba, a leading Chinese e-commerce company, outperformed on optimism around continued healthy core commerce revenues and continued narrowing of losses from investments, as well as on strong China e-commerce growth. Samsung Electronics, a South Korean technology company, rose after reporting a positive outlook on pricing for both DRAM and NAND memory. New Oriental Education & Technology Group, an English learning service provider in China, outperformed, driven by strong results that were supported by improving margins. Yandex, a Russian search engine, outperformed on strong results and as concerns eased regarding limiting foreign ownership in Russian internet companies

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In contrast, stock selection in Russia detracted from performance, as did underweight exposure to the consumer discretionary sector and to Taiwan. The overweight exposure to the industrials sector, as well as to Peru and India, also hurt performance. NMC Health, a hospital operator in the UAE, underperformed following several allegations about the company’s business practices that were made in a short seller report. Focused Photonics, a Chinese environmental monitoring and process control company, did poorly following weak results and guidance that suggested a softer outlook. Baidu, a Chinese search engine, underperformed after ad revenue growth slowed, profit margins decreased, and management initiated another health-care vertical restructuring. Zhuzhou CRRC, a Chinese manufacturer of electrical systems for railways, struggled with weak growth and disappointing margins.

Lazard Emerging Markets Core Equity Portfolio

For the year ended December 31, 2019, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of 21.59%, while Open Shares posted a total return of 21.08%, and R6 Shares posted a total return of 21.69%, as compared with the 18.44% return for the MSCI Emerging Markets Index.

Security selection in the financials, industrials, information technology, and communication services sectors, as well as in China and South Korea, helped performance during the period. The overweight to Russia further helped relative performance. Taiwan Semiconductor Manufacturing Company, the world’s largest semiconductor foundry, benefitted from expectations of rising 5G demand for both smartphones and network infrastructure. New Oriental Education & Technology Group, the largest provider of private educational services in China, ended higher as its online subsidiary Koolearn reported stronger revenue growth in its fiscal year 2019 results. The share price of Lukoil, a Russian integrated oil company, continued to benefit from management’s announcement of a new and more transparent dividend policy, with at least 100% of free cash flow to be paid out in dividends. Sberbank, a Russian state-owned bank, reported stronger earnings and higher capital ratios over the period. China National Building Material Group, a

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Chinese building materials company, outperformed on better-than-expected cement prices and housing data.

In contrast, security selection in the materials sector, as well as in India, detracted from returns, as did overweight exposure to the materials sector. Braskem, a Brazilian petrochemical company, reported disappointing second quarter results, driven by weak petrochemical spreads (the difference between product prices and the cost of raw materials) and low demand in Brazil, Mexico, and Europe. Ternium, a steel manufacturer with operations across Latin America, declined as rising input costs weighed on the stock’s performance. Additionally, a slowdown in the domestic auto industry weighed on its share price. DB Insurance, a South Korean insurance company, underperformed as the outlook for its long-term loss ratio deteriorated following a rise in medical indemnity claims. Indian securities Hindalco Industries, an integrated aluminum producer, and Hindustan Zinc, a long reserve life zinc company, underperformed due to uncertainties surrounding the country’s general election, and due to weaker aluminum prices.

Lazard Emerging Markets Equity Advantage Portfolio

For the year ended December 31, 2019, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of 20.44%, while Open Shares posted a total return of 19.97%, as compared with the 18.44% return for the MSCI Emerging Markets Index.

Stock selection accounted for most of the year’s relative gain with particular strength in the financials and materials sectors. Greater-than-benchmark exposure to the information technology sector also helped. This was partially offset by poor stock selection in the consumer staples and utilities sectors. Less than-benchmark exposure to the consumer discretionary sector also detracted. Regionally, stock selection was particularly favorable in China and Taiwan but lagged in South Korea, Argentina and India.

Stocks that helped performance in the year included Taiwan Semiconductor, which continued to appreciate on strong demand for faster mobile chips and new high-end smartphones. The world’s top contract chipmaker eased investor fears of a global tech slow-

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down with a bullish forecast for 2020 and they continue to make the technological advances necessary to maintain their leadership position. Anglo American Platinum enjoyed a very strong year as palladium and rhodium prices continue to appreciate. Production remains in line with the company’s guidance of 70–80% annual increase. They negotiated a 3-year contract with the miner’s union, averting a potential strike and business disruption. They remain the world leader in platinum production accounting for nearly 40% of the world’s supply. Samsung also benefitted performance, as optimism of a trade deal between the United States and China and with Japan helped to boost the stock. Improved DRAM pricing and US consumer spending also provided a lift to the stock.

Detractors for the year included LG Uplus, one of the companies at the center of the Japan-South Korea trade war. In July, citing national security concerns, Japan placed restrictions on exports to South Korea of three chemical materials crucial for the manufacture of semiconductors and screens used in smartphones and televisions. That affected companies like LG Uplus, which relies heavily on Japan, the most important source for the chemicals globally. The company reported solid growth in the operating profit with over a 10% increase in annual earnings. However, higher labor costs concerned investors. Petronas Chemicals continues to struggle as the lack of growth catalysts has weighed on the stock. Both ethylene and methanol prices remain weak reflecting the tensions of the US-China trade war, depressing Petronas’ earnings. We sold our position during the period. Banco Macro, the Argentine bank, which caters to middle class retail and small and mid-sized companies, fell over 60% in August, despite reporting results that were better than forecast. Concerns that their client base would be especially hard hit by the currency controls caused a nearly 70% decline in the stock and with a modest recovery in price, we exited the position.

Lazard Emerging Markets Equity Blend Portfolio

For the year ended December 31, 2019, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 24.21%, while Open Shares posted a total return of 24.21%, as compared with the 18.44% return for the MSCI Emerging Markets Index.

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The Portfolio benefited from stock selection in the communication services, financials, industrials, and information technology sectors, as well as from higher-than-index exposure to the information technology sector. Performance was also helped by stock selection in Indonesia, South Korea, Russia, and Taiwan, as well as by overweight exposure to Russia.

In contrast, performance was hurt by the Portfolio’s allocation to small cap stocks. Other detractors included stock selection in the health care and utilities sectors as well as lower-than-index exposure to the consumer discretionary sector. By country, stock selection in Brazil and China, as well as lower-than-index exposure to Taiwan hurt performance. Finally, off-benchmark exposure to UK-listed stocks NMC Health (a hospital operator in the UAE) and Petra Diamonds (a diamond miner with assets in Africa) lowered returns.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2019, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 18.04%, while Open Shares posted a total return of 17.73%, and R6 Shares posted a total return of 17.98%, as compared with the 18.44% return for the MSCI Emerging Markets Index.

During the period, shares of South Korean companies Samsung Electronics and SK Hynix, a manufacturer of electronic good and a semiconductor manufacturer, respectively, rose as the market started to see signs that the DRAM market was near the bottom and the NAND market continued to see strength. Sberbank, a Russian bank, reported strong May profits with supportive net interest margin trends. Taiwan Semiconductor Manufacturing, a Taiwanese semiconductor manufacturer, provided upbeat guidance including expectations for rising 5G smartphone demand translating into demand for higher-end components. Shares of Weichai Power, a Chinese manufacturer of large diesel engines, gained on expectations for stability in the heavy-duty truck market in 2020. Shares of Gazprom, a Russian gas company, surged after the company announced a sharp rise in the dividend payout. Security selection within the industrials and financials sectors added value. Stock selection in South Korea and a higher-than-index exposure to Russia helped performance.

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In contrast, shares of YPF, an Argentine energy company, dipped sharply along with the broader Argentine market after the country’s surprising primary election result that indicated a strong likelihood that the leftist ticket of Fernandez/Kirchner was going to win the October elections; and was followed by the announcement of 90-day price freezes by President Macri. BAT Malaysia, a Malaysian tobacco company, experienced volume contractions as customers continued to convert to e-cigarette and/or illicit cigarette alternatives. Shoprite, a South Africa retail chain, was negatively impacted by its Sub-Saharan businesses due to currency depreciations in those countries. Hero Motocorp, an Indian manufacturer of two wheelers, lagged on continued sales weakness. Baidu, a Chinese search engine, reported disappointing second quarter results and indicated a weak outlook for the Chinese digital advertising market. Security selection within the consumer discretionary, consumer staples, and information technology sectors, and within South Africa detracted from performance. A lower-than-benchmark exposure to Taiwan also hurt returns.

Lazard Equity Franchise Portfolio

For the year ended December 31, 2019, the Lazard Equity Franchise Portfolio’s Institutional Shares posted a total return of 21.70%, while Open Shares posted a total return of 21.40%, as compared with the 27.67% return for the MSCI World® Index.

A detractor in the period was Pacific Gas & Electric (PG&E) over concerns that the utility equipment of the company may have contributed to the spate of wildfires in northern California that occurred in early November 2018. On January 29, 2019, PG&E filed for Chapter 11 bankruptcy protection. Whilst there may still be value in PG&E once the 2017 and 2018 wildfire liabilities are resolved, we believe the Chapter 11 process changes the risk profile of the company and we exited our position.

Leading satellite operator SES also detracted from performance during the year. November 2019 saw a radical change in approach by the US Federal Communication Commission (FCC) towards the sale method of C-band spectrum in which FCC Chairman Ajit Pai has decided to utilize a public auction. Simultaneously, a bill introducing the 5G Spectrum Act which requires that “at least 50% of

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the value of the auction revenues be reserved for the American people”, was introduced in the Senate. These actions mean that the timeline for a sale is now very uncertain and the ultimate share of proceeds will also be the subject of debate. However, we believe SES still offers a reasonable valuation opportunity and is worthy of a position in the strategy, even after excluding any proceeds from the reuse of US C-Band.

US medical waste and document destruction business, Stericycle, contributed to performance for the year indicating that its “consolidate to regulated medical waste (RMW) and document destruction (DD)” strategy is on track. DD has shown increasing sales momentum and appears now firmly in a 4%–6% per annum organic growth range, whilst RMW showed recent years’ price compression has all but stopped. In October, the company announced progress on its portfolio rationalization after it divested from non-core operations in Mexico and two service lines within Communication and Related Services.

The world’s largest brewer, Anheuser-Busch Inbev (ABI), contributed to performance during the year. Although price competition has increased in ABI’s markets resulting in the company adjusting its prices to maintain market share, we believe its economies of scale benefits as the world’s largest brewer, resulting in improved profit performance above market expectations. Mid-year, ABI also announced the sale of its Australian operations to Asahi Group Holdings Ltd, for AUD16 billion (US$11.3 billion), well above of both the market and our expectations. In our view, the company still offers compelling value at the current share price.

Lazard Global Equity Select Portfolio

For the year ended December 31, 2019, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 25.20%, while Open Shares posted a total return of 24.82%, as compared with the 26.60% return for the MSCI All Country World® Index (“ACWI”).

Stock selection in the industrials sector contributed to performance. Shares of engineering recruiter Technopro rose after the com-

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pany reported strong results, driven by solid organic growth. An underweight position in energy also helped returns. The sector was among the year’s worst performers in the benchmark index.

In contrast, stock selection in the financials sector detracted from performance. Shares of lender Indiabulls fell amid questions about the company’s funding capabilities. We sold our position in August, as our thesis was broken. Stock selection in the communication services sector also hurt returns. Shares of videogame maker Ubisoft fell after management issued disappointing 2019 guidance in May, as well as a profit warning for its third quarter. We sold our position in November, as our thesis was broken.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2019, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 22.26%, while Open Shares posted a total return of 21.94%, as compared with the 27.13% return for the MSCI World Core Infrastructure (USD Hedged) Index and 27.67% return for the MSCI World Index.

UK regulated utility National Grid rose following the commanding win of the Conservative party at the UK general elections. Importantly, the defeat of the Labour party may eliminate nationalization fears that had been plaguing the stock over the last few years. While our investment was not predicated on the specific political outcome, we believe this reduces risk and volatility considerably. We believe there is substantial upside and the stock could regain the premium at which it was trading prior to the emergence of the nationalization threat.

French motorway and airports operator Vinci also strongly contributed to performance during the year after the company continued to deliver solid results. In the first half of 2019, for instance, the company noted a 180 basis point increase in motorway margins leading to 5% EBITDA growth, despite muted traffic development. Airports also continued their growth, with total passengers increasing 6.7% in the first half, leading to 8.1% organic growth. Gatwick airport was integrated into the group’s perimeter in May 2019, following the acquisition of a majority stake. We believe that the price

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paid for the asset is quite high, and difficult to justify without transforming the emergency runway into a second runway which could provide a much needed boost to capacity at the airport. Moreover, the company appears resilient to the social unrest in France, and the contracting division is ahead of our profitability expectations.

A major detractor during the period was Pacific Gas & Electric (PG&E) over concerns that the company’s utility equipment may have contributed to the spate of wildfires in northern California that occurred in early November 2018. In January, PG&E filed for Chapter 11 bankruptcy protection. Having investigated the potential risks of the Chapter 11 process, we determined that PG&E no longer fit the risk profile of a Preferred Infrastructure Investment. Whilst there may still be value in PG&E once the 2017 and 2018 wildfire liabilities are resolved, we believe the Chapter 11 process changes the risk profile of the company and we exited our position.

Leading satellite operator SES also detracted from performance during the year. The last weeks of November 2019 saw a radical change in approach by the US Federal Communication Commission (FCC) towards the sale method of C-band spectrum. The C-Band Association’s (CBA) private market solution was rejected and instead, FCC Chairman Ajit Pai has decided to utilize a public auction. Simultaneously, a bill introducing the 5G Spectrum Act which requires that “at least 50% of the value of the auction revenues be reserved for the American people”, was introduced in the Senate. These actions mean that the timeline for a sale is now very uncertain. Although the FCC has said it wants to act ‘quickly’ we believe there are likely to be issues that slow the process well into 2020. The major timing obstacle may now be the CBA seeking a better deal and the ultimate share of proceeds will also be the subject of debate. The US Treasury may look for more than 50% of the total proceeds of sale and some leading senators appear to support this. With so much uncertainty surrounding the ultimate C-Band outcome, we have considered it appropriate to remove any value for the potential C-Band sale proceeds from our core valuation of SES. That said, we continue to believe SES still offers a reasonable valuation opportunity and is worthy of a position in the strategy, even after excluding any proceeds from the reuse of US C-Band.

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Lazard Global Strategic Equity Portfolio

For the year ended December 31, 2019, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of 29.19%, while Open Shares posted a total return of 29.01%, as compared with the 26.60% return for the MSCI ACWI.

Contributors included Worldpay, the global merchant acquirer, which was acquired at a premium by Fidelity National Information Services. S&P Global rose steadily based on its consistently profitable ratings and index businesses. TechnoPro Holdings, a Japanese engineering recruitment firm, showed steady growth in engineer placements. Visa, the provider of digital payment services, continued to see earnings growth, thanks to higher payment volumes and higher pricing. The company benefits from the trend from cash to card, while the company expands its addressable market to increase additional payment flows, in areas such as e-commerce, and B2B payments. Digital Garage, the Japanese provider of online payments and online advertising, reported strong operating performance-revenue growth with increasing margin.

On the negative side, Apple was not held in the Portfolio, but the shares appreciated with improving iPhone results and progress in trade negotiations between the United States and China. Biogen fell after the company stopped its trial of aducanumab in addressing Alzheimer’s. South Korean internet services provider Café 24 was hurt by aggressive plans to expand into Japan. Elanco Animal Health pulled back after it announced its intention to purchase Bayer’s pet business. Halliburton, the oil services firm, declined slightly over the year, declining as oil prices fell with economic uncertainty and rebounding as tensions flared in the Middle East towards the end of the year.

Lazard International Equity Advantage Portfolio

For the year ended December 31, 2019, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of 17.37%, while Open Shares posted a total return of 17.03%, as compared with the 22.01% return for the MSCI EAFE Index.

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With the concentrated leadership in the market, stock selection proved difficult, especially given the valuation premiums associated with many of the market leaders in the year. Leadership was concentrated in large cap stocks, and of those large caps, the 37 largest stocks in the MSCI EAFE index provided the only source of value during the period. Nestle, Diageo, and GlaxoSmithKline were some of the stocks that hurt performance due to lack of exposure. In addition to stock selection, minor sector weighting differences also accounted for some of the underperformance including underweights to information technology and materials and an overweight in energy.

Stock selection was favorable in five of eleven sectors but overshadowed by underperformance in industrials, materials and consumer staples. Geographically, stock selection in Japan contributed disproportionately to the underperformance. The protests in Hong Kong also adversely impacted the Portfolio, as we held a large retail and real estate concern (Swire Pacific) which was adversely impacted. European holdings also lagged the benchmark with French utility Electricité de France the largest detractor as it surprised investors by cutting its dividend. Performance in the United Kingdom was flat for the year despite a strong pick-up in the fourth quarter as the positioning in domestically oriented concerns benefitted with the election results and the sharp rally in the pound.

Lazard International Equity Concentrated Portfolio

For the year ended December 31, 2019, the Lazard International Equity Concentrated Portfolio’s Institutional Shares posted a total return of 25.56%, while Open Shares posted a total return of 25.28%, as compared with the 21.51% return for the MSCI ACWI ex-US.

Outperformance of the Portfolio was driven entirely by stock selection anchored by our insight in stock-specific situations and inflections.

Top contributors included Aon, which benefited from its US dollar exposure and also greater awareness of its capital light earnings growth. Being a ‘big data’ company, Aon benefited from a thematic tailwind, although, critically, it was not just a story but registered in earnings growth also. National Bank of Canada continued to prove

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Canadian housing bears incorrect as this high-return franchise continued to enjoy its high but sustainable return in the Canadian banking oligopoly. Safran, despite a mixed fourth quarter due to Boeing’s woes, continued its long period of strong performance as the market got a greater understanding of the margin uplift coming from the transition in business mix from lower margin original equipment business to higher margin aftermarket business. SAP appreciated as the market enjoyed the rapid organic growth and defensive qualities, with the entrance of an activist investor and the exit of the CEO also suggesting a bright future ahead. Samsung performed well. We added significant capital to the stock in early second half of 2019, after company visits to multiple industry participants in South Korea confirmed the memory cycle was turning positive. Digital Garage performed well, driven principally by the payment division, which is enjoying 15%–20% organic growth as Japan transitions to a cashless society from its anachronistic current position.

The top detractor was Dutch lender ABN AMRO, which fell as part of a larger decline in the European banking industry due to pressure on net interest margins stemming from the ultralow interest rate environment in the Continent. ABN faced additional headwinds due to the ongoing uncertainty about solvency requirements. ABN was regarded as having a very strong balance sheet with capital surplus. However, complex new regulation relating to the individual risk weightings of Dutch mortgages threatened to erode this surplus capital, with management’s reticence to increase the dividend a clear sign that it viewed European excess capital as challenging. We exited the Portfolio’s position in ABN after determining that our investment thesis was no longer valid.

Canadian telco operator Rogers Communications fell on concerns that a new government in Canada could regulate the industry more stringently. A scenario analysis led us to observe the higher probability of a material downgrade in earnings and we exited the position as a result. Arca, the Mexican Coca-Cola bottler, also declined, with most of the fall in US dollar value being a result of the depreciation of the Mexican peso. The company actually has executed well, we regard our investment thesis and conviction levels as strong, and we have added capital to the position as the shares have declined.

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The Portfolio lost over 1% of performance against the benchmark as a result of its cash position. This cash level of 3%–5% has been consistent since the inception of the Portfolio, but is inevitably a large detraction in the volatile bull market we have seen in 2019.

Lazard International Equity Portfolio

For the year ended December 31, 2019, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 21.19%, while Open Shares posted a total return of 20.89%, and R6 Shares posted a total return of 21.17%, as compared with the 22.01% return for the MSCI EAFE Index.

Stock selection in the financials sector helped relative returns as Aon, the global insurance broker domiciled in the United Kingdom, continued to drive positive performance in the period. A strong balance sheet, a growing roster of new clients, growth in new business segments such as cyber, a share repurchasing program, and a pipeline for mergers and acquisitions were all factors that drove Aon’s stock price up almost 45%. Stock selection in the materials sector has also driven positive relative returns, as shares of Koninklijke DSM N.V. (“DSM”), rose more than 60% on bullish sentiment about the company’s strong execution and the EUR 1 billion buyback program, representing approximately 7% of the company’s market capitalization, announced in February 2019. Lastly, positioning in emerging markets was additive to relative returns.

In contrast, a lower-than-benchmark weight and stock selection in the consumer discretionary sector detracted from relative returns as shares of Japanese auto manufacturer Suzuki declined 16% in the year. In India, Suzuki’s largely important Maruti division, an automobile manufacturer in India, released a negative June sales report, and was further hurt by the government’s new budget, which included a fuel tax increase. However, the stock recovered slightly following the announcement that the Indian government is reconsidering the planned hike in auto registration charges. Also in the sector, shares of Japanese discount retailer Pan Pacific, formerly Don Quijote, lagged in the period, despite rising almost 8%. The stock was a strong performer last year, but pulled back from its peak in January after report-

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ing a slow-down in same store sales. Elsewhere, returns were also hurt by stock selection in the real estate sector.

Lastly, cash was the largest detractor from performance. The Portfolio’s modestly elevated level of cash, which was a result of our investment process rather than a strategic allocation, weighed on relative performance.

Lazard International Equity Select Portfolio

For the year ended December 31, 2019, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 20.32%, while Open Shares posted a total return of 19.97%, as compared with the 21.51% return for the MSCI ACWI ex-US.

Stock selection in the financials sector helped relative returns as Aon, the global insurance broker domiciled in the United Kingdom, continued to drive positive performance during the period, rising almost 45%. This long-term holding has demonstrated the ability to generate strong free cash flow from operating leverage derived from continued strong organic revenue growth and disciplined spending and capital allocation. The company has reported four straight quarters of 6% organic revenue growth while leveraging the cost structure to drive margins 190 basis points higher. Results continue to show momentum on new client wins and growth in newer products such as cyber. Return on invested capital remains above 20%, driven by operating income growth and a reduction in the capital base. Management continues to view share buybacks as offering the highest return to shareholders but also sees the M&A pipeline as particularly attractive. We continue to own the stock given the compounding nature of their high financial productivity. Stock selection in the industrials sector also contributed to relative returns as shares of Safran rose nearly 30%. Safran is a French tier-1 supplier of systems and equipment in aerospace, defense, and security and is a lead partner in the world’s propulsion business. The stock has outperformed the benchmark significantly since we have owned it and again in the period after reporting better-than-expected results. Organic sales grew 14%, led by the company’s propulsion segment, which grew 19%. Critical to our thesis, margins also grew, with higher margin aftermarket sales growth of 10% combined with con-

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tinued restructuring benefits from the acquired Zodiac business. Given that we have seen margin improvement from higher aftermarket sales, management raised operating income growth guidance to above 20%. Lastly, stock selection in the materials sector and emerging markets were additive to relative returns.

In contrast, stock selection in the consumer discretionary sector detracted from relative returns as shares of Japanese auto manufacturer Suzuki declined 16% during the year. In India, Suzuki’s largely important Maruti division, an automobile manufacturer in India, released a negative June sales report, and was further hurt by the government’s new budget, which included a fuel tax increase. However, the stock recovered slightly following the announcement that the Indian government is reconsidering the planned hike in auto registration charges. We continue to believe the slowdown in auto demand in India is temporary and the medium to long-term story remains unchanged. Stock selection in the communication services sector also detracted from relative returns, as shares of French video game company Ubisoft declined after management decided to delay a number of new titles and restructure their development organization. This decision follows poor sales of recent product launches. The delay of new titles and write down of new launches has led to material negative revisions to near term estimates and a de-rating of the shares. We still have a favorable view on the structural improvement of the video game industry, but weak execution undermined our conviction in the Ubisoft investment case, so we sold the stock.

Lastly, cash was a large detractor from performance. The Portfolio’s modestly elevated level of cash, which was a result of our investment process rather than a strategic allocation, weighed on relative.

Lazard International Equity Value Portfolio

Since inception on October 31, 2019, the Lazard International Equity Value Portfolio’s Institutional Shares posted a total return of 14.14%, while Open Shares posted a total return of 13.98%, as compared with the 22.01% return for the MSCI EAFE Index.

Annual Report  23

On a sector basis, the allocation impact was negative due largely to the Portfolio’s lack of health care positions and relatively high levels of cash. On a regional basis, the allocation impact was negative due primarily to positions held in emerging markets. Stock selection impact was also negative. On a sector basis this result was due primarily to holdings in consumer discretionary, while on a regional basis, it was due primarily to holdings in the United Kingdom. The Portfolio’s value bias also served as a headwind in 2019, as value stocks significantly lagged their growth counterparts. The MSCI EAFE Value Index underperformed the MSCI EAFE Growth Index by nearly 1,200 bps, the most in at least 45 years.

The top detractor in the year was Glencore, a UK-listed mining company. Following a perfect storm of bad news including regulatory uncertainty in the Democratic Republic of Congo, legal disputes with a key partner in the region, a related US Department of Justice investigation and falling production in key materials, we felt investor sentiment had reached a nadir. As these overhangs faded and free-cash-flow generation continued, we believed the company would be well positioned to return significant capital to shareholders. We felt such actions would work to alleviate investor skepticism and drive the share price higher. Despite aggressively buying back shares, Glencore’s share price suffered during 2019. The company reported weaker than expected results, uncertainty surrounding US investigations increased, copper and thermal coal prices fell, and the company experienced production setbacks at key mines. Against this backdrop, and with the capital return largely complete, we decided to exit the position.

The top contributor during the year was DSM, a Dutch-listed manufacturer of nutritional ingredients and industrial materials. We invested in DSM because we believed the company’s transformation into a focused nutrition company from a cyclical, commodity driven, chemical company would pave the way for operational improvement, capital returns, and a share price re-rating. Our expectations played out on all fronts. The nutritional business grew strongly, fundamentals improved further, and the company initiated a EUR1 billion buyback program. With around 75% of the business now in nutrition and a strong product pipeline set to begin

24  Annual Report

commercialization in 2020, we continue to view the investment favorably. As of year-end, DSM was 2.9% of the Portfolio.

Lazard International Quality Growth Portfolio

For the year ended December 31, 2019, the Lazard International Quality Growth Portfolio’s Institutional Shares posted a total return of 30.06%, while Open Shares posted a total return of 29.66%, as compared with the 21.5% return for the MSCI ACW ex-US Index.

Stock selection in the financials sector contributed to performance. Shares of London Stock Exchange rose after quarterly results beat expectations, driven by strong performance across all its businesses. We expect LSE’s merger with data provider Refinitiv will result in significant accretion by broadening the combined companies’ portfolio of offerings. Among industrials, shares of French electrical company Legrand also rose after the company reported solid results, driven by strong organic sales growth.

In contrast, stock selection in the consumer staples sector detracted from performance. Shares of Pigeon Corporation, a manufacturer of childcare products, fell in response to ongoing concerns of slowing economic growth in China. In the communication services sector, shares of videogame maker Ubisoft Entertainment fell after management issued disappointing 2019 guidance in May, as well as a profit warning for its third quarter. We sold our position in November, as our thesis was broken.

Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2019, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 26.01%, while Open Shares posted a total return of 25.76%, as compared with the 24.96% return for the MSCI EAFE Small Cap® Index.

Stock selection in Japan and Continental Europe contributed to the outperformance but stock picking in the United Kingdom detracted. Stock selection in industrials and consumer staples was particularly robust while stock selection in consumer discretionary and

Annual Report  25

utilities was not. Some of the names that impacted the Portfolio in 2019 include the following:

Barco NV is a Belgium-based provider of visualization solutions for entertainment, enterprise software, and health care. The stock did well in the first and second quarters of the year after the company posted positive second-half 2018 results early in February, along with promising qualitative guidance. We remain shareholders.

Polypipe Group, the largest manufacturer of plastic piping systems in the UK, contributed to the portfolio in the fourth quarter. The company benefited from the ongoing substitution of metal and ceramic piping with plastic and its revenues should outpace overall construction growth. Polypipe acquired the Alderburgh Group, a manufacturer of below-ground water and stormwater management products, in early October. This bolt-on acquisition (i.e., when the bought company is added to a division of the acquiring company in order to enhance market share) further strengthened the company as a one-stop shop for plastic piping needs. We retained our position.

Burford, a UK-listed company which provides litigation financing, detracted in the year. The company was the subject of a shortseller’s report in August that questioned its accounting practices. Burford strongly disagreed and responded by clarifying the nature of its investments, hiring a new CFO, and laying out possible plans for a new US listing. Despite these reassurances, we determined the stock price would not recoup its losses and exited the stock.

Huntsworth Plc, an international health care communications and public relations company, also cost performance in 2019. Although the company is growing, its growth did not live up to market expectations. Huntsworth is now trading at a discount to its competitors. We see no justification for this discount and expect a re-rating next year on easier comparisons. Accordingly, we maintained our holding.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2019, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return

26  Annual Report

of 21.55%, while Open Shares posted a total return of 21.21%, and R6 Shares posted a total return of 21.54%, as compared with the 22.01% return for the MSCI EAFE Index.

The Portfolio was slightly behind of the market for the year, driven by stock selection. Consistent delivery from Danish brewer Carlsberg and Informa, a UK-based media company, was rewarded by investors, while Irish-domiciled technology services leader Accenture had another very good year. Anglo-Australian miner Rio Tinto benefited from tight iron ore supply. In the financials sector, Canadian lender National Bank of Canada and insurance broker Aon did well, while Swiss bank Julius Baer was helped by strong markets. Chinese A shares-listed bank Ping An continued its impressive transformation. This offset weakness in European holdings ABN and Sampo, and disappointing results from consumer credit company Aeon Financial of Japan.

In industrials, the market applauded Swiss engineering company ABB’s choice of a new CEO, and aerospace companies Safran (based in France) and CAE (based in Canada) performed strongly. However, this was offset by weakness in Japanese power tools company Makita, which suffered a mis-step in the United States when a sales campaign performed poorly, leaving excess inventory that needed to be marked down and saw pressure on margins, and in UK-based distributor Bunzl, which was hurt by slowing organic growth.

On the negative side, the surprisingly weak Indian economy has delayed a recovery in auto sales for Suzuki, while in Japanese real estate there are signs the cycle may have turned for Daiwa House. Spanish utility Red Electrica made a surprising satellite diversification with its acquisition of Hispasat, the operating company for a number of Spanish communications satelites that cover the Americas, Europe, and North Africa, while in healthcare, Swiss optical specialist Alcon pushed out its margin targets. Philippine conglomerate GT Capital was hurt by a weak auto market at the start of 2019, and regulatory pressure on one of its utility investments.

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Lazard Managed Equity Volatility Portfolio

For the year ended December 31, 2019, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of 21.69%, while Open Shares posted a total return of 21.36%, as compared with the 27.67% return for the MSCI World Index.

Unfavorable stock selection, sector allocations, and the residual cash position accounted for the shortfall during the year. Stock selection was favorable in only two of eleven sectors — financials and consumer discretionary. Holdings in real estate and communication services sectors detracted the most. The underweight to energy and overweight to health care provided the greatest value in terms of sector positioning, however this was more than offset by the underweight to information technology and overweight to utilities. Regional selection added most in the Middle East and Italy and least in the United States and Asia including Japan.

Stocks that contributed to the Portfolio’s 2019 return included Estée Lauder, which projected strong growth for 2020 after the company reported sales increases in Asia and higher demand for its premium skin care brands, sending shares to an all-time high. The company continues to enjoy strong price momentum, as it has revamped its portfolio targeting more bespoke regional products. The company enjoys a 14% market share in the profitable prestige beauty market. Aon, a provider of professional services, climbed on strong quarterly results, driven by organic growth in the company’s reinsurance and commercial risk businesses. Roche rose on news that it plans to complete its USD 4.3 billion takeover of gene therapy specialist Spark Therapeutics after US and British authorities ruled the deal would not hurt competition in hemophilia A treatment. Roche is buying US-based Spark to expand in gene therapy and boost its hemophilia A portfolio, where the Swiss pharma giant’s existing drug Hemlibra is expected to surpass USD 1 billion sales for 2019.

Detractors for the year included Swire Pacific, which has been impacted by the protests in Hong Kong as it had a direct effect on their retail operations as they have exposure to a number of shopping malls through their ownership positions in Swire Properties and Cathay Pacific. The protests caused a number of downgrades to

28  Annual Report

the stock. Shares of US oil company Occidental Petroleum fell on the news that it can’t secure a takeover deal of Anardarko Petroleum Corp., even with the support of Warren Buffet, who has committed USD 10 billion of the USD 38 billion cash-and-stock bid. F5 Networks declined in the first quarter after it announced the acquisition of NGINX, a cloud native offerer, for 26x 2018 sales. This valuation was viewed as extreme and caused a number of downgrades to the stock. It rebounded in the second quarter, but it continued to slide in the last quarter. We reduced our position.

Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2019, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 31.72%, while Open Shares posted a total return of 31.42%, and R6 Shares posted a total return of 31.79%, as compared with the 31.49% return for the S&P 500 Index.

A position in chipmaker Skyworks contributed to performance, as shares rallied in the fourth quarter after results pointed to growing consumer demand in 5G. A position in building materials maker Armstrong also helped returns, as shares rose after the company reported results broadly above expectations, driven by strong pricing. The Portfolio was also helped by its position in financial data and ratings provider S&P Global, as results benefitted from a high recurring revenue base, margin improvement, and strong free cash flow generation.

In contrast, a position in Coca-Cola detracted from performance, as shares pulled back amid a rotation out of defensive names. The Portfolio was also hurt by its position in networking equipment maker Cisco, as the company announced late in the year that emerging challenges, particularly related to China, would depress the company’s growth, which also raised concerns around global demand. A position in animal health company Elanco also hurt returns, as shares fell after the company announced plans to acquire Bayer’s animal health unit, sparking concerns about significant leverage on the combined company’s balance sheet. The company’s third-quarter results also disappointed, as the business was hurt by weakness in the Chinese pork industry and a drought in Australia.

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Lazard US Equity Focus Portfolio

For the year ended December 31, 2019, the Lazard US Equity Focus Portfolio’s Institutional Shares posted a total return of 31.67%, while Open Shares posted a total return of 31.25%, and R6 Shares posted a total return of 31.55%, as compared with the 31.49% return for the S&P 500 Index.

Stock selection in the consumer discretionary sector contributed to performance. Shares of discount retailer Dollar General rose as quarterly results pointed to continued progress in the company’s strategic initiatives. Stock selection in the real estate sector also helped returns. Shares of warehouse REIT Prologis rose as quarterly earnings showed continued strong operating results, and management raised its guidance in July. We sold our position in September, as the stock approached our target valuation.

In contrast, an overweight position in energy detracted from returns, as the sector was among the worst performers in the index during the period. An overweight position in the consumer staples sector also hurt performance. Shares of Coca-Cola pulled back amid a rotation out of defensive names.

Lazard US Realty Equity Portfolio

For the year ended December 31, 2019, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of 29.73%, while Open Shares posted a total return of 29.42%, as compared with the 24.33% return for the MSCI USA IMI Core Real Estate Index.

Portfolio outperformance was fairly balanced between sector allocations and stock selection. From a sector perspective, the Portfolio’s continued less-than-benchmark exposure to Retail real estate investment trusts (REITs) was beneficial to performance, while its less-than-benchmark exposure to Diversified REITs detracted slightly from performance.

On a stock selection basis, the Portfolio’s greater-than-benchmark exposure to data center REIT Equinix contributed most to the outperformance, as the company benefits from data transmission and cloud services growth. Greater-than-benchmark exposure to Essen-

30  Annual Report

tial Properties, a smaller Triple Net REIT, and Industrial REIT Prologis also helped drive outperformance due to strong execution from both companies, and specifically sector tailwinds for the industrial sector driven by changing logistics patterns due to ecommerce, which helped drive tenant demand for Prologis facilities. While the Portfolio held less-than-benchmark exposure to Retail REITs generally, holdings in Regional Mall REITs Simon Property Group and Macerich detracted the most from performance, as the changing retail landscape impacted physical store demand.

Lazard US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2019, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 30.00%, while Open Shares posted a total return of 29.51%, as compared with the 27.77% return for the Russell 2500® Index.

Stock selection in the materials sector contributed to performance. Shares of life sciences company Cambrex rose after the company announced that it would be acquired by Permira Funds for $2.4 billion. We sold our position in December when the deal closed. Stock selection in the consumer discretionary sector also helped returns. Shares of engineered components maker Leggett & Platt rose after the company reported strong third-quarter results, which included better-than-expected sales.

In contrast, stock selection in the health care sector detracted from performance. Shares of medical device maker Angiodynamics fell after the company announced the acquisition of Eximo Medical in October. We sold our position after the announcement, as our thesis was broken. In the communication services sector, shares of book publisher and media company Scholastic fell after the company announced quarterly results in May that showed a greater-than-anticipated deceleration in its core business. We sold our position after the announcement, as our thesis was broken.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and MSCI Emerging Markets® Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	28.17%	7.53%	3.27%
Open Shares**	27.79%	7.15%	2.93%
MSCI Emerging Markets Index	18.44%	5.61%	3.68%

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Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	21.59%	5.32%	3.79%
Open Shares**	21.08%	4.90%	3.40%
R6 Shares**	21.69%	N/A	0.21%
MSCI Emerging Markets Index	18.44%	5.61%	3.66%
			(Institutional and Open Shares) 0.06%
			(R6 Shares)

†	The inception date for the Institutional and Open Shares was October 31, 2013 and for the R6 Shares was April 6, 2018.

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Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Since
	Year	Inception	†
Institutional Shares**	20.44%	5.80%
Open Shares**	19.97%	5.48%
MSCI Emerging Markets Index	18.44%	4.85%

†	The inception date for the Portfolio was May 29, 2015.

Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	24.21%	5.65%	3.52%
Open Shares**	24.21%	5.39%	3.23%
MSCI Emerging Markets Index	18.44%	5.61%	4.45%

†	The inception date for the Portfolio was May 28, 2010.

34  Annual Report

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	18.04%	3.56%	3.42%	6.64%
Open Shares**	17.73%	3.29%	3.13%	6.37%
R6 Shares**	17.98%	N/A	N/A	3.49%
MSCI Emerging Markets Index	18.44%	5.61%	3.68%	5.63%
				(Institutional Shares) 6.17%
				(Open Shares) 5.63%
				(R6 Shares)

†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

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Lazard Equity Franchise Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Equity Franchise Portfolio and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Since
	Year	Inception	†
Institutional Shares**	21.70%	8.57%
Open Shares**	21.40%	8.30%
MSCI World Index	27.67%	9.62%

†	The inception date for the Portfolio was September 29, 2017.

Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI ACWI®*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	25.20%	9.04%	8.15%
Open Shares**	24.82%	8.72%	7.84%
MSCI ACWI	26.60%	8.41%	7.69%

†	The inception date for the Portfolio was December 31, 2013.

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Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, MSCI World Core Infrastructure (USD Hedged) Index and MSCI World Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	22.26%	11.18%	12.13%
Open Shares**	21.94%	10.89%	11.80%
MSCI World Core Infrastructure (USD Hedged) Index	27.13%	9.27%	10.97%
MSCI World Index	27.67%	8.74%	10.22%

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Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and MSCI ACWI*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	29.19%	7.39%	6.83%
Open Shares**	29.01%	7.09%	6.53%
MSCI ACWI	26.60%	8.41%	7.28%

†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and MSCI EAFE® Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Since
	Year	Inception	†
Institutional Shares**	17.37%	2.77%
Open Shares**	17.03%	2.47%
MSCI EAFE Index	22.01%	4.29%

†	The inception date for the Portfolio was May 29, 2015.

Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and MSCI ACWI ex-US*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	25.56%	3.62%	2.48%
Open Shares**	25.28%	3.35%	2.21%
MSCI ACWI ex-US	21.51%	5.51%	3.41%

†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	21.19%	4.60%	5.95%	5.94%
Open Shares**	20.89%	4.33%	5.65%	4.82%
R6 Shares**	21.17%	N/A	N/A	3.57%
MSCI EAFE Index	22.01%	5.67%	5.50%	5.41%
				(Institutional Shares) 5.02%
				(Open Shares) 4.89%
				(R6 Shares)

†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI ACWI ex-US and MSCI EAFE/ACWI ex-US Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	20.32%	4.70%	5.42%
Open Shares**	19.97%	4.37%	5.08%
MSCI ACWI ex-US	21.51%	5.51%	4.97%
MSCI EAFE/ACWI ex-US Linked Index	21.51%	5.51%	4.71%

Lazard International Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Value Portfolio and MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Since
	Year	Inception	†
Institutional Shares**	14.14%	3.80%
Open Shares**	13.98%	3.54%
MSCI EAFE Index	22.01%	13.52%

†	The inception date for the Portfolio was October 31, 2018.

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Lazard International Quality Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Quality Growth Portfolio and MSCI ACWI*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Since
	Year	Inception	†
Institutional Shares**	30.06%	30.06%
Open Shares**	29.66%	29.66%
MSCI ACWI ex-US	21.51%	21.51%

†	The inception date for the Portfolio was December 31, 2018.

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	26.01%	6.22%	8.31%
Open Shares**	25.76%	5.95%	8.00%
MSCI EAFE Small Cap Index	24.96%	8.85%	8.74%

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Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	21.55%	5.37%	7.53%	6.48%
Open Shares**	21.21%	5.11%	7.24%	5.23%
R6 Shares**	21.54%	N/A	N/A	5.41%
MSCI EAFE Index	22.01%	5.67%	5.50%	4.71%
				(Institutional Shares) 3.83%
				(Open Shares) 6.12%
				(R6 Shares)

†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

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Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and MSCI World Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Since
	Year	Inception	†
Institutional Shares**	21.69%	7.83%
Open Shares**	21.36%	7.50%
MSCI World Index	27.67%	8.37%

†	The inception date for the Portfolio was May 29, 2015.

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Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	31.72%	10.42%	12.55%	8.79%
Open Shares**	31.42%	10.12%	12.20%	8.47%
R6 Shares**	31.79%	N/A	N/A	12.17%
S&P 500 Index	31.49%	11.70%	13.56%	9.28%
				(Institutional and Open Shares) 15.69%
				(R6 Shares)
Russell 1000 Value/S&P 500 Linked Index	31.49%	11.70%	13.20%	8.57%
				(Institutional and Open Shares) N/A
				(R6 Shares)

†	The inception date for the Institutional and Open Shares was September 30, 2005 and for the R6 Shares was November 15, 2016.

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Lazard US Equity Focus Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Select Portfolio and S&P 500 Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	31.67%	9.51%	11.85%	7.91%
Open Shares**	31.25%	9.17%	11.52%	7.60%
R6 Shares**	31.55%	9.50%	N/A	10.66%
S&P 500 Index	31.49%	11.70%	13.56%	8.98%
				(Institutional and Open Shares) 12.39%
				(R6 Shares)

†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

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Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio, MSCI US REIT® Index*, and MSCI USA IMI Core Real Estate® Index

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	29.73%	7.31%	N/A	12.55%
Open Shares**	29.42%	7.02%	12.37%	16.00%
MSCI US REIT Index	24.33%	5.68%	10.58%	10.39%
				(Institutional Shares) 11.92%
				(Open Shares)
MSCI USA IMI Core Real Estate® Index	25.53%	7.48%	12.09%	12.07%
				(Institutional Shares) 13.45%
				(Open Shares)

†	The inception date for the Institutional Shares was September 26, 2011.

Annual Report  47

Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio and Russell 2500® Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	30.00%	7.93%	11.05%
Open Shares**	29.51%	7.59%	10.70%
Russell 2500 Index	27.77%	8.93%	12.58%

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”) or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend distributing agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements) for Lazard International Small Cap Equity and Lazard US Small-Mid Cap Equity Portfolios and settlement proceeds received from class action lawsuits by the Lazard International Equity, Lazard International Small Cap Equity Portfolios, as well as by the Lazard Developing Markets Equity Portfolio. For the Lazard Developing Markets Equity Portfolio, these proceeds impacted the total return of Open Shares but did not impact that of Institutional Shares; amounts may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

48  Annual Report

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 26 emerging markets country indices.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 49 country indices comprising 23 developed and 26 emerging markets country indices.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The MSCI ACWI ex-US is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 48 country indices comprising 22 developed and 26 emerging markets country indices.

The MSCI EAFE/ACWI ex-US Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 (when Lazard International Equity Select Portfolio’s benchmark index changed) and the MSCI ACWI ex-US for all periods thereafter.

The MSCI EAFE Small Cap Index targets all companies with market capitalizations below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float-adjusted market capitalization in each market (subject to minimum investability criteria and a universal minimum size range). The MSCI EAFE Small Cap Index consists of 21 developed markets country indices.

The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy.

The Russell 1000 Value/S&P 500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 (when Lazard US Equity Concentrated Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

The MSCI US REIT Index is a free-float-adjusted market capitalization index that is comprised of equity REITs. The index is based on its parent index, the MSCI USA IMI®, which captures large, mid and small caps securities. With 151 constituents, the MSCI US REIT Index represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to

Annual Report  49

the GICS. It however excludes Mortgage REITs and selected Specialized REITs.

The MSCI USA IMI Core Real Estate Index is a free-float-adjusted market capitalization index that consists of large, mid and small cap stocks engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real estate financing companies that do not own properties.

The MSCI World Core Infrastructure “(USD Hedged)” Index (the “Infrastructure Index”) captures large and mid-cap securities across the 23 developed market countries. The Infrastructure Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. Note that Lazard Infrastructure invests in a range of companies globally, not specifically developed markets countries.

The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

50  Annual Report

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2019 through December 31, 2019 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  51

Portfolio	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$1,097.20	$6.24	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01	1.18%
Open Shares
Actual	$1,000.00	$1,096.50	$7.82	1.48%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.74	$7.53	1.48%
Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$1,082.40	$6.25	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06	1.19%
Open Shares
Actual	$1,000.00	$1,080.50	$8.13	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.39	$7.88	1.55%
R6 Shares
Actual	$1,000.00	$1,082.30	$6.19	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01	1.18%
Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,076.60	$5.76	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Open Shares
Actual	$1,000.00	$1,074.50	$7.16	1.37%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97	1.37%

52  Annual Report

Portfolio	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$1,081.30	$8.39	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Open Shares
Actual	$1,000.00	$1,081.50	$8.50	1.62%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.04	$8.24	1.62%
Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$1,069.20	$5.68	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Open Shares
Actual	$1,000.00	$1,067.50	$6.98	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.82	1.34%
R6 Shares
Actual	$1,000.00	$1,068.70	$5.68	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Equity Franchise
Institutional Shares
Actual	$1,000.00	$1,078.00	$4.98	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$1,077.50	$6.07	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%

Annual Report  53

Portfolio	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,054.90	$5.02	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94	0.97%
Open Shares
Actual	$1,000.00	$1,053.40	$6.47	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,068.90	$5.01	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%
Open Shares
Actual	$1,000.00	$1,066.80	$6.30	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16	1.21%
Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,086.50	$5.26	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$1,084.00	$6.67	1.27%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.46	1.27%
International Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,052.70	$4.66	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,050.70	$6.05	1.17%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96	1.17%

54  Annual Report

Portfolio	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

International Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,064.20	$4.94	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$1,063.10	$6.34	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21	1.22%
International Equity
Institutional Shares
Actual	$1,000.00	$1,048.70	$4.23	0.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18	0.82%
Open Shares
Actual	$1,000.00	$1,047.80	$5.52	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.45	1.07%
R6 Shares
Actual	$1,000.00	$1,048.90	$4.13	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
International Equity Select
Institutional Shares
Actual	$1,000.00	$1,045.20	$4.85	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79	0.94%
Open Shares
Actual	$1,000.00	$1,043.70	$6.34	1.23%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.26	1.23%

Annual Report  55

Portfolio	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

International Equity Value
Institutional Shares
Actual	$1,000.00	$1,050.60	$4.91	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Open Shares
Actual	$1,000.00	$1,050.10	$5.63	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%
International Quality Growth
Institutional Shares
Actual	$1,000.00	$1,081.10	$4.46	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Open Shares
Actual	$1,000.00	$1,080.50	$5.77	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,102.80	$6.15	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%
Open Shares
Actual	$1,000.00	$1,101.80	$7.42	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%

56  Annual Report

Portfolio	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,053.00	$4.19	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Open Shares
Actual	$1,000.00	$1,051.30	$5.48	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40	1.06%
R6 Shares
Actual	$1,000.00	$1,052.20	$4.19	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$1,058.40	$3.89	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,056.30	$5.29	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%
US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,082.80	$3.99	0.76%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87	0.76%
Open Shares
Actual	$1,000.00	$1,081.80	$5.46	1.04%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30	1.04%
R6 Shares
Actual	$1,000.00	$1,083.20	$3.99	0.76%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87	0.76%

Annual Report  57

Portfolio	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19	Annualized Expense Ratio During Period 7/1/19 - 12/31/19

US Equity Focus
Institutional Shares
Actual	$1,000.00	$1,110.50	$3.94	0.74%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Open Shares
Actual	$1,000.00	$1,108.70	$5.32	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
R6 Shares
Actual	$1,000.00	$1,108.50	$3.88	0.73%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.53	$3.72	0.73%
US Realty Equity
Institutional Shares
Actual	$1,000.00	$1,075.60	$5.28	1.01%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.14	1.01%
Open Shares
Actual	$1,000.00	$1,074.50	$6.59	1.26%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.41	1.26%
US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,069.80	$5.01	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%
Open Shares
Actual	$1,000.00	$1,067.40	$6.93	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.77	1.33%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

58  Annual Report

The Lazard Funds, Inc.

Portfolio Holdings Presented by Asset Class/Sector December 31, 2019

Asset Class/Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Equity
Communication Services	14.8%	12.5%	12.0%	14.2%
Consumer Discretionary	10.2	14.9	13.3	7.9
Consumer Staples	1.1	4.1	5.7	4.1
Energy	7.6	6.8	7.5	5.5
Financials	27.3	26.4	22.2	27.5
Health Care	2.3	1.0	2.3	1.4
Industrials	11.0	6.4	6.0	9.1
Information Technology	16.2	15.2	18.7	19.2
Materials	6.0	9.3	6.7	3.9
Real Estate	—	1.8	3.1	0.1
Utilities	1.7	0.8	2.1	1.3
Short-Term Investments	1.8	0.8	0.4	5.8
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio

Equity
Communication Services	12.0%	8.1%	5.8%	5.5%
Consumer Discretionary	5.6	18.8	8.4	—
Consumer Staples	6.2	6.0	14.1	—
Energy	9.3	—	—	—
Financials	28.7	—	16.4	—
Health Care	1.0	22.6	15.1	—
Industrials	6.0	21.2	16.8	43.9
Information Technology	20.0	16.4	18.4	—
Materials	7.2	—	2.1	—
Real Estate	—	—	0.1	—
Utilities	0.7	6.1	—	43.6
Short-Term Investments	3.3	0.8	2.8	7.0
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  59

Asset Class/Sector*	Lazard Global Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio

Equity
Communication Services	14.8%	5.0%	3.3%	8.5%
Consumer Discretionary	5.0	10.6	4.3	6.3
Consumer Staples	6.2	11.9	11.2	8.4
Energy	1.3	4.8	6.3	6.1
Financials	20.8	17.3	18.2	18.1
Health Care	13.5	12.5	10.7	10.3
Industrials	15.4	15.0	14.6	19.0
Information Technology	18.2	6.9	17.2	8.3
Materials	2.3	6.6	1.2	6.7
Real Estate	—	3.3	5.4	2.9
Utilities	1.5	4.5	3.6	2.9
Short-Term Investments	1.0	1.6	4.0	2.5
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio

Equity
Communication Services	9.0%	11.6%	8.0%	10.2%
Consumer Discretionary	5.7	23.6	11.5	11.3
Consumer Staples	7.9	6.3	8.1	5.9
Energy	5.8	4.3	—	2.6
Financials	21.4	16.9	21.0	10.7
Health Care	10.5	—	9.2	8.3
Industrials	17.1	17.4	26.3	22.5
Information Technology	10.7	10.4	12.4	11.9
Materials	4.5	2.9	2.1	1.7
Real Estate	1.8	—	—	12.2
Utilities	4.2	4.6	—	1.9
Short-Term Investments	1.4	2.0	1.4	0.8
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

60  Annual Report

Asset Class/Sector*	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio

Equity
Communication Services	9.4%	5.7%	10.0%	7.6%
Consumer Discretionary	7.1	12.0	11.8	12.0
Consumer Staples	10.5	12.5	6.0	8.8
Energy	3.6	1.7	—	2.3
Financials	24.1	13.9	9.4	15.1
Health Care	11.0	14.6	23.2	18.2
Industrials	19.1	12.6	4.8	10.8
Information Technology	6.4	6.4	25.5	20.9
Materials	1.6	5.0	4.9	—
Real Estate	2.2	7.2	—	—
Utilities	3.3	7.5	—	—
Short-Term Investments	1.7	0.9	4.4	4.3
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard US Realty Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio

Equity
Communication Services	—%	2.9%
Consumer Discretionary	2.4	10.6
Consumer Staples	—	1.4
Energy	—	2.8
Financials	—	16.6
Health Care	—	11.8
Industrials	—	17.7
Information Technology	—	16.0
Materials	—	5.4
Real Estate	96.2	11.8
Utilities	—	3.0
Short-Term Investments	1.4	—
Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  61

The Lazard Funds, Inc. Portfolios of Investments

December 31, 2019

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 96.4%

Brazil | 7.8%
Duratex SA	588,500	$2,452,151
Notre Dame Intermedica Participacoes SA	193,995	3,295,005
Pagseguro Digital, Ltd., Class A (*)	58,300	1,991,528
Petroleo Brasileiro SA	472,880	3,539,121
Rumo SA (*)	781,883	5,074,971
StoneCo, Ltd., Class A (*)	49,500	1,974,555
		18,327,331
Canada | 1.5%
First Quantum Minerals, Ltd.	356,855	3,619,253

China | 26.5%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	59,595	12,640,099
Anhui Conch Cement Co., Ltd., Class H	268,500	1,961,979
Beijing Enterprises Water Group, Ltd.	3,842,000	1,944,609
China State Construction International Holdings, Ltd.	2,782,160	2,533,958
Focused Photonics Hangzhou, Inc., Class A	818,489	1,964,035
Momo, Inc. Sponsored ADR	47,200	1,581,200
NetEase, Inc. ADR	15,600	4,783,584
New Oriental Education & Technology Group, Inc. Sponsored ADR (*)	39,400	4,777,250
Ping An Insurance (Group) Co. of China, Ltd., Class H	344,500	4,081,037
Shenzhen Inovance Technology Co., Ltd.	451,700	1,987,511
Tencent Holdings, Ltd.	254,800	12,291,181
Trip.com Group, Ltd. ADR (*)	51,316	1,721,139
Weibo Corp. Sponsored ADR (*)	32,400	1,501,740
Wuliangye Yibin Co., Ltd. Class A	143,400	2,738,652
Zhongsheng Group Holdings, Ltd.	786,000	3,196,626
ZTO Express Cayman, Inc. ADR	113,685	2,654,545
		62,359,145
Colombia | 2.8%
Bancolombia SA Sponsored ADR	118,547	6,495,190

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (continued)

Hong Kong | 2.0%
China Gas Holdings, Ltd.	545,600	$2,045,202
Techtronic Industries Co., Ltd.	315,502	2,581,689
		4,626,891
India | 9.8%
HDFC Bank, Ltd. ADR	100,570	6,373,121
ICICI Bank, Ltd. Sponsored ADR	478,601	7,222,089
Mphasis, Ltd.	73,933	955,020
Reliance Industries, Ltd.	190,343	4,043,114
Shriram Transport Finance Co., Ltd.	169,879	2,787,193
UPL, Ltd.	210,799	1,726,806
		23,107,343
Indonesia | 1.9%
PT Bank Rakyat Indonesia (Persero) Tbk	14,132,300	4,460,128

Macau | 0.7%
SJM Holdings, Ltd.	1,412,000	1,611,794

Mexico | 1.5%
Grupo Financiero Banorte SAB de CV, Class O	627,457	3,506,060

Peru | 2.4%
Credicorp, Ltd.	26,255	5,595,728

Philippines | 2.0%
BDO Unibank, Inc.	1,251,065	3,900,101
International Container Terminal Services, Inc.	289,050	733,112
		4,633,213
Portugal | 2.0%
Galp Energia SGPS SA	279,445	4,673,819

Russia | 8.3%
Mail.Ru Group, Ltd. GDR (*)	121,780	2,719,797
Novatek OAO Sponsored GDR	15,097	3,065,761
Sberbank of Russia PJSC (‡)	1,508,088	6,190,167
Yandex NV Class A (*)	172,535	7,503,547
		19,479,272

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (continued)

South Africa | 3.9%
Capitec Bank Holdings, Ltd.	50,265	$5,194,407
Petra Diamonds, Ltd. (*)	1,604,633	188,368
Standard Bank Group, Ltd.	324,215	3,901,900
		9,284,675
South Korea | 11.5%
Doosan Bobcat, Inc.	55,184	1,633,997
NCSoft Corp.	9,805	4,571,754
Partron Co., Ltd.	107,298	1,220,013
S-Oil Corp.	31,692	2,595,141
Samsung Biologics Co., Ltd. (*)	6,021	2,245,441
Samsung Electronics Co., Ltd.	226,022	10,890,719
WONIK IPS Co., Ltd.	129,631	4,001,130
		27,158,195
Taiwan | 10.1%
Airtac International Group	211,000	3,294,163
ASE Technology Holding Co., Ltd.	779,289	2,168,242
Bizlink Holding, Inc.	463,000	3,488,627
Catcher Technology Co., Ltd.	386,670	2,930,270
Largan Precision Co., Ltd.	14,860	2,482,952
MediaTek, Inc.	190,000	2,812,158
Silicon Motion Technology Corp. ADR	59,500	3,017,245
Taiwan Semiconductor Manufacturing Co., Ltd.	336,000	3,721,022
		23,914,679
United Kingdom | 1.7%
KAZ Minerals PLC	586,224	4,140,246

Total Common Stocks (Cost $186,608,102)		226,992,962

Preferred Stocks | 1.9%

Brazil | 1.9%
Banco Bradesco SA ADR (Cost $4,224,223)	514,863	4,608,024

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Description	Shares	Fair Value

Lazard Developing Markets Equity Portfolio (concluded)

Short-Term Investments | 1.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $4,155,970)	4,155,970	$4,155,970

Total Investments | 100.1% (Cost $194,988,295)		$235,756,956

Liabilities in Excess of Cash and Other Assets | (0.1)%		(349,439)

Net Assets | 100.0%		$235,407,517

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 99.6%

Brazil | 11.0%
Azul SA ADR (*)	50,232	$2,149,930
Banco BTG Pactual SA	142,900	2,705,995
Banco do Brasil SA	364,500	4,797,629
Braskem SA A Shares	184,342	1,369,394
C&A Modas Ltda (*)	454,700	2,029,403
CCR SA	360,730	1,706,029
IRB Brasil Resseguros S/A	232,800	2,255,701
Rumo SA (*)	407,100	2,642,365
Telefonica Brasil SA ADR	159,960	2,290,627
		21,947,073
Canada | 1.1%
Parex Resources, Inc. (*)	115,100	2,140,591

China | 31.3%
Alibaba Group Holding, Ltd. (*)	52,300	1,390,675
Alibaba Group Holding, Ltd. Sponsored ADR (*)	53,090	11,260,389
Baidu, Inc. Sponsored ADR (*)	14,995	1,895,368
Budweiser Brewing Co. APAC, Ltd. (*)	654,500	2,209,833
China National Building Material Co., Ltd., Class H	3,132,000	3,498,913
China Overseas Land & Investment, Ltd.	638,000	2,491,739
Industrial & Commercial Bank of China, Ltd., Class H	10,001,633	7,720,273
Midea Group Co., Ltd., Class A	135,600	1,131,142
NetEase, Inc. ADR	8,162	2,502,796
New Oriental Education & Technology Group, Inc. Sponsored ADR (*)	29,816	3,615,190
PICC Property & Casualty Co., Ltd., Class H	1,805,770	2,177,330
Ping An Insurance (Group) Co. of China, Ltd., Class H	472,500	5,597,358
Prosus NV (*)	10,799	808,060
Shenzhou International Group Holdings, Ltd.	184,491	2,698,772
Sinopharm Group Co., Ltd., Class H	260,400	952,442
Tencent Holdings, Ltd.	243,600	11,750,910
Wuxi Biologics Cayman, Inc. (*)	79,000	1,001,995
		62,703,185

The accompanying notes are an integral part of these financial statements.

66  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Colombia | 1.1%
Bancolombia SA Sponsored ADR	41,220	$2,258,444

Hong Kong | 2.0%
China Gas Holdings, Ltd.	456,200	1,710,082
Techtronic Industries Co., Ltd.	291,000	2,381,195
		4,091,277
Hungary | 0.8%
MOL Hungarian Oil & Gas PLC	158,580	1,583,935

India | 9.4%
HDFC Bank, Ltd. ADR	109,163	6,917,659
Hindalco Industries, Ltd.	822,313	2,494,353
Hindustan Zinc, Ltd. (*)	460,795	1,355,204
Infosys, Ltd. Sponsored ADR	210,215	2,169,419
Maruti Suzuki India, Ltd.	20,213	2,087,478
Motherson Sumi Systems, Ltd.	580,596	1,194,583
UPL, Ltd.	320,564	2,625,971
		18,844,667
Indonesia | 2.0%
PT Bank Mandiri (Persero) Tbk	4,542,700	2,504,356
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	55,415	1,579,328
		4,083,684
Luxembourg | 1.4%
Tenaris SA ADR	39,195	887,375
Ternium SA Sponsored ADR	87,565	1,926,430
		2,813,805
Mexico | 3.0%
Arca Continental SAB de CV	285,145	1,507,804
Gruma SAB de CV, Class B	140,158	1,439,052
Grupo Aeroportuario del Pacifico SAB de CV ADR	12,020	1,425,692
Grupo Financiero Banorte SAB de CV, Class O	296,800	1,658,438
		6,030,986

The accompanying notes are an integral part of these financial statements.

Annual Report  67

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Peru | 1.0%
Credicorp, Ltd.	8,945	$1,906,448

Philippines | 2.2%
Ayala Land, Inc.	1,395,700	1,251,667
BDO Unibank, Inc.	985,511	3,072,256
		4,323,923
Poland | 0.7%
CD Projekt SA	18,331	1,349,619

Portugal | 0.9%
Galp Energia SGPS SA	111,848	1,870,698

Russia | 5.6%
LUKOIL PJSC Sponsored ADR	61,297	6,089,382
Sberbank of Russia PJSC Sponsored ADR (London)	252,920	4,161,539
Sberbank of Russia PJSC Sponsored ADR (United States)	53,682	880,385
		11,131,306
South Africa | 3.5%
Barloworld, Ltd.	112,396	905,520
Mondi PLC	111,091	2,622,476
Naspers, Ltd., N Shares	10,341	1,690,257
The Bidvest Group, Ltd.	121,373	1,776,889
		6,995,142
South Korea | 10.9%
DB Insurance Co., Ltd.	28,647	1,293,649
Fila Korea, Ltd.	19,972	913,266
NCSoft Corp.	4,855	2,263,729
S-Oil Corp.	15,422	1,262,851
Samsung Electronics Co., Ltd.	231,581	11,158,576
SK Hynix, Inc. (*)	42,928	3,488,819
Woongjin Coway Co., Ltd.	17,714	1,423,216
		21,804,106

The accompanying notes are an integral part of these financial statements.

68  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

Taiwan | 9.2%
Far EasTone Telecommunications Co., Ltd.	693,000	$1,667,250
Formosa Plastics Corp.	866,000	2,886,390
Largan Precision Co., Ltd.	15,000	2,506,344
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	196,438	11,413,048
		18,473,032
Thailand | 1.0%
Bangkok Bank Public Co. Ltd. (‡)	181,500	969,421
Kasikornbank Public Co. Ltd. (‡)	217,200	1,090,502
		2,059,923

United Kingdom | 1.5%
Unilever NV NY Shares	53,445	3,070,950

Total Common Stocks (Cost $166,119,305)		199,482,794

Preferred Stocks | 0.7%

Brazil | 0.7%

Itau Unibanco Holding SA Sponsored ADR (Cost $1,292,208)	158,548	1,450,714

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $1,565,143)	1,565,143	1,565,143

Total Investments | 101.1% (Cost $168,976,656)		$202,498,651

Liabilities in Excess of Cash and Other Assets | (1.1)%		(2,263,977)

Net Assets | 100.0%		$200,234,674

The accompanying notes are an integral part of these financial statements.

Annual Report  69

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 100.3%

Argentina | 0.2%
Globant SA (*)	174	$18,453

Brazil | 4.9%
Banco do Brasil SA	1,300	17,111
Banco Santander Brasil SA	2,700	32,865
BB Seguridade Participacoes SA	1,800	16,889
CCR SA	8,900	42,091
CPFL Energia SA	2,300	19,970
Grupo SBF SA (*)	3,100	27,135
IRB Brasil Resseguros S/A	5,600	54,261
JBS SA	2,500	16,048
Magazine Luiza SA	1,800	21,393
Minerva SA (*)	11,300	36,049
Petroleo Brasileiro SA	9,839	73,637
Qualicorp SA	2,267	20,949
Vale SA	8,109	107,331
YDUQS Part	1,600	18,945
		504,674
China | 36.1%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	2,516	533,644
Anhui Conch Cement Co., Ltd., Class H	9,500	69,418
ANTA Sports Products, Ltd.	2,000	17,911
Autohome, Inc. ADR (*)	310	24,803
Baidu, Inc. Sponsored ADR (*)	288	36,403
Bank of Guiyang Co., Ltd., Class A	23,400	32,142
Bank of Jiangsu Co., Ltd., Class A	18,100	18,822
Beijing Enterprises Holdings, Ltd.	6,500	29,861
Changchun High & New Technology Industry Group, Inc., Class A	300	19,270
China Aoyuan Group, Ltd.	18,000	29,419
China CITIC Bank Corp., Ltd., Class H	122,000	73,277
China Construction Bank Corp., Class H	164,000	141,981
China East Education Holdings, Ltd.	9,000	18,857

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

China Lesso Group Holdings, Ltd.	40,000	$51,352
China Mengniu Dairy Co., Ltd.	8,000	32,419
China Merchants Bank Co., Ltd., Class H	19,500	100,509
China Mobile, Ltd.	6,000	50,663
China Pacific Insurance Group Co., Ltd., Class A	5,800	31,521
China Resources Cement Holdings, Ltd.	28,000	35,668
China Resources Gas Group, Ltd.	4,000	21,986
China Resources Land, Ltd.	10,000	49,827
China Telecom Corp., Ltd., Class H	180,000	73,875
China Unicom Hong Kong, Ltd.	78,000	73,631
China Vanke Co., Ltd., Class H	8,100	34,578
China Yuhua Education Corp., Ltd.	30,000	20,335
CITIC, Ltd.	33,000	44,232
CNOOC, Ltd.	100,000	166,668
Country Garden Holdings Co., Ltd.	67,000	107,661
Country Garden Services Holdings Co., Ltd.	6,000	20,243
CSPC Pharmaceutical Group, Ltd.	34,000	81,155
ENN Energy Holdings, Ltd.	2,700	29,521
Foshan Haitian Flavouring & Food Co., Ltd., Class A	1,000	15,439
Fujian Sunner Development Co., Ltd., Class A (*)	8,900	30,785
Hualan Biological Engineering, Inc., Class A	2,800	14,136
Huaxin Cement Co., Ltd., Class A	6,580	25,004
Industrial & Commercial Bank of China, Ltd., Class H	103,000	79,506
JD.com, Inc. ADR (*)	738	26,000
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,800	22,635
JOYY, Inc. ADR (*)	219	11,561
Kunlun Energy Co., Ltd.	22,000	19,415
LexinFintech Holdings, Ltd. ADR (*)	1,560	21,668
Li Ning Co., Ltd.	14,000	41,964
Longfor Group Holdings, Ltd.	6,500	30,527
Luxshare Precision Industry Co., Ltd., Class A	5,100	26,716
Luzhou Laojiao Co., Ltd., Class A	1,700	21,155
Momo, Inc. Sponsored ADR	417	13,970
NetEase, Inc. ADR	109	33,424
New Oriental Education & Technology Group, Inc. Sponsored ADR (*)	498	60,383

The accompanying notes are an integral part of these financial statements.

Annual Report  71

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

PetroChina Co., Ltd., Class H	94,000	$47,189
PICC Property & Casualty Co., Ltd., Class H	24,000	28,938
Ping An Bank Co., Ltd., Class A	5,100	12,049
Ping An Insurance (Group) Co. of China, Ltd., Class H	19,500	231,002
Postal Savings Bank of China Co., Ltd., Class H	44,000	29,937
Sany Heavy Industry Co., Ltd., Class A	11,200	27,441
Shandong Hualu Hengsheng Chemical Co., Ltd., Class A	7,300	20,839
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	700	18,239
Sunac China Holdings, Ltd.	5,000	29,964
Sunny Optical Technology Group Co., Ltd.	1,200	20,823
Tangshan Jidong Cement Co., Ltd., Class A	8,500	20,764
Tencent Holdings, Ltd.	9,500	458,266
Tencent Music Entertainment Group ADR (*)	2,600	30,524
Vipshop Holdings, Ltd. ADR (*)	2,575	36,488
Weichai Power Co., Ltd., Class A	25,700	58,617
Wens Foodstuffs Group Co., Ltd., Class A	4,400	21,227
West China Cement, Ltd.	108,000	17,768
WUS Printed Circuit Kunshan Co., Ltd., Class A	4,800	15,320
Zhengzhou Coal Mining Machinery Group Co., Ltd., Class A	23,000	21,382
Zhongsheng Group Holdings, Ltd.	5,500	22,368
		3,735,085
Colombia | 0.4%
Ecopetrol SA Sponsored ADR	1,900	37,924

Greece | 0.4%
Hellenic Telecommunications Organization SA	1,759	28,136
JUMBO SA	922	19,191
		47,327
Hong Kong | 0.6%
Shimao Property Holdings, Ltd.	6,000	23,300
Sino Biopharmaceutical, Ltd.	28,500	39,924
		63,224
Hungary | 0.2%
MOL Hungarian Oil & Gas PLC	1,734	17,320

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

India | 8.0%
Axis Bank, Ltd. GDR	921	$48,994
Dr Reddy’s Laboratories, Ltd. ADR	508	20,615
GAIL India, Ltd. GDR	4,663	45,698
HDFC Bank, Ltd. ADR	2,995	189,793
ICICI Bank, Ltd. Sponsored ADR	6,803	102,657
Infosys, Ltd. Sponsored ADR	13,329	137,555
Reliance Industries, Ltd. Sponsored GDR (#)	1,959	83,199
State Bank of India GDR (*)	1,036	48,653
Tata Motors, Ltd. Sponsored ADR (*)	1,504	19,447
Vedanta, Ltd. ADR	2,069	17,855
Wipro, Ltd. ADR	11,270	42,263
WNS Holdings, Ltd. ADR (*)	1,030	68,135
		824,864
Indonesia | 3.1%
PT Bank Central Asia Tbk	27,300	65,585
PT Bank Mandiri (Persero) Tbk	107,800	59,429
PT Bank Rakyat Indonesia (Persero) Tbk	230,800	72,840
PT Gudang Garam Tbk	4,700	17,901
PT Media Nusantara Citra Tbk	200,300	23,471
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	2,186	62,301
PT Unilever Indonesia Tbk	7,100	21,468
		322,995
Malaysia | 1.2%
Genting Malaysia Berhad	19,300	15,527
MISC Berhad	10,100	20,686
Nestle Malaysia Berhad	800	28,749
RHB Bank Bhd	45,400	64,154
		129,116
Mexico | 2.6%
Alfa SAB de CV, Class A	29,000	24,050
America Movil SAB de CV, Class L Sponsored ADR	5,220	83,520
Grupo Aeroportuario del Centro Norte SAB de CV	7,600	57,009
Qualitas Controladora SAB de CV	8,800	36,955
Wal-Mart de Mexico SAB de CV	23,700	67,875
		269,409

The accompanying notes are an integral part of these financial statements.

Annual Report  73

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Philippines | 2.0%
Cebu Air, Inc.	21,780	$38,426
DMCI Holdings, Inc.	118,000	15,312
International Container Terminal Services, Inc.	15,150	38,425
JG Summit Holdings, Inc.	15,020	23,984
Metropolitan Bank & Trust Co.	18,700	24,405
SM Investments Corp.	2,260	46,520
SM Prime Holdings, Inc.	27,200	22,560
		209,632
Poland | 1.6%
CD Projekt SA	320	23,560
Dino Polska SA (*)	770	29,213
Enea SA (*)	8,276	17,321
PLAY Communications SA	2,663	24,573
Powszechna Kasa Oszczednosci Bank Polski SA	5,199	47,262
Tauron Polska Energia SA (*)	48,163	20,803
		162,732
Russia | 5.5%
Gazprom Neft PJSC Sponsored ADR	442	14,830
Gazprom PJSC Sponsored ADR	8,493	69,940
LUKOIL PJSC Sponsored ADR	1,301	129,244
MMC Norilsk Nickel PJSC ADR	2,215	67,746
Novatek OAO Sponsored GDR	91	18,480
Novolipetsk Steel PJSC GDR	1,381	31,902
PhosAgro PJSC GDR	1,451	18,446
RusHydro PJSC ADR	23,996	20,322
Sberbank of Russia PJSC Sponsored ADR	6,269	103,150
Tatneft PJSC Sponsored ADR	875	64,685
VTB Bank PJSC GDR	18,850	27,676
		566,421
South Africa | 3.4%
Anglo American Platinum, Ltd.	1,153	107,664
Capitec Bank Holdings, Ltd.	197	20,358
Clicks Group, Ltd.	1,330	24,389
Exxaro Resources, Ltd.	1,773	16,592
FirstRand, Ltd.	7,635	34,338

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Harmony Gold Mining Co., Ltd. Sponsored ADR (*)	5,286	$19,188
Impala Platinum Holdings, Ltd. (*)	2,988	30,655
Naspers, Ltd., N Shares	638	104,282
		357,466
South Korea | 13.6%
AfreecaTV Co., Ltd. (*)	384	22,830
Daelim Industrial Co., Ltd. (*)	489	38,142
Dongjin Semichem Co., Ltd. (*)	1,425	20,572
Hana Financial Group, Inc.	2,496	79,228
Hanwha Aerospace Co., Ltd. (*)	505	15,276
Hyundai Mobis Co., Ltd.	161	35,603
KB Financial Group, Inc. ADR	982	40,625
Kia Motors Corp. (*)	2,214	84,334
KT&G Corp.	1,301	105,467
LG Electronics, Inc.	341	21,147
LG Household & Health Care, Ltd. (*)	51	55,557
LG Uplus Corp. (*)	4,139	50,776
NCSoft Corp. (*)	48	22,381
Samsung Electro-Mechanics Co., Ltd. (*)	258	27,776
Samsung Electronics Co., Ltd. GDR	474	568,918
Samsung SDS Co., Ltd. (*)	202	33,921
SK Hynix, Inc.	1,177	95,656
Soulbrain Co., Ltd. (*)	522	38,083
Woongjin Coway Co., Ltd.	617	49,572
		1,405,864
Taiwan | 13.0%
Accton Technology Corp.	6,000	33,638
Advantech Co., Ltd.	7,000	70,631
Asia Cement Corp.	37,000	59,228
Chailease Holding Co., Ltd.	8,240	37,994
Chicony Electronics Co., Ltd.	10,000	29,722
Eva Airways Corp.	61,790	28,363
Feng TAY Enterprise Co., Ltd.	8,900	57,917
Hotai Motor Co., Ltd.	2,000	45,593
International Games System Co., Ltd.	3,000	39,068
Nanya Technology Corp.	9,000	24,993

The accompanying notes are an integral part of these financial statements.

Annual Report  75

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

President Chain Store Corp.	2,000	$20,304
Rexon Industrial Corp., Ltd.	7,000	16,680
Sitronix Technology Corp.	3,000	16,796
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	11,526	669,660
Wistron Corp.	20,000	18,923
Yuanta Financial Holding Co., Ltd.	177,000	119,304
Zhen Ding Technology Holding, Ltd.	11,000	52,602
		1,341,416
Thailand | 2.4%
Advanced Info Service Public Co. Ltd. (‡)	5,800	41,244
Com7 Public Co., Ltd NVDR	43,300	38,115
CP ALL Public Co. Ltd. (‡)	12,400	29,909
Home Product Center Public Co. Ltd. (‡)	39,800	21,259
PTG Energy Public Co. Ltd. NVDR	26,100	13,961
PTT Exploration & Production Public Co. Ltd. (‡)	12,500	51,955
Thanachart Capital Public Co., Ltd. NVDR	16,500	29,385
TMB Bank Public Co., Ltd NVDR	381,000	21,223
		247,051
Turkey | 0.9%
BIM Birlesik Magazalar AS	2,584	20,280
Haci Omer Sabanci Holding AS	9,844	15,796
Turk Telekomunikasyon AS (*)	22,575	27,995
Turkiye Garanti Bankasi AS ADR (*)	19,375	35,069
		99,140
United States | 0.2%
Yum China Holdings, Inc.	540	25,925

Total Common Stocks (Cost $9,031,396)		10,386,038

Preferred Stocks | 0.9%

Brazil | 0.9%
Banco Bradesco SA ADR	5,917	52,957
Itau Unibanco Holding SA Sponsored ADR	3,913	35,804

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

Total Preferred Stocks (Cost $91,714)		$88,761

Short-Term Investments | 0.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $46,564)	46,564	46,564

Total Investments | 101.6% (Cost $9,169,674)		$10,521,363

Liabilities in Excess of Cash and Other Assets | (1.6)%		(169,348)

Net Assets | 100.0%		$10,352,015

The accompanying notes are an integral part of these financial statements.

Annual Report  77

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 92.6%

Brazil | 6.0%
Ambev SA ADR	90,470	$421,590
Banco ABC Brasil SA	69,900	351,579
Banco BMG SA (*)	152,200	370,407
Banco do Brasil SA	105,457	1,388,048
CCR SA	225,130	1,064,725
Cia de Saneamento do Parana	13,100	330,647
Cielo SA Sponsored ADR	202,226	404,250
Iochpe Maxion SA	53,199	310,066
JSL SA	60,478	402,787
Log-in Logistica Intermodal SA (*)	60,600	314,980
Pagseguro Digital, Ltd., Class A (*)	24,600	840,336
		6,199,415

Canada | 1.2%
First Quantum Minerals, Ltd.	116,215	1,178,662

Chile | 0.2%
Geopark, Ltd.	10,619	234,680

China | 25.4%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	14,814	3,142,049
Anhui Conch Cement Co., Ltd., Class H	132,500	968,202
Ausnutria Dairy Corp., Ltd.	208,000	299,806
Baidu, Inc. Sponsored ADR (*)	6,853	866,219
Beijing Enterprises Water Group, Ltd.	1,000,000	506,145
China Construction Bank Corp., Class H	2,583,281	2,236,447
China Meidong Auto Holdings, Ltd.	262,000	343,736
China Merchants Bank Co., Ltd., Class H	162,500	837,576
China Mobile, Ltd. Sponsored ADR	30,867	1,304,748
China Shenhua Energy Co., Ltd., Class H	413,500	865,405
China State Construction International Holdings, Ltd.	1,206,249	1,098,637

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

China Tian Lun Gas Holdings, Ltd.	274,000	$245,082
CNOOC, Ltd.	596,800	994,673
Focused Photonics Hangzhou, Inc., Class A	321,438	771,318
Huami Corp. ADR (*)	21,048	252,997
JNBY Design, Ltd.	316,000	424,627
Luye Pharma Group, Ltd.	379,000	284,646
NetEase, Inc. ADR	9,114	2,794,717
Ping An Insurance (Group) Co. of China, Ltd., Class H	205,500	2,434,407
Precision Tsugami China Corp., Ltd.	220,000	188,607
Sinopharm Group Co., Ltd., Class H	33,600	122,896
Tencent Holdings, Ltd.	46,100	2,223,797
Tianyun International Holdings, Ltd.	1,582,000	202,991
West China Cement, Ltd.	1,458,000	239,875
Wuliangye Yibin Co., Ltd. Class A	52,100	995,005
ZTO Express Cayman, Inc. ADR	57,126	1,333,892
		25,978,500
Colombia | 2.2%
Bancolombia SA Sponsored ADR	40,892	2,240,473

Egypt | 1.1%
Commercial International Bank Egypt SAE GDR	157,906	803,230
Credit Agricole Egypt SAE	69,032	187,698
Dice Sport & Casual Wear (*)	1,208,623	131,933
		1,122,861
Estonia | 0.1%
Tallinna Sadam AS	48,954	108,976

Georgia | 0.5%
Bank of Georgia Group PLC	16,825	362,941
TBC Bank Group PLC	9,763	168,019
		530,960
Greece | 0.4%
JUMBO SA	9,515	198,051
OPAP SA	14,842	193,085
		391,136

The accompanying notes are an integral part of these financial statements.

Annual Report  79

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Hong Kong | 1.7%
China Water Affairs Group, Ltd.	396,000	$296,486
NewOcean Energy Holdings, Ltd. (*)	496,000	75,128
Techtronic Industries Co., Ltd.	142,782	1,168,356
TK Group Holdings, Ltd.	308,000	153,751
		1,693,721
Hungary | 1.1%
OTP Bank Nyrt.	22,132	1,158,316

India | 10.3%
Axis Bank, Ltd.	174,468	1,844,787
Bajaj Auto, Ltd.	19,236	858,447
Escorts, Ltd.	26,319	232,184
Graphite India, Ltd.	24,700	105,035
HCL Technologies, Ltd.	59,680	475,181
ICICI Bank, Ltd. Sponsored ADR	157,600	2,378,184
Infosys, Ltd. Sponsored ADR	47,490	490,097
Jubilant Life Sciences, Ltd.	48,408	364,250
Kiri Industries, Ltd.	29,310	165,092
Petronet LNG, Ltd.	76,241	286,488
Reliance Industries, Ltd.	67,255	1,428,577
Shriram Transport Finance Co., Ltd.	18,423	302,265
Tata Consultancy Services, Ltd.	36,030	1,090,756
The South Indian Bank, Ltd.	379,265	53,780
Uflex, Ltd.	47,212	133,711
UPL, Ltd.	42,138	345,183
		10,554,017
Indonesia | 4.4%
PT Bank Mandiri (Persero) Tbk	2,160,600	1,191,123
PT Bank Pembangunan Daerah Jawa Timur Tbk	2,963,500	146,215
PT Bank Rakyat Indonesia (Persero) Tbk	5,167,090	1,630,724
PT Bekasi Fajar Industrial Estate Tbk	9,411,600	146,779
PT Erajaya Swasembada Tbk	968,200	124,349
PT Media Nusantara Citra Tbk	3,308,800	387,726
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	29,780	848,730
		4,475,646

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Kenya | 0.2%
KCB Group, Ltd.	442,400	$236,278

Kuwait | 0.2%
Human Soft Holding Co. KSC	22,392	222,570

Malaysia | 0.3%
Hibiscus Petroleum Berhad (*)	1,073,300	247,785
Malaysia Airports Holdings Berhad	15,500	28,799
		276,584

Mexico | 3.5%
America Movil SAB de CV, Class L Sponsored ADR	66,070	1,057,120
Credito Real SAB de CV	101,900	128,645
Grupo Aeroportuario del Centro Norte SAB de CV	35,800	268,545
Grupo Cementos de Chihuahua SAB de CV	65,400	348,869
Grupo Financiero Banorte SAB de CV, Class O	126,790	708,468
Grupo Mexico SAB de CV, Series B	208,501	571,882
Kimberly-Clark de Mexico SAB de CV, Series A	264,600	524,792
		3,608,321

Oman | 0.2%
Ooredoo	160,160	217,892

Pakistan | 0.2%
Bank Alfalah, Ltd.	739,500	218,262

Philippines | 0.7%
Alliance Global Group, Inc.	903,500	207,824
Bloomberry Resorts Corp.	1,288,600	287,329
International Container Terminal Services, Inc.	97,150	246,400
		741,553

Poland | 0.1%
Eurocash SA	24,650	141,963

The accompanying notes are an integral part of these financial statements.

Annual Report  81

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Russia | 8.0%
Detsky Mir PJSC	260,200	$419,229
Gazprom PJSC Sponsored ADR	50,403	415,068
LUKOIL PJSC Sponsored ADR	10,898	1,075,742
Mobile TeleSystems PJSC Sponsored ADR	82,105	833,366
Sberbank of Russia PJSC (‡)	381,984	1,567,909
Sberbank of Russia PJSC Sponsored ADR	94,252	1,545,733
TCS Group Holding PLC GDR	14,610	314,669
Yandex NV Class A (*)	46,000	2,000,540
		8,172,256
South Africa | 0.8%
Standard Bank Group, Ltd.	69,589	837,498

South Korea | 13.8%
BGF retail Co., Ltd.	1,589	232,031
ELP Corp.	8,031	82,832
Eugene Technology Co., Ltd.	18,962	267,914
HS Industries Co., Ltd.	41,073	421,935
Hyundai Mobis Co., Ltd.	4,614	1,020,314
InBody Co., Ltd.	12,353	252,441
Innocean Worldwide, Inc.	5,633	344,791
KT&G Corp. (*)	5,971	484,045
NCSoft Corp.	3,529	1,645,459
Nice Information & Telecommunication, Inc.	8,438	208,704
NICE Information Service Co., Ltd.	17,615	212,485
Samjin Pharmaceutical Co., Ltd.	4,746	102,278
Samsung Electronics Co., Ltd.	103,998	5,011,074
SFA Engineering Corp.	9,482	378,267
Shinhan Financial Group Co., Ltd. (*)	25,597	957,321
SK Hynix, Inc. (*)	27,419	2,228,381
Tokai Carbon Korea Co., Ltd.	4,609	261,739
		14,112,011
Taiwan | 8.4%
Bizlink Holding, Inc.	27,000	203,440
Fusheng Precision Co., Ltd.	32,000	191,427
Hon Hai Precision Industry Co., Ltd.	222,136	673,193

The accompanying notes are an integral part of these financial statements.

82  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Largan Precision Co., Ltd.	8,614	$1,439,310
Lotes Co., Ltd.	25,000	269,101
MediaTek, Inc.	101,000	1,494,884
Nien Made Enterprise Co., Ltd.	20,000	185,043
Powertech Technology, Inc.	78,000	260,139
Silicon Motion Technology Corp. ADR	22,524	1,142,192
TaiDoc Technology Corp.	59,000	256,933
Taiwan Semiconductor Manufacturing Co., Ltd.	169,720	1,879,559
TCI Co., Ltd.	22,979	218,852
Tripod Technology Corp.	61,000	255,870
TSC Auto ID Technology Co., Ltd.	18,700	152,253
		8,622,196
Turkey | 0.9%
KOC Holding AS ADR	51,822	883,565

Ukraine | 0.2%
Kernel Holding SA	15,235	181,692

United Kingdom | 0.5%
Unilever NV	8,269	475,766

Total Common Stocks
(Cost $86,197,449)		94,815,770

Preferred Stocks | 1.6%

Brazil | 1.6%
Banco Bradesco SA ADR (Cost $1,589,814)	177,508	1,588,697

Short-Term Investments | 5.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $5,970,705)	5,970,705	5,970,705

The accompanying notes are an integral part of these financial statements.

Annual Report  83

Description	Fair Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

Total Investments | 100.0% (Cost $93,757,968)	$102,375,172

Cash and Other Assets in Excess of Liabilities | 0.0%	966

Net Assets | 100.0%	$102,376,138

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 96.9%

Brazil | 9.1%
Ambev SA ADR	10,556,661	$49,194,040
Banco do Brasil SA	19,325,326	254,364,205
BB Seguridade Participacoes SA	14,546,400	136,484,850
CCR SA	29,880,745	141,317,332
Cielo SA	28,910,919	60,226,719
IRB Brasil Resseguros S/A	6,832,600	66,204,038
		707,791,184
China | 20.6%
AAC Technologies Holdings, Inc.	10,772,659	94,099,198
Anhui Conch Cement Co., Ltd., Class H	18,072,451	132,058,757
Baidu, Inc. Sponsored ADR (*)	643,694	81,362,922
China Construction Bank Corp., Class H	470,930,220	407,702,657
China Merchants Bank Co., Ltd., Class H	15,044,000	77,541,463
China Mobile, Ltd. Sponsored ADR	5,360,545	226,590,237
China Shenhua Energy Co., Ltd., Class H	25,625,610	53,631,255
CNOOC, Ltd.	53,607,000	89,345,601
ENN Energy Holdings, Ltd.	4,911,400	53,699,582
Hengan International Group Co., Ltd.	11,103,000	79,271,950
NetEase, Inc. ADR	412,464	126,477,961
Sinopharm Group Co., Ltd., Class H	3,891,200	14,232,500
Weichai Power Co., Ltd., Class H	82,336,288	174,207,157
		1,610,221,240
Egypt | 1.2%
Commercial International Bank Egypt SAE GDR	18,633,644	94,784,875

Hong Kong | 1.3%
ASM Pacific Technology, Ltd.	7,488,900	104,112,528

Hungary | 2.2%
OTP Bank Nyrt.	3,347,971	175,221,826

India | 10.4%
Axis Bank, Ltd.	9,708,283	102,653,298

The accompanying notes are an integral part of these financial statements.

Annual Report  85

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (continued)

Bajaj Auto, Ltd.	1,506,068	$67,211,478
Bharat Petroleum Corp., Ltd.	6,960,961	48,052,564
Bharti Infratel, Ltd.	12,310,667	43,626,945
Coal India, Ltd.	20,297,011	60,150,755
HCL Technologies, Ltd.	11,500,004	91,564,713
Hero MotoCorp, Ltd.	2,271,305	77,796,079
Infosys, Ltd. Sponsored ADR	7,007,852	72,321,033
Oil and Natural Gas Corp., Ltd.	30,254,720	54,710,134
Tata Consultancy Services, Ltd.	4,374,489	132,431,306
UPL, Ltd.	7,410,816	60,707,331
		811,225,636
Indonesia | 4.6%
PT Astra International Tbk	176,810,900	87,814,117
PT Bank Mandiri (Persero) Tbk	265,129,842	146,164,093
PT Semen Indonesia (Persero) Tbk	6,203,797	5,352,632
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	4,149,310	118,255,335
		357,586,177
Luxembourg | 0.8%
Ternium SA Sponsored ADR	2,748,544	60,467,968

Malaysia | 0.3%
British American Tobacco Malaysia Berhad	6,455,300	23,817,421

Mexico | 3.7%
America Movil SAB de CV, Class L Sponsored ADR	10,706,385	171,302,160
Grupo Mexico SAB de CV, Series B	24,325,547	66,720,765
Kimberly-Clark de Mexico SAB de CV, Series A	26,234,395	52,031,724
		290,054,649
Pakistan | 0.7%
Habib Bank, Ltd.	18,062,280	18,358,476
Pakistan Petroleum, Ltd.	45,459,282	40,310,487
		58,668,963

Portugal | 0.8%
Galp Energia SGPS SA	3,773,898	63,119,814

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (continued)

Russia | 9.3%
ALROSA PAO (*), (‡)	83,112,660	$112,845,632
Gazprom PJSC Sponsored ADR	9,689,854	79,795,802
LUKOIL PJSC Sponsored ADR	1,312,738	130,410,357
Magnit PJSC Sponsored GDR	4,801,902	58,041,425
Mobile TeleSystems PJSC Sponsored ADR	9,921,743	100,705,692
Sberbank of Russia PJSC (‡)	59,207,950	243,027,675
		724,826,583
South Africa | 6.8%
Life Healthcare Group Holdings, Ltd.	34,686,676	60,860,113
Mondi PLC	2,836,774	66,966,474
Nedbank Group, Ltd.	3,766,635	57,686,067
PPC, Ltd. (*)	25,733,648	4,596,128
Sanlam, Ltd.	11,789,949	66,661,315
Shoprite Holdings, Ltd.	7,368,020	66,331,246
Standard Bank Group, Ltd.	5,697,390	68,567,610
The Bidvest Group, Ltd.	4,545,390	66,544,055
Vodacom Group, Ltd.	8,961,241	73,880,080
		532,093,088
South Korea | 15.2%
Hyundai Mobis Co., Ltd.	507,283	112,177,752
KB Financial Group, Inc. (*)	3,022,007	124,782,421
KT&G Corp. (*)	778,589	63,117,039
Samsung Electronics Co., Ltd.	7,969,398	384,000,133
Shinhan Financial Group Co., Ltd. (*)	3,818,506	142,811,041
SK Hynix, Inc. (*)	3,267,281	265,536,548
Woongjin Coway Co., Ltd.	1,113,589	89,470,356
		1,181,895,290
Taiwan | 4.6%
Catcher Technology Co., Ltd.	6,524,000	49,440,305
Hon Hai Precision Industry Co., Ltd.	33,975,425	102,963,978
Taiwan Semiconductor Manufacturing Co., Ltd.	18,901,284	209,321,729
		361,726,012
Thailand | 1.5%
Kasikornbank Public Co. Ltd. (‡)	11,991,654	60,206,844
The Siam Cement Public Co. Ltd. (‡)	4,055,600	53,074,997
		113,281,841

The accompanying notes are an integral part of these financial statements.

Annual Report  87

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (concluded)

Turkey | 2.6%
KOC Holding AS	26,563,179	$90,786,199
Tupras Turkiye Petrol Rafinerileri AS	5,150,555	109,831,708
		200,617,907

United Kingdom | 1.2%
Unilever NV	1,595,764	91,814,063

Total Common Stocks (Cost $6,354,436,015)		7,563,327,065

Short-Term Investments | 3.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $261,824,062)	261,824,062	261,824,062

Total Investments | 100.3% (Cost $6,616,260,077)		$7,825,151,127

Liabilities in Excess of Cash and Other Assets | (0.3)%		(26,039,009)

Net Assets | 100.0%		$7,799,112,118

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio

Common Stocks | 99.1%

Belgium | 6.0%
Anheuser-Busch InBev SA/NV	29,342	$2,406,088

France | 1.4%
Bureau Veritas SA	16,018	418,564
La Francaise des Jeux SAEM (*)	5,800	155,002
		573,566
Germany | 4.7%
Fresenius Medical Care AG & Co. KGaA	25,385	1,882,753

Hong Kong | 1.7%
Power Assets Holdings, Ltd.	90,400	660,981

Italy | 4.0%
Atlantia SpA	68,604	1,600,332

Luxembourg | 3.0%
SES SA	85,947	1,208,427

Spain | 1.0%
Industria de Diseno Textil SA	11,722	415,228

United Kingdom | 4.4%
National Grid PLC	32,201	404,668
United Utilities Group PLC	109,228	1,371,976
		1,776,644
United States | 72.9%
Alphabet, Inc., Class C (*)	296	395,758
Cisco Systems, Inc.	26,411	1,266,672
Cognizant Technology Solutions Corp., Class A	30,904	1,916,666
CVS Health Corp.	36,715	2,727,557
H&R Block, Inc.	101,867	2,391,837
Henry Schein, Inc. (*)	17,122	1,142,380
International Game Technology PLC	183,418	2,745,768

The accompanying notes are an integral part of these financial statements.

Annual Report  89

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio (concluded)

IPG Photonics Corp. (*)	12,838	$1,860,483
MEDNAX, Inc. (*)	103,604	2,879,155
Medtronic PLC	3,780	428,841
Nielsen Holdings PLC	121,863	2,473,819
Norfolk Southern Corp.	6,117	1,187,493
Omnicom Group, Inc.	20,356	1,649,243
Oracle Corp.	29,265	1,550,460
Stericycle, Inc. (*)	44,188	2,819,636
Tapestry, Inc.	68,487	1,847,094
		29,282,862

Total Common Stocks (Cost $38,708,600)		39,806,881

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $332,313)	332,313	$332,313

Total Investments | 99.9% (Cost $39,040,913)		$40,139,194

Cash and Other Assets in Excess of Liabilities | 0.1%		50,084

Net Assets | 100.0%		$40,189,278

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio

Common Stocks | 97.1%

Belgium | 0.8%
Anheuser-Busch InBev SA/NV	7,790	$638,792

Canada | 5.3%
CAE, Inc.	34,854	922,784
Canadian National Railway Co.	14,447	1,306,911
Dollarama, Inc.	26,790	920,748
National Bank of Canada	22,669	1,258,312
		4,408,755
China | 2.6%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	3,585	760,378
Tencent Holdings, Ltd.	29,423	1,419,323
		2,179,701

Germany | 1.2%
Symrise AG	9,417	990,704

Hong Kong | 2.9%
AIA Group, Ltd.	136,783	1,439,184
Hang Seng Bank, Ltd.	45,721	946,140
		2,385,324
Israel | 1.2%
Bank Leumi Le-Israel BM	134,978	983,692

Japan | 5.8%
Daiwa House Industry Co., Ltd.	3,273	101,402
Kansai Paint Co., Ltd.	30,367	742,186
Kao Corp.	11,353	936,372
Nintendo Co., Ltd.	2,200	888,022
TechnoPro Holdings, Inc.	15,824	1,110,696
Yamaha Corp.	19,064	1,050,880
		4,829,558

The accompanying notes are an integral part of these financial statements.

Annual Report  91

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (continued)

Netherlands | 3.6%
NXP Semiconductors NV	7,325	$932,180
Wolters Kluwer NV	28,574	2,088,564
		3,020,744
Singapore | 1.4%
Oversea-Chinese Banking Corp., Ltd.	138,424	1,131,853

South Africa | 1.5%
Distell Group Holdings, Ltd.	75,143	712,306
Sanlam, Ltd.	92,022	520,300
		1,232,606
Sweden | 3.2%
Assa Abloy AB, Class B	28,046	655,375
Epiroc AB, Class A	87,775	1,072,706
Hexagon AB, B Shares	16,118	903,068
		2,631,149
Switzerland | 4.4%
ABB, Ltd.	43,717	1,055,367
Alcon, Inc. (*)	8,889	503,559
Novartis AG	12,308	1,166,089
Partners Group Holding AG	1,035	948,545
		3,673,560
Taiwan | 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	18,876	1,096,696

United Kingdom | 11.7%
Bunzl PLC	19,611	536,567
Coca-Cola European Partners PLC	20,759	1,056,218
Compass Group PLC	43,138	1,080,644
Diageo PLC	42,524	1,791,947
Prudential PLC	55,040	1,059,048
RELX PLC	63,852	1,612,103
The Weir Group PLC	23,534	470,915
Unilever PLC	36,964	2,116,162
		9,723,604

The accompanying notes are an integral part of these financial statements.

92  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (continued)

United States | 50.2%
Accenture PLC, Class A	8,081	$1,701,616
Alphabet, Inc., Class A (*)	1,848	2,475,193
Aon PLC	10,474	2,181,629
Boston Scientific Corp. (*)	28,673	1,296,593
Cisco Systems, Inc.	19,782	948,745
Dollar General Corp.	6,542	1,020,421
Envista Holdings Corp.(*)	27,480	814,507
Honeywell International, Inc.	8,960	1,585,920
Intercontinental Exchange, Inc.	16,782	1,553,174
IQVIA Holdings, Inc. (*)	13,243	2,046,176
Johnson & Johnson	13,462	1,963,702
Kimberly-Clark Corp.	7,530	1,035,752
Lowe’s Cos., Inc.	6,653	796,763
McDonald’s Corp.	6,667	1,317,466
Microsoft Corp.	18,233	2,875,344
Motorola Solutions, Inc.	9,154	1,475,076
Palo Alto Networks, Inc. (*)	3,450	797,813
PTC, Inc. (*)	19,730	1,477,580
Rockwell Automation, Inc.	7,418	1,503,406
S&P Global, Inc.	5,682	1,551,470
Texas Instruments, Inc.	9,441	1,211,186
The Coca-Cola Co.	37,202	2,059,131
The Procter & Gamble Co.	10,935	1,365,781
Thermo Fisher Scientific, Inc.	7,831	2,544,057
Visa, Inc., Class A	9,915	1,863,028
Zoetis, Inc.	16,430	2,174,510
		41,636,039
Total Common Stocks (Cost $62,472,082)		80,562,777

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $2,317,403)	2,317,403	2,317,403

The accompanying notes are an integral part of these financial statements.

Annual Report  93

Description	Fair Value

Lazard Global Equity Select Portfolio (concluded)

Total Investments | 99.9% (Cost $64,789,485)	$82,880,180

Cash and Other Assets in Excess of Liabilities | 0.1%	109,263

Net Assets | 100.0%	$82,989,443

The accompanying notes are an integral part of these financial statements.

94  Annual Report

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 93.1%

Australia | 4.3%
Atlas Arteria, Ltd.	32,489,421	$178,635,535
Spark Infrastructure Group	76,692,432	112,728,983
Transurban Group	3,974,674	41,676,207
		333,040,725
Canada | 0.9%
ATCO, Ltd., Class I	1,898,489	72,764,081

France | 7.1%
Eutelsat Communications SA	10,630,687	172,918,706
Vinci SA	3,407,863	378,597,837
		551,516,543
Germany | 2.7%
Fraport AG	2,421,331	205,801,095

Hong Kong | 3.9%
Power Assets Holdings, Ltd.	40,942,965	299,364,264

Italy | 23.5%
ASTM SpA	1,859,844	56,272,734
Atlantia SpA	23,914,948	557,866,170
Hera SpA	41,087,956	180,129,390
Italgas SpA	30,203,945	184,736,324
Snam SpA	73,924,738	389,514,123
Societa Iniziative Autostradali e Servizi SpA	3,400,490	56,993,772
Terna SpA	57,933,201	387,629,276
		1,813,141,789
Luxembourg | 3.3%
SES SA	18,197,725	255,862,642

Portugal | 0.8%
REN - Redes Energeticas Nacionais SGPS SA	21,468,951	65,523,570

The accompanying notes are an integral part of these financial statements.

Annual Report  95

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio (continued)

Spain | 4.8%
Ferrovial SA	12,175,503	$369,367,308

United Kingdom | 21.7%
National Grid PLC	53,882,482	677,137,596
Pennon Group PLC	18,257,009	248,515,390
Severn Trent PLC	11,104,400	370,593,606
United Utilities Group PLC	30,337,049	381,053,580
		1,677,300,172
United States | 20.1%
CSX Corp.	5,039,411	364,651,780
Kansas City Southern	1,152,848	176,570,200
Norfolk Southern Corp.	3,251,990	631,308,819
Union Pacific Corp.	2,086,036	377,134,448
		1,549,665,247
Total Common Stocks (Cost $6,506,434,944)		7,193,347,436

Short-Term Investments | 7.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $543,684,541)	543,684,541	543,684,541

Total Investments | 100.1% (Cost $7,050,119,485) (»)		$7,737,031,977

Liabilities in Excess of Cash and Other Assets | (0.1)%		(11,133,519)

Net Assets | 100.0%		$7,725,898,458

The accompanying notes are an integral part of these financial statements.

96  Annual Report

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2019:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	24,667,654	USD	16,935,084	HSB	03/27/20	$411,406	$—
USD	66,047,477	AUD	96,207,736	BNP	03/27/20	—	1,606,568
USD	22,627,719	AUD	32,957,067	CIT	03/27/20	—	547,952
USD	96,533,237	AUD	140,610,369	HSB	03/27/20	—	2,345,092
USD	64,047,464	AUD	93,298,369	SCB	03/27/20	—	1,560,690
USD	83,869,077	AUD	122,165,527	SSB	03/27/20	—	2,038,692
USD	22,374,532	CAD	29,336,480	BNP	03/27/20	—	223,780
USD	19,596,693	CAD	25,694,498	HSB	03/27/20	—	196,148
USD	5,983,931	CAD	7,845,801	RBC	03/27/20	—	59,802
USD	20,912,780	CAD	27,421,046	SCB	03/27/20	—	210,046
USD	819,912,467	EUR	733,037,941	BNP	03/27/20	—	6,668,569
USD	335,504,600	EUR	299,974,160	CAN	03/27/20	—	2,749,313
USD	400,258,699	EUR	357,965,120	CIT	03/27/20	—	3,386,410
USD	401,849,012	EUR	359,204,280	HSB	03/27/20	—	3,193,386
USD	406,917,571	EUR	363,977,344	MEL	03/27/20	—	3,506,983
USD	377,463,499	EUR	337,195,600	RBC	03/27/20	—	2,761,689
USD	586,191,737	EUR	523,839,162	SSB	03/27/20	—	4,494,628
USD	336,825,565	GBP	257,409,566	CAN	03/27/20	—	4,924,569
USD	681,050,337	GBP	520,525,483	HSB	03/27/20	—	10,025,976
USD	149,809,941	GBP	113,868,404	RBC	03/27/20	—	1,367,589
USD	234,382,443	GBP	179,153,804	RBC	03/27/20	—	3,471,330
USD	270,699,909	GBP	206,908,079	SSB	03/27/20	—	4,001,863
USD	19,441,861	HKD	151,528,832	BNP	03/27/20	8,268	—
USD	65,708,691	HKD	512,933,365	BNP	03/27/20	—	75,081
USD	114,462,242	HKD	893,480,815	HSB	03/27/20	—	126,791
USD	102,058,164	HKD	796,737,469	SSB	03/27/20	—	123,522
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$419,674	$59,666,469

The accompanying notes are an integral part of these financial statements.

Annual Report  97

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 99.4%

Canada | 6.4%
CAE, Inc.	3,198	$84,669
Suncor Energy, Inc.	1,363	44,673
TMX Group, Ltd.	437	37,843
Toromont Industries, Ltd.	827	44,956
		212,141
China | 3.2%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	301	63,842
Tencent Holdings, Ltd.	900	43,415
		107,257
Denmark | 1.4%
Genmab A/S (*)	203	45,184

France | 6.0%
Airbus SE	340	49,884
Engie SA	3,034	49,029
Safran SA	188	29,143
Vivendi SA	2,496	72,347
		200,403
Germany | 4.7%
Beiersdorf AG	339	40,564
Infineon Technologies AG	1,753	40,200
Scout24 AG	699	46,240
Teamviewer AG (*)	800	28,631
		155,635
Hong Kong | 1.9%
AIA Group, Ltd.	6,000	63,130

India | 1.4%
HDFC Bank, Ltd. ADR	745	47,211

Ireland | 1.5%
Ryanair Holdings PLC Sponsored ADR (*)	559	48,974

Israel | 1.4%
Bank Leumi Le-Israel BM	6,300	45,913

The accompanying notes are an integral part of these financial statements.

98  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (continued)

Japan | 6.2%
Digital Garage, Inc.	900	$37,824
Kobe Bussan Co., Ltd.	1,100	37,791
Nintendo Co., Ltd.	100	40,364
Suzuki Motor Corp.	600	25,132
TechnoPro Holdings, Inc.	500	35,095
Toei Animation Co., Ltd.	600	30,930
		207,136
Netherlands | 1.5%
Koninklijke DSM NV	373	48,690

New Zealand | 1.0%
Mainfreight, Ltd.	1,211	34,660

South Africa | 0.7%
Sanlam, Ltd.	4,412	24,946

South Korea | 1.6%
SK Hynix, Inc.	664	53,964

Spain | 0.8%
Siemens Gamesa Renewable Energy SA	1,501	26,376

Switzerland | 3.3%
Novartis AG	592	56,088
Partners Group Holding AG	58	53,155
		109,243
Taiwan | 0.9%
Merida Industry Co., Ltd.	5,000	29,452

United Kingdom | 7.1%
Coca-Cola European Partners PLC	909	45,628
Informa PLC	4,245	48,254
Lloyds Banking Group PLC	60,732	50,689
RELX PLC	2,524	63,725
Rio Tinto PLC	488	28,995
		237,291

The accompanying notes are an integral part of these financial statements.

Annual Report  99

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

United States | 48.4%
Accenture PLC, Class A	316	$66,540
Adobe, Inc. (*)	187	61,675
Alphabet, Inc., Class A (*)	108	144,654
Aon PLC	414	86,232
Bank of America Corp.	1,815	63,924
Baxter International, Inc.	570	47,663
Danaher Corp.	365	56,020
Dollar General Corp.	318	49,602
Elanco Animal Health, Inc. (*)	1,899	55,926
Electronic Arts, Inc. (*)	624	67,086
Envista Holdings Corp. (*)	1,174	34,803
Fidelity National Information Services, Inc.	263	36,581
Intercontinental Exchange, Inc.	1,129	104,489
IPG Photonics Corp. (*)	109	15,796
IQVIA Holdings, Inc. (*)	578	89,307
Medtronic PLC	576	65,347
Microsoft Corp.	799	126,002
Palo Alto Networks, Inc. (*)	230	53,188
Raytheon Co.	295	64,823
S&P Global, Inc.	314	85,738
The Coca-Cola Co.	1,524	84,353
The Progressive Corp.	449	32,503
Union Pacific Corp.	173	31,277
Visa, Inc., Class A	470	88,313
		1,611,842
Total Common Stocks (Cost $2,603,379)		3,309,448

Short-Term Investments | 1.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $32,032)	32,032	32,032

Total Investments | 100.4% (Cost $2,635,411)		$3,341,480

Liabilities in Excess of Cash and Other Assets | (0.4)%		(13,022)

Net Assets | 100.0%		$3,328,458

The accompanying notes are an integral part of these financial statements.

100  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 98.4%

Australia | 6.8%
Appen, Ltd.	368	$5,808
ASX, Ltd.	127	7,004
Beach Energy, Ltd.	3,025	5,352
BHP Group, Ltd.	370	10,134
Cochlear, Ltd.	59	9,327
CSL, Ltd.	131	25,423
Fortescue Metals Group, Ltd.	3,080	23,214
IDP Education, Ltd.	353	4,264
Magellan Financial Group, Ltd.	533	21,388
Qantas Airways, Ltd.	4,079	20,379
Regis Resources, Ltd.	750	2,276
Sandfire Resources NL	446	1,878
Santos, Ltd.	3,613	20,795
Saracen Mineral Holdings, Ltd. (*)	2,767	6,424
Super Retail Group, Ltd.	383	2,728
Woolworths Group, Ltd.	165	4,198
		170,592
Austria | 1.0%
Erste Group Bank AG	353	13,277
OMV AG	173	9,719
Raiffeisen Bank International AG	96	2,408
		25,404
Belgium | 0.2%
Proximus SADP	166	4,754

China | 0.5%
China Sunsine Chemical Holdings, Ltd.	7,400	2,838
Yangzijiang Shipbuilding Holdings, Ltd.	13,400	11,196
		14,034
Denmark | 3.3%
Coloplast A/S, Class B	128	15,913
H. Lundbeck A/S	58	2,223
Novo Nordisk A/S, Class B	892	51,736
SimCorp A/S	113	12,840
		82,712

The accompanying notes are an integral part of these financial statements.

Annual Report  101

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Finland | 0.1%
Fortum Oyj	74	$1,826

France | 9.7%
Air France-KLM (*)	947	10,542
BNP Paribas SA	229	13,632
Elis SA	125	2,596
Faurecia SA	261	14,151
Hermes International	38	28,437
Kering SA	15	9,882
L’Oreal SA	82	24,352
Orange SA	746	10,962
Peugeot SA	1,402	33,577
Schneider Electric SE	335	34,461
Total SA	1,112	61,452
		244,044
Germany | 7.3%
Adidas AG	70	22,751
Allianz SE	265	64,981
Continental AG	77	9,999
CTS Eventim AG & Co. KGaA	121	7,607
MTU Aero Engines AG	146	41,691
Rheinmetall AG	136	15,639
SAP SE	72	9,703
Schaeffler AG (Preference Shares)	409	4,441
Siemens Healthineers AG	141	6,771
		183,583
Hong Kong | 2.7%
CK Asset Holdings, Ltd.	500	3,624
CK Hutchison Holdings, Ltd.	1,000	9,555
Jardine Matheson Holdings, Ltd.	1	56
Kerry Properties, Ltd.	1,500	4,780
Sands China, Ltd.	4,400	23,595
WH Group, Ltd.	26,000	26,940
		68,550

The accompanying notes are an integral part of these financial statements.

102  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Ireland | 0.4%
Experian PLC	154	$5,209
Fly Leasing, Ltd. ADR (*)	240	4,704
		9,913
Israel | 1.0%
CyberArk Software, Ltd. (*)	117	13,640
Israel Discount Bank, Ltd., Class A	2,501	11,607
		25,247
Italy | 3.1%
Banca Generali SpA	78	2,533
Enel SpA	7,941	63,174
Poste Italiane SpA	1,075	12,201
		77,908
Japan | 24.7%
Advantest Corp.	200	11,316
Chugai Pharmaceutical Co., Ltd.	100	9,210
Daito Trust Construction Co., Ltd. Sponsored ADR	581	17,895
Daiwa House Industry Co., Ltd.	1,500	46,472
Daiwa Office Investment Corp. REIT	1	7,682
Dip Corp.	100	2,955
DMG Mori Co., Ltd.	300	4,592
East Japan Railway Co. ADR	2,054	30,790
FUJIFILM Holdings Corp.	300	14,305
Fukuoka Financial Group, Inc.	500	9,544
FULLCAST Holdings Co., Ltd.	100	2,280
Goldcrest Co., Ltd.	100	1,906
GS Yuasa Corp.	200	4,311
Hitachi, Ltd.	400	16,849
Hoya Corp.	100	9,548
Japan Post Holdings Co., Ltd.	3,200	30,054
Japan Tobacco, Inc.	700	15,605
KDDI Corp.	400	11,900
Kureha Corp.	100	5,998
Mitsubishi Heavy Industries, Ltd.	1,023	39,565
Mitsubishi UFJ Financial Group, Inc.	3,500	18,916
Nikkiso Co., Ltd.	200	2,622

The accompanying notes are an integral part of these financial statements.

Annual Report  103

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Nintendo Co., Ltd. Sponsored ADR	147	$7,335
Nomura Real Estate Holdings, Inc.	100	2,406
NS Solutions Corp.	100	3,287
NTT DOCOMO, Inc.	1,818	50,805
Oracle Corp. Japan	100	9,092
ORIX Corp.	1,700	28,297
Otsuka Corp.	100	3,994
Seino Holdings Co., Ltd.	200	2,697
Seven & I Holdings Co., Ltd.	700	25,612
Shin-Etsu Chemical Co., Ltd.	433	47,472
Shionogi & Co., Ltd.	100	6,178
Showa Denko KK	300	7,902
SoftBank Group Corp.	200	8,707
Sumitomo Heavy Industries, Ltd.	100	2,835
Sumitomo Mitsui Financial Group, Inc.	300	11,044
Sumitomo Mitsui Trust Holdings, Inc.	200	7,892
The Dai-ichi Life Insurance Co., Ltd.	2,100	34,585
Tokio Marine Holdings, Inc.	100	5,584
Tokyo Electron, Ltd.	100	21,975
Tokyu Construction Co., Ltd.	700	4,988
Tri Chemical Laboratories, Inc.	100	7,869
West Japan Railway Co.	100	8,635
		623,506
Luxembourg | 0.1%
ArcelorMittal SA	130	2,296

Macau | 0.4%
Galaxy Entertainment Group, Ltd.	1,000	7,371
Wynn Macau, Ltd.	1,200	2,968
		10,339
Netherlands | 3.4%
EXOR NV	209	16,208
ING Groep NV	1,232	14,806
Koninklijke Ahold Delhaize NV	588	14,736
Royal Dutch Shell PLC, A Shares	408	12,128
Signify NV	80	2,502

The accompanying notes are an integral part of these financial statements.

104  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Wolters Kluwer NV	339	$24,779
		85,159

Norway | 0.5%
Aker BP ASA	271	8,891
TGS NOPEC Geophysical Co. ASA	122	3,712
		12,603
Russia | 0.1%
Evraz PLC	682	3,660

Singapore | 0.4%
DBS Group Holdings, Ltd.	300	5,783
Jardine Cycle & Carriage, Ltd.	100	2,238
United Overseas Bank, Ltd.	100	1,967
		9,988
Spain | 3.8%
Amadeus IT Group SA	127	10,406
Banco Bilbao Vizcaya Argentaria SA	3,069	17,295
Iberdrola SA	4,782	49,250
Industria de Diseno Textil SA	536	18,987
		95,938
Sweden | 2.2%
Axfood AB	111	2,470
Evolution Gaming Group AB	241	7,252
Skandinaviska Enskilda Banken AB, Class A	1,589	14,948
SKF AB, Class B	602	12,196
Volvo AB, Class B	1,068	17,923
		54,789
Switzerland | 9.9%
Geberit AG	12	6,737
Nestle SA	352	38,134
Novartis AG	857	81,194
Partners Group Holding AG	16	14,663
Roche Holding AG	298	96,629
STMicroelectronics NV	309	8,340
Wizz Air Holdings PLC (*)	79	4,079
		249,776

The accompanying notes are an integral part of these financial statements.

Annual Report  105

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

United Kingdom | 16.6%
Anglo American PLC	569	$16,422
Associated British Foods PLC	752	26,051
Auto Trader Group PLC	1,394	11,017
Avast PLC	990	5,952
Britvic PLC	811	9,733
Burberry Group PLC	303	8,867
Compass Group PLC	897	22,471
Dialog Semiconductor PLC (*)	224	11,350
Dunelm Group PLC	333	5,109
Fiat Chrysler Automobiles NV	470	6,961
Games Workshop Group PLC	82	6,636
Greggs PLC	174	5,301
Halma PLC	277	7,776
Howden Joinery Group PLC	1,121	10,047
Imperial Brands PLC	900	22,301
International Consolidated Airlines Group SA	2,423	19,810
JD Sports Fashion PLC	309	3,451
KAZ Minerals PLC	407	2,874
Lloyds Banking Group PLC	21,173	17,672
M&G PLC (*)	1,114	3,505
Melrose Industries PLC	4,077	13,032
Moneysupermarket.com Group PLC	715	3,139
Prudential PLC	225	4,329
RELX PLC	328	8,274
Rio Tinto PLC	547	32,501
Royal Bank of Scotland Group PLC	7,896	25,308
Standard Chartered PLC	699	6,602
Tate & Lyle PLC	1,797	18,112
Unilever NV	1,281	73,704
Vodafone Group PLC	5,684	11,035
		419,342
United States | 0.2%
Ferguson PLC	56	5,088

The accompanying notes are an integral part of these financial statements.

106  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

Total Common Stocks (Cost $2,276,301)		$2,481,051

Preferred Stocks | 0.6%

Germany | 0.6%
Porsche Automobil Holding SE	128	9,575
Volkswagen AG	27	5,338

Total Preferred Stocks (Cost $14,136)		14,913

Short-Term Investments | 1.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $40,102)	40,102	40,102

Total Investments | 100.6% (Cost $2,330,539)		$2,536,066

Liabilities in Excess of Cash and Other Assets | (0.6)%		(14,859)

Net Assets | 100.0%		$2,521,207

The accompanying notes are an integral part of these financial statements.

Annual Report  107

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 91.5%

Brazil | 2.2%
IRB Brasil Resseguros S/A	217,200	$2,104,545

Canada | 6.0%
National Bank of Canada	44,926	2,493,756
Suncor Energy, Inc.	104,914	3,438,558
		5,932,314
China | 7.6%
Ping An Insurance (Group) Co. of China, Ltd., Class H	356,000	4,217,269
Tencent Holdings, Ltd.	67,818	3,271,442
		7,488,711
France | 12.8%
Engie SA	215,144	3,476,725
Safran SA	30,217	4,684,069
Sanofi	44,225	4,441,834
		12,602,628
Germany | 15.7%
Beiersdorf AG	23,913	2,861,388
Fresenius Medical Care AG & Co. KGaA	33,157	2,459,186
SAP SE	35,473	4,780,689
Vonovia SE	97,922	5,271,739
		15,373,002
Ireland | 2.5%
Ryanair Holdings PLC Sponsored ADR (*)	28,325	2,481,553

Japan | 10.8%
Digital Garage, Inc.	49,100	2,063,491
Hitachi, Ltd.	123,900	5,218,920
Komatsu, Ltd.	140,400	3,366,142
		10,648,553
Luxembourg | 1.2%
ArcelorMittal SA	67,110	1,185,454

The accompanying notes are an integral part of these financial statements.

108  Annual Report

Description	Shares	Fair Value

Lazard International Equity Concentrated Portfolio (continued)

Mexico | 7.3%
Arca Continental SAB de CV	922,600	$4,878,570
Grupo Financiero Banorte SAB de CV, Class O	405,600	2,266,383
		7,144,953
Norway | 3.3%
Mowi ASA	125,237	3,257,250

South Korea | 4.9%
Samsung Electronics Co., Ltd.	99,738	4,805,809

Switzerland | 3.9%
ABB, Ltd.	156,613	3,780,777

United Kingdom | 6.4%
BP PLC	441,856	2,773,683
Prudential PLC	184,366	3,547,466
		6,321,149
United States | 6.9%
Aon PLC	15,465	3,221,205
Medtronic PLC	31,407	3,563,124
		6,784,329
Total Common Stocks (Cost $81,084,973)		89,911,027

Preferred Stocks | 4.3%

Germany | 4.3%
Volkswagen AG (Cost $3,813,024)	21,448	4,239,881

Short-Term Investments | 4.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $3,882,452)	3,882,452	3,882,452

The accompanying notes are an integral part of these financial statements.

Annual Report  109

Description	Fair Value

Lazard International Equity Concentrated Portfolio (concluded)

Total Investments | 99.8% (Cost $88,780,449)	$98,033,360

Cash and Other Assets in Excess of Liabilities | 0.2%	212,519

Net Assets | 100.0%	$98,245,879

The accompanying notes are an integral part of these financial statements.

110  Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio

Common Stocks | 95.0%

Australia | 1.3%
BHP Group PLC	1,575,185	$37,205,765

Canada | 5.5%
Canadian National Railway Co.	335,710	30,369,145
National Bank of Canada	690,300	38,317,218
Suncor Energy, Inc.	1,722,710	56,461,852
TMX Group, Ltd.	368,500	31,910,843
		157,059,058
China | 1.6%
Ping An Insurance (Group) Co. of China, Ltd., Class H	3,845,000	45,548,873

Denmark | 1.5%
Carlsberg A/S, Class B	289,758	43,224,893

Finland | 2.4%
Nordea Bank Abp	4,068,568	32,911,576
Sampo Oyj, A Shares	821,040	35,822,462
		68,734,038
France | 13.2%
Air Liquide SA	335,336	47,660,168
BNP Paribas SA	491,557	29,261,013
Engie SA	3,697,854	59,757,285
Safran SA	435,614	67,526,424
Sanofi	778,784	78,218,869
Vinci SA	296,968	32,991,773
Vivendi SA	2,134,807	61,877,564
		377,293,096
Germany | 5.3%
Fresenius Medical Care AG & Co. KGaA	261,933	19,427,029
Fresenius SE & Co. KGaA	362,033	20,435,365

The accompanying notes are an integral part of these financial statements.

Annual Report  111

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

SAP SE	675,469	$91,032,827
Vonovia SE	363,400	19,564,041
		150,459,262
Hong Kong | 0.4%
ESR Cayman, Ltd. (*)	4,898,600	11,064,174

Indonesia | 0.4%
PT Bank Mandiri (Persero) Tbk	19,842,600	10,939,076

Ireland | 1.4%
Ryanair Holdings PLC Sponsored ADR (*)	463,739	40,628,174

Israel | 1.1%
Bank Leumi Le-Israel BM	4,475,536	32,616,799

Japan | 16.2%
Asahi Group Holdings, Ltd.	592,200	27,051,515
Daiwa House Industry Co., Ltd.	1,647,378	51,038,276
Hitachi, Ltd.	1,401,100	59,017,188
Kao Corp.	525,780	43,365,270
Makita Corp.	928,400	32,140,327
Nexon Co., Ltd. (*)	2,585,600	34,199,614
Nintendo Co., Ltd.	130,200	52,554,743
Pan Pacific International Holdings Corp.	1,591,056	26,408,210
Shin-Etsu Chemical Co., Ltd.	355,500	38,975,501
Sumitomo Mitsui Financial Group, Inc.	1,189,600	43,791,784
Suzuki Motor Corp.	591,800	24,788,518
Yamaha Corp.	521,800	28,763,591
		462,094,537
Luxembourg | 0.7%
ArcelorMittal SA	1,104,681	19,513,465

Mexico | 0.4%
Arca Continental SAB de CV	2,301,212	12,168,461

The accompanying notes are an integral part of these financial statements.

112  Annual Report

Description	Shares	Fair Value

Lazard International Equity Portfolio (continued)

Netherlands | 6.6%
ABN AMRO Group NV	1,481,857	$27,066,310
Koninklijke DSM NV	360,988	47,122,090
Royal Dutch Shell PLC, A Shares	2,818,591	83,781,202
Wolters Kluwer NV	428,278	31,304,194
		189,273,796
Norway | 3.6%
Equinor ASA	1,682,569	33,648,857
Mowi ASA	1,371,908	35,681,525
Telenor ASA	1,813,010	32,517,282
		101,847,664
Singapore | 2.6%
DBS Group Holdings, Ltd.	2,644,120	50,966,087
NetLink NBN Trust	34,335,300	24,126,870
		75,092,957
South Korea | 2.6%
Samsung Electronics Co., Ltd.	1,517,279	73,109,078

Spain | 0.8%
Red Electrica Corporacion SA	1,189,201	23,921,037

Sweden | 3.7%
Assa Abloy AB, Class B	2,676,374	62,541,102
Epiroc AB, Class A	3,535,500	43,207,654
		105,748,756
Switzerland | 5.2%
ABB, Ltd.	2,470,075	59,629,798
Novartis AG	948,179	89,832,722
		149,462,520
United Arab Emirates | 0.5%
Network International Holdings PLC (*)	1,868,585	15,859,519

United Kingdom | 11.9%
Compass Group PLC	1,015,787	25,446,336
Howden Joinery Group PLC	1,970,254	17,659,191
Informa PLC	3,465,681	39,395,604

The accompanying notes are an integral part of these financial statements.

Annual Report  113

Description	Shares	Fair Value

Lazard International Equity Portfolio (concluded)

Prudential PLC	2,973,237	$57,209,346
RELX PLC	2,936,780	74,086,660
RSA Insurance Group PLC	3,695,847	27,897,933
Tesco PLC	14,458,921	48,979,840
The Weir Group PLC	903,247	18,073,964
Unilever PLC	529,240	30,298,598
		339,047,472
United States | 6.1%
Aon PLC	258,855	53,916,908
Ferguson PLC	383,988	34,887,837
Medtronic PLC	766,210	86,926,524
		175,731,269
Total Common Stocks (Cost $2,328,377,992)		2,717,643,739

Preferred Stocks | 2.6%

Germany | 2.6%
Volkswagen AG (Cost $68,311,150)	372,840	73,703,711

Short-Term Investments | 2.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $71,553,323)	71,553,323	71,553,323

Total Investments | 100.1% (Cost $2,468,242,465)		$2,862,900,773

Liabilities in Excess of Cash and Other Assets | (0.1)%		(2,997,532)

Net Assets | 100.0%		$2,859,903,241

The accompanying notes are an integral part of these financial statements.

114  Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio

Common Stocks | 94.2%

Australia | 1.2%
BHP Group, Ltd.	40,623	$1,112,681

Brazil | 2.7%
BB Seguridade Participacoes SA	122,200	1,146,569
Cia de Saneamento Basico do Estado de Sao Paulo	44,100	667,560
IRB Brasil Resseguros S/A	81,200	786,782
		2,600,911
Canada | 3.7%
Canadian National Railway Co.	9,600	868,440
National Bank of Canada	15,400	854,824
Suncor Energy, Inc.	56,200	1,841,956
		3,565,220
China | 6.8%
58.com, Inc. ADR (*)	14,470	936,643
ENN Energy Holdings, Ltd.	101,900	1,114,140
Ping An Insurance (Group) Co. of China, Ltd., Class H	190,000	2,250,790
Tencent Holdings, Ltd.	46,600	2,247,916
		6,549,489
Denmark | 2.6%
Carlsberg A/S, Class B	7,816	1,165,959
Genmab A/S (*)	2,918	649,496
Vestas Wind Systems A/S	6,691	676,435
		2,491,890
Finland | 3.0%
Nordea Bank Abp	158,550	1,282,547
Sampo Oyj, A Shares	35,753	1,559,925
		2,842,472
France | 11.3%
Air Liquide SA	4,973	706,795
BNP Paribas SA	17,086	1,017,082
Engie SA	95,058	1,536,136
Safran SA	16,579	2,569,983
Sanofi	22,594	2,269,278

The accompanying notes are an integral part of these financial statements.

Annual Report  115

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

Vinci SA	8,616	$957,198
Vivendi SA	63,760	1,848,089
		10,904,561
Germany | 4.5%
Beiersdorf AG	9,610	1,149,916
Knorr-Bremse AG	986	100,362
SAP SE	22,948	3,092,697
		4,342,975

Hong Kong | 0.4%
ESR Cayman, Ltd. (*)	166,000	374,934

India | 1.3%
ICICI Bank, Ltd. Sponsored ADR	79,770	1,203,729

Indonesia | 1.3%
PT Bank Mandiri (Persero) Tbk	875,100	482,436
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	28,558	813,903
		1,296,339
Ireland | 1.2%
Ryanair Holdings PLC Sponsored ADR (*)	12,997	1,138,667

Japan | 12.7%
Daiwa House Industry Co., Ltd.	43,600	1,350,794
Hitachi, Ltd.	28,600	1,204,690
Kao Corp.	18,800	1,550,586
Komatsu, Ltd.	49,400	1,184,383
Makita Corp.	27,800	962,410
Nintendo Co., Ltd.	3,600	1,453,127
Ryohin Keikaku Co., Ltd.	46,600	1,086,908
Shin-Etsu Chemical Co., Ltd.	11,500	1,260,811
Sumitomo Mitsui Financial Group, Inc.	35,876	1,320,674
Suzuki Motor Corp.	19,100	800,035
		12,174,418
Mexico | 1.2%
Grupo Financiero Banorte SAB de CV, Class O	202,900	1,133,750

The accompanying notes are an integral part of these financial statements.

116  Annual Report

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (continued)

Netherlands | 5.3%
Koninklijke DSM NV	8,486	$1,107,732
Royal Dutch Shell PLC, A Shares	87,573	2,579,833
Wolters Kluwer NV	19,512	1,426,194
		5,113,759
Norway | 3.3%
Equinor ASA	48,836	976,646
Mowi ASA	36,714	954,883
Telenor ASA	66,693	1,196,174
		3,127,703
Singapore | 1.8%
DBS Group Holdings, Ltd.	88,400	1,703,933

South Africa | 1.2%
Mr Price Group, Ltd.	35,774	466,684
Sanlam, Ltd.	129,707	733,374
		1,200,058
South Korea | 2.3%
Samsung Electronics Co., Ltd.	45,153	2,175,667

Spain | 0.7%
Red Electrica Corporacion SA	33,293	669,696

Sweden | 1.5%
Assa Abloy AB, Class B	61,345	1,433,501

Switzerland | 6.2%
ABB, Ltd.	76,448	1,845,523
Alcon, Inc. (*)	5,995	339,615
Lonza Group AG	2,704	986,189
Novartis AG	29,798	2,823,133
		5,994,460
Taiwan | 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	138,141	1,529,839

The accompanying notes are an integral part of these financial statements.

Annual Report  117

Description	Shares	Fair Value

Lazard International Equity Select Portfolio (concluded)

Thailand | 0.5%
Kasikornbank Public Co. Ltd.(‡)	103,600	$520,148

United Kingdom | 8.0%
Compass Group PLC	37,556	940,810
Prudential PLC	114,956	2,211,918
RELX PLC	78,171	1,972,034
Tesco PLC	401,529	1,360,186
Unilever PLC	20,854	1,193,876
		7,678,824
United States | 7.9%
Accenture PLC, Class A	9,650	2,032,001
Aon PLC	8,955	1,865,237
Ferguson PLC	10,379	943,000
Medtronic PLC	24,625	2,793,706
		7,633,944
Total Common Stocks (Cost $81,282,888)		90,513,568

Preferred Stocks | 2.2%

Germany | 2.2%
Volkswagen AG (Cost $1,823,889)	10,526	2,080,799

Short-Term Investments | 1.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $1,346,372)	1,346,372	1,346,372

Total Investments | 97.8% (Cost $84,453,149)		$93,940,739

Cash and Other Assets in Excess of Liabilities | 2.2%		2,147,082

Net Assets | 100.0%		$96,087,821

The accompanying notes are an integral part of these financial statements.

118  Annual Report

Description	Shares	Fair Value

Lazard International Equity Value Portfolio

Common Stocks | 94.0%

Austria | 2.9%
BAWAG Group AG	8,298	$378,427

France | 16.9%
Air France-KLM (*)	27,836	309,886
Atos SE	4,458	372,741
Bollore SA	121,694	531,176
Cie de Saint-Gobain	10,127	416,115
Engie SA	37,993	613,967
		2,243,885
Ireland | 2.8%
Ryanair Holdings PLC Sponsored ADR (*)	4,294	376,197

Italy | 6.4%
Leonardo SpA	35,416	415,046
UniCredit SpA	29,458	430,684
		845,730
Japan | 17.8%
Hitachi, Ltd.	17,100	720,287
Nintendo Co., Ltd.	1,200	484,375
Sony Corp. Sponsored ADR	7,227	491,436
Suzuki Motor Corp.	6,831	286,128
Universal Entertainment Corp.	11,100	377,844
		2,360,070
Mexico | 3.3%
Arca Continental SAB de CV	83,596	442,043

Netherlands | 6.9%
Euronext NV	3,273	267,080
Intertrust NV	13,216	256,791
Koninklijke DSM NV	2,970	387,693
		911,564

The accompanying notes are an integral part of these financial statements.

Annual Report  119

Description	Shares	Fair Value

Lazard International Equity Value Portfolio (continued)

South Korea | 4.8%
Kangwon Land, Inc.	25,065	$640,601

Spain | 4.3%
Banco Santander SA	66,210	279,567
Indra Sistemas SA (*)	25,089	288,671
		568,238
Switzerland | 3.0%
Coca-Cola HBC AG	11,547	393,830

United Kingdom | 18.9%
BP PLC	90,056	565,313
Cineworld Group PLC	164,083	476,470
M&G PLC (*)	122,311	384,837
Prudential PLC	25,972	499,739
Vodafone Group PLC	299,626	581,685
		2,508,044
United States | 6.0%
International Game Technology PLC	29,048	434,848
Samsonite International SA	152,712	365,853
		800,701
Total Common Stocks (Cost $11,866,362)		12,469,330

Preferred Stocks | 4.1%

Germany | 4.1%
Volkswagen AG (Cost $462,892)	2,742	542,044

Short-Term Investments | 2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $271,480)	271,480	271,480

The accompanying notes are an integral part of these financial statements.

120  Annual Report

Description	Fair Value

Lazard International Equity Value Portfolio (concluded)

Total Investments | 100.1% (Cost $12,600,734)	$13,282,854

Liabilities in Excess of Cash and Other Assets | (0.1)%	(9,351)

Net Assets | 100.0%	$13,273,503

The accompanying notes are an integral part of these financial statements.

Annual Report  121

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio

Common Stocks | 97.2%

Canada | 13.1%
CAE, Inc.	3,572	$94,571
Canadian National Railway Co.	1,192	107,831
Dollarama, Inc.	3,522	121,048
National Bank of Canada	1,524	84,595
Toromont Industries, Ltd.	2,060	111,983
		520,028
China | 5.2%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	409	86,749
Tencent Holdings, Ltd.	2,500	120,596
		207,345
Denmark | 6.4%
Coloplast A/S, Class B	733	91,129
Demant AS (*)	2,406	75,818
Genmab A/S (*)	385	85,694
		252,641
France | 2.2%
Legrand SA	1,052	85,836

Germany | 7.4%
SAP SE	783	105,525
Scout24 AG	1,608	106,372
Symrise AG	789	83,006
		294,903

India | 3.9%
HDFC Bank, Ltd. ADR	2,460	155,890

Israel | 1.8%
Check Point Software Technologies, Ltd. (*)	638	70,793

Japan | 7.8%
Pigeon Corp.	1,600	58,995
Shimano, Inc.	300	48,708
SMS Co., Ltd.	4,200	116,182

The accompanying notes are an integral part of these financial statements.

122  Annual Report

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio (continued)

Toei Animation Co., Ltd.	1,700	$87,635
		311,520
Netherlands | 4.5%
ASML Holding NV	350	104,233
Wolters Kluwer NV	1,008	73,678
		177,911
Norway | 1.9%
Gjensidige Forsikring ASA	3,513	73,818

Philippines | 0.7%
Universal Robina Corp.	10,390	29,782

South Africa | 3.9%
Clicks Group, Ltd.	6,011	110,227
Sanlam, Ltd.	7,839	44,322
		154,549
Spain | 1.6%
Industria de Diseno Textil SA	1,848	65,462

Sweden | 6.1%
Assa Abloy AB, Class B	4,712	110,109
Avanza Bank Holding AB	5,580	58,311
Hexagon AB, B Shares	1,288	72,165
		240,585
Switzerland | 6.3%
Cie Financiere Richemont SA	537	42,153
Geberit AG	148	83,085
Partners Group Holding AG	134	122,807
		248,045
Taiwan | 3.3%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	2,269	131,829

United Kingdom | 16.2%
Bunzl PLC	2,394	65,501
Compass Group PLC	3,323	83,244

The accompanying notes are an integral part of these financial statements.

Annual Report  123

Description	Shares	Fair Value

Lazard International Quality Growth Portfolio (concluded)

Dechra Pharmaceuticals PLC	1,199	$46,135
Diageo PLC	2,824	119,002
Intertek Group PLC	1,084	84,132
London Stock Exchange Group PLC	1,057	109,180
Prudential PLC	2,126	40,907
RELX PLC	3,796	95,840
		643,941
United States | 4.9%
Aon PLC	639	133,097
QIAGEN NV (*)	1,746	59,688
		192,785
Total Common Stocks (Cost $2,973,821)		3,857,663

Short-Term Investments | 1.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $54,310)	54,310	54,310

Total Investments | 98.6% (Cost $3,028,131)		$3,911,973

Cash and Other Assets in Excess of Liabilities | 1.4%		55,734

Net Assets | 100.0%		$3,967,707

The accompanying notes are an integral part of these financial statements.

124  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 99.1%

Australia | 3.0%
Bravura Solutions, Ltd.	194,207	$709,332
carsales.com, Ltd.	46,520	544,032
Domino’s Pizza Enterprises, Ltd.	12,811	470,821
		1,724,185
Belgium | 5.1%
Barco NV	3,153	775,987
Fagron	29,013	630,138
Kinepolis Group NV	12,665	841,253
Shurgard Self Storage SA	17,250	658,274
		2,905,652
Canada | 4.9%
Altus Group, Ltd.	23,965	700,559
Stelco Holdings, Inc.	51,294	430,956
StorageVault Canada, Inc.	191,700	547,693
The Descartes Systems Group, Inc. (*)	13,118	560,663
TMX Group, Ltd.	6,400	554,218
		2,794,089
China | 1.2%
Consun Pharmaceutical Group, Ltd.	642,000	382,476
JNBY Design, Ltd.	211,000	283,533
		666,009
Denmark | 1.3%
Royal Unibrew A/S	8,216	753,198

Finland | 2.5%
Altia Oyj	74,376	683,022
Kojamo Oyj	42,287	771,331
		1,454,353
France | 2.0%
Chargeurs SA	27,930	542,540
Kaufman & Broad SA	14,370	596,471
		1,139,011

The accompanying notes are an integral part of these financial statements.

Annual Report  125

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Germany | 10.3%
Aroundtown SA	112,564	$1,008,032
CompuGroup Medical SE	7,820	559,424
Dermapharm Holding SE	18,694	833,410
Flatex AG (*)	26,032	718,337
JOST Werke AG	17,709	744,336
LEG Immobilien AG	5,269	624,048
Norma Group SE	10,322	439,936
PATRIZIA AG	23,901	532,540
Teamviewer AG (*)	12,820	458,806
		5,918,869
Greece | 0.8%
JUMBO SA	22,182	461,710

India | 0.5%
Jubilant Life Sciences, Ltd.	41,055	308,922

Ireland | 3.2%
Dalata Hotel Group PLC	109,498	634,039
Glenveagh Properties PLC (*)	510,327	505,443
Total Produce PLC	445,392	708,509
		1,847,991
Israel | 1.0%
Israel Discount Bank, Ltd., Class A	127,317	590,886

Italy | 3.7%
Banca Generali SpA	21,252	690,232
Carel Industries SpA	22,014	342,461
Cerved Group SpA	64,337	627,755
Italgas SpA	78,268	478,710
		2,139,158
Japan | 27.0%
Ariake Japan Co., Ltd.	6,700	498,962
ARTERIA Networks Corp.	59,100	956,465
Daiseki Co., Ltd.	20,700	594,666
Digital Garage, Inc.	25,000	1,050,657

The accompanying notes are an integral part of these financial statements.

126  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

en-japan, Inc.	16,900	$739,396
Financial Products Group Co., Ltd.	78,937	763,403
GMO internet, Inc.	41,500	792,531
Industrial & Infrastructure Fund Investment Corp. REIT	439	669,824
Jafco Co., Ltd.	18,700	732,592
Japan Lifeline Co., Ltd.	39,100	535,143
KOMEDA Holdings Co., Ltd.	43,100	840,148
Koshidaka Holdings Co., Ltd.	49,100	743,672
Nippon Shinyaku Co., Ltd.	8,500	739,169
Open House Co., Ltd.	30,300	867,201
Persol Holdings Co., Ltd.	28,200	530,052
Sanwa Holdings Corp.	57,500	644,180
TechnoPro Holdings, Inc.	13,045	915,636
Trusco Nakayama Corp.	22,100	565,525
Tsuruha Holdings, Inc.	5,900	756,955
USS Co., Ltd.	36,700	693,041
Zenkoku Hosho Co., Ltd.	21,042	899,156
		15,528,374
Jersey | 1.6%
JTC PLC	162,453	889,413

Luxembourg | 1.1%
Stabilus SA	8,893	604,962

Netherlands | 2.8%
Aalberts NV	14,132	635,769
ASM International NV 516529906	3,511	396,822
Van Lanschot Kempen NV	26,358	594,611
		1,627,202
New Zealand | 1.9%
Freightways, Ltd.	100,937	577,683
Mainfreight, Ltd.	17,145	490,708
		1,068,391
Norway | 0.8%
TGS NOPEC Geophysical Co. ASA	15,300	465,548

The accompanying notes are an integral part of these financial statements.

Annual Report  127

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Singapore | 1.0%
XP Power, Ltd.	14,668	$601,684

Spain | 1.1%
Merlin Properties Socimi SA REIT	44,558	640,341

Sweden | 7.2%
Dometic Group AB	68,618	691,963
Granges AB	52,207	552,151
Karnov Group AB (*)	186,001	1,050,077
Lifco AB, B Shares	10,063	615,192
Lindab International AB	47,282	603,999
Loomis AB, B Shares	14,487	600,138
		4,113,520
Switzerland | 1.0%
Kardex AG	3,462	583,727

United Kingdom | 14.1%
Ascential PLC	127,117	661,092
Auto Trader Group PLC	92,701	732,621
Clinigen Healthcare, Ltd. (*)	64,655	792,589
Electrocomponents PLC	68,819	618,577
Equiniti Group PLC	37,020	101,774
GB Group PLC	41,996	436,108
Hunting PLC	85,998	477,843
Huntsworth PLC	463,893	500,154
Pennon Group PLC	45,727	622,438
Polypipe Group PLC	124,169	888,746
Rentokil Initial PLC	106,205	639,353
Rightmove PLC	65,649	552,070
Smart Metering Systems PLC	75,256	562,465
Subsea 7 SA	43,046	516,103
		8,101,933
Total Common Stocks (Cost $49,736,165)		56,929,128

The accompanying notes are an integral part of these financial statements.

128  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $487,114)	487,114	$487,114

Total Investments | 99.9% (Cost $50,223,279)		$57,416,242

Cash and Other Assets in Excess of Liabilities | 0.1%		41,457

Net Assets | 100.0%		$57,457,699

The accompanying notes are an integral part of these financial statements.

Annual Report  129

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 95.3%

Canada | 8.6%
CAE, Inc.	7,422,291	$196,510,234
National Bank of Canada	2,335,601	129,644,696
Suncor Energy, Inc.	3,693,141	121,042,764
TMX Group, Ltd.	1,133,563	98,162,689
		545,360,383
China | 4.0%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	337,554	71,595,203
Ping An Bank Co., Ltd., Class A	22,975,347	54,282,235
Ping An Insurance (Group) Co. of China, Ltd., Class H	5,119,963	60,652,418
Tencent Holdings, Ltd.	1,356,440	65,432,691
		251,962,547
Denmark | 3.0%
Carlsberg A/S, Class B	660,843	98,581,811
Genmab A/S (*)	401,741	89,420,599
		188,002,410
Finland | 1.6%
Sampo Oyj, A Shares	2,388,027	104,191,034

France | 12.9%
Air France-KLM (*)	1,856,983	20,673,000
Airbus SE	647,392	94,983,864
Engie SA	9,042,750	146,130,753
Safran SA	1,043,300	161,726,478
Sanofi	2,134,646	214,397,825
Vivendi SA	6,034,426	174,908,356
		812,820,276
Germany | 5.1%
Beiersdorf AG	1,049,315	125,559,197
SAP SE	760,272	102,461,711
Vonovia SE	1,700,305	91,537,800
		319,558,708

The accompanying notes are an integral part of these financial statements.

130  Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Hong Kong | 2.6%
AIA Group, Ltd.	12,627,263	$132,859,708
ESR Cayman, Ltd. (*)	12,937,400	29,220,928
		162,080,636
India | 1.1%
Housing Development Finance Corp., Ltd.	1,984,916	67,217,493

Ireland | 2.0%
Ryanair Holdings PLC Sponsored ADR (*)	1,477,436	129,438,168

Israel | 1.6%
Bank Leumi Le-Israel BM	13,935,804	101,561,313

Italy | 1.0%
Enel SpA	7,634,886	60,738,607

Japan | 12.5%
AEON Financial Service Co., Ltd.	3,742,875	58,871,308
Daiwa House Industry Co., Ltd.	551,907	17,098,918
en-japan, Inc.	782,797	34,248,328
Kao Corp.	1,394,853	115,044,653
Komatsu, Ltd.	4,076,837	97,743,671
Makita Corp.	2,787,291	96,493,369
Nexon Co., Ltd. (*)	4,618,635	61,090,475
Nintendo Co., Ltd.	319,350	128,904,433
Pan Pacific International Holdings Corp.	2,845,072	47,222,260
Suzuki Motor Corp.	1,560,872	65,379,694
Yamaha Corp.	1,236,472	68,159,017
		790,256,126
Mexico | 0.8%
Arca Continental SAB de CV	9,317,500	49,269,531

Norway | 1.7%
Equinor ASA	5,445,232	108,896,473

The accompanying notes are an integral part of these financial statements.

Annual Report  131

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Philippines | 0.7%
GT Capital Holdings, Inc.	2,622,585	$43,899,515

Singapore | 2.0%
DBS Group Holdings, Ltd.	6,676,071	128,682,970

South Korea | 1.2%
SK Hynix, Inc. (*)	901,492	73,265,530

Spain | 0.5%
Siemens Gamesa Renewable Energy SA	1,943,591	34,153,487

Sweden | 1.2%
Assa Abloy AB, Class B	355,295	8,302,479
Hexagon AB, B Shares	1,185,280	66,409,541
		74,712,020
Switzerland | 9.2%
ABB, Ltd.	6,576,021	158,750,970
Alcon, Inc. (*)	1,032,530	58,492,527
Julius Baer Group, Ltd.	2,034,113	105,050,391
Novartis AG	1,630,288	154,457,343
Partners Group Holding AG	114,991	105,385,613
		582,136,844
United Kingdom | 13.7%
Coca-Cola European Partners PLC	2,200,744	110,467,862
Diageo PLC	3,547,215	149,478,455
Informa PLC	14,510,557	164,946,560
Lloyds Banking Group PLC	117,615,803	98,165,250
Prudential PLC	4,895,114	94,189,017
RELX PLC	4,978,406	125,591,115
Rio Tinto PLC	1,748,608	103,896,988
Tesco PLC	4,636,863	15,707,452
		862,442,699
United States | 8.3%
Accenture PLC, Class A	759,908	160,013,827
Aon PLC	886,540	184,657,417

The accompanying notes are an integral part of these financial statements.

132  Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

Medtronic PLC	1,558,023	$176,757,709
		521,428,953
Total Common Stocks (Cost $4,925,204,367)		6,012,075,723

Preferred Stocks | 3.1%

Germany | 3.1%
Volkswagen AG (Cost $182,419,119)	983,357	194,391,858

Short-Term Investments | 1.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $105,152,719)	105,152,719	105,152,719

Total Investments | 100.1% (Cost $5,212,776,205)		$6,311,620,300

Liabilities in Excess of Cash and Other Assets | (0.1)%		(4,196,708)

Net Assets | 100.0%		$6,307,423,592

The accompanying notes are an integral part of these financial statements.

Annual Report  133

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 99.1%

Australia | 5.0%
AGL Energy, Ltd.	19,934	$287,737
BHP Group, Ltd.	3,136	85,896
Cochlear, Ltd.	479	75,718
CSL, Ltd.	1,557	302,169
Evolution Mining, Ltd.	29,706	78,953
Fortescue Metals Group, Ltd.	13,651	102,889
JB Hi-Fi, Ltd.	5,407	143,209
Qantas Airways, Ltd.	40,617	202,927
Regis Resources, Ltd.	27,866	84,566
Sandfire Resources NL	20,298	85,460
Saracen Mineral Holdings, Ltd. (*)	35,760	83,026
Woolworths Group, Ltd.	7,451	189,588
		1,722,138
Belgium | 0.5%
Proximus SADP	5,512	157,846

Canada | 8.7%
Air Canada (*)	3,355	125,333
Alimentation Couche-Tard, Inc., Class B	7,180	227,860
ATCO, Ltd., Class I	4,157	159,327
Bank of Montreal	2,867	222,198
BRP, Inc.	1,971	89,796
Canadian Utilities, Ltd., Class A	6,640	200,292
Centerra Gold, Inc. (*)	8,915	70,919
CGI, Inc. (*)	2,034	170,216
Cogeco Communications, Inc.	1,836	160,052
Colliers International Group, Inc.	1,098	85,486
Constellation Software, Inc.	111	107,804
Fairfax Financial Holdings, Ltd.	226	106,119
Granite Real Estate Investment Trust	2,381	120,980
H&R Real Estate Investment Trust	8,681	141,056
Kirkland Lake Gold, Ltd.	2,391	105,395
Magna International, Inc.	1,552	85,097

The accompanying notes are an integral part of these financial statements.

134  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Northland Power, Inc.	12,643	$264,826
Teck Resources, Ltd., Class B	7,504	130,137
The Toronto-Dominion Bank	3,781	212,060
Tourmaline Oil Corp.	11,482	134,578
Whitecap Resources, Inc.	23,916	102,217
		3,021,748

Denmark | 0.7%
Coloplast A/S, Class B	1,409	175,171
SimCorp A/S	684	77,722
		252,893
France | 1.1%
Orange SA	7,583	111,427
Total SA	4,639	256,362
		367,789
Germany | 1.3%
Allianz SE	707	173,364
Muenchener Rueckversicherungs AG	977	288,229
		461,593
Hong Kong | 0.2%
Jardine Matheson Holdings, Ltd.	1,400	77,848

Israel | 0.9%
Bank Leumi Le-Israel BM	13,702	99,857
Israel Discount Bank, Ltd., Class A	46,234	214,575
		314,432
Italy | 1.3%
Enel SpA	35,888	285,504
Poste Italiane SpA	15,842	179,801
		465,305
Japan | 13.5%
Alfresa Holdings Corp.	3,600	73,500
ANA Holdings, Inc.	3,900	130,484
Azbil Corp.	2,800	78,817
Daito Trust Construction Co., Ltd.	2,400	297,242
Daiwa House Industry Co., Ltd.	6,700	207,576

The accompanying notes are an integral part of these financial statements.

Annual Report  135

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

East Japan Railway Co.	2,800	$252,739
Fuji Media Holdings, Inc.	4,700	66,709
FUJIFILM Holdings Corp.	1,800	85,828
Japan Airlines Co., Ltd.	4,300	134,183
Japan Logistics Fund, Inc. REIT	21	53,567
Japan Post Holdings Co., Ltd.	17,000	159,663
Japan Prime Realty Investment Corp. REIT	18	79,056
Japan Real Estate Investment Corp.	7	46,440
Kandenko Co., Ltd.	11,400	109,105
KDDI Corp.	2,800	83,299
Kewpie Corp.	3,600	81,065
LaSalle Logiport REIT	67	99,536
Lawson, Inc.	2,800	158,571
Marui Group Co., Ltd.	3,400	82,762
McDonald’s Holdings Co. Japan, Ltd.	4,600	221,680
MCUBS MidCity Investment Corp. REIT	58	62,990
Mitsubishi Heavy Industries, Ltd.	3,400	131,496
Nissan Chemical Corp.	2,400	100,333
NTT DOCOMO, Inc.	11,300	315,782
Seven & I Holdings Co., Ltd.	10,700	391,500
Shionogi & Co., Ltd.	2,000	123,566
Sumitomo Mitsui Trust Holdings, Inc.	2,300	90,763
The Chiba Bank, Ltd.	18,100	104,071
The Dai-ichi Life Insurance Co., Ltd.	9,000	148,221
The Gunma Bank, Ltd.	22,400	78,583
The Hachijuni Bank, Ltd.	20,000	87,093
The Shizuoka Bank, Ltd.	11,600	86,357
Tokio Marine Holdings, Inc.	1,500	83,754
United Arrows, Ltd.	2,700	76,466
West Japan Railway Co.	3,100	267,688
		4,650,485
Netherlands | 1.0%
Koninklijke Ahold Delhaize NV	6,551	164,180
NN Group NV	2,191	83,313
Royal Dutch Shell PLC, A Shares	3,315	98,537
		346,030

The accompanying notes are an integral part of these financial statements.

136  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Norway | 1.0%
Leroy Seafood Group ASA	14,977	$99,586
Orkla ASA	8,854	89,735
Salmar ASA	1,750	89,698
Telenor ASA	3,822	68,549
		347,568
Puerto Rico | 0.2%
EVERTEC, Inc.	2,482	84,487

Singapore | 0.3%
Jardine Cycle & Carriage, Ltd.	4,400	98,475

Spain | 1.3%
Corporacion Financiera Alba SA	552	30,051
Iberdrola SA	41,922	431,756
		461,807
Sweden | 0.7%
Axfood AB	3,196	71,119
Evolution Gaming Group AB	3,046	91,663
Swedish Match AB	1,752	90,322
		253,104
Switzerland | 4.7%
Helvetia Holding AG	627	88,594
Novartis AG	4,638	439,415
Roche Holding AG	1,992	645,922
SIG Combibloc Group AG	5,671	90,552
Swisscom AG	144	76,260
The Swatch Group AG	1,434	75,718
Zurich Insurance Group AG	476	195,227
		1,611,688
United Kingdom | 3.7%
Admiral Group PLC	2,444	74,846
Anglo American PLC	4,146	119,661
Auto Trader Group PLC	9,320	73,657
Compass Group PLC	8,049	201,634
Dunelm Group PLC	5,903	90,564

The accompanying notes are an integral part of these financial statements.

Annual Report  137

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

International Consolidated Airlines Group SA	6,485	$53,853
RELX PLC	5,461	137,766
Rio Tinto PLC	1,934	114,912
Rio Tinto, Ltd.	2,501	176,876
SSP Group PLC	8,186	70,548
Unilever NV	2,655	152,758
		1,267,075
United States | 53.0%
3M Co.	924	163,012
AbbVie, Inc.	1,536	135,997
ACI Worldwide, Inc. (*)	2,399	90,886
Aflac, Inc.	5,644	298,568
Akamai Technologies, Inc. (*)	1,211	104,606
American States Water Co.	1,467	127,101
American Tower Corp. REIT	758	174,204
AmerisourceBergen Corp.	933	79,324
Amgen, Inc.	699	168,508
Aon PLC	2,007	418,038
AutoZone, Inc. (*)	79	94,113
Avangrid, Inc.	1,684	86,153
AXA Equitable Holdings, Inc.	4,973	123,231
Best Buy Co., Inc.	1,485	130,383
Blackline, Inc. (*)	1,597	82,341
Booz Allen Hamilton Holding Corp.	1,129	80,306
BorgWarner, Inc.	1,906	82,682
Bristol-Myers Squibb Co.	4,370	280,510
Burlington Stores, Inc. (*)	635	144,799
Cable One, Inc.	76	113,124
Cadence Design Systems, Inc. (*)	1,941	134,628
Cboe Global Markets, Inc.	1,152	138,240
CDW Corp.	972	138,840
Church & Dwight Co., Inc.	979	68,863
Cigna Corp. (*)	838	171,363
Colgate-Palmolive Co.	1,004	69,115
Comcast Corp., Class A	2,076	93,358
Comerica, Inc.	1,435	102,961

The accompanying notes are an integral part of these financial statements.

138  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Copart, Inc. (*)	979	$89,030
Crown Castle International Corp. REIT	709	100,784
Darden Restaurants, Inc.	2,735	298,142
Dillard’s, Inc. Class A	1,176	86,412
Edison International	3,005	226,607
Eli Lilly & Co.	1,155	151,802
Encompass Health Corp.	2,871	198,874
F5 Networks, Inc. (*)	1,546	215,899
Hanesbrands, Inc.	11,101	164,850
HCA Healthcare, Inc.	1,176	173,825
HEICO Corp., Class A	1,852	165,810
Intel Corp.	3,627	217,076
Intercontinental Exchange, Inc.	2,574	238,224
Intuit, Inc.	683	178,898
Johnson & Johnson	3,789	552,701
KAR Auction Services, Inc.	12,840	279,784
Kimberly-Clark Corp.	1,297	178,402
Life Storage, Inc. REIT	1,240	134,267
Lockheed Martin Corp.	1,021	397,557
Lululemon Athletica, Inc. (*)	498	115,372
MasTec, Inc. (*)	1,393	89,375
McGrath RentCorp	1,314	100,574
Mellanox Technologies, Ltd. (*)	840	98,431
Merck & Co., Inc.	4,831	439,379
Morgan Stanley	3,298	168,594
Morningstar, Inc.	538	81,405
Nasdaq, Inc.	1,040	111,384
National Fuel Gas Co.	4,554	211,943
National Retail Properties, Inc. REIT	6,009	322,203
NIKE, Inc., Class B	4,393	445,055
Nordstrom, Inc.	2,338	95,694
Northrop Grumman Corp.	805	276,896
O-I Glass, Inc.	8,689	103,660
PennyMac Financial Services, Inc.	2,201	74,922
PepsiCo, Inc.	3,835	524,129
Pfizer, Inc.	3,205	125,572

The accompanying notes are an integral part of these financial statements.

Annual Report  139

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Premier, Inc., Class A (*)	8,090	$306,449
Public Service Enterprise Group, Inc.	5,254	310,249
PulteGroup, Inc.	2,145	83,226
QUALCOMM, Inc.	1,104	97,406
Rambus, Inc. (*)	5,955	82,030
Raytheon Co.	353	77,568
Realty Income Corp. REIT	1,069	78,710
Regions Financial Corp.	5,127	87,979
Republic Services, Inc.	4,901	439,277
Ross Stores, Inc.	1,587	184,759
Simon Property Group, Inc. REIT	3,162	471,012
Synchrony Financial	1,829	65,862
T-Mobile US, Inc. (*)	854	66,971
Take-Two Interactive Software, Inc. (*)	646	79,090
Target Corp.	1,683	215,777
TD Ameritrade Holding Corp.	1,951	96,965
TE Connectivity, Ltd.	752	72,072
The Coca-Cola Co.	2,517	139,316
The Estee Lauder Cos., Inc., Class A	1,245	257,142
The Hershey Co.	3,605	529,863
The Procter & Gamble Co.	4,584	572,542
The TJX Cos., Inc.	8,885	542,518
UnitedHealth Group, Inc.	833	244,885
Urban Outfitters, Inc. (*)	3,190	88,586
Verizon Communications, Inc.	8,532	523,865
Vulcan Materials Co.	593	85,386
Walmart, Inc.	1,384	164,475
Warrior Met Coal, Inc.	4,438	93,775
Waste Management, Inc.	4,379	499,031
Williams-Sonoma, Inc.	1,149	84,383
WW Grainger, Inc.	447	151,318
Zoetis, Inc.	1,506	199,319
		18,320,592
Total Common Stocks (Cost $31,626,706)		34,282,903

The accompanying notes are an integral part of these financial statements.

140  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Short-Term Investments | 0.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $296,401)	296,401	$296,401

Total Investments | 100.0% (Cost $31,923,107)		$34,579,304

Cash and Other Assets in Excess of Liabilities | 0.0%		6,604

Net Assets | 100.0%		$34,585,908

The accompanying notes are an integral part of these financial statements.

Annual Report  141

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 96.1%

Auto Components | 2.1%
Aptiv PLC	292,544	$27,782,904

Beverages | 6.1%
The Coca-Cola Co.	1,445,556	80,011,525

Building Products | 4.8%
Armstrong World Industries, Inc.	682,658	64,149,372

Capital Markets | 9.4%
Intercontinental Exchange, Inc.	654,301	60,555,557
S&P Global, Inc.	233,976	63,887,147
		124,442,704
Communications Equipment | 8.8%
Cisco Systems, Inc.	1,454,231	69,744,919
Motorola Solutions, Inc.	290,051	46,738,818
		116,483,737
Construction Materials | 5.0%
Vulcan Materials Co.	454,739	65,477,869

Entertainment | 2.8%
Electronic Arts, Inc. (*)	347,379	37,346,716

Health Care Equipment & Supplies | 20.0%
Baxter International, Inc.	1,165,762	97,481,018
Medtronic PLC	1,471,319	166,921,141
		264,402,159
Hotels, Restaurants & Leisure | 4.1%
McDonald’s Corp.	271,445	53,640,246

Interactive Media & Services | 7.2%
Alphabet, Inc., Class A (*)	70,861	94,910,515

The accompanying notes are an integral part of these financial statements.

142  Annual Report

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio (concluded)

IT Services | 5.1%
Fiserv, Inc. (*)	384,357	$44,443,200
Sabre Corp.	1,008,800	22,637,472
		67,080,672
Leisure Products | 1.8%
Brunswick Corp.	390,200	23,404,196

Pharmaceuticals | 3.3%
Elanco Animal Health, Inc. (*)	1,463,953	43,113,416

Semiconductors & Semiconductor Equipment | 11.7%
Analog Devices, Inc.	545,663	64,846,591
Skyworks Solutions, Inc.	742,849	89,795,587
		154,642,178
Specialty Retail | 3.9%
Lowe’s Cos., Inc.	433,954	51,970,331

Total Common Stocks (Cost $977,915,943)		1,268,858,540

Short-Term Investments | 4.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $58,612,549)	58,612,549	58,612,549

Total Investments | 100.5% (Cost $1,036,528,492)		$1,327,471,089

Liabilities in Excess of Cash and Other Assets | (0.5)%		(7,031,126)

Net Assets | 100.0%		$1,320,439,963

The accompanying notes are an integral part of these financial statements.

Annual Report  143

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio

Common Stocks | 95.7%

Aerospace & Defense | 2.3%
The Boeing Co.	3,110	$1,013,114

Auto Components | 1.2%
Aptiv PLC	5,674	538,860

Banks | 7.5%
Bank of America Corp.	32,536	1,145,918
Commerce Bancshares, Inc.	15,340	1,042,200
The PNC Financial Services Group, Inc.	7,075	1,129,382
		3,317,500
Beverages | 4.9%
The Coca-Cola Co.	39,340	2,177,469

Capital Markets | 4.5%
Intercontinental Exchange, Inc.	21,515	1,991,213

Communications Equipment | 2.8%
Cisco Systems, Inc.	26,080	1,250,797

Entertainment | 1.7%
Electronic Arts, Inc. (*)	6,957	747,947

Health Care Equipment & Supplies | 10.5%
Danaher Corp.	11,632	1,785,279
Medtronic PLC	25,335	2,874,256
		4,659,535
Hotels, Restaurants & Leisure | 4.4%
McDonald’s Corp.	9,981	1,972,345

Household Products | 3.9%
The Procter & Gamble Co.	13,895	1,735,486

The accompanying notes are an integral part of these financial statements.

144  Annual Report

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio (continued)

Industrial Conglomerates | 4.1%
Honeywell International, Inc.	10,413	$1,843,101

Insurance | 3.1%
Aon PLC	6,655	1,386,170

Interactive Media & Services | 5.9%
Alphabet, Inc., Class A (*)	1,947	2,607,792

IT Services | 3.9%
Visa, Inc., Class A	9,315	1,750,289

Machinery | 1.2%
Caterpillar, Inc.	3,510	518,357

Oil, Gas & Consumable Fuels | 2.3%
ConocoPhillips	15,605	1,014,793

Pharmaceuticals | 7.7%
Elanco Animal Health, Inc. (*)	22,405	659,827
Johnson & Johnson	18,875	2,753,296
		3,413,123
Road & Rail | 3.2%
Norfolk Southern Corp.	7,219	1,401,424

Semiconductors & Semiconductor Equipment | 3.8%
Analog Devices, Inc.	14,278	1,696,798

Software | 4.9%
Microsoft Corp.	13,820	2,179,414

Specialty Retail | 6.5%
Lowe’s Cos., Inc.	13,785	1,650,891
Ross Stores, Inc.	10,509	1,223,458
		2,874,349

The accompanying notes are an integral part of these financial statements.

Annual Report  145

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio (concluded)

Technology Hardware, Storage & Peripherals | 5.4%
Apple, Inc.	8,111	$2,381,795

Total Common Stocks (Cost $30,391,241)		42,471,671

Short-Term Investments | 4.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $1,920,052)	1,920,052	1,920,052

Total Investments | 100.0% (Cost $32,311,293)		$44,391,723

Liabilities in Excess of Cash and Other Assets | 0.0%		(5,030)

Net Assets | 100.0%		$44,386,693

The accompanying notes are an integral part of these financial statements.

146  Annual Report

Description	Shares	Fair Value

Lazard US Realty Equity Portfolio

Common Stocks | 2.4%

Hotels, Restaurants & Leisure | 2.4%
Hilton Worldwide Holdings, Inc. (Cost $649,417)	9,547	$1,058,858

Real Estate Investment Trusts | 96.0%
Alexandria Real Estate Equities, Inc.	13,947	2,253,556
American Homes 4 Rent, Class A	63,722	1,670,154
American Tower Corp.	5,602	1,287,452
Americold Realty Trust	23,610	827,766
Apartment Investment & Management Co., Class A	19,021	982,435
AvalonBay Communities, Inc.	7,695	1,613,641
Boston Properties, Inc.	11,029	1,520,458
Brixmor Property Group, Inc.	36,969	798,900
Crown Castle International Corp.	3,371	479,188
Equinix, Inc.	5,586	3,260,548
Equity LifeStyle Properties, Inc.	26,813	1,887,367
Essential Properties Realty Trust, Inc.	37,877	939,728
Essex Property Trust, Inc.	7,406	2,228,169
Extra Space Storage, Inc.	11,584	1,223,502
Federal Realty Investment Trust	7,375	949,384
Healthpeak Properties, Inc.	63,209	2,178,814
Hudson Pacific Properties, Inc.	13,875	522,394
Invitation Homes, Inc.	27,044	810,509
iStar, Inc.	65,288	947,329
Park Hotels & Resorts, Inc.	42,808	1,107,443
Pebblebrook Hotel Trust	22,163	594,190
Physicians Realty Trust	39,516	748,433
Prologis, Inc.	44,781	3,991,778
Public Storage	7,544	1,606,570
Simon Property Group, Inc.	16,747	2,494,633
Sun Communities, Inc.	5,638	846,264
Taubman Centers, Inc.	13,442	417,912
Ventas, Inc.	13,543	781,973
VICI Properties, Inc.	42,120	1,076,166

The accompanying notes are an integral part of these financial statements.

Annual Report  147

Description	Shares	Fair Value

Lazard US Realty Equity Portfolio (concluded)

Vornado Realty Trust	15,467	$1,028,555
Weyerhaeuser Co.	42,594	1,286,339

Total Real Estate Investment Trusts (Cost $35,475,205)		42,361,550

Short-Term Investments | 1.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $600,821)	600,821	600,821

Total Investments | 99.8% (Cost $36,725,443)		$44,021,229

Cash and Other Assets in Excess of Liabilities | 0.2%		98,582

Net Assets | 100.0%		$44,119,811

The accompanying notes are an integral part of these financial statements.

148  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 98.3%

Aerospace & Defense | 1.3%
Curtiss-Wright Corp.	11,280	$1,589,239

Air Freight & Logistics | 1.1%
Echo Global Logistics, Inc. (*)	62,588	1,295,572

Airlines | 1.4%
Alaska Air Group, Inc.	25,640	1,737,110

Auto Components | 0.7%
Modine Manufacturing Co. (*)	112,970	869,869

Banks | 8.0%
Comerica, Inc.	22,500	1,614,375
Commerce Bancshares, Inc.	20,246	1,375,513
Home BancShares, Inc.	78,095	1,535,348
PacWest Bancorp	47,411	1,814,419
TCF Financial Corp.	34,300	1,605,240
Wintrust Financial Corp.	26,715	1,894,093
		9,838,988
Biotechnology | 2.5%
Emergent Biosolutions, Inc. (*)	33,280	1,795,456
Exelixis, Inc. (*)	72,150	1,271,283
		3,066,739
Building Products | 2.3%
Armstrong World Industries, Inc.	16,780	1,576,817
PGT Innovations, Inc. (*)	84,520	1,260,193
		2,837,010
Capital Markets | 3.3%
E*TRADE Financial Corp.	43,445	1,971,100
Morningstar, Inc.	14,055	2,126,662
		4,097,762

The accompanying notes are an integral part of these financial statements.

Annual Report  149

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Chemicals | 2.5%
Ingevity Corp. (*)	18,390	$1,606,918
Innospec, Inc.	14,630	1,513,327
		3,120,245
Commercial Services & Supplies | 1.0%
The Brink’s Co.	13,830	1,254,104

Communications Equipment | 3.1%
Ciena Corp. (*)	45,005	1,921,263
F5 Networks, Inc. (*)	13,680	1,910,412
		3,831,675
Construction & Engineering | 2.7%
Comfort Systems USA, Inc.	29,335	1,462,350
Valmont Industries, Inc.	12,240	1,833,307
		3,295,657
Construction Materials | 1.2%
Eagle Materials, Inc.	16,805	1,523,541

Containers & Packaging | 1.5%
Graphic Packaging Holding Co.	111,230	1,851,980

Electric Utilities | 2.9%
OGE Energy Corp.	36,465	1,621,599
PNM Resources, Inc.	38,430	1,948,785
		3,570,384
Electrical Equipment | 2.6%
Atkore International Group, Inc. (*)	41,210	1,667,356
EnerSys	20,855	1,560,580
		3,227,936

Electronic Equipment, Instruments & Components | 1.1%
FLIR Systems, Inc.	26,485	1,379,074

Energy Equipment & Services | 1.1%
Cactus, Inc., Class A	38,540	1,322,693

The accompanying notes are an integral part of these financial statements.

150  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Entertainment | 2.1%
Take-Two Interactive Software, Inc. (*)	9,255	$1,133,089
The Marcus Corp.	46,675	1,482,865
		2,615,954
Equity Real Estate Investment Trusts (REITs) | 11.6%
Alexandria Real Estate Equities, Inc.	13,225	2,136,895
Brixmor Property Group, Inc.	80,680	1,743,495
Camden Property Trust	22,830	2,422,263
Healthcare Realty Trust, Inc.	41,240	1,376,179
Hudson Pacific Properties, Inc.	49,455	1,861,981
Kilroy Realty Corp.	24,330	2,041,287
PS Business Parks, Inc.	16,360	2,697,273
		14,279,373
Food Products | 1.4%
The Simply Good Foods Co. (*)	60,025	1,713,114

Health Care Equipment & Supplies | 3.2%
Envista Holdings Corp.(*)	67,860	2,011,371
STERIS PLC	12,565	1,915,157
		3,926,528
Health Care Providers & Services | 2.9%
Henry Schein, Inc. (*)	24,075	1,606,284
Laboratory Corp. of America Holdings (*)	11,545	1,953,068
		3,559,352
Hotels, Restaurants & Leisure | 2.4%
Penn National Gaming, Inc. (*)	67,035	1,713,414
The Cheesecake Factory, Inc.	32,645	1,268,585
		2,981,999
Household Durables | 0.9%
Leggett & Platt, Inc.	22,140	1,125,376

Insurance | 5.0%
Arch Capital Group, Ltd. (*)	46,160	1,979,802
Brown & Brown, Inc.	46,945	1,853,389
Reinsurance Group of America, Inc.	14,020	2,286,101
		6,119,292

The accompanying notes are an integral part of these financial statements.

Annual Report  151

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (continued)

Interactive Media & Services | 0.7%
Cars.com, Inc. (*)	69,500	$849,290

IT Services | 3.1%
Leidos Holdings, Inc.	24,355	2,384,111
Sabre Corp.	61,555	1,381,294
		3,765,405
Leisure Products | 1.5%
Brunswick Corp.	30,045	1,802,099

Life Sciences Tools & Services | 1.7%
Adaptive Biotechnologies Corp. (*)	20,350	608,872
Charles River Laboratories International, Inc. (*)	9,355	1,429,070
		2,037,942
Machinery | 2.4%
Gardner Denver Holdings, Inc. (*)	39,590	1,452,161
TriMas Corp. (*)	46,925	1,473,914
		2,926,075
Oil, Gas & Consumable Fuels | 1.8%
Parsley Energy, Inc., Class A	113,700	2,150,067

Pharmaceuticals | 1.4%
Catalent, Inc. (*)	29,505	1,661,132

Professional Services | 1.1%
FTI Consulting, Inc. (*)	12,360	1,367,758

Semiconductors & Semiconductor Equipment | 3.5%
Cabot Microelectronics Corp.	7,750	1,118,480
Maxim Integrated Products, Inc.	32,010	1,968,935
MKS Instruments, Inc.	11,465	1,261,265
		4,348,680
Software | 4.9%
j2 Global, Inc.	18,245	1,709,739
PTC, Inc. (*)	14,160	1,060,442
RealPage, Inc. (*)	31,045	1,668,669

The accompanying notes are an integral part of these financial statements.

152  Annual Report

Description	Shares	Fair Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

SolarWinds Corp. (*)	81,660	$1,514,793
		5,953,643
Specialty Retail | 2.5%
Floor & Decor Holdings, Inc., Class A (*)	33,790	1,716,870
The Children’s Place, Inc.	21,000	1,312,920
		3,029,790
Textiles, Apparel & Luxury Goods | 2.4%
Carter’s, Inc.	12,330	1,348,162
Tapestry, Inc.	60,170	1,622,785
		2,970,947
Trading Companies & Distributors | 1.5%
Air Lease Corp.	38,595	1,834,034

Total Common Stocks (Cost $105,472,903)		120,727,428

Total Investments | 98.3% (Cost $105,472,903)		$120,727,428

Cash and Other Assets in Excess of Liabilities | 1.7%		2,026,884

Net Assets | 100.0%		$122,754,312

The accompanying notes are an integral part of these financial statements.

Annual Report  153

The Lazard Funds, Inc. Notes to Portfolios of Investments

December 31, 2019

(*)	Non-income producing security.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy—see Note 9 in the Notes to Financial Statements.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2019, these securities amounted to 0.8% of net assets of Emerging Markets Equity Advantage Portfolio.

(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non- Voting Depository Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

AUD	—	Australian Dollar	GBP	—	British Pound Sterling
CAD	—	Canadian Dollar	HKD	—	Hong Kong Dollar
EUR	—	Euro	USD	—	United States Dollar

Counterparty Abbreviations:

BNP	—	BNP Paribas SA	MEL	—	The Bank of New York Mellon Corp.
CAN	—	Canadian Imperial	RBC	—	Royal Bank of Canada
		Bank of Commerce	SCB	—	Standard Chartered Bank
CIT	—	Citibank NA	SSB	—	State Street Bank and Trust Co.
HSB	—	HSBC Bank USA NA

The accompanying notes are an integral part of these financial statements.

154  Annual Report

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Annual Report  155

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	—%	0.2%	—%
Air Freight & Logistics	1.1	—	—	1.3
Airlines	—	1.1	0.6	—
Auto Components	—	0.6	0.3	1.0
Automobiles	—	1.0	1.0	0.8
Banks	24.4	19.7	16.5	24.7
Beverages	1.2	1.9	0.2	1.4
Biotechnology	—	—	0.1	—
Building Products	—	—	0.5	—
Capital Markets	—	1.3	—	—
Chemicals	0.7	3.4	0.9	0.5
Commercial Services & Suppliers	0.8	—	0.2	0.8
Communications Equipment	—	—	0.3	—
Construction & Engineering	1.1	—	0.4	1.1
Construction Materials	0.8	1.7	2.2	1.5
Consumer Finance	1.2	—	0.2	0.4
Containers & Packaging	—	—	—	0.1
Distributors	—	—	—	—
Diversified Consumer Services	2.0	1.8	1.1	0.2
Diversified Financial Services	—	—	2.0	—
Diversified Telecommunication Services	—	1.9	3.1	0.8
Electric Utilities	—	—	0.8	—
Electrical Equipment	1.5	—	—	0.3
Electronic Equipment, Instruments & Components	1.6	1.2	1.4	3.3
Energy Equipment & Services	—	0.4	—	—
Entertainment	4.0	3.1	1.4	4.3
Equity Real Estate Investment Trusts (REITs)	—	—	—	—
Food & Staples Retailing	—	—	1.9	0.4
Food Products	—	0.7	1.7	0.7
Gas Utilities	0.9	0.9	1.4	0.2
Health Care Equipment & Supplies	—	—	0.2	0.5
Health Care Providers & Services	1.4	0.5	0.2	0.1
Health Care Technology	—	—	—	—
Hotels, Restaurants & Leisure	0.7	—	0.4	0.5
Household Durables	—	1.3	0.7	0.2
Household Products	—	—	0.2	0.5
Independent Power & Renewable Electricity Producers	—	—	—	—

The accompanying notes are an integral part of these financial statements.

156  Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio

—%	—%	1.1%	—%	6.9%
—	—	—	—	1.0
—	—	—	—	1.5
1.4	—	—	—	—
3.0	—	—	—	0.8
25.3	—	5.2	—	6.2
0.6	6.0	7.5	—	3.9
—	—	—	—	1.4
—	—	0.8	—	—
—	—	4.9	—	8.4
0.8	—	2.1	—	1.5
—	7.0	—	—	—
—	3.1	2.9	—	—
—	—	—	9.7	—
2.5	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	6.0	—	—	—
—	—	—	—	—
2.1	—	—	—	—
—	1.6	—	10.4	—
—	—	3.1	—	0.8
2.5	4.6	1.1	—	0.5
—	—	—	—	—
1.6	—	1.1	—	6.3
—	—	—	—	—
1.6	—	—	—	1.1
—	—	—	—	—
0.7	—	—	7.4	—
—	1.1	3.1	—	6.1
1.0	21.5	—	—	—
—	—	—	—	—
—	7.2	2.9	—	—
1.1	—	—	—	—
0.7	—	2.9	—	—
—	—	—	—	—

Annual Report  157

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio

Industrial Conglomerates	—%	0.9%	1.5%	1.1%
Insurance	1.7	5.7	3.9	2.4
Interactive Media & Services	10.9	6.8	5.5	5.0
Internet & Direct Marketing Retail	6.0	7.6	6.8	3.1
IT Services	2.1	1.1	2.7	3.4
Leisure Products	—	—	—	0.2
Life Sciences Tools & Services	0.9	0.5	—	—
Machinery	4.0	1.2	1.2	2.0
Marine	—	—	0.2	0.3
Media	—	—	0.2	0.7
Metals & Mining	3.4	2.9	3.7	1.7
Multiline Retail	—	—	0.2	—
Multi-Utilities	—	—	—	—
Oil, Gas & Consumable Fuels	7.6	6.5	7.7	5.5
Paper & Forest Products	1.0	1.3	—	—
Personal Products	—	1.5	0.5	0.7
Pharmaceuticals	—	—	1.8	0.7
Professional Services	—	—	—	0.2
Real Estate Management & Development	—	1.9	3.2	0.2
Road & Rail	2.2	1.3	—	0.4
Semiconductors & Semiconductor Equipment	6.7	7.4	7.8	7.4
Software	—	—	0.2	—
Specialty Retail	1.4	1.0	1.8	0.9
Technology Hardware, Storage & Peripherals	5.9	5.6	6.7	5.1
Textiles, Apparel & Luxury Goods	—	1.8	1.1	1.0
Thrifts & Mortgage Finance	—	—	—	—
Tobacco	—	—	1.2	0.5
Trading Companies & Distributors	—	0.4	—	—
Transportation Infrastructure	0.3	1.6	1.3	1.7
Water Utilities	0.8	—	—	1.1
Wireless Telecommunication Services	—	0.8	1.9	3.3
Subtotal	98.3	100.3	101.2	94.2
Short-Term Investments	1.8	0.8	0.4	5.8
Total Investments	100.1%	101.1%	101.6%	100.0%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

158  Annual Report

Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio

2.0%	—%	1.9%	—%	—%
3.4	—	6.3	—	6.2
1.0	1.0	4.7	—	7.0
—	—	0.9	—	1.9
4.6	4.8	4.3	—	6.9
—	—	1.3	—	0.9
—	—	5.5	—	2.7
2.2	—	1.9	—	—
—	—	—	—	—
—	7.1	—	5.5	1.4
3.1	—	—	—	0.9
—	—	2.3	—	1.5
—	1.0	—	12.9	1.5
9.4	—	—	—	1.3
0.9	—	—	—	—
2.2	—	3.7	—	1.2
—	—	6.4	—	3.4
—	7.2	5.8	—	3.0
—	—	0.1	—	—
—	3.0	1.6	20.1	0.9
7.4	—	3.9	—	2.8
—	3.9	6.2	—	8.1
—	1.0	1.0	—	—
5.6	—	—	—	—
—	4.6	—	—	—
—	—	—	—	—
1.1	—	—	—	—
—	—	0.6	—	1.4
1.8	4.0	—	14.2	—
—	3.4	—	12.9	—
7.3	—	—	—	—
96.9	99.1	97.1	93.1	99.4
3.4	0.8	2.8	7.0	1.0
100.3%	99.9%	99.9%	100.1%	100.4%

Annual Report  159

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Common & Preferred Stocks
Aerospace & Defense	1.7%	4.8%	2.4%	2.7%
Air Freight & Logistics	—	—	—	—
Airlines	2.2	2.5	1.4	1.2
Auto Components	1.1	—	—	—
Automobiles	2.2	4.3	3.4	3.0
Banks	7.6	4.9	9.3	9.9
Beverages	0.4	5.0	2.9	1.2
Biotechnology	1.0	—	—	0.7
Building Products	0.3	—	2.2	1.5
Capital Markets	1.8	—	1.1	—
Chemicals	2.5	—	4.7	3.2
Commercial Services & Suppliers	0.1	—	—	—
Communications Equipment	—	—	—	—
Construction & Engineering	0.2	—	1.1	1.0
Construction Materials	—	—	—	—
Consumer Finance	—	—	—	—
Containers & Packaging	—	—	—	—
Distributors	0.1	—	—	—
Diversified Consumer Services	0.2	—	—	—
Diversified Financial Services	1.9	—	—	—
Diversified Telecommunication Services	0.6	—	2.0	2.1
Electric Utilities	4.5	—	0.8	0.7
Electrical Equipment	2.2	3.9	2.1	2.6
Electronic Equipment, Instruments & Components	1.0	5.3	2.1	1.3
Energy Equipment & Services	0.1	—	—	—
Entertainment	0.6	—	5.2	3.4
Equity Real Estate Investment Trusts (REITs)	0.3	—	—	—
Food & Staples Retailing	1.9	—	1.7	1.4
Food Products	4.3	3.3	1.2	1.0
Gas Utilities	—	—	—	1.2
Health Care Equipment & Supplies	1.7	3.6	3.0	3.3
Health Care Providers & Services	—	2.5	1.4	—
Health Care Technology	—	—	—	—
Hotels, Restaurants & Leisure	2.7	—	0.9	1.0
Household Durables	—	—	—	—
Household Products	—	—	—	—
Independent Power & Renewable Electricity Producers	—	—	—	—

The accompanying notes are an integral part of these financial statements.

160  Annual Report

Lazard International Equity Value Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

3.1%	2.4%	—%	7.2%	2.7%
4.0	—	1.9	—	—
5.2	—	—	2.4	1.9
—	—	1.2	—	0.5
6.2	—	—	4.1	—
8.2	6.1	2.1	8.1	4.0
6.3	3.0	2.5	6.5	1.9
—	2.2	—	1.4	1.8
3.1	4.9	3.7	0.1	—
2.0	7.3	4.7	4.9	2.4
2.9	2.1	—	—	0.3
—	—	3.2	—	4.1
—	—	—	—	0.6
—	—	—	—	0.6
—	—	—	—	0.2
—	—	—	0.9	0.2
—	—	—	—	0.6
—	—	—	—	0.3
—	—	—	—	—
2.9	—	4.0	—	0.4
—	—	1.7	—	2.7
—	—	—	1.0	3.0
—	2.2	1.0	3.1	—
5.4	1.8	4.0	1.1	0.8
—	—	2.5	—	—
7.2	2.2	1.5	5.8	0.2
—	—	2.3	—	5.4
—	2.8	2.5	0.3	4.0
—	0.7	0.9	—	2.6
—	—	0.8	—	0.6
—	4.2	—	3.7	0.7
—	—	2.0	—	3.6
—	—	1.0	—	—
8.1	2.1	4.7	—	2.6
3.7	—	1.9	—	0.2
—	1.5	—	—	2.6
—	—	—	—	0.8

Annual Report  161

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Industrial Conglomerates	1.0%	—%	—%	—%
Insurance	6.0	13.3	7.7	11.0
Interactive Media & Services	0.6	3.3	—	3.3
Internet & Direct Marketing Retail	0.1	—	—	—
IT Services	0.9	2.1	0.5	2.1
Leisure Products	0.3	—	1.0	—
Life Sciences Tools & Services	—	—	—	1.0
Machinery	3.5	3.4	3.3	2.3
Marine	—	—	—	—
Media	—	—	1.4	—
Metals & Mining	4.0	1.2	2.0	1.2
Multiline Retail	—	—	0.9	1.1
Multi-Utilities	—	3.5	2.1	1.6
Oil, Gas & Consumable Fuels	4.7	6.3	6.1	5.6
Paper & Forest Products	—	—	—	—
Personal Products	3.9	2.9	2.6	4.0
Pharmaceuticals	9.8	4.5	5.9	5.3
Professional Services	1.6	—	3.7	3.5
Real Estate Management & Development	3.1	5.4	2.8	1.8
Road & Rail	1.7	—	1.1	0.9
Semiconductors & Semiconductor Equipment	2.4	—	—	1.6
Software	2.0	4.9	3.2	3.2
Specialty Retail	1.2	—	—	0.5
Technology Hardware, Storage & Peripherals	0.6	4.9	2.6	2.3
Textiles, Apparel & Luxury Goods	2.8	—	—	—
Thrifts & Mortgage Finance	—	—	—	—
Tobacco	1.5	—	—	—
Trading Companies & Distributors	0.8	—	1.8	1.0
Transportation Infrastructure	—	—	—	—
Water Utilities	—	—	—	0.7
Wireless Telecommunication Services	3.3	—	—	—
Subtotal	99.0	95.8	97.6	96.4
Short-Term Investments	1.6	4.0	2.5	1.4
Total Investments	100.6%	99.8%	100.1%	97.8%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

162  Annual Report

Lazard International Equity Value Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

—%	—%	1.1%	0.7%	0.7%
3.8	7.4	—	9.1	6.6
—	5.7	5.0	1.0	0.2
—	2.2	—	1.1	—
5.0	—	3.4	2.5	1.3
2.9	1.2	—	1.1	0.3
—	1.5	1.4	—	—
—	—	5.2	3.1	0.4
—	—	—	—	—
—	—	2.0	2.6	1.2
—	—	1.7	1.6	3.8
—	3.0	—	0.8	1.4
4.6	—	—	2.3	2.8
4.3	—	—	3.6	1.7
—	—	—	—	—
—	—	—	3.8	1.2
—	1.2	3.9	5.9	8.6
1.9	9.3	5.4	2.5	0.4
—	—	9.9	2.2	1.7
—	2.7	—	—	1.5
—	5.9	0.7	1.2	1.4
—	4.4	3.8	1.6	1.9
—	1.6	2.0	—	4.6
—	—	—	—	0.2
2.8	1.1	1.4	—	2.3
—	—	—	1.1	0.2
—	—	—	—	0.3
—	4.5	1.0	—	0.4
—	—	—	—	—
—	—	1.1	—	0.4
4.4	—	—	—	1.3
98.0	97.2	99.1	98.4	99.1
2.1	1.4	0.8	1.7	0.9
100.1%	98.6%	99.9%	100.1%	100.0%

Annual Report  163

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry†	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Realty Equity Portfolio	Lazard US Small- Mid Cap Equity Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	2.3%	—%	1.3%
Air Freight & Logistics	—	—	—	1.1
Airlines	—	—	—	1.4
Auto Components	2.1	1.2	—	0.7
Automobiles	—	—	—	—
Banks	—	7.5	—	8.0
Beverages	6.1	4.9	—	—
Biotechnology	—	—	—	2.5
Building Products	4.8	—	—	2.3
Capital Markets	9.4	4.5	—	3.3
Chemicals	—	—	—	2.5
Commercial Services & Suppliers	—	—	—	1.0
Communications Equipment	8.8	2.8	—	3.1
Construction & Engineering	—	—	—	2.7
Construction Materials	5.0	—	—	1.2
Consumer Finance	—	—	—	—
Containers & Packaging	—	—	—	1.5
Distributors	—	—	—	—
Diversified Consumer Services	—	—	—	—
Diversified Financial Services	—	—	—	—
Diversified Telecommunication Services	—	—	—	—
Electric Utilities	—	—	—	2.9
Electrical Equipment	—	—	—	2.6
Electronic Equipment, Instruments & Components	—	—	—	1.1
Energy Equipment & Services	—	—	—	1.1
Entertainment	2.8	1.7	—	2.1
Equity Real Estate Investment Trusts (REITs)	—	—	96.0	11.6
Food & Staples Retailing	—	—	—	—
Food Products	—	—	—	1.4
Gas Utilities	—	—	—	—
Health Care Equipment & Supplies	20.0	10.5	—	3.2
Health Care Providers & Services	—	—	—	2.9
Health Care Technology	—	—	—	—
Hotels, Restaurants & Leisure	4.1	4.4	2.4	2.4
Household Durables	—	—	—	0.9
Household Products	—	3.9	—	—
Independent Power & Renewable Electricity Producers	—	—	—	—

The accompanying notes are an integral part of these financial statements.

164  Annual Report

Industry†	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Realty Equity Portfolio	Lazard US Small- Mid Cap Equity Portfolio

Industrial Conglomerates	—%	4.1%	—%	—%
Insurance	—	3.1	—	5.0
Interactive Media & Services	7.2	5.9	—	0.7
Internet & Direct Marketing Retail	—	—	—	—
IT Services	5.1	3.9	—	3.1
Leisure Products	1.8	—	—	1.5
Life Sciences Tools & Services	—	—	—	1.7
Machinery	—	1.2	—	2.4
Marine	—	—	—	—
Media	—	—	—	—
Metals & Mining	—	—	—	—
Multiline Retail	—	—	—	—
Multi-Utilities	—	—	—	—
Oil, Gas & Consumable Fuels	—	2.3	—	1.8
Paper & Forest Products	—	—	—	—
Personal Products	—	—	—	—
Pharmaceuticals	3.3	7.7	—	1.4
Professional Services	—	—	—	1.1
Real Estate Management & Development	—	—	—	—
Road & Rail	—	3.2	—	—
Semiconductors & Semiconductor Equipment	11.7	3.8	—	3.5
Software	—	4.9	—	4.9
Specialty Retail	3.9	6.5	—	2.5
Technology Hardware, Storage & Peripherals	—	5.4	—	—
Textiles, Apparel & Luxury Goods	—	—	—	2.4
Thrifts & Mortgage Finance	—	—	—	—
Tobacco	—	—	—	—
Trading Companies & Distributors	—	—	—	1.5
Transportation Infrastructure	—	—	—	—
Water Utilities	—	—	—	—
Wireless Telecommunication Services	—	—	—	—
Subtotal	96.1	95.7	98.4	98.3
Short-Term Investments	4.4	4.3	1.4	—
Total Investments	100.5%	100.0%	99.8%	98.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  165

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2019	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio
ASSETS
Investments in securities, at fair value	$235,756,956	$202,498,651
Foreign currency, at fair value	6,371	57,919
Receivables for:
Dividends	297,299	346,856
Capital stock sold	124,033	281,673
Investments sold	81	1,340,104
Amount due from Investment Manager (Note 3)	—	—
Prepaid expenses	—	1,127
Total assets	236,184,740	204,526,330
LIABILITIES
Due to custodian	—	50,067
Payables for:
Foreign capital gains taxes	79,376	136,881
Management fees	187,027	155,077
Accrued custodian fees	28,051	35,512
Accrued shareholders’ reports	11,782	6,245
Accrued distribution fees	1,925	486
Accrued professional services	34,874	30,846
Accrued registration fees	3,555	4,424
Capital stock redeemed	236,825	3,864,530
Investments purchased	183,424	263
Other accrued expenses and payables	10,384	7,325
Total liabilities	777,223	4,291,656
Net assets	$235,407,517	$200,234,674
NET ASSETS
Paid in capital	$311,091,580	$178,545,398
Distributable earnings (Accumulated loss)	(75,684,063)	21,689,276
Net assets	$235,407,517	$200,234,674
Institutional Shares
Net assets	$226,066,920	$197,212,812
Shares of capital stock outstanding*	15,534,848	16,728,969
Net asset value, offering and redemption price per share	$14.55	$11.79
Open Shares
Net assets	$9,340,597	$2,425,122
Shares of capital stock outstanding*	643,853	206,183
Net asset value, offering and redemption price per share	$14.51	$11.76
R6 Shares
Net assets	—	$596,740
Shares of capital stock outstanding*	—	50,582
Net asset value, offering and redemption price per share	—	$11.80
Cost of investments in securities	$194,988,295	$168,976,656
Cost of foreign currency	$44,398	$57,591

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

166  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio

$10,521,363	$102,375,172	$7,825,151,127	$40,139,194	$82,880,180
600	7,054	720,125	18	2,546

18,937	179,952	7,378,215	91,074	74,195
56,366	90,882	4,821,954	—	92,665
26,415	37,552	235,354	—	12,573
32,931	—	—	—	7,481
487	—	—	166	—
10,657,099	102,690,612	7,838,306,775	40,230,452	83,069,640

—	—	—	—	—

—	70,765	11,059,616	—	—
—	68,530	6,479,664	4,542	—
18,605	33,554	1,017,099	9,958	13,049
—	27,582	259,712	1,482	533
225	1,275	205,512	62	195
41,228	39,518	131,957	22,242	26,198
633	5,268	87,656	1,133	22,429
240,874	49,561	18,248,849	—	15,134
167	9,315	1,379,309	—	88
3,352	9,106	325,283	1,755	2,571
305,084	314,474	39,194,657	41,174	80,197
$10,352,015	$102,376,138	$7,799,112,118	$40,189,278	$82,989,443

$9,215,391	$147,002,831	$7,616,187,994	$39,618,017	$66,436,721
1,136,624	(44,626,693)	182,924,124	571,261	16,552,722
$10,352,015	$102,376,138	$7,799,112,118	$40,189,278	$82,989,443

$9,189,958	$96,399,246	$6,645,428,555	$39,877,733	$82,056,637
775,852	7,913,478	359,649,575	3,919,193	5,634,353

$11.84	$12.18	$18.48	$10.17	$14.56

$1,162,057	$5,976,892	$969,346,931	$311,545	$932,806
98,083	488,799	50,941,578	30,624	64,021

$11.85	$12.23	$19.03	$10.17	$14.57

—	—	$184,336,632	—	—
—	—	9,977,898	—	—

—	—	$18.47	—	—
$9,169,674	$93,757,968	$6,616,260,077	$39,040,913	$64,789,485
$593	$7,030	$715,919	$18	$2,531

Annual Report  167

December 31, 2019	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio
ASSETS
Investments in securities, at fair value	$7,737,031,977	$3,341,480
Foreign currency, at fair value	505,250	265
Receivables for:
Dividends	27,409,086	4,967
Capital stock sold	31,194,689	—
Investments sold	—	—
Amount due from Investment Manager (Note 3)	—	20,696
Gross unrealized appreciation on forward currency contracts	419,674	—
Prepaid expenses	—	562
Total assets	7,796,560,676	3,367,970
LIABILITIES
Payables for:
Management fees	5,772,223	—
Accrued custodian fees	280,349	10,056
Accrued shareholders’ reports	49,278	1,257
Accrued distribution fees	95,402	30
Accrued professional services	29,953	25,612
Accrued registration fees	—	583
Capital stock redeemed	4,664,318	—
Investments purchased	209	—
Gross unrealized depreciation on forward currency contracts	59,666,469	—
Other accrued expenses and payables	104,017	1,974
Total liabilities	70,662,218	39,512
Net assets	$7,725,898,458	$3,328,458
NET ASSETS
Paid in capital	$7,071,207,243	$2,635,743
Distributable earnings (Accumulated loss)	654,691,215	692,715
Net assets	$7,725,898,458	$3,328,458
Institutional Shares
Net assets	$7,277,511,822	$3,184,624
Shares of capital stock outstanding*	461,276,357	1,545,113
Net asset value, offering and redemption price per share	$15.78	$2.06
Open Shares
Net assets	$448,386,636	$143,834
Shares of capital stock outstanding*	28,396,647	70,230
Net asset value, offering and redemption price per share	$15.79	$2.05
R6 Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$7,050,119,485	$2,635,411
Cost of foreign currency	$502,372	$264

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

168  Annual Report

Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio

$2,536,066	$98,033,360	$2,862,900,773	$93,940,739	$13,282,854
946	1	5,093,034	485,015	4,535

6,254	89,742	5,257,060	140,009	31,268
—	206,791	5,393,370	2,197,915	—
—	—	385,705	168	—
26,649	—	—	—	4,270

—	—	—	—	—
571	—	—	—	466
2,570,486	98,329,894	2,879,029,942	96,763,846	13,323,393

—	34,968	1,790,659	21,784	—
10,844	12,636	132,592	18,156	19,155
1,991	2,193	83,486	2,408	1,766
23	91	53,628	512	25
34,019	27,813	43,192	36,187	23,878
632	3,125	5,202	1,573	1,620
—	—	1,047,240	46,385	—
—	—	15,844,020	545,317	—

—	—	—	—	—
1,770	3,189	126,682	3,703	3,446
49,279	84,015	19,126,701	676,025	49,890
$2,521,207	$98,245,879	$2,859,903,241	$96,087,821	$13,273,503

$2,466,022	$91,263,005	$2,501,249,304	$88,695,280	$13,635,670
55,185	6,982,874	358,653,937	7,392,541	(362,167)
$2,521,207	$98,245,879	$2,859,903,241	$96,087,821	$13,273,503

$2,408,151	$97,815,488	$2,495,020,716	$93,586,166	$13,132,349
241,125	9,493,019	134,082,503	8,707,246	1,319,964

$9.99	$10.30	$18.61	$10.75	$9.95

$113,056	$430,391	$257,308,243	$2,501,655	$141,154
11,318	41,695	13,658,790	231,629	14,189

$9.99	$10.32	$18.84	$10.80	$9.95

—	—	$107,574,282	—	—
—	—	5,788,801	—	—

—	—	$18.58	—	—
$2,330,539	$88,780,449	$2,468,242,465	$84,453,149	$12,600,734
$934	$1	$5,077,671	$482,507	$4,483

Annual Report  169

December 31, 2019	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio
ASSETS
Investments in securities, at fair value	$3,911,973	$57,416,242
Foreign currency, at fair value	257	9
Receivables for:
Dividends	4,695	105,635
Capital stock sold	—	31,029
Investments sold	—	6,413
Amount due from Investment Manager (Note 3)	87,119	—
Prepaid expenses	4,510	3
Total assets	4,008,554	57,559,331
LIABILITIES
Due to custodian	—	—
Payables for:
Foreign capital gains taxes	—	—
Management fees	—	24,842
Accrued custodian fees	15,875	20,660
Accrued shareholders’ reports	—	5,511
Accrued distribution fees	—	4,201
Accrued professional services	22,734	36,987
Accrued registration fees	1,486	1,392
Capital stock redeemed	—	4,464
Investments purchased	2	53
Other accrued expenses and payables	750	3,522
Total liabilities	40,847	101,632
Net assets	$3,967,707	$57,457,699
NET ASSETS
Paid in capital	$3,155,945	$51,500,675
Distributable earnings (Accumulated loss)	811,762	5,957,024
Net assets	$3,967,707	$57,457,699
Institutional Shares
Net assets	$3,957,956	$37,677,252
Shares of capital stock outstanding*	311,939	3,090,617
Net asset value, offering and redemption price per share	$12.69	$12.19
Open Shares
Net assets	$9,751	$19,780,447
Shares of capital stock outstanding*	771	1,622,591
Net asset value, offering and redemption price per share	$12.65	$12.19
R6 Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—
Cost of investments in securities	$3,028,131	$50,223,279
Cost of foreign currency	$256	$9

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

170  Annual Report

Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Realty Equity Portfolio

$6,311,620,300	$34,579,304	$1,327,471,089	$44,391,723	$44,021,229
578,210	2,911	—	—	—

9,194,871	43,307	1,304,713	17,330	179,861
11,708,750	—	1,511,860	—	308
5,240,795	—	—	—	—
—	10,569	—	22,794	44,115
—	232	—	—	133
6,338,342,926	34,636,323	1,330,287,662	44,431,847	44,245,646

63	—	—	—	—

1,314,644	—	—	—	—
3,968,262	—	772,781	—	—
286,296	16,206	42,177	12,326	8,595
143,306	1,606	26,722	4,153	6,170
144,214	52	10,245	233	7,382
—	29,774	—	22,527	43,889
15,833	633	5,273	2,675	—
6,217,498	—	8,910,251	1	55,539
18,539,683	—	—	—	—
289,535	2,144	80,250	3,239	4,260
30,919,334	50,415	9,847,699	45,154	125,835
$6,307,423,592	$34,585,908	$1,320,439,963	$44,386,693	$44,119,811

$5,265,830,188	$31,601,199	$1,032,819,695	$31,768,900	$35,308,559
1,041,593,404	2,984,709	287,620,268	12,617,793	8,811,252
$6,307,423,592	$34,585,908	$1,320,439,963	$44,386,693	$44,119,811

$5,505,270,588	$34,354,427	$1,271,508,979	$32,660,568	$11,255,455
357,911,733	2,714,105	75,485,283	2,714,562	593,203

$15.38	$12.66	$16.84	$12.03	$18.97

$682,035,428	$231,481	$46,839,640	$1,117,045	$32,864,356
43,939,513	18,298	2,759,073	92,372	1,722,372

$15.52	$12.65	$16.98	$12.09	$19.08

$120,117,576	—	$2,091,344	$10,609,080	—
7,802,421	—	123,837	881,361	—

$15.39	—	$16.89	$12.04	—
$5,212,776,205	$31,923,107	$1,036,528,492	$32,311,293	$36,725,443
$575,221	$2,895	$—	$—	$—

Annual Report  171

December 31, 2019	Lazard US Small-Mid Cap Equity Portfolio
ASSETS
Investments in securities, at fair value	$120,727,428
Cash	1,805,698
Receivables for:
Dividends	91,248
Capital stock sold	110,591
Investments sold	740,325
Total assets	123,475,290
LIABILITIES
Payables for:
Management fees	77,204
Accrued custodian fees	16,830
Accrued shareholders’ reports	4,795
Accrued distribution fees	3,166
Accrued professional services	23,152
Accrued registration fees	294
Capital stock redeemed	224,913
Investments purchased	365,427
Other accrued expenses and payables	5,197
Total liabilities	720,978
Net assets	$122,754,312
NET ASSETS
Paid in capital	$107,378,796
Distributable earnings (Accumulated loss)	15,375,516
Net assets	$122,754,312
Institutional Shares
Net assets	$108,111,531
Shares of capital stock outstanding*	7,925,745
Net asset value, offering and redemption price per share	$13.64
Open Shares
Net assets	$14,642,781
Shares of capital stock outstanding*	1,164,098
Net asset value, offering and redemption price per share	$12.58
R6 Shares
Net assets	—
Shares of capital stock outstanding*	—
Net asset value, offering and redemption price per share	—
Cost of investments in securities	$105,472,903
Cost of foreign currency	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

172  Annual Report

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Annual Report  173

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2019	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio
Investment Income (Loss)
Income
Dividends
Unaffiliated issuers	$4,254,383	$6,582,439
Non-controlled affiliated issuers (a)	—	—
Total investment income*	4,254,383	6,582,439
Expenses
Management fees (Note 3)	2,377,675	2,189,410
Custodian fees	147,092	154,520
Distribution fees (Open Shares)	21,608	5,252
Administration fees	44,569	45,216
Shareholders’ reports	30,023	20,506
Professional services	61,399	59,209
Directors’ fees and expenses	16,288	15,545
Shareholders’ services	32,194	32,846
Registration fees	43,171	57,897
Amortization of offering costs (Note 2(f))	—	1,602
Other^	15,094	18,281
Total gross expenses	2,789,113	2,600,284
Management fees waived and expenses reimbursed	(7,647)	(18,268)
Total net expenses	2,781,466	2,582,016
Net investment income (loss)	1,472,917	4,000,423
Net Realized and Unrealized Gain (Loss) on Investments, Non-Controlled Affiliated Issuers and Foreign Currency Transactions
Net realized gain (loss) on:
Investments**, #	10,882,564	(7,631,576)
Non-controlled affiliated issuers (a)	—	—
Foreign currency transactions	(182,663)	(42,376)
Total net realized gain (loss) on investments, non-controlled affiliated issuers and foreign currency transactions	10,699,901	(7,673,952)
Net change in unrealized appreciation (depreciation) on:
Investments†,	46,754,106	42,879,047
Non-controlled affiliated issuers (a)	—	—
Foreign currency translations	(26,114)	184
Total net change in unrealized appreciation (depreciation) on investments, non-controlled affiliated issuers and foreign currency translations	46,727,992	42,879,231
Net realized and unrealized gain (loss) on investments, non-controlled affiliated issuers and foreign currency transactions	57,427,893	35,205,279
Net increase (decrease) in net assets resulting from operations	$58,900,810	$39,205,702
* Net of foreign withholding taxes of	$404,503	$709,913
** Net of foreign capital gains taxes of	$(4,350)	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$(79,376)	$(136,881)
^ Includes interest on line of credit of	$2,283	$6,604
(a)	See Note 5 for information on affiliated issuers.
#	On April 24, 2019, the Global Equity Select Portfolio had redemptions-in-kind with total proceeds in the amount of $7,186,378. The net realized gain on associated investments of $1,760,136 will not be realized for tax purposes.

The accompanying notes are an integral part of these financial statements.

174  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio

$291,346	$4,699,931	$291,879,812	$825,665	$1,377,070
—	—	5,771,167	—	—
291,346	4,699,931	297,650,979	825,665	1,377,070

76,139	1,928,710	85,027,550	227,964	561,854
82,698	184,644	3,843,717	41,309	56,956
2,508	15,653	2,527,575	574	2,302
15,968	38,957	783,069	18,410	24,106
3,906	116,545	741,136	3,687	6,039
48,181	70,230	543,270	39,234	44,986
5,309	17,834	428,033	5,728	8,148
21,194	27,295	420,889	19,891	21,803
36,294	43,865	163,873	34,667	78,280
—	—	—	—	—
5,083	25,139	282,753	5,281	6,682
297,280	2,468,872	94,761,865	396,745	811,156
(195,859)	(18,483)	—	(124,924)	(59,963)
101,421	2,450,389	94,761,865	271,821	751,193
189,925	2,249,542	202,889,114	553,844	625,877

(134,880)	4,092,871	(248,405,875)	1,131,428	586,137
—	—	2,404,757	—	—
(1,949)	(180,266)	(3,751,670)	(1,791)	(3,517)

(136,829)	3,912,605	(249,752,788)	1,129,637	582,620
1,227,437	35,773,938	1,349,437,006	2,183,408	15,259,480
—	—	91,460,408	—	—
(52)	(644)	73,700	793	599

1,227,385	35,773,294	1,440,971,114	2,184,201	15,260,079

1,090,556	39,685,899	1,191,218,326	3,313,838	15,842,699

$1,280,481	$41,935,441	$1,394,107,440	$3,867,682	$16,468,576
$35,840	$553,524	$38,181,339	$29,776	$93,262
$—	$592,781	$13,107,394	$—	$—

$—	$316,445	$26,558,751	$—	$—
$8	$11,103	$—	$41	$—

Annual Report  175

For the Year Ended December 31, 2019	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio
Investment Income (Loss)
Income
Dividends*	$238,598,322	$60,724
Expenses
Management fees (Note 3)	59,986,280	22,651
Custodian fees	1,060,681	42,022
Distribution fees (Open Shares)	1,180,577	347
Administration fees	633,060	15,226
Shareholders’ reports	426,017	4,433
Professional services	379,815	40,737
Directors’ fees and expenses	—	5,130
Shareholders’ services	292,629	20,168
Registration fees	147,336	41,473
Amortization of offering costs (Note 2(f))	255,283	—
Other^	157,964	1,180
Total gross expenses	64,519,642	193,367
Management fees waived and expenses reimbursed	—	(162,756)
Shareholders’ services fees waived	—	—
Total net expenses	64,519,642	30,611
Net investment income (loss)	174,078,680	30,113
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments#	3,151,379	71,004
Foreign currency transactions	(1,806,823)	(312)
Forward currency contracts	165,043,810	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	166,388,366	70,692
Net change in unrealized appreciation (depreciation) on:
Investments	1,005,754,802	666,116
Foreign currency translations	543,063	72
Forward currency contracts	(60,182,524)	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	946,115,341	666,188
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	1,112,503,707	736,880
Net increase (decrease) in net assets resulting from operations	$1,286,582,387	$766,993
* Net of foreign withholding taxes of	$16,494,458	$3,168
^ Includes interest on line of credit of	$—	$—
#	On April 24, 2019, the Global Listed Infrastructure Portfolio had redemptions-in-kind with total proceeds in the amount of $7,089,596. The net realized gain on associated investments of $315,565 will not be realized for tax purposes.

The accompanying notes are an integral part of these financial statements.

176  Annual Report

Lazard International Equity Advantage Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Value Portfolio

$75,288	$2,382,604	$80,640,721	$2,895,605	$825,597

15,297	644,991	20,516,587	643,439	172,799
62,710	55,481	539,213	76,917	51,721
264	1,053	612,635	5,083	211
15,142	24,926	316,403	25,969	17,548
3,824	6,243	279,042	13,805	4,015
44,813	48,219	220,194	53,140	40,890
5,105	8,136	127,258	8,600	6,061
20,087	21,705	146,158	24,275	23,150
39,074	40,660	91,776	41,063	33,217
—	—	—	—	91,804
1,164	6,631	92,115	6,917	5,450
207,480	858,045	22,941,381	899,208	446,866
(185,988)	(90,543)	(23,045)	(30,204)	(229,143)
—	—	—	—	(12,199)
21,492	767,502	22,918,336	869,004	205,524
53,796	1,615,102	57,722,385	2,026,601	620,073

(114,418)	422,412	10,963,481	(1,231,583)	(319,476)
174	(13,048)	101,542	(17,457)	(13,462)
—	—	—	—	—

(114,244)	409,364	11,065,023	(1,249,040)	(332,938)

433,488	14,998,686	444,134,196	15,190,500	2,144,848
105	(1,421)	(56,237)	1,886	178
—	—	—	—	—

433,593	14,997,265	444,077,959	15,192,386	2,145,026

319,349	15,406,629	455,142,982	13,943,346	1,812,088

$373,145	$17,021,731	$512,865,367	$15,969,947	$2,432,161
$9,336	$221,980	$9,483,457	$304,214	$57,621
$—	$32	$—	$—	$—

Annual Report  177

For the Year Ended December 31, 2019	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio
Investment Income (Loss)
Income
Dividends*	$52,012	$1,299,648
Expenses
Management fees (Note 3)	26,029	429,653
Custodian fees	44,976	67,928
Distribution fees (Open Shares)	18	49,661
Administration fees	15,282	22,009
Shareholders’ reports	21,179	11,019
Professional services	55,194	56,468
Directors’ fees and expenses	5,114	7,746
Shareholders’ services	18,918	26,147
Registration fees	31,780	36,876
Amortization of offering costs (Note 2(f))	73,616	—
Other^	598	6,948
Total gross expenses	292,704	714,455
Management fees waived	(250,978)	(12,067)
Shareholders’ services fees waived	(12,195)	—
Total net expenses	29,531	702,388
Net investment income (loss)	22,481	597,260
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments**,#	3,174	(1,219,612)
Foreign currency transactions	(2,266)	(14,211)
Total net realized gain (loss) on investments and foreign currency transactions	908	(1,233,823)
Net change in unrealized appreciation (depreciation) on:
Investments†	884,137	13,644,628
Foreign currency translations	76	350
Total net change in unrealized appreciation (depreciation) on investments and foreign currency translations	884,213	13,644,978
Net realized and unrealized gain (loss) on investments and foreign currency transactions	885,121	12,411,155
Net increase (decrease) in net assets resulting from operations	$907,602	$13,008,415
* Net of foreign withholding taxes of	$7,367	$127,121
** Net of foreign capital gains taxes of	$—	$3,938
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$—
^ Includes interest on line of credit of	$—	$341
#	On April 24, 2019, the International Strategic Equity and US Equity Concentrated Portfolios had redemptions-in-kind with total proceeds in the amount of $5,840,598 and $14,745,759, respectively. The net realized gain on associated investments of $878,071 and $2,551,597 will not be realized for tax purposes.

The accompanying notes are an integral part of these financial statements.

178  Annual Report

Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Realty Equity Portfolio

$152,975,130	$639,972	$20,585,910	$1,317,550	$1,539,427

46,352,331	155,606	8,944,805	463,104	464,725
1,186,851	72,741	172,201	48,548	32,594
2,091,928	529	117,525	2,535	109,746
597,273	18,090	170,631	26,895	22,594
410,651	3,991	80,893	9,875	13,769
398,900	43,750	100,052	52,262	96,781
267,193	6,011	60,250	8,289	7,819
256,538	19,584	77,922	31,946	27,781
101,895	36,413	83,281	39,381	35,609
—	—	—	—	—
175,437	5,448	41,565	7,638	8,560
51,838,997	362,163	9,849,125	690,473	819,978
(10,414)	(166,950)	(9,633)	(148,105)	(82,582)
—	—	—	—	—
51,828,583	195,213	9,839,492	542,368	737,396
101,146,547	444,759	10,746,418	775,182	802,031

(30,800,495)	722,133	16,675,749	9,274,046	7,866,962
(595,102)	(5,785)	—	—	—

(31,395,597)	716,348	16,675,749	9,274,046	7,866,962

1,109,489,524	3,731,955	316,438,020	8,829,523	7,944,841
62,038	350	—	—	—

1,109,551,562	3,732,305	316,438,020	8,829,523	7,944,841

1,078,155,965	4,448,653	333,113,769	18,103,569	15,811,803

$1,179,302,512	$4,893,412	$343,860,187	$18,878,751	$16,613,834
$14,762,472	$38,527	$—	$—	$—
$92,355	$—	$—	$—	$—

$(1,272,796)	$—	$—	$—	$—
$1,781	$—	$—	$26	$1,779

Annual Report  179

For the Year Ended December 31, 2019	Lazard US Small-Mid Cap Equity Portfolio
Investment Income (Loss)
Income
Dividends	$1,735,067
Expenses
Management fees (Note 3)	941,152
Custodian fees	51,929
Distribution fees (Open Shares)	36,252
Administration fees	30,534
Shareholders’ reports	16,120
Professional services	44,832
Directors’ fees and expenses	11,486
Shareholders’ services	26,170
Registration fees	38,851
Other	8,850
Total net expenses	1,206,176
Net investment income (loss)	528,891
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on Investments	9,996,563
Net change in unrealized appreciation (depreciation) on Investments	24,785,901
Net realized and unrealized gain (loss) on investments	34,782,464
Net increase (decrease) in net assets resulting from operations	$35,311,355

The accompanying notes are an integral part of these financial statements.

180  Annual Report

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Annual Report  181

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Developing Markets Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,472,917	$2,230,118
Net realized gain (loss) on investments and foreign currency transactions	10,699,901	11,062,804
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	46,727,992	(76,316,938)
Net increase (decrease) in net assets resulting from operations	58,900,810	(63,024,016)

Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(1,268,157)	(1,769,297)
Open Shares	(3,920)	(72,262)
R6 Shares	—	—
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(1,272,077)	(1,841,559)

Capital stock transactions
Net proceeds from sales
Institutional Shares	60,661,677	109,622,584
Open Shares	4,243,002	4,292,325
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	871,419	1,162,422
Open Shares	3,642	69,269
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(106,223,710)	(102,082,155)
Open Shares	(4,159,882)	(7,115,548)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(44,603,852)	5,948,897
Total increase (decrease) in net assets	13,024,881	(58,916,678)
Net assets at beginning of period	222,382,636	281,299,314
Net assets at end of period	$235,407,517	$222,382,636

The accompanying notes are an integral part of these financial statements.

182  Annual Report

Lazard Emerging Markets Core Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$4,000,423	$3,782,203	$189,925	$67,358
(7,673,952)	8,124,073	(136,829)	168,585
42,879,231	(67,542,603)	1,227,385	(998,827)

39,205,702	(55,636,327)	1,280,481	(762,884)

(3,951,746)	(3,760,098)	(180,292)	(69,604)
(38,801)	(23,933)	(18,695)	(9,266)
(11,560)	(6,411)	—	—

—	—	—	(4,975)
—	—	—	(662)

(4,002,107)	(3,790,442)	(198,987)	(84,507)

52,118,039	139,344,970	5,720,662	682,689
1,564,146	1,474,772	702,687	410,412
29,966	620,586	—	—

3,771,010	3,136,183	180,292	74,579
37,924	23,781	18,695	9,928
11,560	6,411	—	—

(101,386,896)	(105,969,725)	(784,072)	(1,100,816)
(1,384,619)	(1,017,541)	(149,975)	(194,160)
(32,195)	(60,674)	—	—

(45,271,065)	37,558,763	5,688,289	(117,368)
(10,067,470)	(21,868,006)	6,769,783	(964,759)
210,302,144	232,170,150	3,582,232	4,546,991
$200,234,674	$210,302,144	$10,352,015	$3,582,232

Annual Report  183

	Lazard Developing Markets Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	18,836,550	18,562,591
Shares sold	4,748,515	8,208,714
Shares issued to shareholders from reinvestment of distributions	65,429	92,256
Shares redeemed	(8,115,646)	(8,027,011)
Net increase (decrease)	(3,301,702)	273,959
Shares outstanding at end of period	15,534,848	18,836,550

Open Shares
Shares outstanding at beginning of period	639,563	869,884
Shares sold	327,824	308,910
Shares issued to shareholders from reinvestment of distributions	293	5,519
Shares redeemed	(323,827)	(544,750)
Net increase (decrease)	4,290	(230,321)
Shares outstanding at end of period	643,853	639,563

R6 Shares†
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

†	The inception date for the Emerging Markets Core Equity Portfolio R6 Shares was April 6, 2018.

The accompanying notes are an integral part of these financial statements.

184  Annual Report

Lazard Emerging Markets Core Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

21,031,193	18,723,561	309,610	341,687
4,828,636	11,637,703	519,700	61,001

322,340	323,559	15,331	7,564
(9,453,200)	(9,653,630)	(68,789)	(100,642)
(4,302,224)	2,307,632	466,242	(32,077)
16,728,969	21,031,193	775,852	309,610

187,835	148,907	47,382	29,020
143,185	129,653	63,649	33,843

3,247	2,458	1,588	1,007
(128,084)	(93,183)	(14,536)	(16,488)
18,348	38,928	50,701	18,362
206,183	187,835	98,083	47,382

49,941	—	—	—
2,722	54,318	—	—

987	661	—	—
(3,068)	(5,038)	—	—
641	49,941	—	—
50,582	49,941	—	—

Annual Report  185

	Lazard Emerging Markets Equity Blend Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,249,542	$5,014,573
Net realized gain (loss) on investments, non-controlled affiliated issuers and foreign currency transactions	3,912,605	7,815,785
Net change in unrealized appreciation (depreciation) on investments, non-controlled affiliated issuers and foreign currency translations	35,773,294	(95,667,829)
Net increase (decrease) in net assets resulting from operations	41,935,441	(82,837,471)

Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(2,027,625)	(5,376,473)
Open Shares	(109,850)	(90,707)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(2,137,475)	(5,467,180)

Capital stock transactions
Net proceeds from sales
Institutional Shares	18,596,727	61,509,551
Open Shares	671,088	2,180,238
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	1,963,352	5,295,445
Open Shares	108,503	89,138
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(254,171,213)	(74,641,893)
Open Shares	(2,194,573)	(3,743,056)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(235,026,116)	(9,310,577)
Total increase (decrease) in net assets	(195,228,150)	(97,615,228)
Net assets at beginning of period	297,604,288	395,219,516
Net assets at end of period	$102,376,138	$297,604,288

The accompanying notes are an integral part of these financial statements.

186  Annual Report

Lazard Emerging Markets Equity Portfolio		Lazard Equity Franchise Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$202,889,114	$240,361,347	$553,844	$156,813

(249,752,788)	83,373,211	1,129,637	655,895

1,440,971,114	(2,584,037,244)	2,184,201	(1,249,640)

1,394,107,440	(2,260,302,686)	3,867,682	(436,932)

(169,041,662)	(161,807,179)	(2,185,328)	(840,278)
(21,287,659)	(18,476,071)	(16,362)	(17,593)
(4,559,729)	(5,115,396)	—	—

(194,889,050)	(185,398,646)	(2,201,690)	(857,871)

1,241,319,671	1,966,180,706	32,121,208	3,799,029
184,190,310	306,879,204	81,131	133,054
23,433,026	31,823,654	—	—

158,855,659	151,836,697	2,185,328	840,278
21,088,746	18,130,779	16,362	17,593
4,399,954	3,561,076	—	—

(3,359,204,875)	(3,712,443,436)	(4,408,143)	(598,862)
(381,266,772)	(575,821,409)	(3,489)	(41,913)
(103,858,799)	(107,150,726)	—	—

(2,211,043,080)	(1,917,003,455)	29,992,397	4,149,179
(1,011,824,690)	(4,362,704,787)	31,658,389	2,854,376
8,810,936,808	13,173,641,595	8,530,889	5,676,513
$7,799,112,118	$8,810,936,808	$40,189,278	$8,530,889

Annual Report  187

	Lazard Emerging Markets Equity Blend Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	29,084,201	29,825,093
Shares sold	1,644,397	5,068,945
Shares issued to shareholders from reinvestment of distributions	162,664	536,388
Shares redeemed	(22,977,784)	(6,346,225)
Net increase (decrease)	(21,170,723)	(740,892)
Shares outstanding at end of period	7,913,478	29,084,201

Open Shares
Shares outstanding at beginning of period	617,871	751,456
Shares sold	59,566	174,662
Shares issued to shareholders from reinvestment of distributions	8,960	9,005
Shares redeemed	(197,598)	(317,252)
Net increase (decrease)	(129,072)	(133,585)
Shares outstanding at end of period	488,799	617,871

R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

188  Annual Report

Lazard Emerging Markets Equity Portfolio		Lazard Equity Franchise Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

471,588,782	563,580,657	943,047	536,277
72,409,703	104,450,860	3,186,958	366,709

9,054,452	9,444,619	214,812	96,662
(193,403,362)	(205,887,354)	(425,624)	(56,601)
(111,939,207)	(91,991,875)	2,976,146	406,770
359,649,575	471,588,782	3,919,193	943,047

60,776,573	73,583,131	21,455	10,687
10,411,216	16,934,111	7,904	12,698

1,171,555	1,095,146	1,608	2,021
(21,417,766)	(30,835,815)	(343)	(3,951)
(9,834,995)	(12,806,558)	9,169	10,768
50,941,578	60,776,573	30,624	21,455

14,479,168	18,608,156	—	—
1,342,114	1,671,090	—	—

250,131	221,226	—	—
(6,093,515)	(6,021,304)	—	—
(4,501,270)	(4,128,988)	—	—
9,977,898	14,479,168	—	—

Annual Report  189

	Lazard Global Equity Select Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$625,877	$472,082
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	582,620	1,129,110
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	15,260,079	(6,721,129)
Net increase (decrease) in net assets resulting from operations	16,468,576	(5,119,937)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains Institutional Shares	(591,542)	(2,021,764)
Open Shares	(4,254)	(21,670)
Return of capital Institutional Shares	(41,874)	(55,115)
Open Shares	(301)	(591)
Net decrease in net assets resulting from distributions	(637,971)	(2,099,140)
Capital stock transactions
Net proceeds from sales Institutional Shares	23,902,011	27,026,953
Open Shares	300,952	183,864
Net proceeds from reinvestment of distributions Institutional Shares	632,600	2,076,864
Open Shares	4,555	22,261
Cost of shares redeemed Institutional Shares	(23,506,223)	(14,792,583)
Open Shares	(319,957)	(65,826)
Net increase (decrease) in net assets from capital stock transactions	1,013,938	14,451,533
Total increase (decrease) in net assets	16,844,543	7,232,456
Net assets at beginning of period	66,144,900	58,912,444
Net assets at end of period	$82,989,443	$66,144,900

The accompanying notes are an integral part of these financial statements.

190  Annual Report

Lazard Global		Lazard Global
Listed Infrastructure Portfolio		Strategic Equity Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$174,078,680	$138,893,718	$30,113	$16,927

166,388,366	474,528,611	70,692	108,933

946,115,341	(836,415,967)	666,188	(397,832)

1,286,582,387	(222,993,638)	766,993	(271,972)

(297,455,372)	(630,234,998)	(86,901)	(620,429)
(20,318,540)	(56,258,605)	(3,549)	(33,292)

—	—	—	—
—	—	—	—
(317,773,912)	(686,493,603)	(90,450)	(653,721)

2,399,951,864	2,344,513,648	10,597	97,922
148,379,347	148,282,804	3,345	6,946

231,028,647	504,145,256	86,901	620,429
20,099,034	55,689,132	3,549	33,292

(1,175,735,705)	(1,871,789,545)	(62,241)	(85,002)
(217,741,894)	(331,531,149)	(26,927)	(10,368)

1,405,981,293	849,310,146	15,224	663,219
2,374,789,768	(60,177,095)	691,767	(262,474)
5,351,108,690	5,411,285,785	2,636,691	2,899,165
$7,725,898,458	$5,351,108,690	$3,328,458	$2,636,691

Annual Report  191

	Lazard Global Equity Select Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	5,577,806	4,464,645
Shares sold	1,750,065	2,056,703
Shares issued to shareholders from reinvestment of distributions	43,567	179,116
Shares redeemed	(1,737,085)	(1,122,658)
Net increase (decrease)	56,547	1,113,161
Shares outstanding at end of period	5,634,353	5,577,806

Open Shares
Shares outstanding at beginning of period	65,049	54,514
Shares sold	22,134	13,747
Shares issued to shareholders from reinvestment of distributions	314	1,916
Shares redeemed	(23,476)	(5,128)
Net increase (decrease)	(1,028)	10,535
Shares outstanding at end of period	64,021	65,049

The accompanying notes are an integral part of these financial statements.

192  Annual Report

Lazard Global		Lazard Global
Listed Infrastructure Portfolio		Strategic Equity Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

364,507,349	298,732,092	1,530,838	1,190,583
160,154,321	154,668,026	6,239	43,028

15,108,909	35,491,935	42,820	334,204
(78,494,222)	(124,384,704)	(34,784)	(36,977)
96,769,008	65,775,257	14,275	340,255
461,276,357	364,507,349	1,545,113	1,530,838

31,560,099	39,560,407	80,778	64,619
9,940,665	9,614,733	1,725	2,964

1,315,681	3,911,178	1,769	18,057
(14,419,798)	(21,526,219)	(14,042)	(4,862)
(3,163,452)	(8,000,308)	(10,548)	16,159
28,396,647	31,560,099	70,230	80,778

The accompanying notes are an integral part of these financial statements.

Annual Report  193

	Lazard International Equity Advantage Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,796	$57,409
Net realized gain (loss) on investments and foreign currency transactions	(114,244)	76,385
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	433,593	(562,157)
Net increase (decrease) in net assets resulting from operations	373,145	(428,363)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(51,885)	(102,427)
Open Shares	(2,117)	(4,439)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(54,002)	(106,866)
Capital stock transactions
Net proceeds from sales
Institutional Shares	—	500
Open Shares	—	11
R6 Shares	—	—
Net proceeds from reinvestment of distributions Institutional Shares	51,885	102,427
Open Shares	2,117	4,439
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	—	(47,991)
Open Shares	—	(11)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	54,002	59,375
Total increase (decrease) in net assets	373,145	(475,854)
Net assets at beginning of period	2,148,062	2,623,916
Net assets at end of period	$2,521,207	$2,148,062

The accompanying notes are an integral part of these financial statements.

194  Annual Report

Lazard International Equity Concentrated Portfolio		Lazard International Equity Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$1,615,102	$1,030,116	$57,722,385	$62,190,848

409,364	(539,632)	11,065,023	132,220,543

14,997,265	(12,702,020)	444,077,959	(625,076,980)

17,021,731	(12,211,536)	512,865,367	(430,665,589)

(1,603,404)	(2,385,665)	(51,130,885)	(162,037,288)
(5,862)	(17,538)	(4,599,789)	(16,140,086)
—	—	(2,207,785)	(9,585,071)

(1,609,266)	(2,403,203)	(57,938,459)	(187,762,445)

39,506,689	15,603,350	624,890,241	692,426,011
650	267,250	59,304,312	71,811,533
—	—	39,351,180	51,158,456

1,554,391	2,339,572	45,137,028	135,295,299
5,862	17,538	4,082,937	14,706,387
—	—	2,202,815	9,585,071

(7,673,168)	(23,748,931)	(673,719,289)	(1,024,041,994)
(65,223)	(19,451)	(74,619,091)	(80,776,096)
—	—	(58,387,031)	(619,023,756)

33,329,201	(5,540,672)	(31,756,898)	(748,859,089)
48,741,666	(20,155,411)	423,170,010	(1,367,287,123)
49,504,213	69,659,624	2,436,733,231	3,804,020,354
$98,245,879	$49,504,213	$2,859,903,241	$2,436,733,231

Annual Report  195

	Lazard International Equity Advantage Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	235,905	229,680
Shares sold	—	45
Shares issued to shareholders from reinvestment of distributions	5,220	11,722
Shares redeemed	—	(5,542)
Net increase (decrease)	5,220	6,225
Shares outstanding at end of period	241,125	235,905
Open Shares
Shares outstanding at beginning of period	11,106	10,599
Shares sold	—	1
Shares issued to shareholders from reinvestment of distributions	212	507
Shares redeemed	—	(1)
Net increase (decrease)	212	507
Shares outstanding at end of period	11,318	11,106
R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

196  Annual Report

Lazard International Equity Concentrated Portfolio		Lazard International Equity Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

5,888,251	6,658,885	134,128,473	144,593,511
4,243,583	1,557,217	35,978,227	36,738,628

151,058	286,268	2,468,167	8,719,524
(789,873)	(2,614,119)	(38,492,364)	(55,923,190)
3,604,768	(770,634)	(45,970)	(10,465,038)
9,493,019	5,888,251	134,082,503	134,128,473

47,769	21,011	14,336,300	13,869,285
67	26,848	3,324,184	3,733,499

569	2,144	221,021	936,334
(6,710)	(2,234)	(4,222,715)	(4,202,818)
(6,074)	26,758	(677,510)	467,015
41,695	47,769	13,658,790	14,336,300

—	—	6,803,382	35,418,952
—	—	2,243,161	2,684,577

—	—	120,673	618,559
—	—	(3,378,415)	(31,918,706)
—	—	(1,014,581)	(28,615,570)
—	—	5,788,801	6,803,382

The accompanying notes are an integral part of these financial statements.

Annual Report  197

	Lazard International Equity Select Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,026,601	$1,333,945
Net realized gain (loss) on investments and foreign currency transactions	(1,249,040)	338,398
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	15,192,386	(14,665,490)
Net increase (decrease) in net assets resulting from operations	15,969,947	(12,993,147)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(1,961,509)	(1,895,320)
Open Shares	(45,672)	(30,210)
Net decrease in net assets resulting from distributions	(2,007,181)	(1,925,530)
Capital stock transactions
Net proceeds from sales
Institutional Shares	27,372,157	65,277,340
Open Shares	2,220,101	1,202,007
Net proceeds from reinvestment of distributions
Institutional Shares	1,894,543	1,746,591
Open Shares	45,594	30,210
Cost of shares redeemed
Institutional Shares	(23,919,475)	(31,783,405)
Open Shares	(1,572,183)	(2,229,497)
Net increase (decrease) in net assets from capital stock transactions	6,040,737	34,243,246
Total increase (decrease) in net assets	20,003,503	19,324,569
Net assets at beginning of period	76,084,318	56,759,749
Net assets at end of period	$96,087,821	$76,084,318
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	8,172,571	4,895,525
Shares sold	2,702,352	6,149,590
Shares issued to shareholders from reinvestment of distributions	177,060	187,099
Shares redeemed	(2,344,737)	(3,059,643)
Net increase (decrease)	534,675	3,277,046
Shares outstanding at end of period	8,707,246	8,172,571
Open Shares
Shares outstanding at beginning of period	163,761	256,624
Shares sold	216,058	113,077
Shares issued to shareholders from reinvestment of distributions	4,241	3,261
Shares redeemed	(152,431)	(209,201)
Net increase (decrease)	67,868	(92,863)
Shares outstanding at end of period	231,629	163,761
(a)	The Portfolio commenced operations on October 31, 2018.
(b)	The Portfolio commenced operations on December 31, 2018.

The accompanying notes are an integral part of these financial statements.

198  Annual Report

Lazard International Equity Value Portfolio		Lazard International Quality Growth Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2019	Year Ended December 31, 2018(b)

$620,073	$28,960	$22,481	$—

(332,938)	(696,490)	908	—

2,145,026	(1,462,526)	884,213	(295)

2,432,161	(2,130,056)	907,602	(295)

(632,861)	(26,179)	(95,391)	—
(6,391)	(36)	(236)	—

(639,252)	(26,215)	(95,627)	—

386,965	25,094,341	2,920,464	149,000
111,790	94,078	18,500	1,000

632,861	26,179	95,391	—
6,262	36	236	—

(12,619,880)	(26,571)	(17,321)	—
(21,311)	(47,885)	(11,243)	—

(11,503,313)	25,140,178	3,006,027	150,000
(9,710,404)	22,983,907	3,818,002	149,705
22,983,907	—	149,705	—
$13,273,503	$22,983,907	$3,967,707	$149,705

2,509,997	—	14,900	—
39,472	2,509,986	290,807	14,900

63,925	2,928	7,589	—
(1,293,430)	(2,917)	(1,357)	—
(1,190,033)	2,509,997	297,039	14,900
1,319,964	2,509,997	311,939	14,900

4,211	—	100	—
11,500	9,423	1,613	100

633	4	19	—
(2,155)	(5,216)	(961)	—
9,978	4,211	671	100
14,189	4,211	771	100

Annual Report  199

	Lazard International Small Cap Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$597,260	$676,876
Net realized gain (loss) on investments and foreign currency transactions	(1,233,823)	7,560,083
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	13,644,978	(27,323,558)
Net increase (decrease) in net assets resulting from operations	13,008,415	(19,086,599)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(993,572)	(1,675,001)
Open Shares	(532,378)	(844,717)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(1,525,950)	(2,519,718)
Capital stock transactions
Net proceeds from sales
Institutional Shares	5,735,020	22,184,618
Open Shares	2,821,054	5,161,365
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	985,401	1,671,063
Open Shares	525,950	765,533
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(11,597,241)	(16,237,337)
Open Shares	(7,881,149)	(20,181,718)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(9,410,965)	(6,636,476)
Total increase (decrease) in net assets	2,071,500	(28,242,793)
Net assets at beginning of period	55,386,199	83,628,992
Net assets at end of period	$57,457,699	$55,386,199

The accompanying notes are an integral part of these financial statements.

200  Annual Report

Lazard International Strategic Equity Portfolio		Lazard Managed Equity Volatility Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$101,146,547	$89,333,071	$444,759	$315,398

(31,395,597)	555,754,186	716,348	(294,609)

1,109,551,562	(1,299,655,438)	3,732,305	(1,538,663)

1,179,302,512	(654,568,181)	4,893,412	(1,517,874)

(100,719,323)	(390,962,878)	(480,167)	(381,378)
(11,005,478)	(67,997,086)	(2,562)	(4,224)
(2,219,743)	(8,298,386)	—	—

(113,944,544)	(467,258,350)	(482,729)	(385,602)

792,681,193	1,191,814,486	9,905,800	20,348,996
124,036,050	220,196,653	9,000	30,826
21,028,905	25,261,981	—	—

94,513,926	377,793,204	439,293	346,406
10,047,508	62,572,751	2,562	2,739
2,174,455	8,184,877	—	—

(911,120,127)	(1,912,545,919)	(1,072,923)	(2,294,274)
(431,740,280)	(503,144,624)	(574)	(134,055)
(19,831,488)	(26,460,064)	—	—

(318,209,858)	(556,326,655)	9,283,158	18,300,638
747,148,110	(1,678,153,186)	13,693,841	16,397,162
5,560,275,482	7,238,428,668	20,892,067	4,494,905
$6,307,423,592	$5,560,275,482	$34,585,908	$20,892,067

Annual Report  201

	Lazard International Small Cap Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	3,529,666	2,993,040
Shares sold	514,178	1,656,082
Shares issued to shareholders from reinvestment of distributions	92,962	146,870
Shares redeemed	(1,046,189)	(1,266,326)
Net increase (decrease)	(439,049)	536,626
Shares outstanding at end of period	3,090,617	3,529,666
Open Shares
Shares outstanding at beginning of period	2,031,598	3,064,171
Shares sold	254,632	401,822
Shares issued to shareholders from reinvestment of distributions	49,571	68,202
Shares redeemed	(713,210)	(1,502,597)
Net increase (decrease)	(409,007)	(1,032,573)
Shares outstanding at end of period	1,622,591	2,031,598
R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

202  Annual Report

Lazard International Strategic Equity Portfolio		Lazard Managed Equity Volatility Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

359,227,186	376,589,551	1,963,386	361,300
55,219,621	76,867,462	804,074	1,790,614

6,217,811	29,898,424	34,782	33,373
(62,752,885)	(124,128,251)	(88,137)	(221,901)
(1,315,453)	(17,362,365)	750,719	1,602,086
357,911,733	359,227,186	2,714,105	1,963,386

64,009,753	76,885,738	17,404	27,255
8,545,569	14,094,427	736	2,695

656,801	4,909,122	203	262
(29,272,610)	(31,879,534)	(45)	(12,808)
(20,070,240)	(12,875,985)	894	(9,851)
43,939,513	64,009,753	18,298	17,404

7,549,275	7,026,668	—	—
1,459,355	1,599,586	—	—

142,878	647,215	—	—
(1,349,087)	(1,724,194)	—	—
253,146	522,607	—	—
7,802,421	7,549,275	—	—

Annual Report  203

	Lazard US Equity Concentrated Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,746,418	$17,196,730
Net realized gain (loss) on investments and foreign currency transactions	16,675,749	74,632,752
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	316,438,020	(172,165,758)
Net increase (decrease) in net assets resulting from operations	343,860,187	(80,336,276)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains Institutional Shares	(10,474,453)	(126,901,740)
Open Shares	(251,259)	(5,585,479)
R6 Shares	(16,815)	(158,630)
Net decrease in net assets resulting from distributions	(10,742,527)	(132,645,849)
Capital stock transactions
Net proceeds from sales Institutional Shares	239,444,709	231,478,214
Open Shares	10,485,661	15,671,466
R6 Shares	52,111	2,047,701
Issued in connection with acquisition of US Realty Institutional Shares	—	—
Open Shares	—	—
Net proceeds from reinvestment of distributions Institutional Shares	9,489,994	114,753,886
Open Shares	245,698	5,517,497
R6 Shares	16,815	158,630
Cost of shares redeemed Institutional Shares	(337,781,398)	(609,674,559)
Open Shares	(27,918,973)	(49,537,525)
R6 Shares	(444,560)	(245,106)
Net increase (decrease) in net assets from capital stock transactions	(106,409,943)	(289,829,796)
Total increase (decrease) in net assets	226,707,717	(502,811,921)
Net assets at beginning of period	1,093,732,246	1,596,544,167
Net assets at end of period	$1,320,439,963	$1,093,732,246

The accompanying notes are an integral part of these financial statements.

204  Annual Report

Lazard US Equity Focus Portfolio		Lazard US Realty Equity Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$775,182	$915,707	$802,031	$805,208

9,274,046	7,992,281	7,866,962	2,480,557

8,829,523	(10,904,671)	7,944,841	(9,938,039)

18,878,751	(1,996,683)	16,613,834	(6,652,274)

(3,507,462)	(9,488,347)	(1,608,571)	(695,484)
(115,921)	(132,836)	(4,289,259)	(1,716,582)
(1,131,458)	(1,527,040)	—	—

(4,754,841)	(11,148,223)	(5,897,830)	(2,412,066)

2,432,592	2,797,366	5,198,049	1,624,667
24,674	54,694	2,162,844	3,032,454
5,577,813	3,687,551	—	—

—	—	—	10,788,800
—	—	—	11,850,795

3,507,279	9,486,106	1,556,998	690,667
115,887	132,621	4,239,121	1,661,053
1,131,458	1,527,040	—	—

(46,017,010)	(13,412,997)	(14,307,586)	(13,277,642)
(61,182)	(159,494)	(25,107,133)	(14,180,850)
(8,015,687)	(4,765,670)	—	—

(41,304,176)	(652,783)	(26,257,707)	2,189,944
(27,180,266)	(13,797,689)	(15,541,703)	(6,874,396)
71,566,959	85,364,648	59,661,514	66,535,910
$44,386,693	$71,566,959	$44,119,811	$59,661,514

Annual Report  205

	Lazard US Equity Concentrated Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	80,772,130	98,527,318
Shares sold	16,233,590	14,982,089
Shares issued in connection with acquisition of US Realty Income Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	564,545	8,686,899
Shares redeemed	(22,084,982)	(41,424,176)
Net increase (decrease)	(5,286,847)	(17,755,188)
Shares outstanding at end of period	75,485,283	80,772,130
Open Shares
Shares outstanding at beginning of period	3,925,727	5,681,791
Shares sold	683,831	991,563
Shares issued in connection with acquisition of US Realty Income Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	14,504	413,698
Shares redeemed	(1,864,989)	(3,161,325)
Net increase (decrease)	(1,166,654)	(1,756,064)
Shares outstanding at end of period	2,759,073	3,925,727
R6 Shares
Shares outstanding at beginning of period	147,098	23,498
Shares sold	3,494	126,703
Shares issued to shareholders from reinvestment of distributions	998	12,595
Shares redeemed	(27,753)	(15,698)
Net increase (decrease)	(23,261)	123,600
Shares outstanding at end of period	123,837	147,098

The accompanying notes are an integral part of these financial statements.

206  Annual Report

Lazard US Equity Focus Portfolio		Lazard US Realty Equity Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

5,927,072	5,870,874	941,829	993,322
202,537	229,810	261,810	91,997

—	—	—	562,426

292,273	915,948	81,398	40,649
(3,707,320)	(1,089,560)	(691,834)	(746,565)
(3,212,510)	56,198	(348,626)	(51,493)
2,714,562	5,927,072	593,203	941,829

85,762	81,216	2,621,072	2,524,879
2,053	4,222	109,900	167,884

—	—	—	616,099

9,609	12,734	221,447	97,455
(5,052)	(12,410)	(1,230,047)	(785,245)
6,610	4,546	(898,700)	96,193
92,372	85,762	1,722,372	2,621,072

982,747	916,579	—	—
474,198	291,908	—	—

94,367	147,820	—	—
(669,951)	(373,560)	—	—
(101,386)	66,168	—	—
881,361	982,747	—	—

Annual Report  207

	Lazard US Small-Mid Cap Equity Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$528,891	$597,923
Net realized gain (loss) on investments	9,996,563	15,587,339
Net change in unrealized appreciation (depreciation) on investments	24,785,901	(36,201,275)
Net increase (decrease) in net assets resulting from operations	35,311,355	(20,016,013)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(3,405,960)	(17,695,195)
Open Shares	(467,265)	(2,222,866)
Net decrease in net assets resulting from distributions	(3,873,225)	(19,918,061)
Capital stock transactions
Net proceeds from sales
Institutional Shares	43,497,892	21,485,449
Open Shares	1,907,057	2,442,537
Net proceeds from reinvestment of distributions
Institutional Shares	3,376,123	17,320,681
Open Shares	439,046	2,058,605
Cost of shares redeemed
Institutional Shares	(80,591,007)	(66,434,776)
Open Shares	(4,715,661)	(12,483,878)
Net increase (decrease) in net assets from capital stock transactions	(36,086,550)	(35,611,382)
Total increase (decrease) in net assets	(4,648,420)	(75,545,456)
Net assets at beginning of period	127,402,732	202,948,188
Net assets at end of period	$122,754,312	$127,402,732
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	10,493,688	12,081,329
Shares sold	3,337,117	1,436,712
Shares issued to shareholders from reinvestment of distributions	247,154	1,572,044
Shares redeemed	(6,152,214)	(4,596,397)
Net increase (decrease)	(2,567,943)	(1,587,641)
Shares outstanding at end of period	7,925,745	10,493,688
Open Shares
Shares outstanding at beginning of period	1,368,812	1,893,205
Shares sold	159,368	183,177
Shares issued to shareholders from reinvestment of distributions	34,845	201,850
Shares redeemed	(398,927)	(909,420)
Net increase (decrease)	(204,714)	(524,393)
Shares outstanding at end of period	1,164,098	1,368,812

The accompanying notes are an integral part of these financial statements.

208  Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Institutional Shares
Net asset value, beginning of period	$11.42	$14.48	$10.28	$9.04		$10.43
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.11	0.03	0.05	^	0.06
Net realized and unrealized gain (loss)	3.13	(3.08)	4.20	1.29		(1.40)
Total from investment operations	3.21	(2.97)	4.23	1.34		(1.34)
Less distributions from:
Net investment income	(0.08)	(0.09)	(0.03)	(0.10)		(0.05)
Total distributions	(0.08)	(0.09)	(0.03)	(0.10)		(0.05)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$14.55	$11.42	$14.48	$10.28		$9.04
Total Return (c)	28.17%	–20.58%	41.15%	14.81	%^	–12.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$226,067	$215,120	$268,730	$189,035		$343,788
Ratios to average net assets:
Net expenses	1.16%	1.14%	1.18%	1.21	%^	1.20%
Gross expenses	1.16%	1.14%	1.18%	1.23%		1.20%
Net investment income (loss)	0.63%	0.83%	0.24%	0.48	%^	0.55%
Portfolio turnover rate	55%	63%	46%	56%		66%

The accompanying notes are an integral part of these financial statements.

Annual Report  209

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Open Shares
Net asset value, beginning of period	$11.36	$14.45	$10.28	$9.05		$10.43
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.06	(0.02)	0.01	^	0.01
Net realized and unrealized gain (loss)	3.11	(3.06)	4.19	1.28		(1.38)
Total from investment operations	3.16	(3.00)	4.17	1.29		(1.37)
Less distributions from:
Net investment income	(0.01)	(0.09)	—	(0.06)		(0.01)
Total distributions	(0.01)	(0.09)	—	(0.06)		(0.01)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$14.51	$11.36	$14.45	$10.28		$9.05
Total Return (c)	27.79%	–20.83%#	40.56%	14.31	%^	–13.11%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,341	$7,263	$12,569	$7,272		$10,903
Ratios to average net assets:
Net expenses	1.46%	1.51%	1.58%	1.60	%^	1.57%
Gross expenses	1.55%	1.51%	1.58%	1.65%		1.57%
Net investment income (loss)	0.36%	0.42%	–0.17%	0.06	%^	0.13%
Portfolio turnover rate	55%	63%	46%	56%		66%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. For Institutional Shares, the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open Shares, the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.07% impact on the total return of the Portfolio’s Open Shares.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

210  Annual Report

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$9.89	$12.30	$8.83	$8.60	$9.62
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.16	0.11	0.08	0.03
Net realized and unrealized gain (loss)	1.93	(2.39)	3.45	0.22	(1.03)
Total from investment operations	2.13	(2.23)	3.56	0.30	(1.00)
Less distributions from:
Net investment income	(0.23)	(0.18)	(0.09)	(0.07)	(0.01)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.23)	(0.18)	(0.09)	(0.07)	(0.02)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$11.79	$9.89	$12.30	$8.83	$8.60
Total Return (c)	21.59%	–18.12%	40.35%	3.47%	–10.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$197,213	$207,955	$230,343	$122,995	$102,421
Ratios to average net assets:
Net expenses	1.18%	1.18%	1.20%	1.30%	1.30%
Gross expenses	1.18%	1.18%	1.20%	1.31%	1.52%
Net investment income (loss)	1.83%	1.44%	0.98%	0.89%	0.32%
Portfolio turnover rate	19%	30%	15%	62%	46%

The accompanying notes are an integral part of these financial statements.

Annual Report  211

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$9.87	$12.27	$8.81	$8.58	$9.62
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.11	0.06	0.07	— (b)
Net realized and unrealized gain (loss)	1.92	(2.37)	3.45	0.20	(1.04)
Total from investment operations	2.08	(2.26)	3.51	0.27	(1.04)
Less distributions from:
Net investment income	(0.19)	(0.14)	(0.05)	(0.04)	—
Total distributions	(0.19)	(0.14)	(0.05)	(0.04)	—
Net asset value, end of period	$11.76	$9.87	$12.27	$8.81	$8.58
Total Return (c)	21.08%	–18.43%	39.80%	3.17%	–10.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,425	$1,853	$1,828	$729	$2,344
Ratios to average net assets:
Net expenses	1.55%	1.58%	1.60%	1.60%	1.60%
Gross expenses	1.90%	2.00%	2.45%	2.14%	2.35%
Net investment income (loss)	1.48%	1.00%	0.56%	0.85%	–0.04%
Portfolio turnover rate	19%	30%	15%	62%	46%

The accompanying notes are an integral part of these financial statements.

212  Annual Report

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/19	For the Period 4/6/18* to 12/31/18
R6 Shares
Net asset value, beginning of period	$9.89	$12.21
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.14
Net realized and unrealized gain (loss)	1.94	(2.28)
Total from investment operations	2.14	(2.14)
Less distributions from:
Net investment income	(0.23)	(0.18)
Total distributions	(0.23)	(0.18)
Net asset value, end of period	$11.80	$9.89
Total Return (c)	21.69%	–17.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$597	$494
Ratios to average net assets (d):
Net expenses	1.18%	1.16%
Gross expenses	3.23%	7.68%
Net investment income (loss)	1.80%	1.71%
Portfolio turnover rate	19%	30%

*	The inception date for the R6 Shares was April 6, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  213

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended				For the Period 5/29/15* to
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$10.03	$12.27	$8.71	$8.06	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.24	0.19	0.12	0.12	0.08
Net realized and unrealized gain (loss)	1.80	(2.19)	3.58	0.67	(1.88)
Total from investment operations	2.04	(2.00)	3.70	0.79	(1.80)
Less distributions from:
Net investment income	(0.23)	(0.22)	(0.13)	(0.13)	(0.14)
Net realized gains	—	— (b)	—	—	—
Return of capital	—	(0.02)	(0.01)	(0.01)	—
Total distributions	(0.23)	(0.24)	(0.14)	(0.14)	(0.14)
Net asset value, end of period	$11.84	$10.03	$12.27	$8.71	$8.06
Total Return (c)	20.34%	–16.23%	42.52%	9.83%	–17.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,190	$3,107	$4,191	$2,896	$2,618
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses	3.19%	5.60%	6.29%	9.57%	11.47%
Net investment income (loss)	2.15%	1.59%	1.15%	1.41%	1.54%
Portfolio turnover rate	59%	61%	52%	57%	38%

The accompanying notes are an integral part of these financial statements.

214  Annual Report

Selected data for a share of capital stock outstanding	Year Ended				For the Period 5/29/15* to
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$10.04	$12.27	$8.71	$8.06	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.16	0.08	0.09	0.06
Net realized and unrealized gain (loss)	1.79	(2.18)	3.58	0.68	(1.87)
Total from investment operations	2.00	(2.02)	3.66	0.77	(1.81)
Less distributions from:
Net investment income	(0.19)	(0.19)	(0.09)	(0.11)	(0.13)
Net realized gains	—	— (b)	—	—	—
Return of capital	—	(0.02)	(0.01)	(0.01)	—
Total distributions	(0.19)	(0.21)	(0.10)	(0.12)	(0.13)
Net asset value, end of period	$11.85	$10.04	$12.27	$8.71	$8.06
Total Return (c)	19.97%	–16.40%	42.09%	9.51%	–18.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,162	$476	$356	$120	$95
Ratios to average net assets (d):
Net expenses	1.38%	1.40%	1.40%	1.40%	1.40%
Gross expenses	4.32%	8.09%	12.17%	20.02%	26.37%
Net investment income (loss)	1.87%	1.35%	0.72%	1.06%	1.18%
Portfolio turnover rate	59%	61%	52%	57%	38%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  215

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Institutional Shares
Net asset value, beginning of period	$10.02	$12.93	$9.60	$8.53		$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.17	0.10	0.08	^	0.12
Net realized and unrealized gain (loss)	2.29	(2.89)	3.35	1.04		(1.39)
Total from investment operations	2.42	(2.72)	3.45	1.12		(1.27)
Less distributions from:
Net investment income	(0.26)	(0.19)	(0.12)	(0.05)		(0.19)
Return of capital	—	—	—	—		(0.01)
Total distributions	(0.26)	(0.19)	(0.12)	(0.05)		(0.20)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$12.18	$10.02	$12.93	$9.60		$8.53
Total Return (c)	24.21%	–21.05%	35.98%	13.12	%^	–12.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$96,399	$291,404	$385,492	$282,473		$287,857
Ratios to average net assets:
Net expenses	1.26%	1.15%	1.21%	1.25	%^	1.20%
Gross expenses	1.26%	1.15%	1.21%	1.26%		1.20%
Net investment income (loss)	1.16%	1.39%	0.90%	0.88	%^	1.22%
Portfolio turnover rate	56%	61%	57%	47%		38%

The accompanying notes are an integral part of these financial statements.

216  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Open Shares
Net asset value, beginning of period	$10.03	$12.95	$9.62	$8.55		$9.99
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.12	0.06	0.05	^	0.11
Net realized and unrealized gain (loss)	2.29	(2.89)	3.34	1.04		(1.38)
Total from investment operations	2.43	(2.77)	3.40	1.09		(1.27)
Less distributions from:
Net investment income	(0.23)	(0.15)	(0.07)	(0.02)		(0.17)
Return of capital	—	—	—	—	(b)	— (b)
Total distributions	(0.23)	(0.15)	(0.07)	(0.02)		(0.17)
Redemption fees	—	—	— (b)	—	(b)	— (b)
Net asset value, end of period	$12.23	$10.03	$12.95	$9.62		$8.55
Total Return (c)	24.21%	–21.39%	35.38%	12.74	%^	–12.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,977	$6,200	$9,728	$6,804		$7,107
Ratios to average net assets:
Net expenses	1.52%	1.53%	1.60%	1.60	%^	1.54%
Gross expenses	1.77%	1.53%	1.61%	1.89%		1.54%
Net investment income (loss)	1.27%	1.01%	0.50%	0.54	%^	1.10%
Portfolio turnover rate	56%	61%	57%	47%		38%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  217

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Institutional Shares
Net asset value, beginning of period	$16.06	$20.02	$15.96	$13.44		$17.19
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.42	0.39	0.33	0.24	^	0.30
Net realized and unrealized gain (loss)	2.45	(4.01)	4.13	2.52		(3.76)
Total from investment operations	2.87	(3.62)	4.46	2.76		(3.46)
Less distributions from:
Net investment income	(0.45)	(0.34)	(0.40)	(0.24)		(0.23)
Net realized gains	—	—	—	—		(0.06)
Total distributions	(0.45)	(0.34)	(0.40)	(0.24)		(0.29)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$18.48	$16.06	$20.02	$15.96		$13.44
Total Return (c)	18.04%	–18.09%	28.02%	20.52	%^	–20.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,645,429	$7,573,861	$11,285,358	$9,311,693		$8,238,638
Ratios to average net assets:
Net expenses	1.08%	1.07%	1.08%	1.09	%^	1.10%
Gross expenses	1.08%	1.07%	1.08%	1.09%		1.10%
Net investment income (loss)	2.42%	2.12%	1.82%	1.59	%^	1.83%
Portfolio turnover rate	20%	16%	14%	12%		14%

The accompanying notes are an integral part of these financial statements.

218  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Open Shares
Net asset value, beginning of period	$16.53	$20.60	$16.41	$13.82		$17.65
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.39	0.35	0.29	0.21	^	0.26
Net realized and unrealized gain (loss)	2.52	(4.12)	4.25	2.58		(3.84)
Total from investment operations	2.91	(3.77)	4.54	2.79		(3.58)
Less distributions from:
Net investment income	(0.41)	(0.30)	(0.35)	(0.20)		(0.19)
Net realized gains	—	—	—	—		(0.06)
Total distributions	(0.41)	(0.30)	(0.35)	(0.20)		(0.25)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$19.03	$16.53	$20.60	$16.41		$13.82
Total Return (c)	17.73%	–18.32%	27.73%	20.17	%^	–20.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$969,347	$1,004,569	$1,515,715	$1,287,552		$832,706
Ratios to average net assets:
Net expenses	1.34%	1.32%	1.34%	1.35	%^	1.37%
Gross expenses	1.34%	1.32%	1.34%	1.35%		1.37%
Net investment income (loss)	2.19%	1.85%	1.55%	1.35	%^	1.58%
Portfolio turnover rate	20%	16%	14%	12%		14%

The accompanying notes are an integral part of these financial statements.

Annual Report  219

Selected data for a share						For the Period
of capital stock outstanding	Year Ended					1/19/15*
throughout the period	12/31/19	12/31/18	12/31/17	12/31/16		to 12/31/15
R6 Shares
Net asset value, beginning of period	$16.06	$20.02	$15.96	$13.44		$17.26
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.40	0.40	0.35	0.23	^	0.27
Net realized and unrealized gain (loss)	2.46	(4.02)	4.11	2.53		(3.80)
Total from investment operations	2.86	(3.62)	4.46	2.76		(3.53)
Less distributions from:
Net investment income	(0.45)	(0.34)	(0.40)	(0.24)		(0.23)
Net realized gains	—	—	—	—		(0.06)
Total distributions	(0.45)	(0.34)	(0.40)	(0.24)		(0.29)
Net asset value, end of period	$18.47	$16.06	$20.02	$15.96		$13.44
Total Return (c)	17.98%	–18.09%	28.02%	20.52	%^	–20.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$184,337	$232,507	$372,568	$197,959		$144,626
Ratios to average net assets (d):
Net expenses	1.08%	1.07%	1.08%	1.09	%^	1.12%
Gross expenses	1.08%	1.07%	1.08%	1.10%		1.13%
Net investment income (loss)	2.30%	2.15%	1.91%	1.54	%^	1.79%
Portfolio turnover rate	20%	16%	14%	12%		14%

*	The inception date for the R6 Shares was January 19, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

220  Annual Report

LAZARD EQUITY FRANCHISE PORTFOLIO

Selected data for a share			For the Period
of capital stock outstanding	Year Ended		9/29/17* to
throughout each period	12/31/19	12/31/18	12/31/17
Institutional Shares
Net asset value, beginning of period	$8.84	$10.38	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.20	0.03
Net realized and unrealized gain (loss)	1.73	(0.75)	0.40
Total from investment operations	1.92	(0.55)	0.43
Less distributions from:
Net investment income	(0.15)	(0.21)	(0.03)
Net realized gains	(0.44)	(0.78)	(0.02)
Total distributions	(0.59)	(0.99)	(0.05)
Net asset value, end of period	$10.17	$8.84	$10.38
Total Return (b)	21.70%	–5.10%	4.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,878	$8,341	$5,566
Ratios to average net assets (c):
Net expenses	0.95%	0.95%	0.95%
Gross expenses	1.36%	3.42%	3.21%
Net investment income (loss)	1.95%	1.94%	1.26%
Portfolio turnover rate	95%	97%	10%

The accompanying notes are an integral part of these financial statements.

Annual Report  221

Selected data for a share			For the Period
of capital stock outstanding	Year Ended		9/29/17* to
throughout each period	12/31/19	12/31/18	12/31/17
Open Shares
Net asset value, beginning of period	$8.84	$10.38	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.19	0.03
Net realized and unrealized gain (loss)	1.73	(0.77)	0.39
Total from investment operations	1.89	(0.58)	0.42
Less distributions from:
Net investment income	(0.12)	(0.18)	(0.02)
Net realized gains	(0.44)	(0.78)	(0.02)
Total distributions	(0.56)	(0.96)	(0.04)
Net asset value, end of period	$10.17	$8.84	$10.38
Total Return (b)	21.40%	–5.34%	4.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$312	$190	$111
Ratios to average net assets (c):
Net expenses	1.18%	1.20%	1.20%
Gross expenses	5.78%	10.19%	23.62%
Net investment income (loss)	1.64%	1.75%	1.14%
Portfolio turnover rate	95%	97%	10%

*	The Portfolio commenced operations on September 29, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

222  Annual Report

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$11.72	$13.04	$10.53	$10.33	$10.32
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.09	0.07	0.09	0.04
Net realized and unrealized gain (loss)	2.84	(1.02)	2.93	0.18	0.01
Total from investment operations	2.95	(0.93)	3.00	0.27	0.05
Less distributions from:
Net investment income	(0.10)	(0.06)	(0.10)	(0.07)	(0.04)
Net realized gains	—	(0.32)	(0.39)	—	—
Return of capital	(0.01)	(0.01)	—	—	—
Total distributions	(0.11)	(0.39)	(0.49)	(0.07)	(0.04)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$14.56	$11.72	$13.04	$10.53	$10.33
Total Return (c)	25.20%	–7.12%	28.52%	2.66%	0.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$82,057	$65,382	$58,201	$31,197	$20,624
Ratios to average net assets:
Net expenses	1.01%	1.05%	1.05%	1.07%	1.10%
Gross expenses	1.08%	1.08%	1.30%	1.75%	2.27%
Net investment income (loss)	0.85%	0.70%	0.60%	0.86%	0.41%
Portfolio turnover rate	25%	34%	34%	40%	55%

The accompanying notes are an integral part of these financial statements.

Annual Report	223

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$11.73	$13.04	$10.54	$10.34	$10.32
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.05	0.04	0.06	0.01
Net realized and unrealized gain (loss)	2.83	(1.01)	2.91	0.18	0.02
Total from investment operations	2.91	(0.96)	2.95	0.24	0.03
Less distributions from:
Net investment income	(0.07)	(0.02)	(0.06)	(0.04)	(0.01)
Net realized gains	—	(0.32)	(0.39)	—	—
Return of capital	— (b)	(0.01)	—	—	—
Total distributions	(0.07)	(0.35)	(0.45)	(0.04)	(0.01)
Net asset value, end of period	$14.57	$11.73	$13.04	$10.54	$10.34
Total Return (c)	24.82%	–7.33%	28.01%	2.35%	0.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$933	$763	$711	$515	$290
Ratios to average net assets:
Net expenses	1.30%	1.35%	1.35%	1.37%	1.40%
Gross expenses	2.36%	2.80%	3.70%	5.38%	7.42%
Net investment income (loss)	0.56%	0.41%	0.32%	0.56%	0.09%
Portfolio turnover rate	25%	34%	34%	40%	55%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

224	Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Institutional Shares
Net asset value, beginning of period	$13.51	$15.99	$14.17	$13.42		$13.72
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.40	0.41	0.39	0.31	^	0.33
Net realized and unrealized gain (loss)	2.57	(0.96)	2.54	0.92		0.89
Total from investment operations	2.97	(0.55)	2.93	1.23		1.22
Less distributions from:
Net investment income	(0.70)	(0.72)	(0.29)	(0.34)		(1.17)
Net realized gains	—	(1.21)	(0.82)	(0.14)		(0.35)
Total distributions	(0.70)	(1.93)	(1.11)	(0.48)		(1.52)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$15.78	$13.51	$15.99	$14.17		$13.42
Total Return (c)	22.26%	–3.68%	20.73%	9.30	%^	9.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,277,512	$4,924,359	$4,778,042	$2,931,161		$2,156,325
Ratios to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.96	%^	0.96%
Gross expenses	0.95%	0.95%	0.95%	0.96%		0.96%
Net investment income (loss)	2.63%	2.65%	2.44%	2.29	%^	2.32%
Portfolio turnover rate	33%	49%	33%	35%		34%

The accompanying notes are an integral part of these financial statements.

Annual Report	225

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Open Shares
Net asset value, beginning of period	$13.52	$16.01	$14.20	$13.45		$13.74
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.36	0.37	0.35	0.29	^	0.31
Net realized and unrealized gain (loss)	2.57	(0.97)	2.55	0.91		0.88
Total from investment operations	2.93	(0.60)	2.90	1.20		1.19
Less distributions from:
Net investment income	(0.66)	(0.68)	(0.27)	(0.31)		(1.13)
Net realized gains	—	(1.21)	(0.82)	(0.14)		(0.35)
Total distributions	(0.66)	(1.89)	(1.09)	(0.45)		(1.48)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$15.79	$13.52	$16.01	$14.20		$13.45
Total Return (c)	21.94%	–3.98%	20.47%	9.01	%^	9.06%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$448,387	$426,749	$633,243	$462,613		$393,786
Ratios to average net assets:
Net expenses	1.20%	1.20%	1.21%	1.22	%^	1.23%
Gross expenses	1.20%	1.20%	1.21%	1.22%		1.23%
Net investment income (loss)	2.39%	2.36%	2.16%	2.09	%^	2.19%
Portfolio turnover rate	33%	49%	33%	35%		34%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

226	Annual Report

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$1.64	$2.31	$9.59	$9.67	$9.94
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02	0.01	0.08	0.07	0.06
Net realized and unrealized gain (loss)	0.46	(0.18)	2.24	(0.08)	(0.25)
Total from investment operations	0.48	(0.17)	2.32	(0.01)	(0.19)
Less distributions from:
Net investment income	(0.02)	(0.01)	(0.20)	(0.07)	(0.08)
Net realized gains	(0.04)	(0.49)	(9.40)	—	—
Total distributions	(0.06)	(0.50)	(9.60)	(0.07)	(0.08)
Net asset value, end of period	$2.06	$1.64	$2.31	$9.59	$9.67
Total Return (b)	29.19%	–9.16%	24.20%	–0.15%	–1.85%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,185	$2,505	$2,750	$19,816	$9,254
Ratios to average net assets:
Net expenses	1.00%	1.05%	1.10%	1.10%	1.10%
Gross expenses	6.07%	6.41%	2.06%	2.03%	3.83%
Net investment income (loss)	1.01%	0.60%	0.76%	0.76%	0.63%
Portfolio turnover rate	49%	46%	65%	67%	65%

The accompanying notes are an integral part of these financial statements.

Annual Report	227

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$1.63	$2.30	$9.59	$9.67	$9.94
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.01	0.03	0.04	0.03
Net realized and unrealized gain (loss)	0.46	(0.19)	2.25	(0.08)	(0.25)
Total from investment operations	0.47	(0.18)	2.28	(0.04)	(0.22)
Less distributions from:
Net investment income	(0.01)	— (c)	(0.17)	(0.04)	(0.05)
Net realized gains	(0.04)	(0.49)	(9.40)	—	—
Total distributions	(0.05)	(0.49)	(9.57)	(0.04)	(0.05)
Net asset value, end of period	$2.05	$1.63	$2.30	$9.59	$9.67
Total Return (b)	29.01%	–9.39%	23.72%	–0.45%	–2.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$144	$131	$149	$114	$114
Ratios to average net assets:
Net expenses	1.29%	1.35%	1.41%	1.40%	1.40%
Gross expenses	13.26%	14.05%	12.33%	13.31%	14.12%
Net investment income (loss)	0.72%	0.29%	0.34%	0.39%	0.30%
Portfolio turnover rate	49%	46%	65%	67%	65%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

228  Annual Report

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended				For the Period 5/29/15*
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	to 12/31/15
Institutional Shares
Net asset value, beginning of period	$8.70	$10.92	$8.91	$9.21	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.22	0.24	0.19	0.18	0.04
Net realized and unrealized gain (loss)	1.29	(2.01)	2.03	(0.28)	(0.70)
Total from investment operations	1.51	(1.77)	2.22	(0.10)	(0.66)
Less distributions from:
Net investment income	(0.22)	(0.33)	(0.21)	(0.20)	(0.13)
Net realized gains	—	(0.12)	—	—	—
Total distributions	(0.22)	(0.45)	(0.21)	(0.20)	(0.13)
Net asset value, end of period	$9.99	$8.70	$10.92	$8.91	$9.21
Total Return (b)	17.37%	–16.26%	24.98%	–1.13%	–6.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,408	$2,051	$2,508	$1,969	$1,797
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	8.40%	7.60%	8.91%	13.12%	14.93%
Net investment income (loss)	2.30%	2.29%	1.89%	2.08%	0.77%
Portfolio turnover rate	66%	72%	88%	92%	58%

The accompanying notes are an integral part of these financial statements.

Annual Report  229

Selected data for a share of capital stock outstanding	Year Ended				For the Period 5/29/15*
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	to 12/31/15
Open Shares
Net asset value, beginning of period	$8.70	$10.92	$8.91	$9.21	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.21	0.16	0.15	0.03
Net realized and unrealized gain (loss)	1.29	(2.01)	2.03	(0.28)	(0.71)
Total from investment operations	1.48	(1.80)	2.19	(0.13)	(0.68)
Less distributions from:
Net investment income	(0.19)	(0.30)	(0.18)	(0.17)	(0.11)
Net realized gains	—	(0.12)	—	—	—
Total distributions	(0.19)	(0.42)	(0.18)	(0.17)	(0.11)
Net asset value, end of period	$9.99	$8.70	$10.92	$8.91	$9.21
Total Return (b)	17.03%	–16.52%	24.60%	–1.42%	–6.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$113	$97	$116	$93	$93
Ratios to average net assets (c):
Net expenses	1.18%	1.20%	1.20%	1.20%	1.20%
Gross expenses	17.72%	17.67%	20.85%	25.85%	30.10%
Net investment income (loss)	2.02%	1.99%	1.58%	1.74%	0.47%
Portfolio turnover rate	66%	72%	88%	92%	58%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

230  Annual Report

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$8.34	$10.43	$8.54	$8.27	$9.53
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.14	0.13	0.14	0.10
Net realized and unrealized gain (loss)	1.94	(1.84)	1.86	0.25	(1.25)
Total from investment operations	2.13	(1.70)	1.99	0.39	(1.15)
Less distributions from:
Net investment income	(0.17)	(0.17)	(0.10)	(0.12)	(0.11)
Net realized gains	—	(0.22)	—	—	—
Total distributions	(0.17)	(0.39)	(0.10)	(0.12)	(0.11)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$10.30	$8.34	$10.43	$8.54	$8.27
Total Return (c)	25.56%	–16.20%	23.29%	4.74%	–12.06%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$97,815	$49,105	$69,440	$15,473	$13,753
Ratios to average net assets:
Net expenses	0.95%	1.00%	1.05%	1.05%	1.06%
Gross expenses	1.05%	1.13%	1.34%	2.29%	2.96%
Net investment income (loss)	2.00%	1.45%	1.35%	1.64%	1.13%
Portfolio turnover rate	72%	76%	81%	92%	91%

The accompanying notes are an integral part of these financial statements.

Annual Report  231

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$8.35	$10.45	$8.56	$8.29	$9.53
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.09	0.10	0.11	0.06
Net realized and unrealized gain (loss)	1.93	(1.82)	1.86	0.26	(1.22)
Total from investment operations	2.11	(1.73)	1.96	0.37	(1.16)
Less distributions from:
Net investment income	(0.14)	(0.15)	(0.07)	(0.10)	(0.08)
Net realized gains	—	(0.22)	—	—	—
Total distributions	(0.14)	(0.37)	(0.07)	(0.10)	(0.08)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$10.32	$8.35	$10.45	$8.56	$8.29
Total Return (c)	25.28%	–16.47%	22.87%	4.41%	–12.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$430	$399	$220	$114	$55
Ratios to average net assets:
Net expenses	1.24%	1.29%	1.35%	1.35%	1.39%
Gross expenses	3.67%	5.24%	8.15%	11.98%	9.93%
Net investment income (loss)	1.87%	0.96%	1.04%	1.32%	0.60%
Portfolio turnover rate	72%	76%	81%	92%	91%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

232  Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$15.68	$19.61	$16.20	$17.08	$16.93
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.37	0.37	0.26	0.27 ^	0.27
Net realized and unrealized gain (loss)	2.95	(3.06)	3.43	(0.98)	—
Total from investment operations	3.32	(2.69)	3.69	(0.71)	0.27
Less distributions from:
Net investment income	(0.39)	(0.42)	(0.28)	(0.17)	(0.12)
Net realized gains	—	(0.82)	—	—	—
Total distributions	(0.39)	(1.24)	(0.28)	(0.17)	(0.12)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$18.61	$15.68	$19.61	$16.20	$17.08
Total Return (c)	21.19%	–13.61%#	22.81%	–4.18%^	1.62%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,495,021	$2,102,735	$2,835,262	$1,511,516	$736,272
Ratios to average net assets:
Net expenses	0.82%	0.81%	0.81%	0.82%^	0.86%
Gross expenses	0.82%	0.81%	0.81%	0.84%	0.87%
Net investment income (loss)	2.13%	1.94%	1.44%	1.62%^	1.50%
Portfolio turnover rate	37%	36%	31%	25%	30%

The accompanying notes are an integral part of these financial statements.

Annual Report  233

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$15.87	$19.83	$16.38	$17.23	$17.07
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.33	0.32	0.30	0.13 ^	0.23
Net realized and unrealized gain (loss)	2.98	(3.08)	3.38	(0.90)	—
Total from investment operations	3.31	(2.76)	3.68	(0.77)	0.23
Less distributions from:
Net investment income	(0.34)	(0.38)	(0.23)	(0.08)	(0.07)
Net realized gains	—	(0.82)	—	—	—
Total distributions	(0.34)	(1.20)	(0.23)	(0.08)	(0.07)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$18.84	$15.87	$19.83	$16.38	$17.23
Total Return (c)	20.89%	–13.83%#	22.50%	–4.46%^	1.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$257,308	$227,483	$275,014	$1,073,486	$80,221
Ratios to average net assets:
Net expenses	1.07%	1.06%	1.06%	1.07%^	1.14%
Gross expenses	1.07%	1.06%	1.06%	1.10%	1.14%
Net investment income (loss)	1.84%	1.67%	1.69%	0.80%^	1.29%
Portfolio turnover rate	37%	36%	31%	25%	30%

The accompanying notes are an integral part of these financial statements.

234  Annual Report

Selected data for a share of capital stock outstanding	Year Ended				For the Period 4/1/15*
throughout the period	12/31/19	12/31/18	12/31/17	12/31/16	to 12/31/15
R6 Shares
Net asset value, beginning of period	$15.66	$19.59	$16.18	$17.07	$17.94
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.38	0.36	0.31	0.31 ^	0.21
Net realized and unrealized gain (loss)	2.93	(3.05)	3.38	(1.02)	(0.95)
Total from investment operations	3.31	(2.69)	3.69	(0.71)	(0.74)
Less distributions from:
Net investment income	(0.39)	(0.42)	(0.28)	(0.18)	(0.13)
Net realized gains	—	(0.82)	—	—	—
Total distributions	(0.39)	(1.24)	(0.28)	(0.18)	(0.13)
Net asset value, end of period	$18.58	$15.66	$19.59	$16.18	$17.07
Total Return (c)	21.17%	–13.62%#	22.85%	–4.17%^	–4.10%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$107,574	$106,516	$693,744	$79,119	$49,387
Ratios to average net assets (d):
Net expenses	0.80%	0.80%	0.80%	0.80%^	0.80%
Gross expenses	0.82%	0.81%	0.81%	0.86%	0.92%
Net investment income (loss)	2.19%	1.84%	1.68%	1.88%^	1.55%
Portfolio turnover rate	37%	36%	31%	25%	30%

*	The inception date for the R6 Shares was April 1, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.02%, 0.03% and 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional, Open and R6 Shares, respectively.
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represent a realized gain and were recorded in the period received. There was a 0.16%, 0.16% and 0.33% impact on the total return of the Portfolio’s Institutional, Open and R6 Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  235

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$9.13	$11.02	$8.65	$8.80	$9.24
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.23	0.18	0.13	0.12	0.12
Net realized and unrealized gain (loss)	1.62	(1.82)	2.31	(0.17)	(0.46)
Total from investment operations	1.85	(1.64)	2.44	(0.05)	(0.34)
Less distributions from:
Net investment income	(0.23)	(0.25)	(0.07)	(0.10)	(0.10)
Total distributions	(0.23)	(0.25)	(0.07)	(0.10)	(0.10)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$10.75	$9.13	$11.02	$8.65	$8.80
Total Return (c)	20.32%	–14.90%	28.31%	–0.63%	–3.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$93,586	$74,582	$53,929	$28,299	$18,757
Ratios to average net assets:
Net expenses	0.97%	1.05%	1.05%	1.05%	1.06%
Gross expenses	0.99%	1.05%	1.31%	1.79%	2.13%
Net investment income (loss)	2.29%	1.73%	1.27%	1.36%	1.25%
Portfolio turnover rate	42%	32%	30%	42%	51%

The accompanying notes are an integral part of these financial statements.

236  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$9.17	$11.03	$8.66	$8.82	$9.25
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.15	0.10	0.10	0.11
Net realized and unrealized gain (loss)	1.64	(1.82)	2.31	(0.19)	(0.47)
Total from investment operations	1.83	(1.67)	2.41	(0.09)	(0.36)
Less distributions from:
Net investment income	(0.20)	(0.19)	(0.04)	(0.07)	(0.07)
Total distributions	(0.20)	(0.19)	(0.04)	(0.07)	(0.07)
Net asset value, end of period	$10.80	$9.17	$11.03	$8.66	$8.82
Total Return (c)	19.97%	–15.16%	27.89%	–1.03%	–3.85%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,502	$1,502	$2,831	$2,092	$2,184
Ratios to average net assets:
Net expenses	1.28%	1.35%	1.35%	1.35%	1.37%
Gross expenses	1.74%	1.83%	2.07%	2.59%	2.75%
Net investment income (loss)	1.87%	1.42%	1.01%	1.13%	1.15%
Portfolio turnover rate	42%	32%	30%	42%	51%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  237

LAZARD INTERNATIONAL EQUITY VALUE PORTFOLIO

Selected data for a share		For the Period
of capital stock outstanding	Year Ended	10/31/18*
throughout each period	12/31/19	to 12/31/18
Institutional Shares
Net asset value, beginning of period	$9.14	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.28	0.01
Net realized and unrealized gain (loss)	1.01	(0.86)
Total from investment operations	1.29	(0.85)
Less distributions from:
Net investment income	(0.48)	(0.01)
Total distributions	(0.48)	(0.01)
Net asset value, end of period	$9.95	$9.14
Total Return (b)	14.14%	–8.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,132	$22,945
Ratios to average net assets (c):
Net expenses	0.95%	0.95%
Gross expenses	2.01%	1.34%
Net investment income (loss)	2.87%	0.72%
Portfolio turnover rate	104%	37%

The accompanying notes are an integral part of these financial statements.

238  Annual Report

Selected data for a share		For the Period
of capital stock outstanding	Year Ended	10/31/18*
throughout each period	12/31/19	to 12/31/18
Open Shares
Net asset value, beginning of period	$9.13	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	— (d)
Net realized and unrealized gain (loss)	1.06	(0.86)
Total from investment operations	1.27	(0.86)
Less distributions from:
Net investment income	(0.45)	(0.01)
Total distributions	(0.45)	(0.01)
Net asset value, end of period	$9.95	$9.13
Total Return (b)	13.98%	–8.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$141	$38
Ratios to average net assets (c):
Net expenses	1.13%	1.20%
Gross expenses	15.82%	7.91%
Net investment income (loss)	2.15%	0.03%
Portfolio turnover rate	104%	37%

*	The Portfolio commenced operations on October 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  239

LAZARD INTERNATIONAL QUALITY GROWTH PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended	Period Ended
throughout each period	12/31/19	12/31/18*
Institutional Shares
Net asset value, beginning of period	$9.98	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	—
Net realized and unrealized gain (loss)	2.95	(0.02)
Total from investment operations	3.03	(0.02)
Less distributions from:
Net investment income	(0.27)	—
Net realized gains	(0.05)	—
Total distributions	(0.32)	—
Net asset value, end of period	$12.69	$9.98
Total Return (b)	30.32%	–0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,958	$149
Ratios to average net assets (c):
Net expenses	0.85%	0.00%
Gross expenses	8.16%	8.45%
Net investment income (loss)	0.65%	0.00%
Portfolio turnover rate	20%	0%

The accompanying notes are an integral part of these financial statements.

240  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended	Period Ended
throughout each period	12/31/19	12/31/18*
Open Shares
Net asset value, beginning of period	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	—
Net realized and unrealized gain (loss)	2.90	— (d)
Total from investment operations	2.97	— (d)
Less distributions from:
Net investment income	(0.27)	—
Net realized gains	(0.05)	—
Total distributions	(0.32)	—
Net asset value, end of period	$12.65	$10.00
Total Return (b)	29.66%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10	$1
Ratios to average net assets (c):
Net expenses	1.10%	0.00%
Gross expenses	142.50%	0.40%
Net investment income (loss)	0.60%	0.00%
Portfolio turnover rate	20%	0%

*	The Portfolio commenced operations on December 31, 2018.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report  241

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$9.95	$13.79	$10.10	$10.90	$10.01
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.12	0.10	0.12 ^	0.10
Net realized and unrealized gain (loss)	2.42	(3.51)	3.59	(0.62)	0.87
Total from investment operations	2.55	(3.39)	3.69	(0.50)	0.97
Less distributions from:
Net investment income	(0.05)	(0.27)	—	(0.30)	(0.08)
Net realized gains	(0.26)	(0.18)	—	—	—
Total distributions	(0.31)	(0.45)	—	(0.30)	(0.08)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$12.19	$9.95	$13.79	$10.10	$10.90
Total Return (c)	26.01%	–24.88%#	36.53%	–4.64%^	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$37,677	$35,121	$41,267	$37,049	$51,828
Ratios to average net assets:
Net expenses	1.14%	1.08%	1.09%	0.96%^	1.11%
Gross expenses	1.15%	1.08%	1.09%	1.06%	1.11%
Net investment income (loss)	1.14%	0.96%	0.85%	1.14%^	0.91%
Portfolio turnover rate	37%	59%	35%	63%	48%

The accompanying notes are an integral part of these financial statements.

242  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$9.97	$13.82	$10.15	$10.93	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.11	0.07	0.10 ^	0.07
Net realized and unrealized gain (loss)	2.43	(3.54)	3.60	(0.63)	0.88
Total from investment operations	2.53	(3.43)	3.67	(0.53)	0.95
Less distributions from:
Net investment income	(0.05)	(0.24)	—	(0.25)	(0.05)
Net realized gains	(0.26)	(0.18)	—	—	—
Total distributions	(0.31)	(0.42)	—	(0.25)	(0.05)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$12.19	$9.97	$13.82	$10.15	$10.93
Total Return (c)	25.76%	–25.09%#	36.16%	–4.92%^	9.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,780	$20,265	$42,362	$44,523	$55,776
Ratios to average net assets:
Net expenses	1.39%	1.34%	1.34%	1.21%^	1.38%
Gross expenses	1.43%	1.34%	1.34%	1.30%	1.38%
Net investment income (loss)	0.86%	0.83%	0.61%	0.91%^	0.63%
Portfolio turnover rate	37%	59%	35%	63%	48%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.10% and 0.09% impact on the total return of the Institutional and Open Shares classes, respectively, of the Portfolio. There was a 0.10% and 0.09% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional and Open Shares, respectively.
#	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.46% and 0.53% impact on the total return of the Portfolio’s Institutional and Open Shares, respectively.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  243

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$12.89	$15.70	$12.44	$13.33	$13.72
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.24	0.21	0.17	0.20^	0.16
Net realized and unrealized gain (loss)	2.53	(1.85)	3.29	(0.89)	(0.40)
Total from investment operations	2.77	(1.64)	3.46	(0.69)	(0.24)
Less distributions from:
Net investment income	(0.28)	(0.21)	(0.20)	(0.20)	(0.14)
Net realized gains	—	(0.96)	—	—	(0.01)
Total distributions	(0.28)	(1.17)	(0.20)	(0.20)	(0.15)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$15.38	$12.89	$15.70	$12.44	$13.33
Total Return (c)	21.55%	–10.35%	27.85%	–5.17%^	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,505,271	$4,630,334	$5,911,184	$5,114,357	$4,923,328
Ratios to average net assets:
Net expenses	0.80%	0.80%	0.80%	0.81%^	0.82%
Gross expenses	0.80%	0.80%	0.80%	0.81%	0.82%
Net investment income (loss)	1.66%	1.36%	1.20%	1.56%^	1.15%
Portfolio turnover rate	36%	40%	44%	47%	37%

The accompanying notes are an integral part of these financial statements.

244  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$13.01	$15.83	$12.55	$13.44	$13.82
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.17	0.14	0.18 ^	0.13
Net realized and unrealized gain (loss)	2.55	(1.86)	3.30	(0.90)	(0.40)
Total from investment operations	2.76	(1.69)	3.44	(0.72)	(0.27)
Less distributions from:
Net investment income	(0.25)	(0.17)	(0.16)	(0.17)	(0.10)
Net realized gains	—	(0.96)	—	—	(0.01)
Total distributions	(0.25)	(1.13)	(0.16)	(0.17)	(0.11)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$15.52	$13.01	$15.83	$12.55	$13.44
Total Return (c)	21.21%	–10.55%	27.44%	–5.37%^	–1.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$682,035	$832,548	$1,216,861	$1,591,016	$1,783,529
Ratios to average net assets:
Net expenses	1.06%	1.05%	1.06%	1.06%^	1.08%
Gross expenses	1.06%	1.05%	1.06%	1.06%	1.08%
Net investment income (loss)	1.47%	1.10%	0.97%	1.34%^	0.94%
Portfolio turnover rate	36%	40%	44%	47%	37%

The accompanying notes are an integral part of these financial statements.

Annual Report  245

Selected data for a share of capital stock outstanding	Year Ended				For the Period 1/19/15*
throughout the period	12/31/19	12/31/18	12/31/17	12/31/16	to 12/31/15
R6 Shares
Net asset value, beginning of period	$12.90	$15.71	$12.45	$13.34	$13.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.23	0.21	0.16	0.19 ^	(0.03)
Net realized and unrealized gain (loss)	2.54	(1.85)	3.30	(0.88)	(0.21)
Total from investment operations	2.77	(1.64)	3.46	(0.69)	(0.24)
Less distributions from:
Net investment income	(0.28)	(0.21)	(0.20)	(0.20)	(0.11)
Net realized gains	—	(0.96)	—	—	(0.01)
Total distributions	(0.28)	(1.17)	(0.20)	(0.20)	(0.12)
Redemption fees	—	—	—	— (b)	—
Net asset value, end of period	$15.39	$12.90	$15.71	$12.45	$13.34
Total Return (c)	21.54%	–10.35%	27.82%	–5.17%^	–1.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$120,118	$97,394	$110,383	$96,284	$72,362
Ratios to average net assets (d):
Net expenses	0.80%	0.80%	0.80%	0.81%^	1.03%
Gross expenses	0.81%	0.81%	0.82%	0.82%	1.09%
Net investment income (loss)	1.61%	1.34%	1.15%	1.46%^	–0.22%
Portfolio turnover rate	36%	40%	44%	47%	37%

*	The inception date for the R6 Shares was January 19, 2015.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

246  Annual Report

LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended				For the Period 5/29/15*
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	to 12/31/15
Institutional Shares
Net asset value, beginning of period	$10.55	$11.57	$9.99	$9.59	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.19	0.19	0.18	0.09
Net realized and unrealized gain (loss)	2.08	(1.03)	1.87	0.44	(0.33)
Total from investment operations	2.29	(0.84)	2.06	0.62	(0.24)
Less distributions from:
Net investment income	(0.18)	(0.16)	(0.17)	(0.22)	(0.17)
Net realized gains	— (b)	(0.02)	(0.31)	—	—
Total distributions	(0.18)	(0.18)	(0.48)	(0.22)	(0.17)
Net asset value, end of period	$12.66	$10.55	$11.57	$9.99	$9.59
Total Return (c)	21.69%	–7.21%	20.57%	6.45%	–2.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,354	$20,709	$4,180	$2,431	$2,206
Ratios to average net assets (d):
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.36%	1.64%	6.51%	10.42%	13.51%
Net investment income (loss)	1.72%	1.66%	1.71%	1.82%	1.64%
Portfolio turnover rate	103%	122%	87%	91%	56%

The accompanying notes are an integral part of these financial statements.

Annual Report  247

Selected data for a share of capital stock outstanding	Year Ended				For the Period 5/29/15
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	to 12/31/15*
Open Shares
Net asset value, beginning of period	$10.54	$11.56	$9.99	$9.59	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.15	0.16	0.15	0.08
Net realized and unrealized gain (loss)	2.08	(1.02)	1.85	0.44	(0.34)
Total from investment operations	2.25	(0.87)	2.01	0.59	(0.26)
Less distributions from:
Net investment income	(0.14)	(0.13)	(0.13)	(0.19)	(0.15)
Net realized gains	— (b)	(0.02)	(0.31)	—	—
Total distributions	(0.14)	(0.15)	(0.44)	(0.19)	(0.15)
Net asset value, end of period	$12.65	$10.54	$11.56	$9.99	$9.59
Total Return (c)	21.36%	–7.50%	20.11%	6.14%	–2.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$231	$183	$315	$172	$175
Ratios to average net assets (d):
Net expenses	1.03%	1.05%	1.05%	1.05%	1.05%
Gross expenses	5.81%	5.86%	12.07%	17.27%	23.94%
Net investment income (loss)	1.46%	1.28%	1.42%	1.52%	1.33%
Portfolio turnover rate	103%	122%	87%	91%	56%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

248  Annual Report

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Institutional Shares
Net asset value, beginning of period	$12.89	$15.31	$14.16	$13.83		$13.41
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.18	0.14	0.06	^	0.05
Net realized and unrealized gain (loss)	3.96	(1.11)	2.05	0.97		0.88
Total from investment operations	4.09	(0.93)	2.19	1.03		0.93
Less distributions from:
Net investment income	(0.14)	(0.20)	(0.14)	(0.05)		(0.04)
Net realized gains	—	(1.29)	(0.90)	(0.65)		(0.47)
Total distributions	(0.14)	(1.49)	(1.04)	(0.70)		(0.51)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$16.84	$12.89	$15.31	$14.16		$13.83
Total Return (c)	31.72%	–6.07%	15.49%	7.37	%^	7.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,271,509	$1,040,851	$1,508,581	$1,230,377		$715,766
Ratios to average net assets:
Net expenses	0.76%	0.75%	0.75%	0.77	%^	0.79%
Gross expenses	0.76%	0.75%	0.75%	0.77%		0.79%
Net investment income (loss)	0.85%	1.14%	0.90%	0.39	%^	0.36%
Portfolio turnover rate	33%	69%	86%	84%		74%

The accompanying notes are an integral part of these financial statements.

Annual Report  249

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Open Shares
Net asset value, beginning of period	$12.99	$15.42	$14.25	$13.92		$13.50
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.13	0.10	0.02	^	0.01
Net realized and unrealized gain (loss)	3.99	(1.11)	2.07	0.97		0.88
Total from investment operations	4.08	(0.98)	2.17	0.99		0.89
Less distributions from:
Net investment income	(0.09)	(0.16)	(0.10)	(0.01)		— (b)
Net realized gains	—	(1.29)	(0.90)	(0.65)		(0.47)
Total distributions	(0.09)	(1.45)	(1.00)	(0.66)		(0.47)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$16.98	$12.99	$15.42	$14.25		$13.92
Total Return (c)	31.42%	–6.35%	15.22%	7.06	%^	6.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$46,840	$50,981	$87,603	$105,619		$114,348
Ratios to average net assets:
Net expenses	1.04%	1.03%	1.03%	1.03	%^	1.07%
Gross expenses	1.04%	1.03%	1.03%	1.03%		1.07%
Net investment income (loss)	0.55%	0.85%	0.62%	0.17	%^	0.08%
Portfolio turnover rate	33%	69%	86%	84%		74%

The accompanying notes are an integral part of these financial statements.

250  Annual Report

Selected data for a share of capital stock outstanding	Year Ended			For the Period 11/15/16* to
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16
R6 Shares
Net asset value, beginning of period	$12.92	$15.34	$14.18	$14.77
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.17	0.14	—	^(b)
Net realized and unrealized gain (loss)	3.98	(1.10)	2.06	0.03
Total from investment operations	4.11	(0.93)	2.20	0.03
Less distributions from:
Net investment income	(0.14)	(0.20)	(0.14)	(0.03)
Net realized gains	—	(1.29)	(0.90)	(0.59)
Total distributions	(0.14)	(1.49)	(1.04)	(0.62)
Net asset value, end of period	$16.89	$12.92	$15.34	$14.18
Total Return (c)	31.79%	–6.08%	15.52%	0.17	%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,091	$1,900	$361	$140
Ratios to average net assets (d):
Net expenses	0.76%	0.75%	0.75%	0.77	%^
Gross expenses	1.20%	2.16%	8.34%	15.38%
Net investment income (loss)	0.83%	1.15%	0.91%	0.19	%^
Portfolio turnover rate	33%	69%	86%	84%

*	The inception date for the R6 Shares was November 15, 2016.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  251

LAZARD US EQUITY FOCUS PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$10.23	$12.43	$11.63	$10.97	$12.43
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.14	0.14	0.12	0.09
Net realized and unrealized gain (loss)	3.11	(0.55)	1.94	0.94	(0.69)
Total from investment operations	3.24	(0.41)	2.08	1.06	(0.60)
Less distributions from:
Net investment income	(0.23)	(0.29)	(0.21)	(0.10)	(0.10)
Net realized gains	(1.21)	(1.50)	(1.07)	(0.30)	(0.76)
Total distributions	(1.44)	(1.79)	(1.28)	(0.40)	(0.86)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$12.03	$10.23	$12.43	$11.63	$10.97
Total Return (c)	31.67%	–3.12%	18.17%	9.70%	–4.75%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,661	$60,629	$72,958	$72,151	$110,243
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.92%	0.92%	0.95%	0.94%	0.90%
Net investment income (loss)	1.07%	1.10%	1.10%	1.08%	0.77%
Portfolio turnover rate	45%	62%	74%	68%	75%

The accompanying notes are an integral part of these financial statements.

252  Annual Report

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$10.28	$12.48	$11.68	$11.01	$12.48
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.10	0.10	0.09	0.06
Net realized and unrealized gain (loss)	3.11	(0.54)	1.94	0.94	(0.71)
Total from investment operations	3.21	(0.44)	2.04	1.03	(0.65)
Less distributions from:
Net investment income	(0.19)	(0.26)	(0.17)	(0.06)	(0.06)
Net realized gains	(1.21)	(1.50)	(1.07)	(0.30)	(0.76)
Total distributions	(1.40)	(1.76)	(1.24)	(0.36)	(0.82)
Net asset value, end of period	$12.09	$10.28	$12.48	$11.68	$11.01
Total Return (c)	31.25%	–3.40%	17.75%	9.46%	–5.11%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,117	$881	$1,013	$1,376	$1,536
Ratios to average net assets:
Net expenses	1.03%	1.05%	1.05%	1.05%	1.05%
Gross expenses	2.14%	2.33%	2.30%	2.13%	1.51%
Net investment income (loss)	0.79%	0.80%	0.79%	0.80%	0.50%
Portfolio turnover rate	45%	62%	74%	68%	75%

The accompanying notes are an integral part of these financial statements.

Annual Report  253

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
R6 Shares
Net asset value, beginning of period	$10.23	$12.43	$11.63	$10.96	$12.43
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.14	0.14	0.14	0.10
Net realized and unrealized gain (loss)	3.12	(0.55)	1.94	0.93	(0.71)
Total from investment operations	3.25	(0.41)	2.08	1.07	(0.61)
Less distributions from:
Net investment income	(0.23)	(0.29)	(0.21)	(0.10)	(0.10)
Net realized gains	(1.21)	(1.50)	(1.07)	(0.30)	(0.76)
Total distributions	(1.44)	(1.79)	(1.28)	(0.40)	(0.86)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$12.04	$10.23	$12.43	$11.63	$10.96
Total Return (c)	31.76%	–3.13%	18.16%	9.81%	–4.78%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,609	$10,056	$11,394	$13,297	$12,359
Ratios to average net assets:
Net expenses	0.74%	0.75%	0.75%	0.74%	0.70%
Gross expenses	1.00%	1.01%	1.05%	1.02%	1.00%
Net investment income (loss)	1.09%	1.10%	1.12%	1.27%	0.82%
Portfolio turnover rate	45%	62%	74%	68%	75%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

254  Annual Report

LAZARD US REALTY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Institutional Shares
Net asset value, beginning of period	$16.69	$18.85	$19.37	$18.93	$19.71
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.29	0.28	0.31	0.29	0.33
Net realized and unrealized gain (loss)	4.62	(1.74)	1.18	0.72	0.55
Total from investment operations	4.91	(1.46)	1.49	1.01	0.88
Less distributions from:
Net investment income	(0.47)	(0.32)	(0.37)	(0.31)	(0.38)
Net realized gains	(2.16)	(0.38)	(1.64)	(0.26)	(1.28)
Total distributions	(2.63)	(0.70)	(2.01)	(0.57)	(1.66)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$18.97	$16.69	$18.85	$19.37	$18.93
Total Return (c)	29.73%	–7.77%	7.93%	5.31%	4.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,255	$15,715	$18,724	$19,625	$21,143
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.02%	1.05%	1.05%
Gross expenses	1.18%	1.09%	1.09%	1.12%	1.09%
Net investment income (loss)	1.46%	1.56%	1.55%	1.50%	1.64%
Portfolio turnover rate	19%	52%	32%	41%	51%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Open Shares
Net asset value, beginning of period	$16.77	$18.94	$19.44	$19.00	$19.78
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.24	0.23	0.25	0.23	0.26
Net realized and unrealized gain (loss)	4.65	(1.75)	1.20	0.72	0.56
Total from investment operations	4.89	(1.52)	1.45	0.95	0.82
Less distributions from:
Net investment income	(0.42)	(0.27)	(0.31)	(0.25)	(0.32)
Net realized gains	(2.16)	(0.38)	(1.64)	(0.26)	(1.28)
Total distributions	(2.58)	(0.65)	(1.95)	(0.51)	(1.60)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$19.08	$16.77	$18.94	$19.44	$19.00
Total Return (c)	29.42%	–8.06%	7.69%	4.99%	4.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,864	$43,946	$47,811	$59,307	$75,907
Ratios to average net assets:
Net expenses	1.27%	1.29%	1.30%	1.34%	1.32%
Gross expenses	1.38%	1.29%	1.30%	1.34%	1.32%
Net investment income (loss)	1.23%	1.27%	1.24%	1.17%	1.32%
Portfolio turnover rate	19%	52%	32%	41%	51%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

256  Annual Report

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Institutional Shares
Net asset value, beginning of period	$10.83	$14.65	$14.50	$12.86		$14.05
Income (Loss) from
investment operations:
Net investment income (loss) (a)	0.06	0.05	0.06	0.11	^	0.02
Net realized and unrealized gain (loss)	3.19	(2.00)	1.95	1.96		(0.34)
Total from investment operations	3.25	(1.95)	2.01	2.07		(0.32)
Less distributions from:
Net investment income	(0.03)	(0.04)	(0.09)	(0.09)		— (b)
Net realized gains	(0.41)	(1.83)	(1.77)	(0.34)		(0.87)
Total distributions	(0.44)	(1.87)	(1.86)	(0.43)		(0.87)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$13.64	$10.83	$14.65	$14.50		$12.86
Total Return (c)	30.00%	–13.27%	14.12%	16.28	%^	–2.14%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$108,112	$113,677	$176,975	$189,593		$171,152
Ratios to average net assets:
Net expenses	0.92%	0.87%	0.87%	0.86	%^	0.91%
Gross expenses	0.92%	0.87%	0.87%	0.90%		0.91%
Net investment income (loss)	0.46%	0.35%	0.39%	0.84	%^	0.13%
Portfolio turnover rate	90%	81%	79%	91%		91%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15
Open Shares
Net asset value, beginning of period	$10.03	$13.72	$13.68	$12.16		$13.38
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	0.01	0.01	0.06	^	(0.02)
Net realized and unrealized gain (loss)	2.95	(1.87)	1.84	1.85		(0.33)
Total from investment operations	2.96	(1.86)	1.85	1.91		(0.35)
Less distributions from:
Net investment income	—	— (b)	(0.04)	(0.05)		— (b)
Net realized gains	(0.41)	(1.83)	(1.77)	(0.34)		(0.87)
Total distributions	(0.41)	(1.83)	(1.81)	(0.39)		(0.87)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$12.58	$10.03	$13.72	$13.68		$12.16
Total Return (c)	29.51%	–13.49%	13.82%	15.92	%^	–2.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,643	$13,726	$25,973	$30,332		$36,860
Ratios to average net assets:
Net expenses	1.25%	1.18%	1.17%	1.16	%^	1.20%
Gross expenses	1.25%	1.18%	1.17%	1.20%		1.20%
Net investment income (loss)	0.11%	0.04%	0.09%	0.51	%^	–0.13%
Portfolio turnover rate	90%	81%	79%	91%		91%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.08% impact on the total return of the Institutional Shares class of the Portfolio. There was a 0.04% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

258  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements
December 31, 2019

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2019, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Developing Markets Equity, Emerging Markets Core Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend, Emerging Markets Equity, Equity Franchise, Global Equity Select, Global Listed Infrastructure, Global Strategic Equity, International Equity Advantage, International Equity Concentrated, International Equity, International Equity Select, International Equity Value, International Small Cap Equity, International Strategic Equity, International Quality Growth (formerly International Compounders), Managed Equity Volatility, US Equity Concentrated, US Equity Focus (formerly US Equity Select), US Realty Equity and US Small-Mid Cap Equity Portfolios. The financial statements of the other eight Portfolios are presented separately.

The Portfolios, other than Equity Franchise, International Equity Concentrated, International Equity Value, US Equity Concentrated and US Realty Equity Portfolios, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

Annual Report  259

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on non-US securities exchanges and in over-the-counter markets ordinarily may be completed before or after the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, non-US securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are

260  Annual Report

determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolios will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previ-

Annual Report  261

ously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from

262  Annual Report

unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2019, the Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2019, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Developing Markets Equity	$42,647,194	$71,112,306
Emerging Markets Core Equity	4,850,360	5,833,798
Emerging Markets Equity Advantage	184,175	—
Emerging Markets Equity Blend	8,976,008	42,678,261
Emerging Markets Equity	105,373,683	931,069,125
Global Equity Select	467,956	969,329
Global Listed Infrastructure	9,760,289	—
International Equity Advantage	75,577	68,530
International Equity Concentrated	782,038	1,021,466
International Equity	37,949,244	—
International Equity Select	533,184	1,238,834
International Equity Value	871,484	32,024
International Small Cap Equity	622,537	899,809
International Strategic Equity	39,848,058	—
US Equity Concentrated	1,193,025	—

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During the year ended December 31, 2019, the following Portfolios utilized realized capital loss carryovers from previous years as follows:

Portfolio	Amounts

Developing Markets Equity	$10,048,391
US Realty Equity	520,440

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2019, the following Portfolios elected to defer such losses as follows:

	Post-October	Late-Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral

International Equity Select	$—	$706
International Quality Growth	10,692	369

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Developing Markets Equity	$198,078,067	$44,490,073	$6,811,184	$37,678,889
Emerging Markets Core Equity	170,047,526	41,474,596	9,023,309	32,451,287
Emerging Markets Equity Advantage	9,216,062	1,601,909	296,608	1,305,301
Emerging Markets Equity Blend	95,261,953	11,380,257	4,267,038	7,113,219
Emerging Markets Equity	6,657,772,944	1,657,940,457	490,562,104	1,167,378,353
Equity Franchise	39,566,578	1,750,927	1,178,311	572,616
Global Equity Select	64,880,543	18,478,275	478,639	17,999,636
Global Listed Infrastructure	7,107,306,395	865,335,602	235,927,146	629,408,456
Global Strategic Equity	2,639,719	721,170	19,409	701,761
International Equity Advantage	2,337,096	273,783	74,813	198,970
International Equity Concentrated	89,216,316	9,729,740	912,696	8,817,044

264  Annual Report

		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

International Equity	$2,477,022,770	$445,159,954	$59,296,786	$385,863,168
International Equity Select	84,774,286	11,425,355	2,259,067	9,166,288
International Equity Value	12,702,269	848,533	267,948	580,585
International Quality Growth	3,028,131	898,926	15,084	883,842
International Small Cap Equity	50,939,267	8,951,089	2,474,114	6,476,975
International Strategic Equity	5,237,146,202	1,142,911,829	68,419,366	1,074,492,463
Managed Equity Volatility	31,968,276	3,045,818	434,790	2,611,028
US Equity Concentrated	1,038,658,758	290,635,728	1,823,397	288,812,331
US Equity Focus	32,367,031	12,107,755	83,062	12,024,693
US Realty Equity	36,837,447	8,018,789	835,007	7,183,782
US Small-Mid Cap Equity	106,129,775	16,177,372	1,579,719	14,597,653

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that the Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be

Annual Report  265

required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The US Equity Focus, US Realty Equity and US Small-Mid Cap Equity Portfolios intend, on their 2019 tax returns, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolios’ undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolios would otherwise be required to distribute as dividends to shareholders in order for the Portfolios to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to nonredeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolios’ shares, the total return on a shareholder’s investment is not affected by the Portfolios’ use of equalization.

REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies, expiring capital loss carryovers, certain expenses, foreign capital gains taxes, distributions in excess of current earnings, equalization, non-REIT non-taxable dividend adjustment to income, distributions redesignations, adjustments in relation to merger, return of capital distributions and distribu-

266  Annual Report

tions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

		Distributable
		Earnings
	Paid in	(Accumulated
Portfolio	Capital	Loss)

Developing Markets Equity	$(48,905)	$48,905
Emerging Markets Core Equity	(773)	773
Emerging Markets Equity Blend	(29,367)	29,367
Emerging Markets Equity	4,786,725	(4,786,725)
Global Equity Select	1,716,364	(1,716,364)
Global Listed Infrastructure	(1,043,784)	1,043,784
International Equity Advantage	(66)	66
International Equity Concentrated	2	(2)
International Equity Select	(11,002)	11,002
International Equity Value	(985)	985
International Quality Growth	(82)	82
International Small Cap Equity	(101)	101
International Strategic Equity	874,743	(874,743)
US Equity Concentrated	2,551,596	(2,551,596)
US Equity Focus	4,466,573	(4,466,573)
US Realty Equity	2,343,015	(2,343,015)
US Small-Mid Cap Equity	3,659,433	(3,659,433)

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The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2019	2018	2019	2018

Developing Markets Equity	$1,272,077	$1,841,559	$—	$—
Emerging Markets Core Equity	4,002,107	3,790,442	—	—
Emerging Markets Equity Advantage*	198,987	78,382	—	488
Emerging Markets Equity Blend	2,137,475	5,413,386	—	—
Emerging Markets Equity	194,889,049	185,398,646	—	—
Equity Franchise	2,037,956	809,383	163,734	48,488
Global Equity Select*	595,796	670,326	—	1,373,108
Global Listed Infrastructure	317,773,912	273,617,078	—	412,876,525
Global Strategic Equity	27,142	223,006	63,308	430,715
International Equity Advantage	54,002	78,886	—	27,980
International Equity Concentrated	1,609,266	1,942,491	—	460,712
International Equity	57,938,459	63,804,495	—	123,957,950
International Equity Select	2,007,181	1,887,553	—	37,977
International Equity Value	639,252	26,215	—	—
International Quality Growth	95,627	NA	—	NA
International Small Cap Equity	234,028	1,519,694	1,291,922	1,000,024
International Strategic Equity	113,944,544	80,890,347	—	386,368,003
Managed Equity Volatility	480,591	360,900	2,138	24,702
US Equity Concentrated	10,742,527	42,768,127	—	89,877,722
US Equity Focus	1,621,108	1,529,090	3,133,733	9,619,133
US Realty Equity	815,048	827,749	5,082,782	1,584,317
US Small-Mid Cap Equity	225,556	5,545,244	3,647,669	14,372,817

*	Emerging Markets Equity Advantage and Global Equity Select Portfolios had return of capital distributions of $0 and $42,175 in 2019 and $5,637 and $55,706 in 2018, respectively.

268  Annual Report

At December 31, 2019, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Developing Markets Equity	$524,233	$(113,759,500)	$37,551,204
Emerging Markets Core Equity	115,804	(10,684,158)	32,257,630
Emerging Markets Equity Advantage	15,377	(184,175)	1,305,422
Emerging Markets Equity Blend	—	(51,654,269)	7,027,576
Emerging Markets Equity	63,032,095	(1,036,442,808)	1,156,334,837
Equity Franchise	18,161	—	553,100
Global Equity Select	—	(1,437,285)	17,990,007
Global Listed Infrastructure	34,527,483	(9,760,289)	629,924,021
Global Strategic Equity	82	20,609	672,024
International Equity Advantage	255	(144,107)	199,037
International Equity Concentrated	4,302	(1,803,504)	8,782,076
International Equity	10,757,266	(37,949,244)	385,845,915
International Equity Select	(706)	(1,772,018)	9,165,265
International Equity Value	12,903	(903,508)	528,438
International Quality Growth	—	(11,061)	822,823
International Small Cap Equity	1,002,756	(1,522,346)	6,476,614
International Strategic Equity	8,245,789	(39,848,058)	1,073,195,673
Managed Equity Volatility	—	373,551	2,611,158
US Equity Concentrated	2,133	(1,193,025)	288,811,160
US Equity Focus	90,153	502,947	12,024,693
US Realty Equity	—	1,627,469	7,183,783
US Small-Mid Cap Equity	229,483	548,380	14,597,653

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly

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chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

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3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Developing Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Emerging Markets Equity Advantage	0.85
Emerging Markets Equity Blend	1.00
Emerging Markets Equity	1.00
Equity Franchise	0.80
Global Equity Select	0.65	(a)
Global Listed Infrastructure	0.90
Global Strategic Equity	0.75
International Equity Advantage	0.65
International Equity Concentrated	0.80
International Equity	0.75
International Equity Select	0.65	(b)
International Equity Value	0.80
International Quality Growth	0.75
International Small Cap Equity	0.75
International Strategic Equity	0.75
Managed Equity Volatility	0.60
US Equity Concentrated	0.70
US Equity Focus	0.55	(c)
US Realty Equity	0.75
US Small-Mid Cap Equity	0.75

(a)	From January 1, 2019 to September 26, 2019, the annual rate was 0.80%.
(b)	From January 1, 2019 to September 26, 2019, the annual rate was 0.75%.
(c)	From January 1, 2019 to October 31, 2019, the annual rate was 0.65%.

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The Investment Manager has voluntarily agreed, until May 1 of the year shown below (except as noted), to waive its fees and, if necessary, reimburse the Portfolios if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Institutional Shares	Open Shares	R6 Shares		Year

Developing Markets Equity	1.25%	1.50%	N/A	%	2020	(a)
Emerging Markets Core Equity	1.25	1.50	1.20		2020	(b)
Emerging Markets Equity Advantage	1.10	1.35	N/A		2020	(c)
Emerging Markets Equity Blend	1.25	1.50	N/A		2020	(a)
Emerging Markets Equity	1.20	1.45	1.15		2020	(d)
Equity Franchise	0.95	1.20	N/A		2020
Global Equity Select	0.90	1.15	N/A		2020	(e)
Global Listed Infrastructure	1.20	1.45	N/A		2029	(f)
Global Strategic Equity	1.00	1.25	N/A		2020	(g)
International Equity Advantage	0.90	1.15	N/A		2020	(h)
International Equity Concentrated	0.95	1.20	N/A		2020	(i)
International Equity	0.85	1.10	0.80		2020	(j)
International Equity Select	0.90	1.15	N/A		2020	(e),	(t)
International Equity Value	0.95	1.20	N/A		2020	(k)
International Quality Growth	0.85	1.10	N/A		2020	(l)
International Small Cap Equity	1.13	1.38	N/A		2020	(m)
International Strategic Equity	1.05	1.30	1.00		2020	(n)
Managed Equity Volatility	0.75	1.00	N/A		2020	(o)
US Equity Concentrated	0.90	1.15	0.85		2020	(p),	(u)
US Equity Focus	0.70	0.95	0.70		2020	(q)
US Realty Equity	1.00	1.25	N/A		2029	(r)
US Small-Mid Cap Equity	1.15	1.40	N/A		2020	(s)

(a)	From January 1, 2019 to September 9, 2019, annual rates were 1.25% and 1.55%, respectively.
(b)	From January 1, 2019 to September 9, 2019, annual rates were 1.25%, 1.55% and 1.20%, respectively.
(c)	From January 1, 2019 to September 9, 2019, annual rates were 1.10% and 1.40%, respectively.
(d)	From January 1, 2019 to September 9, 2019, annual rates were 1.20%, 1.50% and 1.15% respectively.
(e)	From January 1, 2019 to September 9, 2019, annual rates were 1.05% and 1.35%, respectively, and from September 9, 2019 to September 26, 2019, annual rates were 1.05% and 1.30%, respectively.

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(f)	From January 1, 2019 to September 9, 2019, annual rates were 1.20% and 1.50%, respectively. Agreement is until May 1, 2029.
(g)	From January 1, 2019 to September 9, 2019 annual rates were 1.00% and 1.30%, respectively.
(h)	From January 1, 2019 to September 9, 2019, annual rates were 0.90% and 1.20%, respectively.
(i)	From January 1, 2019 to September 9, 2019, annual rates were 0.95% and 1.25%, respectively.
(j)	From January 1, 2019 to September 9, 2019, annual rates were 0.85%, 1.15% and 0.80%, respectively.
(k)	Agreement is until October 31, 2020.
(l)	Agreement is until December 31, 2020.
(m)	From January 1, 2019 to September 9, 2019, annual rates were 1.13%, 1.43%, respectively.
(n)	From January 1, 2019 to September 9, 2019, annual rates were 1.05%, 1.35% and 1.00%, respectively.
(o)	From January 1, 2019 to September 9, 2019, annual rates were 0.75%, 1.05%, respectively.
(p)	From January 1, 2019 to September 9, 2019, annual rates were 0.90%, 1.20% and 0.85%, respectively.
(q)	From January 1, 2019 to September 9, 2019, annual rates were 0.75%, 1.05% and 0.75%, respectively, and from September 9, 2019 to October 31, 2019, annual rates were 0.75%, 1.00% and 0.75%.
(r)	From January 1, 2019 to September 9, 2019, annual rates were 1.00% and 1.30%, respectively. Agreement is until May 1, 2029.
(s)	From January 1, 2019 to September 9, 2019, annual rates were 1.15% and 1.45%, respectively.
(t)	Agreement extends from May 1, 2020 through May 1, 2029 at levels of 1.15%, 1.40% and 1.10% respectively.
(u)	Agreement extends from May 1, 2020 through May 1, 2029 at levels of 1.10%, 1.35% and 1.05% respectively.

In addition, until May 1, 2020, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2019, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Developing Markets Equity	$—	$—	$7,647	$—
Emerging Markets Core Equity	—	—	7,227	—
Emerging Markets Equity Advantage	67,612	98,832	8,527	20,888
Emerging Markets Equity Blend	3,065	—	15,418	—
Equity Franchise	114,357	—	1,838	8,729
Global Equity Select	50,192	—	7,014	2,757
Global Strategic Equity	21,608	124,504	1,043	15,601
International Equity Advantage	14,610	153,910	687	16,781
International Equity Concentrated	80,268	—	3,370	6,905
International Equity Select	20,748	—	9,456	—

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	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

International Equity Value	$172,123	$50,712	$676	$5,632
International Quality Growth	25,977	221,218	52	3,731
International Small Cap Equity	4,842	—	7,225	—
Managed Equity Volatility	154,337	2,512	1,269	8,832
US Equity Focus	107,112	—	6,408	4,949
US Realty Equity	31,410	—	51,172	—

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

Emerging Markets Core Equity	$5,377	$5,664
International Equity	23,045	—
International Strategic Equity	10,414	—
US Equity Concentrated	9,633	—
US Equity Focus	29,636	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and

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mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent. During the year ended December 31, 2019, DST waived $12,199 and $12,195 of its fees for the International Equity Value Portfolio and International Quality Growth Portfolio, respectively.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2019, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $23,000 to the Audit Committee Chair. Effective January 1, 2020, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $237,000, (2) an additional annual fee of $33,700 to the lead Independent Director, and (3) an additional annual fee of $23,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the active Portfolios in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated

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based upon each active Portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

Portfolio	Purchases	Sales

Developing Markets Equity	$127,825,091	$169,311,966
Emerging Markets Core Equity	40,864,904	84,911,189
Emerging Markets Equity Advantage	11,134,687	5,119,799
Emerging Markets Equity Blend	108,761,682	343,579,202
Emerging Markets Equity	1,658,561,483	3,906,245,291
Equity Franchise	53,471,988	25,316,440
Global Equity Select	26,210,886	17,686,374
Global Listed Infrastructure	3,078,774,484	2,035,837,947
Global Strategic Equity	1,440,897	1,428,313
International Equity Advantage	1,542,437	1,554,345
International Equity Concentrated	84,366,485	55,024,387
International Equity	978,680,482	966,052,853
International Equity Select	41,434,881	35,571,741
International Equity Value	20,494,440	29,936,987
International Quality Growth	3,467,144	625,551
International Small Cap Equity	20,676,272	30,184,136
International Strategic Equity	2,145,404,622	2,444,412,574
Managed Equity Volatility	35,856,089	26,354,220
US Equity Concentrated	396,980,058	508,854,364
US Equity Focus	30,721,101	77,934,290
US Realty Equity	11,513,493	42,731,827
US Small-Mid Cap Equity	106,423,634	146,952,347

For the year ended December 31, 2019, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

At December 31, 2019, the Investment Manager owned 26.10%, 94.71%, 89.89% and 93.87% of the outstanding shares of the Emerging Markets Equity Advantage, Global Strategic Equity,

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International Equity Advantage and International Quality Growth Portfolios, respectively.

Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated persons” to include a portfolio company in which a Portfolio owns 5% or more of the outstanding voting securities. Investments in “affiliated persons” for the Emerging Markets Equity Portfolio for the year ended December 31, 2019 were as follows:

	Value at	Purchase	Sales	Realized
Issue	December 31, 2018	cost	proceeds	gain (loss)

Emerging Markets Equity
Imperial Logistics, Ltd.*	$34,041,858	$116,679	$(29,354,163)	$(13,312,722)
Weichai Power Co., Ltd., Class H*	134,116,483	2,666,123	(61,244,988)	15,717,479
Total Securities	$168,158,341	$2,782,802	$(90,599,151)	$2,404,757

	Change in unrealized		Shares at	Values at
Issue	appreciation (depreciation)	Dividend income	December 31, 2019	December 31, 2019

Emerging Markets Equity
Imperial Logistics, Ltd.*	$8,508,348	$485,533	—	$—
Weichai Power Co., Ltd., Class H*	82,952,060	5,285,634	82,336,288	174,207,157
Total Securities	$91,460,408	$5,771,167	82,336,288	$174,207,157

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date.

6. Line of Credit

The Fund has a Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. From January 1, 2019 through December 12, 2019, the Agreement provided for a $50 million commitment; effective December 13, 2019, the commitment was increased to $100 million. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears.

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The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2019, the following Portfolios had borrowings under the Agreement as follows:

			Weighted	Number
	Average	Maximum	Average	of Days
	Daily Loan	Daily Loan	Interest	Borrowings
Portfolio	Balance*	Outstanding	Rate	were Outstanding

Developing Markets Equity	$4,776,000	$13,375,000	3.44%	5
Emerging Markets Core Equity	5,790,385	16,160,000	3.16	13
Emerging Markets Equity Advantage	32,625	62,000	2.93	8
Emerging Markets Equity Blend	19,499,743	47,672,499	3.42	6
Equity Franchise	100,000	105,000	3.36	5
International Equity Concentrated	330,000	330,000	3.51	1
International Equity Value	5,200,000	5,200,000	4	1
International Small Cap Equity	319,154	1,230,000	3.17	13
International Strategic Equity	23,535,000	23,535,000	2.72%	1
US Equity Focus	255,000	255,000	3.48	1
US Realty Equity	608,667	3,105,000	2.96	36

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and

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political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. For Portfolios other than the Global Listed Infrastructure Portfolio, the Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Infrastructure Companies Risk—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to: regula-

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tion by various government authorities, including rate regulation; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; general changes in market sentiment towards infrastructure and utilities assets; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; and technological innovations that may render existing plants, equipment or products obsolete.

(e) Sector Risk—Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector, such as information technology companies or companies in the financials sector, and the Portfolio would be expected to be affected by developments in that sector. Information technology companies generally operate in intensely competitive markets on a worldwide basis. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include changes in consumer preferences, competition for qualified personnel, the effects of economic slowdowns, dependence on intellectual property rights and the impact of government regulation.

Companies in the financials sector can be significantly affected by, among other things: government regulation; changes in interest rates and/or monetary policy and general economic conditions; the availability and cost of capital; capital requirements; decreased liquidity in credit markets; and the rate of defaults on corporate, consumer and government debt. Deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including the US and international credit and interbank markets generally, which could affect a wide range of financial institutions and markets. In addition, companies in the financials sector are often more highly leveraged than other companies,

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making them inherently riskier.

(f) Realty Companies, Real Estate Investments and REITs Risk—Portfolios that invest in Realty Companies (as defined in the Fund’s prospectus), Real Estate Investments and/or REITs could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by a Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of a Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies and Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITs are subject to similar risks as Real Estate Investments and Realty Companies. The risks related to investments in Real Estate Investments and Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect a Portfolio’s ability

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to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(g) Non-Diversification Risk—A Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(h) Forward Currency Contracts Risk—Forward currency contracts may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2019:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Developing Markets Equity Portfolio
Common Stocks*
Brazil	$3,966,083	$14,361,248	$—	$18,327,331
Canada	3,619,253	—	—	3,619,253
China	29,659,557	32,699,588	—	62,359,145
Colombia	6,495,190	—	—	6,495,190
Hong Kong	—	4,626,891	—	4,626,891
India	13,595,210	9,512,133	—	23,107,343
Indonesia	—	4,460,128	—	4,460,128
Macau	—	1,611,794	—	1,611,794
Mexico	3,506,060	—	—	3,506,060
Peru	5,595,728	—	—	5,595,728
Philippines	—	4,633,213	—	4,633,213
Portugal	—	4,673,819	—	4,673,819
Russia	7,503,547	11,975,725	—	19,479,272
South Africa	—	9,284,675	—	9,284,675
South Korea	—	27,158,195	—	27,158,195
Taiwan	3,017,245	20,897,434	—	23,914,679
United Kingdom	—	4,140,246	—	4,140,246
Preferred Stocks*
Brazil	4,608,024	—	—	4,608,024
Short-Term Investments	4,155,970	—	—	4,155,970
Total	$85,721,867	$150,035,089	$—	$235,756,956

284  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Emerging Markets Core Equity Portfolio
Common Stocks*
Brazil	$4,440,557	$17,506,516	$—	$21,947,073
Canada	2,140,591	—	—	2,140,591
China	20,664,418	42,038,767	—	62,703,185
Colombia	2,258,444	—	—	2,258,444
Hong Kong	—	4,091,277	—	4,091,277
Hungary	—	1,583,935	—	1,583,935
India	9,087,078	9,757,589	—	18,844,667
Indonesia	1,579,328	2,504,356	—	4,083,684
Luxembourg	2,813,805	—	—	2,813,805
Mexico	6,030,986	—	—	6,030,986
Peru	1,906,448	—	—	1,906,448
Philippines	—	4,323,923	—	4,323,923
Poland	—	1,349,619	—	1,349,619
Portugal	—	1,870,698	—	1,870,698
Russia	880,385	10,250,921	—	11,131,306
South Africa	—	6,995,142	—	6,995,142
South Korea	—	21,804,106	—	21,804,106
Taiwan	11,413,048	7,059,984	—	18,473,032
Thailand	—	2,059,923	—	2,059,923
United Kingdom	3,070,950	—	—	3,070,950
Preferred Stocks*
Brazil	1,450,714	—	—	1,450,714
Short-Term Investments	1,565,143	—	—	1,565,143
Total	$69,301,895	$133,196,756	$—	$202,498,651

Annual Report  285

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Emerging Markets Equity Advantage Portfolio
Common Stocks*
Argentina	$18,453	$—	$—	$18,453
Brazil	—	504,674	—	504,674
China	828,868	2,906,217	—	3,735,085
Colombia	37,924	—	—	37,924
Greece	—	47,327	—	47,327
Hong Kong	—	63,224	—	63,224
Hungary	—	17,320	—	17,320
India	598,320	226,544	—	824,864
Indonesia	62,301	260,694	—	322,995
Malaysia	—	129,116	—	129,116
Mexico	269,409	—	—	269,409
Philippines	—	209,632	—	209,632
Poland	—	162,732	—	162,732
Russia	—	566,421	—	566,421
South Africa	19,188	338,278	—	357,466
South Korea	40,625	1,365,239	—	1,405,864
Taiwan	669,660	671,756	—	1,341,416
Thailand	—	247,051	—	247,051
Turkey	35,069	64,071	—	99,140
United States	25,925	—	—	25,925
Preferred Stocks*
Brazil	88,761	—	—	88,761
Short-Term Investments	46,564	—	—	46,564
Total	$2,741,067	$7,780,296	$—	$10,521,363

286  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Emerging Markets Equity Blend Portfolio
Common Stocks*
Brazil	$2,036,583	$4,162,832	$—	$6,199,415
Canada	1,178,662	—	—	1,178,662
Chile	234,680	—	—	234,680
China	9,694,622	16,283,878	—	25,978,500
Colombia	2,240,473	—	—	2,240,473
Egypt	—	1,122,861	—	1,122,861
Estonia	—	108,976	—	108,976
Georgia	—	530,960	—	530,960
Greece	—	391,136	—	391,136
Hong Kong	—	1,693,721	—	1,693,721
Hungary	—	1,158,316	—	1,158,316
India	2,868,281	7,685,736	—	10,554,017
Indonesia	848,730	3,626,916	—	4,475,646
Kenya	—	236,278	—	236,278
Kuwait	—	222,570	—	222,570
Malaysia	—	276,584	—	276,584
Mexico	3,608,321	—	—	3,608,321
Oman	—	217,892	—	217,892
Pakistan	—	218,262	—	218,262
Philippines	—	741,553	—	741,553
Poland	—	141,963	—	141,963
Russia	5,874,610	2,297,646	—	8,172,256
South Africa	—	837,498	—	837,498
South Korea	—	14,112,011	—	14,112,011
Taiwan	1,142,192	7,480,004	—	8,622,196
Turkey	883,565	—	—	883,565
Ukraine	—	181,692	—	181,692
United Kingdom	—	475,766	—	475,766
Preferred Stocks*
Brazil	1,588,697	—	—	1,588,697
Short-Term Investments	5,970,705	—	—	5,970,705
Total	$38,170,121	$64,205,051	$—	$102,375,172

Annual Report  287

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$49,194,040	$658,597,144	$—	$707,791,184
China	434,431,120	1,175,790,120	—	1,610,221,240
Egypt	—	94,784,875	—	94,784,875
Hong Kong	—	104,112,528	—	104,112,528
Hungary	—	175,221,826	—	175,221,826
India	72,321,033	738,904,603	—	811,225,636
Indonesia	118,255,335	239,330,842	—	357,586,177
Luxembourg	60,467,968	—	—	60,467,968
Malaysia	—	23,817,421	—	23,817,421
Mexico	290,054,649	—	—	290,054,649
Pakistan	—	58,668,963	—	58,668,963
Portugal	—	63,119,814	—	63,119,814
Russia	100,705,692	624,120,891	—	724,826,583
South Africa	—	532,093,088	—	532,093,088
South Korea	—	1,181,895,290	—	1,181,895,290
Taiwan	—	361,726,012	—	361,726,012
Thailand	—	113,281,841	—	113,281,841
Turkey	—	200,617,907	—	200,617,907
United Kingdom	—	91,814,063	—	91,814,063
Short-Term Investments	261,824,062	—	—	261,824,062
Total	$1,387,253,899	$6,437,897,228	$—	$7,825,151,127

Lazard Equity Franchise Portfolio
Common Stocks*
Belgium	$—	$2,406,088	$—	$2,406,088
France	155,002	418,564	—	573,566
Germany	—	1,882,753	—	1,882,753
Hong Kong	—	660,981	—	660,981
Italy	—	1,600,332	—	1,600,332
Luxembourg	—	1,208,427	—	1,208,427
Spain	—	415,228	—	415,228
United Kingdom	—	1,776,644	—	1,776,644
United States	29,282,862	—	—	29,282,862
Short-Term Investments	332,313	—	—	332,313
Total	$29,770,177	$10,369,017	$—	$40,139,194

288  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Global Equity Select Portfolio
Common Stocks*
Belgium	$—	$638,792	$—	$638,792
Canada	4,408,755	—	—	4,408,755
China	760,378	1,419,323	—	2,179,701
Germany	—	990,704	—	990,704
Hong Kong	—	2,385,324	—	2,385,324
Israel	—	983,692	—	983,692
Japan	—	4,829,558	—	4,829,558
Netherlands	932,180	2,088,564	—	3,020,744
Singapore	—	1,131,853	—	1,131,853
South Africa	—	1,232,606	—	1,232,606
Sweden	—	2,631,149	—	2,631,149
Switzerland	—	3,673,560	—	3,673,560
Taiwan	1,096,696	—	—	1,096,696
United Kingdom	1,056,218	8,667,386	—	9,723,604
United States	41,636,039	—	—	41,636,039
Short-Term Investments	2,317,403	—	—	2,317,403
Total	$52,207,669	$30,672,511	$—	$82,880,180

Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$333,040,725	$—	$333,040,725
Canada	72,764,081	—	—	72,764,081
France	—	551,516,543	—	551,516,543
Germany	—	205,801,095	—	205,801,095
Hong Kong	—	299,364,264	—	299,364,264
Italy	—	1,813,141,789	—	1,813,141,789
Luxembourg	—	255,862,642	—	255,862,642
Portugal	—	65,523,570	—	65,523,570
Spain	—	369,367,308	—	369,367,308
United Kingdom	—	1,677,300,172	—	1,677,300,172
United States	1,549,665,247	—	—	1,549,665,247
Short-Term Investments	543,684,541	—	—	543,684,541
Other Financial
Instruments†
Forward Currency Contracts	—	419,674	—	419,674
Total	$2,166,113,869	$5,571,337,782	$—	$7,737,451,651
Liabilities:
Other Financial
Instruments†
Forward Currency Contracts	$—	$(59,666,469)	$—	$(59,666,469)

Annual Report  289

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Global Strategic Equity Portfolio
Common Stocks*
Canada	$212,141	$—	$—	$212,141
China	63,842	43,415	—	107,257
Denmark	—	45,184	—	45,184
France	—	200,403	—	200,403
Germany	—	155,635	—	155,635
Hong Kong	—	63,130	—	63,130
India	47,211	—	—	47,211
Ireland	48,974	—	—	48,974
Israel	—	45,913	—	45,913
Japan	—	207,136	—	207,136
Netherlands	—	48,690	—	48,690
New Zealand	—	34,660	—	34,660
South Africa	—	24,946	—	24,946
South Korea	—	53,964	—	53,964
Spain	—	26,376	—	26,376
Switzerland	—	109,243	—	109,243
Taiwan	—	29,452	—	29,452
United Kingdom	—	237,291	—	237,291
United States	1,611,842	—	—	1,611,842
Short-Term Investments	32,032	—	—	32,032
Total	$2,016,042	$1,325,438	$—	$3,341,480

290  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

International Equity Advantage Portfolio
Common Stocks*
Australia	$—	$170,592	$—	$170,592
Austria	—	25,404	—	25,404
Belgium	—	4,754	—	4,754
China	—	14,034	—	14,034
Denmark	—	82,712	—	82,712
Finland	—	1,826	—	1,826
France	—	244,044	—	244,044
Germany	—	183,583	—	183,583
Hong Kong	—	68,550	—	68,550
Ireland	4,704	5,209	—	9,913
Israel	13,640	11,607	—	25,247
Italy	—	77,908	—	77,908
Japan	56,020	567,486	—	623,506
Luxembourg	—	2,296	—	2,296
Macau	—	10,339	—	10,339
Netherlands	—	85,159	—	85,159
Norway	—	12,603	—	12,603
Russia	—	3,660	—	3,660
Singapore	—	9,988	—	9,988
Spain	—	95,938	—	95,938
Sweden	—	54,789	—	54,789
Switzerland	—	249,776	—	249,776
United Kingdom	—	419,342	—	419,342
United States	—	5,088	—	5,088
Preferred Stocks*
Germany	—	14,913	—	14,913
Short-Term Investments	40,102	—	—	40,102
Total	$114,466	$2,421,600	$—	$2,536,066

Annual Report  291

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

International Equity Concentrated Portfolio
Common Stocks*
Brazil	$—	$2,104,545	$—	$2,104,545
Canada	5,932,314	—	—	5,932,314
China	—	7,488,711	—	7,488,711
France	—	12,602,628	—	12,602,628
Germany	—	15,373,002	—	15,373,002
Ireland	2,481,553	—	—	2,481,553
Japan	—	10,648,553	—	10,648,553
Luxembourg	—	1,185,454	—	1,185,454
Mexico	7,144,953	—	—	7,144,953
Norway	—	3,257,250	—	3,257,250
South Korea	—	4,805,809	—	4,805,809
Switzerland	—	3,780,777	—	3,780,777
United Kingdom	—	6,321,149	—	6,321,149
United States	6,784,329	—	—	6,784,329
Preferred Stocks*
Germany	—	4,239,881	—	4,239,881
Short-Term Investments	3,882,452	—	—	3,882,452
Total	$26,225,601	$71,807,759	$—	$98,033,360

292  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

International Equity Portfolio
Common Stocks*
Australia	$—	$37,205,765	$—	$37,205,765
Canada	157,059,058	—	—	157,059,058
China	—	45,548,873	—	45,548,873
Denmark	—	43,224,893	—	43,224,893
Finland	—	68,734,038	—	68,734,038
France	—	377,293,096	—	377,293,096
Germany	—	150,459,262	—	150,459,262
Hong Kong	11,064,174	—	—	11,064,174
Indonesia	—	10,939,076	—	10,939,076
Ireland	40,628,174	—	—	40,628,174
Israel	—	32,616,799	—	32,616,799
Japan	—	462,094,537	—	462,094,537
Luxembourg	—	19,513,465	—	19,513,465
Mexico	12,168,461	—	—	12,168,461
Netherlands	—	189,273,796	—	189,273,796
Norway	—	101,847,664	—	101,847,664
Singapore	—	75,092,957	—	75,092,957
South Korea	—	73,109,078	—	73,109,078
Spain	—	23,921,037	—	23,921,037
Sweden	—	105,748,756	—	105,748,756
Switzerland	—	149,462,520	—	149,462,520
United Arab Emirates	—	15,859,519	—	15,859,519
United Kingdom	—	339,047,472	—	339,047,472
United States	140,843,432	34,887,837	—	175,731,269
Preferred Stocks*
Germany	—	73,703,711	—	73,703,711
Short-Term Investments	71,553,323	—	—	71,553,323
Total	$433,316,622	$2,429,584,151	$—	$2,862,900,773

Annual Report  293

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

International Equity Select Portfolio
Common Stocks*
Australia	$—	$1,112,681	$—	$1,112,681
Brazil	—	2,600,911	—	2,600,911
Canada	3,565,220	—	—	3,565,220
China	936,643	5,612,846	—	6,549,489
Denmark	—	2,491,890	—	2,491,890
Finland	—	2,842,472	—	2,842,472
France	—	10,904,561	—	10,904,561
Germany	—	4,342,975	—	4,342,975
Hong Kong	374,934	—	—	374,934
India	1,203,729	—	—	1,203,729
Indonesia	813,903	482,436	—	1,296,339
Ireland	1,138,667	—	—	1,138,667
Japan	—	12,174,418	—	12,174,418
Mexico	1,133,750	—	—	1,133,750
Netherlands	—	5,113,759	—	5,113,759
Norway	—	3,127,703	—	3,127,703
Singapore	—	1,703,933	—	1,703,933
South Africa	—	1,200,058	—	1,200,058
South Korea	—	2,175,667	—	2,175,667
Spain	—	669,696	—	669,696
Sweden	—	1,433,501	—	1,433,501
Switzerland	—	5,994,460	—	5,994,460
Taiwan	—	1,529,839	—	1,529,839
Thailand	—	520,148	—	520,148
United Kingdom	—	7,678,824	—	7,678,824
United States	6,690,944	943,000	—	7,633,944
Preferred Stocks*
Germany	—	2,080,799	—	2,080,799
Short-Term Investments	1,346,372	—	—	1,346,372
Total	$17,204,162	$76,736,577	$—	$93,940,739

294  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

International Equity Value Portfolio
Common Stocks*
Austria	$—	$378,427	$—	$378,427
France	—	2,243,885	—	2,243,885
Ireland	376,197	—	—	376,197
Italy	—	845,730	—	845,730
Japan	491,436	1,868,634	—	2,360,070
Mexico	442,043	—	—	442,043
Netherlands	—	911,564	—	911,564
South Korea	—	640,601	—	640,601
Spain	—	568,238	—	568,238
Switzerland	—	393,830	—	393,830
United Kingdom	—	2,508,044	—	2,508,044
United States	434,848	365,853	—	800,701
Preferred Stocks*
Germany	—	542,044	—	542,044
Short-Term Investments	271,480	—	—	271,480
Total	$2,016,004	$11,266,850	$—	$13,282,854

Lazard International Quality Growth Portfolio
Common Stocks*
Canada	$520,028	$—	$—	$520,028
China	86,749	120,596	—	207,345
Denmark	—	252,641	—	252,641
France	—	85,836	—	85,836
Germany	—	294,903	—	294,903
India	155,890	—	—	155,890
Israel	70,793	—	—	70,793
Japan	—	311,520	—	311,520
Netherlands	—	177,911	—	177,911
Norway	—	73,818	—	73,818
Philippines	—	29,782	—	29,782
South Africa	—	154,549	—	154,549
Spain	—	65,462	—	65,462
Sweden	—	240,585	—	240,585
Switzerland	—	248,045	—	248,045
Taiwan	131,829	—	—	131,829
United Kingdom	—	643,941	—	643,941
United States	133,097	59,688	—	192,785
Short-Term Investments	54,310	—	—	54,310
Total	$1,152,696	$2,759,277	$—	$3,911,973

Annual Report  295

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$1,724,185	$—	$1,724,185
Belgium	—	2,905,652	—	2,905,652
Canada	2,794,089	—	—	2,794,089
China	—	666,009	—	666,009
Denmark	—	753,198	—	753,198
Finland	—	1,454,353	—	1,454,353
France	—	1,139,011	—	1,139,011
Germany	—	5,918,869	—	5,918,869
Greece	—	461,710	—	461,710
India	—	308,922	—	308,922
Ireland	—	1,847,991	—	1,847,991
Israel	—	590,886	—	590,886
Italy	—	2,139,158	—	2,139,158
Japan	—	15,528,374	—	15,528,374
Jersey	—	889,413	—	889,413
Luxembourg	—	604,962	—	604,962
Netherlands	—	1,627,202	—	1,627,202
New Zealand	—	1,068,391	—	1,068,391
Norway	—	465,548	—	465,548
Singapore	—	601,684	—	601,684
Spain	—	640,341	—	640,341
Sweden	—	4,113,520	—	4,113,520
Switzerland	—	583,727	—	583,727
United Kingdom	—	8,101,933	—	8,101,933
Short-Term Investments	487,114	—	—	487,114
Total	$3,281,203	$54,135,039	$—	$57,416,242

296  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

International Strategic Equity Portfolio
Common Stocks*
Canada	$545,360,383	$—	$—	$545,360,383
China	71,595,203	180,367,344	—	251,962,547
Denmark	—	188,002,410	—	188,002,410
Finland	—	104,191,034	—	104,191,034
France	—	812,820,276	—	812,820,276
Germany	—	319,558,708	—	319,558,708
Hong Kong	29,220,928	132,859,708	—	162,080,636
India	—	67,217,493	—	67,217,493
Ireland	129,438,168	—	—	129,438,168
Israel	—	101,561,313	—	101,561,313
Italy	—	60,738,607	—	60,738,607
Japan	—	790,256,126	—	790,256,126
Mexico	49,269,531	—	—	49,269,531
Norway	—	108,896,473	—	108,896,473
Philippines	—	43,899,515	—	43,899,515
Singapore	—	128,682,970	—	128,682,970
South Korea	—	73,265,530	—	73,265,530
Spain	—	34,153,487	—	34,153,487
Sweden	—	74,712,020	—	74,712,020
Switzerland	—	582,136,844	—	582,136,844
United Kingdom	—	862,442,699	—	862,442,699
United States	521,428,953	—	—	521,428,953
Preferred Stocks*
Germany	—	194,391,858	—	194,391,858
Short-Term Investments	105,152,719	—	—	105,152,719
Total	$1,451,465,885	$4,860,154,415	$—	$6,311,620,300

Annual Report  297

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$1,722,138	$—	$1,722,138
Belgium	—	157,846	—	157,846
Canada	3,021,748	—	—	3,021,748
Denmark	—	252,893	—	252,893
France	—	367,789	—	367,789
Germany	—	461,593	—	461,593
Hong Kong	—	77,848	—	77,848
Israel	—	314,432	—	314,432
Italy	—	465,305	—	465,305
Japan	—	4,650,485	—	4,650,485
Netherlands	—	346,030	—	346,030
Norway	—	347,568	—	347,568
Puerto Rico	84,487	—	—	84,487
Singapore	—	98,475	—	98,475
Spain	—	461,807	—	461,807
Sweden	—	253,104	—	253,104
Switzerland	—	1,611,688	—	1,611,688
United Kingdom	—	1,267,075	—	1,267,075
United States	18,320,592	—	—	18,320,592
Short-Term Investments	296,401	—	—	296,401
Total	$21,723,228	$12,856,076	$—	$34,579,304

US Equity Concentrated Portfolio
Common Stocks*	$1,268,858,540	$—	$—	$1,268,858,540
Short-Term Investments	58,612,549	—	—	58,612,549
Total	$1,327,471,089	$—	$—	$1,327,471,089

US Equity Focus Portfolio
Common Stocks*	$42,471,671	$—	$—	$42,471,671
Short-Term Investments	1,920,052	—	—	1,920,052
Total	$44,391,723	$—	$—	$44,391,723

US Realty Equity Portfolio
Common Stocks*	$1,058,858	$—	$—	$1,058,858
Real Estate Investment Trusts*	42,361,550	—	—	42,361,550
Short-Term Investments	600,821	—	—	600,821
Total	$44,021,229	$—	$—	$44,021,229

US Small-Mid Cap Equity Portfolio
Common Stocks*	$120,727,428	$—	$—	$120,727,428

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

298  Annual Report

10. Derivative Instruments

The Global Listed Infrastructure Portfolio may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the year ended December 31, 2019, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$112,000,000	#
Average amounts sold	4,968,200,000

#	Represents average monthly notional exposure for the eleven months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$419,674

Liabilities – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$59,666,469

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was:

Net Realized Gain – (Loss) from:	Total
Forward currency contracts	$165,043,810

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$(60,182,524)

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2019.

Annual Report  299

As of December 31, 2019, the Global Listed Infrastructure Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2019:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$419,674	$—	$419,674

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
BNP Paribas SA	$8,268	$(8,268)	$—	$—
HSBC Bank USA NA	411,406	(411,406)	—	—
Total	$419,674	$(419,674)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$59,666,469	$—	$59,666,469

300  Annual Report

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
BNP Paribas SA	$8,573,998	$(8,268)	$—	$8,565,730
Canadian Imperial Bank of Commerce	7,673,882	—	—	7,673,882
Citibank NA	3,934,362	—	—	3,934,362
HSBC Bank USA NA	15,887,393	(411,406)	—	15,475,987
Royal Bank of Canada	7,660,410	—	—	7,660,410
Standard Chartered Bank	1,770,736	—	—	1,770,736
State Street Bank and Trust Co.	10,658,705	—	—	10,658,705
The Bank of New York Mellon Corp.	3,506,983	—	—	3,506,983
Total	$59,666,469	$(419,674)	$—	$59,246,795

11. Subsequent Events

Management has evaluated subsequent events affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

For the period from January 1, 2020 to February 25, 2020, there were additional net capital redemptions of $10,154,365 from Lazard International Equity Value Portfolio and of $51,711,186 from Lazard Global Equity Select Portfolio.

Annual Report  301

The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Quality Growth Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Value Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard US Realty Equity Portfolio, and Lazard US Small-Mid Cap Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Quality Growth Portfolio (formerly Lazard International Compounders Portfolio), Lazard International Equity Advantage Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Value Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio (formerly Lazard US Equity Select Portfolio), Lazard US Realty Equity Portfolio, and Lazard US Small-Mid Cap Equity Portfolio, including the portfolios of investments, (collectively the

302  Annual Report

“Portfolios”), twenty-two of the portfolios constituting The Lazard Funds, Inc. (the “Fund”), as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Portfolios except for Lazard International Quality Growth Portfolio, Lazard International Equity Value Portfolio, Lazard Equity Franchise Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard International Equity Advantage Portfolio, and Lazard Managed Equity Volatility Portfolio which are indicated in the table below, and the related notes to the financial statements. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above, as of December 31, 2019, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Annual Report  303

Portfolio Name	Statements of Changes in Net Assets	Financial Highlights
Lazard International Quality Growth Portfolio (formerly Lazard International Compounders Portfolio)	For the year ended December 31, 2019 and for the period from December 31, 2018 (commencement of operations) through December 31, 2018	For the year ended December 31, 2019 and for the period from December 31, 2018 (commencement of operations) through December 31, 2018
Lazard International Equity Value Portfolio	For the year ended December 31, 2019 and for the period from October 31, 2018 (commencement of operations) through December 31, 2018	For the year ended December 31, 2019 and for the period from October 31, 2018 (commencement of operations) through December 31, 2018
Lazard Equity Franchise Portfolio	For the years ended December 31, 2019, and 2018	For the years ended December 31, 2019, 2018 and for the period from September 29, 2017 (commencement of operations) through December 31, 2017
Lazard Emerging Markets Equity Advantage Portfolio Lazard International Equity Advantage Portfolio Lazard Managed Equity Volatility Portfolio	For the years ended December 31, 2019, and 2018	For the years ended December 31, 2019, 2018, 2017 and 2016 and for the period from May 29, 2015 (commencement of operations) through December 31, 2015

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

304  Annual Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 25, 2020

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

Annual Report  305

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007–present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp., a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

306  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2020, 35 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.
The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report  307

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Shari L. Soloway (1981)	Assistant Secretary (November 2015)

Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)) of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

308  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2019

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2019:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Developing Markets Equity	100.00%
Emerging Markets Core Equity	—
Emerging Markets Equity Advantage	100.00
Emerging Markets Equity Blend	100.00
Emerging Markets Equity	100.00
Equity Franchise	41.58
Global Equity Select	100.00
Global Listed Infrastructure	93.96
Global Strategic Equity	100.00
International Equity Advantage	100.00
International Equity Concentrated	100.00
International Equity	13.60
International Equity Select	100.00
International Equity Value	100.00
International Quality Growth	54.28
International Small Cap Equity	100.00
International Strategic Equity	100.00
Managed Equity Volatility	—
US Equity Concentrated	100.00
US Equity Focus	78.36
US Realty Equity	2.16
US Small-Mid Cap Equity	100.00

Annual Report  309

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Developing Markets Equity	—%
Emerging Markets Core Equity	—
Emerging Markets Equity Advantage	0.22
Emerging Markets Equity Blend	—
Emerging Markets Equity	—
Equity Franchise	13.79
Global Equity Select	62.40
Global Listed Infrastructure	8.46
Global Strategic Equity	42.9
International Equity Advantage	—
International Equity Concentrated	—
International Equity	—
International Equity Select	—
International Equity Value	—
International Quality Growth	—
International Small Cap Equity	—
International Strategic Equity	—
Managed Equity Volatility	55.46
US Equity Concentrated	100
US Equity Focus	66.54
US Realty Equity	1.2
US Small-Mid Cap Equity	100

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

310  Annual Report

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit

Developing Markets Equity	$4,562,825	$400,152
Emerging Markets Core Equity	7,228,614	709,914
Emerging Markets Equity Advantage	322,369	35,840
Emerging Markets Equity Blend	5,131,634	1,146,306
Emerging Markets Equity	330,349,039	51,288,733
Equity Franchise	—	—
Global Equity Select	1,411,082	93,262
Global Listed Infrastructure	220,919,078	16,494,458
Global Strategic Equity	49,848	3,168
International Equity Advantage	84,060	9,336
International Equity Concentrated	2,518,083	221,980
International Equity	88,173,627	9,483,457
International Equity Select	3,133,022	304,124
International Equity Value	851,083	57,621
International Quality Growth	56,261	7,367
International Small Cap Equity	1,406,886	131,049
International Strategic Equity	164,241,434	14,762,472
Managed Equity Volatility	—	—
US Equity Concentrated	—	—
US Equity Focus	—	—
US Realty Equity	—	—
US Small-Mid Cap Equity	—	—

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains

Developing Markets Equity	$—
Emerging Markets Core Equity	—
Emerging Markets Equity Advantage	—
Emerging Markets Equity Blend	—
Emerging Markets Equity	—
Equity Franchise	163,734
Global Equity Select	—
Global Listed Infrastructure	—

Annual Report  311

Portfolio	Long-Term Capital Gains

Global Strategic Equity	$63,308
International Equity Advantage	—
International Equity Concentrated	—
International Equity	—
International Equity Select	—
International Equity Value	—
International Quality Growth	—
International Small Cap Equity	1,291,922
International Strategic Equity	—
Managed Equity Volatility	2,138
US Equity Concentrated	—
US Equity Focus	7,600,307
US Realty Equity	6,905,359
US Small-Mid Cap Equity	7,079,750

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files its complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

312  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS020

Lazard Funds

Annual Report

December 31, 2019

Fixed Income Funds

Lazard Emerging Markets Debt Portfolio

Lazard Global Fixed Income Portfolio

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

•	Assets and income;

•	Investment experience;

•	Transaction history;

•	Credit history; and

•	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

•	To provide advisory services to you;

•	To open an account for you;

•	To process a transaction for your account;

•	To market products and services to you; and/or

•	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non-affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

•	The right to request and obtain a copy of your personal information that we maintain;

•	The right to correct your personal information that we maintain;

•	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

•	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

•	Lazard Asset Management LLC

•	Lazard Asset Management (Canada), Inc.[2]

•	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
14	Performance Overviews (unaudited)
19	Information About Your Portfolio’s Expenses (unaudited)
22	Portfolio Holdings Presented by Asset Class/Credit Rating and Region
23	Portfolios of Investments
23	Lazard Emerging Markets Debt Portfolio
42	Lazard Global Fixed Income Portfolio
51	Lazard US Corporate Income Portfolio
64	Lazard US Short Duration Fixed Income Portfolio
67	Notes to Portfolios of Investments
70	Statements of Assets and Liabilities
74	Statements of Operations
76	Statements of Changes in Net Assets
82	Financial Highlights
92	Notes to Financial Statements
119	Report of Independent Registered Public Accounting Firm
121	Board of Directors and Officers Information (unaudited)
124	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

In 2019, equity markets rallied while debt yields around the world declined. The US equity market outperformed most of its peers, with the S&P 500 Index rising by 31.5% over the year, hitting an all-time high in December. Equities rallied strongly in Europe (+27.5%), but other markets were less ebullient. Uncertainty over Brexit kept UK equities in a range for most of the year, while political unrest and declining oil prices weighed on a number of emerging markets. Faced with US-China trade tensions, a decelerating industrial economy, and clear messaging from key central banks that rates will stay lower for longer, investors reached for yield.

US equity markets began 2019 on uncertain footing after tightening monetary policy and trade tensions led to a sharp sell-off at the end of 2018. However, the US Federal Reserve (Fed) made an abrupt monetary policy U-turn after the market mayhem. Perhaps concluding that monetary policy would be even looser for even longer than previously expected, investors drove the S&P 500 up to record highs, while pushing the US 10-Year Treasury yield down to within 10 basis points of the all-time low of 2016. We believe the US economy appears to have averted recession and could continue to grow at a modest pace through 2020.

Emerging markets equities ended a tumultuous year on a positive note, with the MSCI Emerging Markets Index up 18.4%. It was a near-perfect reversal of 2018’s dismal 14.6% decline. Trade was the biggest driver of emerging markets equities’ performance. A strong rally in the fourth quarter, for instance, came after two major trade developments. Looking ahead to 2020, we expect trade tensions to continue to influence the path of emerging markets equities, despite the accord on a long-awaited “Phase 1” deal between the United States and China.

In Europe, the European Central Bank took rates further into negative territory with the first rate cut since 2016. Germany’s economy contracted in the second quarter after years of powering the euro zone economy. The rest of the euro zone has proven more resilient —France and Spain, for example, depend less than Germany does

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on industrial activity and exports to drive growth. In the United Kingdom, the Conservative Party’s landslide win in a December election has helped dissipate some of the uncertainty that has weighed on UK markets since the Brexit vote in 2016.

Despite potential market challenges, we are optimistic for 2020 and believe that fundamental analysis and stock selection will be crucial drivers for performance. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. We continue to strive for the long-term patterns of performance that are consistent with your expectations.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews (unaudited)

Emerging Markets Debt

Emerging markets debt (as represented by the 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index) (the “Global Diversified Index”) surged 14.31% in 2019, in US dollar terms, marking the best calendar year performance for the asset class since 2012. Emerging markets currencies were roughly flat compared to 2018 on a spot basis and hard currency debt outperformed by around 150 basis points (bps). Hard currency debt returns were driven by both tighter credit spreads and meaningfully lower US Treasury yields compared to 2018. Index-level spreads compressed nearly 125 bps in the year to 291 bps over US Treasuries, their lowest level since March 2018. Meanwhile, the yield on the benchmark 10-year US Treasury note ended the year at 1.91%, about 130 bps lower than recent peaks in October 2018. Returns in local currency debt were driven mainly by a large rally in local yields, with the index beginning 2019 at a yield to maturity of nearly 6.5% and subsequently falling to an all-time low in November before inching higher into year end.

Global Fixed Income

Global interest rates in most regions staged a strong rally in the first quarter, despite a powerful rebound in equity and credit markets. Investors began the year reacting to the uncertainty of the US government shutdown, ongoing trade/tariff dynamics, Brexit ambiguity, softer global growth prospects, plus additional confirmation of dovish monetary policy from the Federal Reserve (Fed), including its intention to curtail some quantitative tightening later in the year. This led to a consolidation in April after the volatile first quarter across rates, credit, and currencies. However, escalating global trade tensions and concerns over growth prospects translated into a strong bond market rally for most of the second and third quarters, especially for higher quality government bonds around the world. Retracing some of the aggressive rally during the previous periods, global interest rates rose inconsistently in the fourth quarter across regions and countries on the back of improving economic data around the world, avoidance of a hard Brexit, and fading trade policy uncertainty. Regionally, countries such as France, China, and Japan showed signs of economic recovery, while the downturn in manufacturing, especially anything related

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to the automobile sector, weighed heavily on Germany’s economy. In the United States, Fed Chair Jerome Powell signaled a pause in interest rate cuts for the time being, suggesting that the monetary policy stimulus delivered this year has benefitted the economy and helped to create a positive feedback loop. Indeed, we believe Fed fund futures markets appear reasonably priced for this scenario, with no further cuts expected during most of 2020.

Credit spreads narrowed in the first quarter and recouped most of the late-2018 sell off. Part of the improvement was improved liquidity and favorable flows, but fundamentals are also still generally constructive. For the most part, this trend continued for the year, but more so for high yield corporates and hard currency emerging markets. Robust equity markets likely helped to underpin the resilient credit sentiment, especially combined with brisk flows from retail and institutional investors. Issuance continued to be strong, with 2019 volumes much higher compared to last year as issuers were keen to take advantage of these favorable interest rate levels in a variety of currencies. Massive issuance in euros caused some underperformance relative to other regions when the lure of raising capital at ultralow or negative rates proved to be too attractive to resist. For instance, Apple Corp Inc raised EUR 2 billion in a new green bond issue at a yield just above zero. We did not participate because we found better valuations for owning Apple securities in US dollars.

Foreign exchange markets were very active in the first quarter. The US dollar initially weakened against certain currencies in January, reflecting positive risk sentiment, but it traded slightly stronger towards the end of March, despite the more dovish Fed stance. In the second quarter, markets were mixed, with most currencies trading in a +/-3% range versus the US dollar. A surge in expectations regarding the likelihood of Fed easing weighed on the dollar, and the Japanese yen and Swiss franc lived up to their safe-haven status by staging an impressive rally. US dollar strength prevailed in the third quarter, with the euro and pound losing about 4% and 3% for the period, respectively, given the weaker economic data and political noise in both areas. A variety of other currencies also lost ground, including the Chinese renminbi, which declined by

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4%, and many others that declined between 2%-8% (all against the US dollar). The Argentinian peso fell by over 26% during the first quarter, (down 37% for the year), pulling down most of the Latin American currency complex. The year ended with a mixed fourth quarter, with a notable bias towards a weaker US dollar. The Swedish krona and New Zealand dollar were slightly stronger versus the US dollar, perhaps reflecting a shift away from looser monetary policy from the central banks of both countries. Even the euro gained almost 3% (although still down over 2% for the year), with the recent moves consistent with higher bond yields and significant negative news priced in. The British pound gained over 7%, pushing its annual change to a positive 4%, with traders likely closing some short positions as the worst case, hard Brexit scenario was avoided. The Japanese yen lost a half percent against the US dollar in the fourth quarter, which was consistent or correlated with the rise in bond yields across Japan and the US during that period, and ended the year up 1%.

US Corporate Income

The high-yield bond market had a strong year following 2018’s lackluster performance. To start the year, the Fed pivoted from its previously perceived hawkish stance and committed to being “patient” on further interest rate hikes and “flexible” on the unwinding of its balance sheet. By year end, the Fed ended up cutting the benchmark Fed Funds rate three times after having hiked it four times in 2018. Additionally, the Fed indicated it was on pause mode from initiating any Fed Fund hikes or other actions that would tighten monetary policy. In fact, in response to the persistent supply-demand imbalance in short term funding markets, which resulted in a spiking of repurchase agreement (repo) rates in the third quarter, the Fed committed to buying $60 billion a month of US Treasury bills through the spring of 2020 and providing the system with reserves in the form of term repo facilities. However, the Fed will have to determine what reserves are needed in the system to prevent the technical imbalances experienced of late. The result may be the Fed maintaining a larger balance sheet than it had expected. Global yields generally retreated and the US yield curve inverted when measured by the difference between the 2- and 10- year yields. However, by the fourth quarter, the US yield

6  Annual Report

curve had steepened and longer term rates had moved back higher albeit lower than 2018’s highs. Economic growth remained solid, if not spectacular, as real US GDP growth hovered around 2% and inflation, as measured by the Core PCE (Personal Consumption Expenditures, excluding food and energy) remained contained, below the Fed’s 2% target. Late in the year, the US-China trade impasse appeared to take a positive trajectory amidst an agreement, in principle, on “Phase 1” of a broader trade deal. Though elements of a broader deal remain to be agreed upon, this development provided a further lift to the market to finish the year.

High yield issuance for 2019 showed a marked improvement over 2018. Gross new issuance totaled $286.6 billion and $93.3 billion excluding refinancings versus 2018’s $187.4 billion and $73.3 billion, a 53% and 27% increase, respectively. Once again, refinancings accounted for the bulk of the activity at 68%, with mergers and acquisition and general corporate purposes (“GCP”) accounting for 20% and 12% of the use of proceeds, respectively.

Full year fund flows for 2019 were positive, reaching $19.5 billion overall, including $14.1 billion in exchange-traded funds (ETFs). This was a marked reversal from 2018’s outflow of $46.9 billion, of which $11.8 billion was from ETFs.

Overall, defaults continued to be low, though 2019’s activity was higher than 2018’s and the yearly volume was the seventh highest of all time. Nonetheless, about 50% of the default activity was in the commodity sector (metals and energy). At year-end, the par weighted high yield bond default rate ex-commodities was only 1.26% versus 2.86% overall.

US Short Duration Fixed Income

US yields fell with the most pronounced downward shifts at the front-end part of the curve. This drop in yields was catalyzed by the Fed’s three, 25 bps cuts in the benchmark overnight Fed Funds rate during the year. The Fed’s dovish pivot came after they raised rates four times in 2018. Concurrent with this dovish pivot was the Fed’s commitment to buying $60 billion a month of US Treasury bills through the Spring of 2020 in response to stress in the repurchase

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agreement (repo) market. Also, by year end US and China came to an agreement on “Phase 1” of a broader trade deal. The dovish monetary policy and risk-on sentiment that ensued allowed the US yield curve to re-steepen after it had flattened and inverted during the year. This was especially the case for the 1-3 year area of the curve, which had started the year inverted as the market priced in the expectations of future rate cuts. Additionally, credit spreads narrowed allowing both corporate credit and asset-backed securities (ABS) to participate in the broad-based rally.

The United States economy remained a bright spot in the world. The headline U-3 unemployment rate has fallen to a multi-decade low of 3.5%. Corporate leverage has grown, but so have corporate earnings. As a result, default rates are running below their long-term average. Nominal GDP growth and inflation have provided a steady tailwind, and we expect trends in both measures to stay on course.

Demand from China and exports from Europe, two of the most important engines of global prosperity, have slowed, leaving unsettled conditions in their wake. In Germany, Europe’s largest economy, real GDP, a measure of purchasing power, has fallen to zero; the German manufacturing Purchasing Managers’ Index has dropped below 50, signaling contraction and raising the prospects of a recession; inflation is stagnating around 1.4%, below the European Central Bank’s 2% target; and inflation expectations have turned negative.

With rates for the 10-year German bund at approximately -20 bps and the 10-year Japanese government bond at -2 bps, there was little room to go lower. The negative yields are evidence of real distress in their economies, but we believe the greater threat lies in the fact that the ECB and Bank of Japan (BoJ) have few, if any, monetary tools left to revive growth.

Traditionally, investors have sought protection insurance against severe economic distress by purchasing developed market sovereign debt—in effect, the long-term securities issued by the three large sovereigns—the United States, Germany, and Japan. The

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negative interest rates in Germany and Japan have another implication, however; they virtually foreclose the upside possibility of investing in long-term government debt in those countries. Thus, the 10-year US Treasury note has arguably become, in effect, the developed world’s sole portfolio insurance policy.

We interpret the Fed’s recent round of rate cuts as an effort to balance a functioning American economy against the dysfunction elsewhere in the world. Despite the fact that the United States derives a comparatively small fraction of its GDP—14%—from global trade, its exposure to global supply chains warrants concern. In our view, the rate cuts acknowledge that risk, much as rate cuts in 2000 reflected a sensitivity to the potential for systemic risk that Y2K posed to the world’s internet connectivity.

Then as now, we believe that by cutting rates when the US economy is doing well, the Fed has compromised some of its ability to stimulate the domestic economy in the event of a future US-driven downturn in order to demonstrate that it is willing to protect the US economy against a severe global downturn. However, the Fed must temper this willingness against the risk of overheating a healthy US economy. In our minds, the key metric to watch to gauge the Fed’s likely future actions is business confidence. With consumer metrics healthy, a break in business confidence is the only catalyst we currently see to a potential recession.

As long as central banks in the developed economies attempt to stimulate their economies by intervening to hold down yields, and as long as local investors support that policy by keeping long-term sovereign rates negative, we believe that global demand for US Treasury debt will pin down US long rates. In these circumstances, the US yield curve has lost its predictive value.

Lazard Emerging Markets Debt Portfolio

For the year ended December 31, 2019, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of 15.03%, while Open Shares posted a total return of 14.85%, and R6 Shares posted a total return of 15.22%, as compared with the 14.31% blended return for the Global Diversified Index.

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For the first three quarters of 2019, risk was focused primarily on bottom-up alpha opportunities before building a greater-than-benchmark position in local currency debt in the final quarter. Thus, outperformance was driven almost entirely by bottom-up positioning. Both bottom-up sovereign credit selection and local duration positioning were key contributors to relative performance for the year. In sovereign credit, the largest contributor to relative performance was the Portfolio’s large and long-standing underweight position in Lebanon, which significantly underperformed amid an escalating economic and political crisis. The Portfolio also benefited from a greater-than-benchmark position in Mozambique after the country’s bond restructuring was finalized on favorable terms to creditors. This was a highly profitable position that we built following the default in 2017. These gains were partly offset by the Portfolio’s small greater-than-benchmark exposure in Venezuela. Despite a significant rally in early 2019 on hopes of regime change, Venezuela suffered as optimism quickly faded and sanctions led to forced selling that finally abated during the fourth quarter. The top contributors in local rates were greater-than-benchmark exposures positions in Peru, Mexico, and Brazil.

The Portfolio management team uses currency forwards and interest rates swaps, both opportunistically, for direct currency and rates exposure, and defensively, for hedging purposes. For the year, the use of derivatives did not materially impact the Portfolio’s relative performance.

Lazard Global Fixed Income Portfolio

For the year ended December 31, 2019, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of 7.25%, while Open Shares posted a total return of 6.98%, as compared with the 6.84% return for the Bloomberg Barclays Global Aggregate® Index.

The Portfolio’s performance was helped by country allocation, with its diversified positioning and duration and greater-than-benchmark exposures to the United States, Australia, New Zealand, Canada, Eastern Europe, and Singapore. (We sold the Portfolio’s Singapore bond exposure in October.) The Portfolio’s greater-than-

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benchmark exposure to the Australian dollar and New Zealand dollar, as well as benchmark underweights to the Korean won, Chinese renminbi, and Swedish krona, also added value. Security selection contributed positively in many global regions, including the United States, Australia, and Norway. However, in the euro zone, security selection detracted from performance given the underweight exposure to peripheral debt and spread product in that region. The Portfolio’s underweight exposure to Japanese government bonds (zero market value) detracted from performance, along with tactical changes in the Japanese yen exposure throughout the year.

The Portfolio’s total exposure to sovereign, supranational, and corporate labeled “Green, Social, and Sustainable” bonds is approximately 20%.

The Portfolio’s currency positioning is relatively neutral at the moment, with greater-than-benchmark exposures to the New Zealand dollar and Australian dollar, neutral positioning for the Japanese yen, and underweight positioning (relative to the index) for the Chinese renminbi. The Portfolio remains fully hedged on the its Chilean bonds and has greater-than-benchmark exposure to the Mexican peso. Its proxy hedges versus the euro have added value, with hedge cost reductions related to the Czech krona, Norwegian krone, and Romanian leu. (All positioning and figures are as of December 31, 2019.)

The Portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. In aggregate, currency positioning (defined as the net currency exposure of underlying bonds plus currency hedges) produced a modest positive contribution to the relative performance.

Lazard US Corporate Income Portfolio

For the year ended December 31, 2019, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 13.34%, while Open Shares posted a total return of 12.74%, and R6 Shares posted a total return of 10.67%, as compared with the

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15.31% return for the ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”).

Performance was strong across most sectors and individual names. Underweights to the healthcare, telecommunications, and banking sectors detracted from performance. In contrast, greater-than-benchmark exposure to the media, leisure, services, and automotive sectors, and underweight exposures to the energy sector contributed to performance. Nonetheless, among the few individual positions that were a marginal headwind to performance were Gulfport Energy 6% due 2024 and Mallinckrodt Pharmaceuticals 5.75% due 2022. Gulfport Energy and other upstream energy companies continue to struggle with realizing the full potential of their assets and managing their capital structure. Mallinckrodt Pharmaceuticals was negatively affected by potential liability from opioid litigation. These positions were cut from the Portfolio because the risk return trade-off no longer aligned with the Portfolio’s objective. Contributors included Hertz Global Holdings, Inc. 5.5% due 2024. This issue continued to be an outsized positive contributor after the parent company of car rental and leasing company The Hertz Corporation completed a rights offering and reported good earnings. Western Digital 4.75% due 2026 performed well after the memory market reached a cyclical trough and the US and China agreed upon “Phase 1” of a trade deal in principle. Another issue that was boosted by positive trade developments was Freeport-McMoRan 4.55% due 2024. Hughes Satellite Systems 5.25% due 2026% was a top performer for the year after being upgraded to Ba1 from Ba2 by Moody’s.

Given the Portfolio’s bias towards quality, it remains overweight in BBB and BB credits, with a material underweight to B credits versus the index. The Portfolio option-adjusted spread (OAS) of 196 bps continues to be tighter versus the index’s 252 bp OAS. Yields fell in the year and the Portfolio now has an effective yield of 3.60% versus 4.26% for the index. The Portfolio’s 2.57 effective duration remains below the index’s 3.36. (All positioning and figures are as of December 31, 2019.)

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Lazard US Short Duration Fixed Income Portfolio

For the year ended December 31, 2019, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 2.93%, while Open Shares posted a total return of 2.64%, as compared with the 3.55% return for the ICE BofAML 1-3 Year US Treasury® Index.

Although exposure to US corporate credit and consumer asset-backed securities helped performance, an underweight to duration, mainly in the 2-3 year area of the yield curve, was the main detractor for the year.

The Portfolio maintains a duration positioning that is relatively short relative to the index. Additionally, the Portfolio maintains a significant allocation to credit positions, particularly in BBB corporates. Among industry sectors, US financials and US industrials remain a significant portion of the credit positioning. The Portfolio remains underweight US Treasuries, but has been increasing its exposure in recent months, while having decreased exposure to US agency mortgage-backed securities. (All positioning as of December 31, 2019.)

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard E merging Markets Debt Portfolio, JPMorgan EMBI Global Diversified ® Index, JPMorgan GBI-EM Global Diversified ® Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	15.03%	3.57%	3.11%
Open Shares**	14.85%	3.32%	2.82%
R6 Shares**	15.22%	N/A	4.64%
JPMorgan EMBI Global Diversified Index	15.04%	6.24%	6.49% (Institutional and Open Shares) 5.26% (R6 Shares)
JPMorgan GBI-EM Global Diversified Index	13.47%	2.78%	1.39% (Institutional and Open Shares) 5.12% (R6 Shares)
Global Diversified Index	14.31%	4.57%	3.98% (Institutional and Open Shares) 5.25% (R6 Shares)

†	The inception date for the Institutional and Open Shares was February 28, 2011 and for the R6 Shares was July 28, 2016.

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Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Bloomberg Barclays Global Aggregate ® Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	7.25%	1.74%	1.00%
Open Shares**	6.98%	1.45%	0.71%
Bloomberg Barclays Global Aggregate Index	6.84%	2.31%	1.65%

†	The inception date for the Portfolio was March 30, 2012.

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Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten	Since
	Year	Years	Years	Inception	†
Institutional Shares**	13.34%	4.84%	6.23%	4.44%
Open Shares**	12.74%	4.53%	5.89%	3.94%
R6 Shares**	10.67%	N/A	N/A	4.53%
Cash Pay Index	15.31%	6.20%	7.43%	6.52% (Institutional Shares) 6.48% (Open Shares) 6.81% (R6 Shares)

†	The inception date for the Institutional Shares was January 2, 1998, for the Open Shares was February 24, 1998 and for the R6 Shares was November 3, 2016.

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Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and ICE BofAML 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	2.93%	1.15%	1.33%
Open Shares**	2.64%	1.06%	1.16%
ICE BofAML 1-3 Year US Treasury Index	3.55%	1.39%	1.11%

†	The inception date for the Portfolio was February 28, 2011.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”) or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend distributing agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements) for Lazard Emerging Markets Debt Portfolio and settlement proceeds received from a class action lawsuit by Lazard US Corporate Income Portfolio which impacted the total return of R6 Shares but did not impact that of Institutional or Open; amounts may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

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The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The JPMorgan EMBI Global Diversified Index is a uniquely weighted version of the EMBI Global. Risks associated with the securities comprising this index include fixed income and emerging markets. The JPMorgan GBI- EM Global Diversified Index is a uniquely weighted version of the GBI-EM Global. Risks include fixed income, emerging markets and derivatives. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in both indices are identical.

The Global Diversified Index is an unmanaged index created by the Investment Manager and is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

The Cash Pay Index is the ICE BofAML BB-B US Cash Pay Non-Distressed High Yield® Index. It is constructed to mirror the BB-B non-distressed sector of the public high yield corporate debt market and is a subset of the ICE Bank of America Merrill Lynch High Yield Cash Pay® Index.

The ICE BofAML 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2019 through December 31, 2019 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  19

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account	Account	Period*	During Period
	Value	Value	7/1/19 -	7/1/19 -
Portfolio	7/1/19	12/31/19	12/31/19	12/31/19

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$1,037.80	$5.03	0.98%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99	0.98%
Open Shares
Actual	$1,000.00	$1,036.60	$6.11	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06	1.19%
R6 Shares
Actual	$1,000.00	$1,039.60	$4.78	0.93%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74	0.93%

Global Fixed Income
Institutional Shares
Actual	$1,000.00	$1,013.60	$3.55	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Open Shares
Actual	$1,000.00	$1,011.20	$4.82	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,034.60	$2.82	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,033.10	$4.20	0.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18	0.82%
R6 Shares
Actual	$1,000.00	$1,036.80	$2.72	0.53%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.53	$2.70	0.53%

20  Annual Report

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account	Account	Period*	During Period
	Value	Value	7/1/19 -	7/1/19 -
Portfolio	7/1/19	12/31/19	12/31/19	12/31/19

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,010.10	$2.03	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Open Shares
Actual	$1,000.00	$1,009.80	$3.39	0.67%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41	0.67%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report  21

The Lazard Funds, Inc. Portfolio Holdings Presented by
Asset Class/Credit Rating and Region December 31, 2019

	Lazard	Lazard US	Lazard US
	Global Fixed	Corporate	Short Duration
	Income	Income	Fixed Income
Asset Class/S&P Credit Rating*	Portfolio	Portfolio	Portfolio

Fixed Income
AAA	22.8%	—%	65.7%
AA+	3.1	—	—
AA-	5.4	—	—
A+	7.8	—	—
A	4.8	—	—
A-	3.6	—	10.7
BBB+	8.8	—	17.0
BBB	4.6	1.2	5.4
BBB-	4.2	7.8	—
BB+	2.6	14.6	—
BB	0.5	23.2	—
BB-	0.5	23.1	—
B+	0.5	12.3	—
B	—	3.3	—
B-	—	4.4	—
CCC+	—	0.6	—
CCC	—	0.5	—
Not Applicable	29.2	3.3	1.2
No Rating	1.1	0.3	—
Short-Term Investments	0.5	5.4	—
Total Investments	100.0%	100.0%	100.0%

	Lazard
	Emerging
	Markets Debt
Asset Class/Region*	Portfolio

Fixed Income
Africa	11.4%
Asia	25.7
Europe	23.5
North America	13.9
South America	21.7
Short-Term Investments	3.8
Total Investments	100.0%

*	Represents percentage of total investments.

22  Annual Report

The Lazard Funds, Inc. Portfolios of Investments

December 31, 2019

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 4.2%

Chile | 0.6%
Corp. Nacional del Cobre de Chile, 4.375%, 02/05/49 (#)	USD	200	$214,125
Empresa Electrica Guacolda SA, 4.560%, 04/30/25	USD	400	365,875
			580,000
China | 0.5%
State Grid Overseas Investment 2016, Ltd.:
2.875%, 05/18/26	USD	200	202,250
3.500%, 05/04/27	USD	210	221,059
			423,309
Colombia | 0.5%
AI Candelaria Spain SLU, 7.500%, 12/15/28 (#)	USD	375	420,469

Guatemala | 0.4%
Comcel Trust, 6.875%, 02/06/24	USD	320	329,200

Kazakhstan | 0.3%
KazMunayGas National Co. JSC, 5.750%, 04/19/47	USD	210	250,950

Mexico | 0.7%
Petroleos Mexicanos:
5.375%, 03/13/22	USD	70	73,325
4.500%, 01/23/26	USD	185	183,872
6.875%, 08/04/26	USD	110	120,780
5.350%, 02/12/28	USD	250	247,500
			625,477

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Peru | 0.6%
Fondo MIVIVIENDA SA, 7.000%, 02/14/24	PEN	960	$320,773
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 06/01/28 (#)	USD	250	274,531
			595,304
Ukraine | 0.2%
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.625%, 11/08/26 (#)	USD	200	203,999

Zambia | 0.4%
First Quantum Minerals, Ltd., 7.250%, 05/15/22 (#)	USD	400	401,880

Total Corporate Bonds (Cost $3,665,932)			3,830,588

Foreign Government Obligations | 87.8%

Angola | 0.4%
Republic of Angola:
9.500%, 11/12/25	USD	102	119,181
9.375%, 05/08/48	USD	200	219,437
			338,618
Argentina | 2.7%
Republic of Argentina:
6.875%, 04/22/21	USD	100	53,594
5.625%, 01/26/22	USD	565	293,623
4.625%, 01/11/23	USD	538	267,319
7.500%, 04/22/26	USD	480	247,950
6.875%, 01/26/27	USD	385	191,056
5.875%, 01/11/28	USD	535	250,614
6.625%, 07/06/28	USD	425	201,477
8.280%, 12/31/33	USD	456	277,669
7.125%, 07/06/36	USD	315	150,413

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

7.625%, 04/22/46	USD	340	$169,469
6.875%, 01/11/48	USD	440	210,237
7.125%, 06/28/2117	USD	380	190,475
			2,503,896
Bahrain | 0.7%
Kingdom of Bahrain:
6.125%, 07/05/22	USD	170	182,910
7.000%, 10/12/28	USD	410	484,056
			666,966
Barbados | 0.1%
Barbados Government International Bonds, 6.500%, 10/01/29 (#)	USD	50	48,859

Belarus | 0.3%
Republic of Belarus, 7.625%, 06/29/27	USD	225	255,375

Belize | 0.0%
Republic of Belize, 4.938%, 02/20/34 (Ø)	USD	55	33,275

Brazil | 3.3%
Brazil Letras do Tesouro Nacional, 0.000%, 07/01/23	BRL	4,250	861,354
Brazil NTN-B, 6.000%, 08/15/50	BRL	215	256,143
Brazil NTN-F:
10.000%, 01/01/25	BRL	4,020	1,148,752
10.000%, 01/01/27	BRL	1,835	537,897
Federal Republic of Brazil, 5.625%, 02/21/47	USD	195	220,716
			3,024,862

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Chile | 1.6%
Bonos de la Tesoreria de la Republica en pesos:
4.500%, 03/01/26	CLP	315,000	$461,618
6.000%, 01/01/43	CLP	160,000	289,776
5.100%, 07/15/50	CLP	185,000	297,003
Republic of Chile:
3.240%, 02/06/28	USD	45	47,447
3.500%, 01/25/50	USD	325	340,234
			1,436,078
Colombia | 4.3%
Colombian Titulos De Tesoreria:
10.000%, 07/24/24	COP	1,125,000	404,982
6.250%, 11/26/25	COP	3,070,000	959,394
7.500%, 08/26/26	COP	2,653,000	879,295
6.000%, 04/28/28	COP	741,000	223,747
7.000%, 06/30/32	COP	1,396,000	442,051
Republic of Colombia:
4.500%, 03/15/29	USD	360	398,925
7.375%, 09/18/37	USD	105	149,100
5.000%, 06/15/45	USD	395	459,311
			3,916,805
Costa Rica | 0.9%
Republic of Costa Rica:
9.200%, 02/23/22	USD	70	75,872
5.520%, 08/17/22	USD	100	101,445
5.520%, 08/23/23	USD	480	486,456
7.158%, 03/12/45	USD	105	112,055
			775,828
Czech Republic | 1.3%
Czech Republic:
3.750%, 09/12/20	CZK	3,590	160,095
2.500%, 08/25/28	CZK	9,170	434,516
4.200%, 12/04/36	CZK	9,380	559,290
			1,153,901

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Dominican Republic | 1.2%
Dominican Republic:
8.900%, 02/15/23	DOP	15,550	$291,326
6.875%, 01/29/26	USD	125	143,086
5.950%, 01/25/27	USD	290	319,997
6.850%, 01/27/45	USD	60	68,475
6.500%, 02/15/48 (#)	USD	75	82,570
6.400%, 06/05/49	USD	210	229,950
			1,135,404
Ecuador | 1.4%
Republic of Ecuador:
7.950%, 06/20/24	USD	430	407,425
9.650%, 12/13/26	USD	440	418,137
8.875%, 10/23/27 (#)	USD	260	238,794
8.875%, 10/23/27	USD	265	243,386
			1,307,742
Egypt | 1.7%
Arab Republic of Egypt:
6.125%, 01/31/22	USD	285	296,044
5.577%, 02/21/23 (#)	USD	270	282,082
5.577%, 02/21/23	USD	200	208,950
4.550%, 11/20/23 (#)	USD	200	204,250
6.200%, 03/01/24 (#)	USD	190	204,725
8.500%, 01/31/47 (#)	USD	335	371,955
			1,568,006
El Salvador | 0.4%
Republic of El Salvador:
5.875%, 01/30/25	USD	31	32,715
8.625%, 02/28/29	USD	80	96,200
7.650%, 06/15/35	USD	65	74,079
7.625%, 02/01/41	USD	150	171,047
			374,041
Gabon | 0.3%
Gabonese Republic,
6.375%, 12/12/24	USD	220	229,969

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Ghana | 0.7%
Republic of Ghana:
7.875%, 08/07/23	USD	130	$142,716
7.625%, 05/16/29	USD	280	284,900
8.627%, 06/16/49	USD	255	254,761
			682,377
Guatemala | 0.3%
Guatemala Government Bonds, 4.900%, 06/01/30 (#)	USD	235	252,184

Honduras | 0.3%
Honduras Government Bonds, 7.500%, 03/15/24	USD	245	272,180

Hungary | 3.4%
Hungary, 7.625%, 03/29/41	USD	404	664,580
Hungary Government Bonds:
1.500%, 08/24/22	HUF	232,510	812,151
2.500%, 10/24/24	HUF	446,140	1,622,353
			3,099,084
Indonesia | 8.5%
Indonesia Government Bonds:
8.375%, 03/15/24	IDR	7,060,000	544,153
8.125%, 05/15/24	IDR	17,562,000	1,349,804
8.375%, 09/15/26	IDR	10,081,000	779,147
7.000%, 05/15/27	IDR	2,666,000	192,904
9.000%, 03/15/29	IDR	5,492,000	443,607
8.250%, 05/15/29	IDR	5,759,000	450,930
8.750%, 05/15/31	IDR	17,205,000	1,381,233
7.500%, 08/15/32	IDR	3,395,000	245,408
8.375%, 03/15/34	IDR	1,165,000	90,380
8.250%, 05/15/36	IDR	8,467,000	645,279
8.375%, 04/15/39	IDR	920,000	71,158

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Republic of Indonesia:
4.750%, 02/11/29	USD	225	$257,625
5.125%, 01/15/45	USD	285	340,308
5.250%, 01/08/47	USD	180	221,175
4.750%, 07/18/47	USD	220	254,375
4.350%, 01/11/48	USD	215	237,105
3.700%, 10/30/49	USD	260	267,313
			7,771,904
Iraq | 0.3%
Republic of Iraq, 5.800%, 01/15/28	USD	305	299,281

Ivory Coast | 0.4%
Ivory Coast, 6.125%, 06/15/33	USD	325	327,336

Jamaica | 0.4%
Government of Jamaica:
6.750%, 04/28/28	USD	60	71,213
8.000%, 03/15/39	USD	95	129,289
7.875%, 07/28/45	USD	120	162,300
			362,802
Kazakhstan | 0.8%
Republic of Kazakhstan:
5.125%, 07/21/25	USD	200	229,500
4.875%, 10/14/44	USD	395	487,702
			717,202
Kenya | 0.4%
Republic of Kenya, 6.875%, 06/24/24	USD	365	394,314

Lebanon | 0.2%
Lebanese Republic:
6.375%, 03/09/20	USD	101	87,491
6.650%, 02/26/30	USD	127	56,396
			143,887

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Malaysia | 4.0%
Malaysia Government Bonds:
3.882%, 03/10/22	MYR	1,070	$266,322
3.418%, 08/15/22	MYR	3,460	852,891
3.800%, 08/17/23	MYR	1,450	361,742
3.478%, 06/14/24	MYR	2,680	662,343
3.955%, 09/15/25	MYR	1,720	434,993
4.893%, 06/08/38	MYR	3,610	1,010,072
Malaysia Sovereign Sukuk Berhad, 4.236%, 04/22/45	USD	50	60,562
			3,648,925
Mexico | 7.4%
Mexican Bonos:
10.000%, 12/05/24	MXN	13,477	809,235
5.750%, 03/05/26	MXN	64,700	3,245,480
8.500%, 05/31/29	MXN	10,310	607,483
7.750%, 05/29/31	MXN	6,500	367,091
10.000%, 11/20/36	MXN	10,180	695,559
7.750%, 11/13/42	MXN	2,790	156,460
United Mexican States:
4.150%, 03/28/27	USD	85	91,030
4.500%, 04/22/29	USD	315	346,598
4.600%, 02/10/48	USD	225	245,813
5.750%, 10/12/2110	USD	192	227,040
			6,791,789
Mongolia | 0.3%
Mongolia International Bonds:
10.875%, 04/06/21	USD	45	49,064
5.125%, 12/05/22	USD	110	112,509
8.750%, 03/09/24 (#)	USD	115	130,885
			292,458
Morocco | 0.3%
Kingdom of Morocco, 5.500%, 12/11/42	USD	240	293,625

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Mozambique | 0.2%
Mozambique International Bonds, 5.000%, 09/15/31 (#)	USD	200	$186,750

Namibia | 0.1%
Republic of Namibia, 5.250%, 10/29/25	USD	95	98,681

Nigeria | 0.7%
Republic of Nigeria:
7.875%, 02/16/32	USD	200	207,313
7.625%, 11/28/47 (#)	USD	435	423,853
			631,166
Oman | 0.5%
Oman Government International Bonds:
4.125%, 01/17/23	USD	200	205,125
4.875%, 02/01/25 (#)	USD	270	279,113
			484,238
Pakistan | 0.5%
Islamic Republic of Pakistan:
8.250%, 09/30/25	USD	200	223,437
6.875%, 12/05/27	USD	200	207,863
			431,300
Panama | 0.8%
Republic of Panama:
3.875%, 03/17/28	USD	195	212,733
9.375%, 04/01/29	USD	55	83,858
4.500%, 04/16/50	USD	215	254,976
3.870%, 07/23/60	USD	155	167,303
			718,870
Peru | 4.1%
Banco de Credito del Peru, 4.850%, 10/30/20 (#)	PEN	108	32,631
Republic of Peru:
8.200%, 08/12/26	PEN	5,910	2,263,887
2.844%, 06/20/30	USD	220	227,081

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

6.900%, 08/12/37	PEN	2,020	$731,786
5.625%, 11/18/50	USD	320	467,900
			3,723,285
Philippines | 1.4%
Republic of Philippines:
3.625%, 09/09/25	PHP	7,150	135,734
3.750%, 01/14/29	USD	115	127,039
7.750%, 01/14/31	USD	170	251,175
6.375%, 10/23/34	USD	255	361,861
3.700%, 03/01/41	USD	85	96,209
3.700%, 02/02/42	USD	270	305,691
			1,277,709
Qatar | 2.3%
State of Qatar:
4.000%, 03/14/29	USD	635	709,811
5.103%, 04/23/48	USD	325	417,625
4.817%, 03/14/49	USD	775	958,578
			2,086,014
Romania | 1.7%
Romanian Government Bonds:
4.250%, 06/28/23	RON	4,595	1,088,091
4.850%, 04/22/26	RON	860	209,045
6.125%, 01/22/44	USD	102	132,090
5.125%, 06/15/48	USD	116	133,110
			1,562,336
Russia | 5.1%
Russia Government Bonds - OFZ:
7.950%, 10/07/26	RUB	113,080	2,004,481
7.050%, 01/19/28	RUB	27,760	472,378
8.500%, 09/17/31	RUB	48,980	930,652
Russian Foreign Bond - Eurobond:
4.375%, 03/21/29	USD	200	222,600
5.250%, 06/23/47	USD	800	1,000,000
			4,630,111

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Saudi Arabia | 0.4%
Saudi Government International Bonds, 4.375%, 04/16/29 (#)	USD	310	$346,425

Senegal | 0.4%
Republic of Senegal, 6.250%, 05/23/33	USD	360	378,675

South Africa | 4.8%
Republic of South Africa:
10.500%, 12/21/26	ZAR	8,480	676,322
8.000%, 01/31/30	ZAR	10,720	713,713
8.250%, 03/31/32	ZAR	20,000	1,309,246
8.500%, 01/31/37	ZAR	21,440	1,354,232
8.750%, 02/28/48	ZAR	5,970	373,232
			4,426,745
South Korea | 0.4%
Export-Import Bank of Korea:
6.360%, 02/14/23	IDR	3,200,000	227,496
6.650%, 05/15/23	IDR	2,100,000	151,088
			378,584
Sri Lanka | 1.0%
Republic of Sri Lanka:
6.250%, 10/04/20	USD	200	202,625
5.750%, 01/18/22	USD	60	60,075
5.875%, 07/25/22	USD	200	200,313
6.850%, 11/03/25	USD	150	150,094
6.825%, 07/18/26	USD	25	24,548
6.750%, 04/18/28 (#)	USD	300	286,125
			923,780
Thailand | 3.1%
Thailand Government Bonds:
3.625%, 06/16/23	THB	4,210	151,816
3.850%, 12/12/25	THB	14,113	539,092
3.650%, 06/20/31	THB	17,770	716,559
3.775%, 06/25/32	THB	10,140	417,963

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

3.400%, 06/17/36	THB	15,930	$648,478
3.300%, 06/17/38	THB	8,260	337,123
			2,811,031
Turkey | 5.5%
Republic of Turkey:
6.250%, 09/26/22	USD	775	809,633
7.250%, 12/23/23	USD	230	248,472
5.750%, 03/22/24	USD	125	127,969
5.600%, 11/14/24	USD	450	458,325
7.375%, 02/05/25	USD	240	262,275
6.000%, 03/25/27	USD	185	187,139
6.000%, 01/14/41	USD	190	176,997
Turkey Government Bonds:
10.700%, 02/17/21	TRY	10,475	1,744,072
11.000%, 03/02/22	TRY	990	164,834
8.800%, 09/27/23	TRY	1,080	166,838
10.400%, 03/20/24	TRY	1,710	278,245
8.000%, 03/12/25	TRY	3,020	434,547
			5,059,346
Ukraine | 3.9%
Ukraine Government Bonds:
7.750%, 09/01/20	USD	280	287,700
7.750%, 09/01/21	USD	145	153,338
7.750%, 09/01/23	USD	235	254,681
8.994%, 02/01/24	USD	200	224,500
7.750%, 09/01/24	USD	355	386,418
15.840%, 02/26/25	UAH	12,650	630,879
7.750%, 09/01/25	USD	966	1,052,457
9.750%, 11/01/28	USD	490	595,962
			3,585,935
United Arab Emirates | 0.8%
Abu Dhabi Government International Bonds:
4.125%, 10/11/47	USD	210	244,256
3.125%, 09/30/49 (#)	USD	125	121,914

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Emirate of Dubai Government International Bonds, 5.250%, 01/30/43	USD	310	$354,466
			720,636
Uruguay | 1.0%
Republica Orient Uruguay:
4.375%, 01/23/31	USD	155	173,261
4.975%, 04/20/55	USD	605	714,845
			888,106
Venezuela | 0.8%
Republic of Venezuela:
7.750%, 10/13/19 («)	USD	245	28,175
6.000%, 12/09/20 («)	USD	121	13,915
12.750%, 08/23/22 («)	USD	1,064	122,360
9.000%, 05/07/23 («)	USD	1,212	139,380
8.250%, 10/13/24 («)	USD	2,218	255,070
7.650%, 04/21/25 («)	USD	112	12,880
9.250%, 09/15/27 («)	USD	1,012	116,380
9.250%, 05/07/28 («)	USD	57	6,555
11.950%, 08/05/31	USD	52	5,980
9.375%, 01/13/34 («)	USD	580	66,700
7.000%, 03/31/38 («)	USD	58	6,670
			774,065

Total Foreign Government Obligations (Cost $78,059,895)			80,242,761

Quasi Government Bonds | 1.7%

Mexico | 0.7%
Petroleos Mexicanos:
4.875%, 01/24/22	USD	205	212,495
3.500%, 01/30/23	USD	215	216,277
6.500%, 03/13/27	USD	225	238,382
			667,154

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

South Africa | 0.4%
Eskom Holdings SOC, Ltd., 5.750%, 01/26/21	USD	397	$397,496

Turkey | 0.1%
Export Credit Bank of Turkey, 5.375%, 02/08/21	USD	105	106,509

Ukraine | 0.3%
Ukreximbank Via Biz Finance PLC, 9.750%, 01/22/25	USD	250	266,250

Venezuela | 0.2%
Petroleos de Venezuela SA:
8.500%, 10/27/20 («)	USD	135	24,210
9.000%, 11/17/21 («)	USD	251	19,453
12.750%, 02/17/22 («)	USD	273	21,158
6.000%, 05/16/24	USD	346	26,815
6.000%, 11/15/26 («)	USD	414	32,085
5.375%, 04/12/27 («)	USD	292	22,630
9.750%, 05/17/35 («)	USD	295	22,862
5.500%, 04/12/37 («)	USD	100	7,750
			176,963

Total Quasi Government Bonds (Cost $2,380,574)			1,614,372

Supranational Bonds | 0.1%
European Bank for Reconstruction & Development, 7.500%, 05/15/22	IDR	1,223,000	90,740
International Finance Corp., 8.000%, 10/09/23	IDR	200,000	15,316

Total Supranational Bonds (Cost $100,999)			106,056

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Debt Portfolio (continued)

Short-Term Investments | 3.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $3,352,431)	3,352,431	$3,352,431

Total Investments | 97.5% (Cost $87,559,831) (»)		$89,146,208

Cash and Other Assets in Excess of Liabilities | 2.5%		2,245,259

Net Assets | 100.0%		$91,391,467

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Lazard Emerging Markets Debt Portfolio (continued)

Forward Currency Contracts open at December 31, 2019:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

BRL	1,784,414	USD	422,887	BRC	02/04/20	$20,292	$—
BRL	1,784,414	USD	422,587	HSB	02/04/20	20,593	—
BRL	3,568,828	USD	846,175	SCB	02/04/20	40,184	—
BRL	3,616,412	USD	857,457	SCB	02/04/20	40,720	—
BRL	1,808,206	USD	427,704	UBS	02/04/20	21,384	—
CLP	330,294,644	USD	412,662	BOA	01/21/20	26,704	—
CLP	330,294,644	USD	411,633	BRC	01/21/20	27,732	—
COP	918,840,000	USD	260,000	UBS	01/21/20	19,327	—
CZK	442,680	USD	19,344	BRC	01/21/20	183	—
CZK	9,516,523	USD	411,441	BRC	01/21/20	8,348	—
CZK	1,665,391	USD	71,994	SCB	01/21/20	1,469	—
CZK	7,137,392	USD	308,717	SCB	01/21/20	6,124	—
HUF	10,232,904	USD	33,822	SCB	01/21/20	890	—
IDR	1,812,850,000	USD	130,000	BRC	02/04/20	207	—
IDR	5,661,731,557	USD	375,945	JPM	08/26/20	23,491	—
INR	36,317,100	USD	510,000	BOA	01/06/20	—	1,339
INR	16,028,850	USD	224,872	CIT	02/06/20	—	1,080
INR	16,028,850	USD	224,840	UBS	02/06/20	—	1,049
MXN	1,992,018	USD	104,689	HSB	01/21/20	392	—
MXN	2,356,140	USD	120,000	SCB	01/21/20	4,289	—
MYR	205,775	USD	50,000	SCB	01/29/20	265	—
MYR	370,395	USD	90,000	SCB	01/29/20	476	—
PEN	308,842	USD	90,822	BRC	02/24/20	2,231	—
PEN	195,574	USD	57,468	CIT	02/24/20	1,459	—
PEN	277,854	USD	81,710	UBS	02/24/20	2,007	—
PLN	1,010,565	USD	263,154	BOA	06/29/20	3,273	—
PLN	2,074,118	USD	535,827	BRC	01/21/20	10,899	—
PLN	3,202,074	USD	819,767	BRC	01/21/20	24,281	—
PLN	1,246,353	USD	325,249	BRC	06/29/20	3,342	—
PLN	986,518	USD	255,216	CIT	02/21/20	4,847	—
PLN	1,881,390	USD	488,654	JPM	06/29/20	7,360	—
PLN	469,324	USD	120,000	SCB	01/21/20	3,711	—
PLN	6,943,786	USD	1,793,831	SCB	01/21/20	36,510	—
PLN	340,778	USD	90,000	SCB	02/21/20	—	165
PLN	770,718	USD	199,208	SCB	02/21/20	3,966	—
RON	859,971	USD	198,125	BRC	01/10/20	3,316	—
RUB	12,100,644	USD	187,863	BOA	01/15/20	6,959	—

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

RUB	3,738,600	USD	60,000	BRC	02/21/20	$—	$76
RUB	12,981,160	USD	200,000	BRC	02/21/20	8,069	—
RUB	26,064,095	USD	402,265	BRC	02/21/20	15,505	—
RUB	12,100,644	USD	187,889	HSB	01/15/20	6,933	—
RUB	7,260,387	USD	112,716	UBS	01/15/20	4,177	—
RUB	16,744,000	USD	260,000	UBS	01/15/20	9,581	—
THB	3,766,125	USD	125,000	BRC	01/17/20	775	—
THB	7,497,375	USD	247,995	BRC	01/17/20	2,391	—
THB	864,138	USD	28,620	BRC	03/17/20	279	—
THB	1,906,431	USD	63,150	BRC	03/17/20	608	—
THB	38,199,867	USD	1,257,692	HSB	01/17/20	18,049	—
THB	863,973	USD	28,613	HSB	03/17/20	281	—
THB	1,486,500	USD	50,000	SCB	01/17/20	—	356
THB	3,324,915	USD	110,000	SCB	01/17/20	1,040	—
USD	30,151	BRL	121,449	BOA	02/04/20	—	12
USD	181,778	BRL	741,889	BOA	02/04/20	—	2,479
USD	29,849	BRL	120,231	BRC	02/04/20	—	12
USD	60,000	BRL	253,920	BRC	02/04/20	—	3,064
USD	190,000	BRL	807,310	BRC	02/04/20	—	10,505
USD	220,000	BRL	937,486	BRC	02/04/20	—	12,835
USD	20,000	CLP	15,018,000	BOA	01/21/20	23	—
USD	48,000	CLP	36,926,400	BOA	01/21/20	—	1,120
USD	50,000	CLP	38,387,500	BOA	01/21/20	—	1,064
USD	33,820	CLP	27,238,700	BRC	01/21/20	—	2,413
USD	48,000	CLP	36,988,800	BRC	01/21/20	—	1,203
USD	48,000	CLP	36,979,200	BRC	01/21/20	—	1,191
USD	48,000	CLP	37,356,000	BRC	01/21/20	—	1,692
USD	48,000	CLP	37,344,000	BRC	01/21/20	—	1,676
USD	48,000	CLP	37,128,000	BRC	01/21/20	—	1,389
USD	48,000	CLP	36,811,200	BRC	01/21/20	—	967
USD	48,000	CLP	36,912,000	BRC	01/21/20	—	1,101
USD	50,000	CLP	38,270,000	BRC	01/21/20	—	908
USD	136,415	COP	471,858,821	UBS	01/21/20	—	7,030
USD	79,287	CZK	1,836,675	BRC	01/21/20	—	1,732
USD	40,000	CZK	925,596	SCB	01/21/20	—	829
USD	159,084	HUF	48,204,850	BRC	01/21/20	—	4,434
USD	212,973	HUF	64,251,885	BRC	01/21/20	—	4,979

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Lazard Emerging Markets Debt Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	80,000	HUF	24,197,064	SCB	01/21/20	$—	$2,080
USD	90,000	HUF	26,495,924	SCB	01/21/20	122	—
USD	433,131	IDR	6,134,860,660	BOA	02/04/20	—	7,502
USD	455,684	IDR	6,442,007,530	BOA	02/04/20	—	7,009
USD	182,404	IDR	2,579,192,721	BRC	02/04/20	—	2,845
USD	433,069	IDR	6,134,860,660	BRC	02/04/20	—	7,563
USD	148,250	IDR	2,132,276,440	JPM	08/26/20	—	2,183
USD	152,772	IDR	2,197,777,711	JPM	08/26/20	—	2,282
USD	90,000	IDR	1,272,420,000	SCB	02/04/20	—	1,391
USD	372,308	IDR	5,275,980,168	SCB	02/04/20	—	6,635
USD	225,568	INR	16,028,850	CIT	01/06/20	1,066	—
USD	60,000	INR	4,259,400	SCB	01/06/20	342	—
USD	225,521	INR	16,028,850	UBS	01/06/20	1,019	—
USD	130,000	MXN	2,461,654	SCB	01/21/20	145	—
USD	138,250	MXN	2,684,461	UBS	01/21/20	—	3,358
USD	17,809	MYR	74,060	SCB	01/29/20	—	281
USD	100,000	PEN	332,200	BOA	02/24/20	—	92
USD	677,404	PEN	2,301,549	BRC	02/24/20	—	16,050
USD	470,478	PEN	1,599,437	CIT	02/24/20	—	11,431
USD	395,882	PEN	1,345,168	UBS	02/24/20	—	9,416
USD	40,000	PHP	2,035,000	BRC	01/21/20	—	162
USD	138,642	RON	603,883	BRC	01/10/20	—	2,812
USD	50,000	RON	213,230	SCB	01/10/20	53	—
USD	157,241	TRY	919,201	BRC	01/21/20	3,473	—
USD	786,390	TRY	4,596,004	CIT	01/21/20	17,548	—
USD	70,000	TRY	418,600	SCB	01/21/20	—	25
USD	130,000	UAH	3,139,500	CIT	03/27/20	856	—
USD	329,088	ZAR	4,912,780	BRC	01/21/20	—	20,845
USD	72,140	ZAR	1,030,571	SCB	01/21/20	—	1,266
UYU	4,330,130	USD	112,556	CIT	03/13/20	2,381	—
ZAR	396,900	USD	27,981	BRC	01/21/20	289	—
ZAR	700,695	USD	50,000	SCB	01/21/20	—	90
ZAR	885,138	USD	60,000	SCB	01/21/20	3,048	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$475,284	$172,018

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Lazard Emerging Markets Debt Portfolio (concluded)

Interest Rate Swap Agreements open at December 31, 2019:

Currency	Counterparty	Notional Amount	Expiration Date	Receive/ (Pay) Rate	Payment Frequency Paid/Received	Variable Rate	Unrealized Appreciation

BRL	BRC	$1,617,661	01/02/23	6.58%	Maturity	1 month Brazilian Interbank Deposit Average	$4,527

Centrally Cleared Interest Rate Swap Agreements open at December 31, 2019:

Currency	Notional Amount	Expiration Date	Receive/ (Pay) Rate	Payment Frequency Paid/Received	Variable Rate	Unrealized Appreciation

BRL	$6,581,595	01/02/23	6.14%	Maturity	1 month Brazilian Interbank Deposit Average	$24,195

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 29.3%

Australia | 0.8%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	70	$52,086

Canada | 1.6%
Canadian Imperial Bank of Commerce, 2.900%, 09/14/21	CAD	90	70,203
Rogers Communications, Inc., 3.250%, 05/01/29	CAD	40	31,236
			101,439
France | 1.1%
Schneider Electric SE, 2.950%, 09/27/22	USD	70	71,609

Germany | 1.3%
BMW Finance NV, 0.875%, 08/16/22	GBP	45	59,143
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20	USD	25	25,248
			84,391
Netherlands | 3.8%
BNG Bank NV, 5.000%, 09/16/20	NZD	55	37,873
Nederlandse Waterschapsbank NV, 3.125%, 12/05/22	USD	200	207,497
			245,370
Switzerland | 0.9%
ABB Finance USA, Inc., 3.375%, 04/03/23	USD	55	57,142

United Kingdom | 1.6%
Unilever Capital Corp., 3.250%, 03/07/24	USD	100	104,703

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

United States | 18.2%
American Express Co., 3.000%, 10/30/24	USD	60	$61,978
Apple, Inc., 3.850%, 05/04/43	USD	90	100,743
Bank of America Corp., 3.499% (USD LIBOR 3 Month + 0.630%), 05/17/22 (§)	USD	60	61,192
Citigroup, Inc., 2.477% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	110	78,033
Constellation Brands, Inc., 4.250%, 05/01/23	USD	65	69,048
DaVita, Inc., 5.125%, 07/15/24	USD	30	30,750
HCA, Inc., 5.000%, 03/15/24	USD	45	49,154
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	85	65,478
Johnson & Johnson, 3.625%, 03/03/37	USD	30	33,055
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	45	47,235
McDonald’s Corp., 3.125%, 03/04/25	CAD	80	63,170
Microsoft Corp., 4.450%, 11/03/45	USD	75	93,627
Morgan Stanley, 3.625%, 01/20/27	USD	60	63,818
PepsiCo, Inc., 2.875%, 10/15/49	USD	65	62,637
Sealed Air Corp., 4.875%, 12/01/22	USD	30	31,763
Service Corp. International, 4.625%, 12/15/27	USD	30	31,275
Starbucks Corp., 4.450%, 08/15/49	USD	60	69,374

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

The Goldman Sachs Group, Inc., 3.625%, 01/22/23	USD	60	$62,461
United Rentals North America, Inc., 4.875%, 01/15/28	USD	30	31,237
Verizon Communications, Inc., 3.875%, 02/08/29	USD	75	82,706
			1,188,734
Total Corporate Bonds (Cost $1,840,733)			1,905,474

Foreign Government Obligations | 43.3%

Australia | 0.5%
Queensland Treasury Corp., 3.000%, 03/22/24	AUD	44	33,060

Bahamas | 2.1%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	118	135,700

Bermuda | 3.2%
Government of Bermuda, 3.717%, 01/25/27	USD	200	210,625

Canada | 3.2%
City of Vancouver, 2.900%, 11/20/25	CAD	60	47,924
Province of Quebec:
1.650%, 03/03/22	CAD	130	99,733
2.500%, 04/20/26	USD	60	61,531
			209,188
Chile | 2.0%
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	CLP	90,000	131,891

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Colombia | 0.9%
Republic of Colombia, 9.850%, 06/28/27	COP	148,000	$56,152

Croatia | 1.6%
Croatia Government International Bonds, 6.625%, 07/14/20	USD	100	102,300

Czech Republic | 3.1%
Czech Republic, 2.130% (PRIBOR 6 Month - 0.100%), 11/19/27 (§)	CZK	4,430	199,294

France | 1.9%
Government of France, 1.750%, 06/25/39	EUR	94	127,591

Hungary | 4.0%
Hungary, 6.375%, 03/29/21	USD	60	63,300
Hungary Government Bonds:
2.500%, 10/24/24	HUF	17,870	64,983
2.750%, 12/22/26	HUF	16,530	60,971
3.000%, 10/27/27	HUF	19,650	73,239
			262,493
Ireland | 1.0%
Ireland Government Bonds, 1.350%, 03/18/31	EUR	50	62,817

Italy | 1.0%
Italy Government International Bonds, 6.875%, 09/27/23	USD	60	68,786

Mexico | 3.0%
Mexico Cetes, 0.000%, 04/23/20	MXN	26,716	137,095

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

United Mexican States, 6.750%, 02/06/24	GBP	35	$55,714
			192,809
New Zealand | 1.0%
New Zealand Government Bonds, 6.000%, 05/15/21	NZD	90	64,288

Norway | 3.5%
Oslo Kommune:
2.300%, 03/14/24	NOK	1,000	114,585
2.350%, 09/04/24	NOK	1,000	114,684
			229,269
Peru | 1.0%
Peru Government Bonds, 6.150%, 08/12/32 (#)	PEN	190	64,755

Philippines | 1.6%
Philippine Government Bonds, 4.250%, 04/11/20	PHP	5,460	107,942

Poland | 2.9%
Poland Government Bonds, 1.790%, 05/25/28 (§)	PLN	740	189,989

Romania | 3.8%
Romanian Government Bonds:
4.000%, 10/27/21	RON	255	60,116
4.750%, 02/24/25	RON	505	121,982
2.375%, 04/19/27	EUR	52	63,815
			245,913
United Kingdom | 2.0%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	47	67,249
1.500%, 07/22/47	GBP	45	61,755
			129,004
Total Foreign Government Obligations (Cost $2,790,945)			2,823,866

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

Quasi Government Bonds | 4.6%

Canada | 1.5%
Export Development Canada, 1.800%, 09/01/22	CAD	125	$96,165

Germany | 3.1%
KFW, 2.750%, 04/16/20	AUD	285	200,939

Total Quasi Government Bonds (Cost $292,458)			297,104

Supranational Bonds | 10.3%
Asian Development Bank:
1.000%, 12/15/22	GBP	55	73,146
2.125%, 03/19/25	USD	77	78,285
European Bank for Reconstruction & Development, 1.625%, 09/27/24	USD	35	34,725
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	90	68,478
International Bank for Reconstruction & Development:
3.500%, 01/22/21	NZD	50	34,378
2.500%, 08/03/23	CAD	135	105,991
2.900%, 11/26/25	AUD	40	30,193
International Finance Corp.:
3.625%, 05/20/20	NZD	85	57,690
2.700%, 03/15/23	AUD	85	62,195
2.125%, 04/07/26	USD	125	126,421

Total Supranational Bonds (Cost $663,548)			671,502

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Fixed Income Portfolio (continued)

US Municipal Bonds | 1.9%

California | 1.9%
State of California, 4.500%, 04/01/33	USD	45	$50,618
California State Build America Bonds, 7.500%, 04/01/34	USD	50	75,292

Total US Municipal Bonds (Cost $119,933)			125,910

US Treasury Securities | 9.4%
Treasury Inflation Protected Security, 0.125%, 04/15/20 (††)	USD	66	65,851
US Treasury Bonds, 2.250%, 08/15/49	USD	125	121,113
US Treasury Notes:
2.125%, 05/15/25	USD	180	183,525
2.875%, 08/15/28	USD	106	114,168
3.125%, 11/15/41	USD	113	128,019

Total US Treasury Securities (Cost $604,055)			612,676

Description		Shares	Fair Value

Short-Term Investments | 0.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $35,730)		35,730	$35,730

Total Investments | 99.3% (Cost $6,347,402) (»)			$6,472,262

Cash and Other Assets in Excess of Liabilities | 0.7%			42,498

Net Assets | 100.0%			$6,514,760

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at December 31, 2019:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

CHF	33,880	USD	34,381	HSB	02/12/20	$718	$—
CLP	55,255,519	USD	75,014	CIT	01/16/20	—	1,516
CZK	291,279	USD	12,692	JPM	01/24/20	156	—
EUR	32,787	USD	36,146	CIT	01/15/20	658	—
EUR	38,487	USD	43,000	CIT	01/15/20	204	—
EUR	6,366	USD	7,065	HSB	01/15/20	81	—
EUR	13,169	USD	14,640	HSB	01/15/20	143	—
EUR	60,687	USD	67,182	HSB	01/15/20	942	—
EUR	723,004	USD	797,156	HSB	01/15/20	14,444	—
EUR	2,671	USD	2,988	JPM	01/15/20	9	—
EUR	37,666	USD	42,000	JPM	01/15/20	281	—
EUR	44,395	USD	49,800	JPM	01/15/20	36	—
EUR	55,144	USD	60,791	JPM	01/15/20	1,110	—
GBP	42,019	USD	54,026	JPM	02/12/20	1,696	—
IDR	257,849,500	USD	17,850	HSB	02/12/20	655	—
JPY	47,178,416	USD	434,874	CIT	02/12/20	186	—
JPY	48,061,637	USD	443,017	HSB	02/12/20	187	—
JPY	15,457,285	USD	142,475	JPM	02/12/20	65	—
KRW	87,059,800	USD	73,000	HSB	02/10/20	2,347	—
MXN	595,725	USD	31,000	HSB	02/12/20	321	—
NOK	183,166	USD	20,108	JPM	02/12/20	759	—
SEK	250,376	USD	26,158	JPM	02/12/20	625	—
SGD	74,618	USD	54,979	JPM	02/12/20	519	—
USD	132,928	AUD	192,839	CIT	02/12/20	—	2,533
USD	34,530	AUD	50,103	HSB	02/12/20	—	665
USD	158,164	AUD	229,460	JPM	02/12/20	—	3,020
USD	81,606	CAD	107,484	CIT	02/12/20	—	1,181
USD	272,317	CAD	358,644	HSB	02/12/20	—	3,921
USD	105,602	CAD	139,106	JPM	02/12/20	—	1,541
USD	13,229	CAD	17,422	MSC	02/12/20	—	190
USD	208,960	CLP	149,578,041	CIT	01/16/20	9,999	—
USD	56,590	COP	194,179,641	CIT	02/06/20	—	2,408
USD	12,058	CZK	277,383	JPM	01/24/20	—	178
USD	66,293	EUR	59,632	HSB	01/15/20	—	646
USD	60,932	EUR	54,400	JPM	01/15/20	—	134

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Lazard Global Fixed Income Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	32,572	GBP	25,333	JPM	02/12/20	$—	$1,022
USD	36,000	GBP	27,287	JPM	02/12/20	—	186
USD	7,297	HUF	2,146,576	JPM	01/24/20	14	—
USD	188,475	HUF	55,391,352	JPM	01/24/20	552	—
USD	55,463	MXN	1,077,675	HSB	02/12/20	—	1,196
USD	25,420	MXN	494,031	JPM	02/12/20	—	554
USD	108,180	NOK	985,417	JPM	02/12/20	—	4,081
USD	48,242	NZD	75,646	CIT	02/12/20	—	2,710
USD	69,657	NZD	109,222	HSB	02/12/20	—	3,911
USD	14,856	NZD	23,294	JPM	02/12/20	—	834
USD	48,239	PEN	165,000	JPM	02/19/20	—	1,485
USD	105,507	PHP	5,468,451	HSB	01/16/20	—	2,435
USD	171,129	PLN	658,530	HSB	02/12/20	—	2,468
USD	116,295	RON	502,272	HSB	02/12/20	—	1,179
USD	41,931	SGD	56,910	JPM	02/12/20	—	396
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$36,707	$40,390

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 91.1%

Aerospace & Defense | 0.2%
Triumph Group, Inc., 6.250%, 09/15/24 (#)	$500	$525,625

Auto Components | 2.5%
Dana, Inc., 5.500%, 12/15/24	1,800	1,850,256
Delphi Technologies PLC, 5.000%, 10/01/25 (#)	1,925	1,780,625
Tenneco, Inc., 5.000%, 07/15/26	2,100	1,932,000
The Goodyear Tire & Rubber Co.:
5.125%, 11/15/23	1,550	1,576,520
5.000%, 05/31/26	250	260,000
		7,399,401
Automobiles | 1.0%
Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	2,000	2,137,500
Jaguar Land Rover Automotive PLC, 4.500%, 10/01/27 (#)	1,000	880,000
		3,017,500
Building Products | 0.6%
Griffon Corp., 5.250%, 03/01/22	1,800	1,806,750

Capital Markets | 1.1%
Icahn Enterprises LP, 6.250%, 05/15/26	1,500	1,597,500
MPT Operating Partnership LP, 6.375%, 03/01/24	1,560	1,622,353
		3,219,853
Chemicals | 2.5%
CF Industries, Inc., 3.450%, 06/01/23	1,725	1,775,163

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Mosaic Global Holdings, Inc., 7.300%, 01/15/28	$775	$945,131
NOVA Chemicals Corp., 5.250%, 08/01/23 (#)	1,550	1,583,000
Valvoline, Inc., 4.375%, 08/15/25	1,500	1,547,820
WR Grace & Co-Conn, 5.125%, 10/01/21 (#)	1,700	1,771,706
		7,622,820
Commercial Services & Supplies | 3.8%
ACCO Brands Corp., 5.250%, 12/15/24 (#)	1,800	1,874,250
Aramark Services, Inc., 5.000%, 04/01/25 (#)	2,000	2,085,000
Ashtead Capital, Inc., 4.375%, 08/15/27 (#)	1,900	1,968,875
Clean Harbors, Inc., 4.875%, 07/15/27 (#)	1,600	1,684,000
KAR Auction Services, Inc., 5.125%, 06/01/25 (#)	1,800	1,872,000
The ADT Security Corp.:
6.250%, 10/15/21	1,400	1,477,000
4.125%, 06/15/23	500	515,625
		11,476,750
Communications Equipment | 0.7%
CommScope, Inc., 5.000%, 06/15/21 (#)	346	346,173
Plantronics, Inc., 5.500%, 05/31/23 (#)	1,750	1,710,625
		2,056,798
Construction Materials | 1.2%
James Hardie International Finance DAC, 5.000%, 01/15/28 (#)	1,760	1,848,000
Standard Industries, Inc., 5.375%, 11/15/24 (#)	1,750	1,798,125
		3,646,125

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Containers & Packaging | 4.0%
Ardagh Packaging Finance PLC, 4.125%, 08/15/26 (#)	$1,200	$1,230,000
Ball Corp., 4.000%, 11/15/23	2,100	2,205,000
Crown Americas LLC:
4.500%, 01/15/23	1,550	1,629,437
4.250%, 09/30/26	500	524,375
Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (#)	2,092	2,171,475
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,454	1,455,479
Sealed Air Corp., 4.875%, 12/01/22 (#)	1,700	1,799,875
Smurfit Kappa Treasury Funding DAC, 7.500%, 11/20/25	750	921,563
		11,937,204
Diversified Consumer Services | 1.2%
Service Corp. International, 4.625%, 12/15/27	1,750	1,824,375
The ServiceMaster Co. LLC, 5.125%, 11/15/24 (#)	1,800	1,867,500
		3,691,875
Diversified Financial Services | 1.1%
INEOS Group Holdings SA, 5.625%, 08/01/24 (#)	1,700	1,740,375
Level 3 Financing, Inc., 5.125%, 05/01/23	1,550	1,559,688
		3,300,063
Diversified Telecommunication Services | 2.8%
CenturyLink, Inc., 5.625%, 04/01/20	1,550	1,559,688
Connect Finco Sarl, 6.750%, 10/01/26 (#)	500	532,500
Hughes Satellite Systems Corp., 5.250%, 08/01/26	2,091	2,294,872

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

SBA Communications Corp., 4.875%, 09/01/24	$2,000	$2,075,000
Zayo Group LLC, 5.750%, 01/15/27 (#)	1,950	1,981,687
		8,443,747
Electrical Equipment | 0.4%
Sensata Tech, Inc., 4.375%, 02/15/30	1,100	1,121,362

Energy Equipment & Services | 0.8%
Precision Drilling Corp., 5.250%, 11/15/24	1,000	917,500
Transocean, Inc., 9.000%, 07/15/23 (#)	1,500	1,584,375
		2,501,875
Entertainment | 1.2%
Live Nation Entertainment, Inc., 4.875%, 11/01/24 (#)	1,550	1,604,250
Netflix, Inc.:
5.375%, 02/01/21	1,550	1,598,438
4.375%, 11/15/26	500	512,500
		3,715,188
Equity Real Estate Investment Trusts (REITs) | 4.3%
Equinix, Inc., 5.375%, 05/15/27	2,200	2,389,266
ESH Hospitality, Inc., 5.250%, 05/01/25 (#)	2,000	2,067,500
Iron Mountain, Inc.:
6.000%, 08/15/23	1,450	1,480,812
4.875%, 09/15/29 (#)	500	507,900
MGM Growth Properties Operating Partnership LP, 4.500%, 09/01/26	1,800	1,894,500
RHP Hotel Properties LP, 5.000%, 04/15/23	1,525	1,555,500
Uniti Group LP, 6.000%, 04/15/23 (#)	1,700	1,632,000

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

VICI Properties LP, 4.250%, 12/01/26 (#)	$1,500	$1,545,000
		13,072,478
Food & Staples Retailing | 1.6%
Albertsons Cos. LLC, 6.625%, 06/15/24	1,750	1,831,655
Ingles Markets, Inc., 5.750%, 06/15/23	1,168	1,189,900
Performance Food Group, Inc., 5.500%, 06/01/24 (#)	1,805	1,850,125
		4,871,680
Food Products | 2.3%
B&G Foods, Inc., 5.250%, 04/01/25	1,500	1,542,495
Lamb Weston Holdings, Inc., 4.625%, 11/01/24 (#)	2,000	2,122,500
Post Holdings, Inc., 5.000%, 08/15/26 (#)	1,800	1,901,250
TreeHouse Foods, Inc., 4.875%, 03/15/22	1,500	1,505,625
		7,071,870
Gas Utilities | 1.2%
AmeriGas Partners LP, 5.625%, 05/20/24	1,550	1,674,000
Suburban Propane Partners LP, 5.500%, 06/01/24	1,800	1,849,500
		3,523,500
Health Care Equipment & Supplies | 1.3%
Hill-Rom Holdings, Inc., 4.375%, 09/15/27 (#)	1,800	1,851,750
Hologic, Inc., 4.625%, 02/01/28 (#)	2,000	2,120,000
		3,971,750

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Health Care Providers & Services | 3.1%
Centene Corp.:
6.125%, 02/15/24	$1,500	$1,556,250
4.750%, 01/15/25	500	519,365
DaVita, Inc., 5.125%, 07/15/24	2,000	2,050,000
Encompass Health Corp., 5.125%, 03/15/23	1,551	1,578,142
Molina Healthcare, Inc., 5.375%, 11/15/22	1,700	1,807,066
Tenet Healthcare Corp.:
4.625%, 07/15/24	750	767,813
4.875%, 01/01/26 (#)	1,000	1,047,400
		9,326,036
Hotels, Restaurants & Leisure | 8.8%
1011778 BC ULC, 3.875%, 01/15/28 (#)	1,000	1,002,500
Boyd Gaming Corp.:
6.375%, 04/01/26	750	806,953
4.750%, 12/01/27 (#)	100	103,875
Brinker International, Inc., 5.000%, 10/01/24 (#)	2,000	2,115,000
Cedar Fair LP, 5.375%, 04/15/27	1,550	1,667,924
Cinemark USA, Inc., 4.875%, 06/01/23	1,550	1,575,188
Diamond Resorts International, Inc., 7.750%, 09/01/23 (#)	1,500	1,542,840
GLP Capital LP, 4.875%, 11/01/20	1,500	1,522,560
Golden Nugget, Inc., 6.750%, 10/15/24 (#)	1,622	1,678,770
Hilton Worldwide Finance LLC, 4.625%, 04/01/25	2,015	2,070,412
International Game Technology PLC, 6.250%, 02/15/22 (#)	1,450	1,529,750

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

KFC Holding Co., 5.250%, 06/01/26 (#)	$2,400	$2,532,000
MGM Resorts International, 4.625%, 09/01/26	800	848,000
Scientific Games International, Inc., 5.000%, 10/15/25 (#)	1,750	1,833,125
Six Flags Entertainment Corp., 4.875%, 07/31/24 (#)	1,850	1,917,063
Station Casinos LLC, 5.000%, 10/01/25 (#)	1,700	1,729,750
Wynn Las Vegas LLC, 5.500%, 03/01/25 (#)	2,000	2,142,500
		26,618,210
Household Durables | 0.6%
Tempur Sealy International, Inc., 5.625%, 10/15/23	1,750	1,800,313

Household Products | 1.2%
Energizer Holdings, Inc., 5.500%, 06/15/25 (#)	1,750	1,815,625
Spectrum Brands, Inc., 5.750%, 07/15/25	1,800	1,878,786
		3,694,411
Independent Power & Renewable Electricity Producers | 1.7%
AES Corp., 5.125%, 09/01/27	1,700	1,814,750
Calpine Corp., 4.500%, 02/15/28 (#)	1,500	1,513,305
NextEra Energy Operating Partners LP, 4.500%, 09/15/27 (#)	1,750	1,824,375
		5,152,430
Interactive Media & Services | 0.4%
Twitter, Inc., 3.875%, 12/15/27 (#)	1,250	1,249,350

The accompanying notes are an integral part of these financial statements.

Annual Report  57

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

IT Services | 0.5%
VeriSign, Inc., 4.625%, 05/01/23	$1,550	$1,574,800

Machinery | 3.6%
Allison Transmission, Inc., 4.750%, 10/01/27 (#)	1,795	1,862,312
Amsted Industries, Inc.:
5.625%, 07/01/27 (#)	750	795,000
4.625%, 05/15/30 (#)	1,000	1,007,230
Meritor, Inc., 6.250%, 02/15/24	1,700	1,741,990
Mueller Water Products, Inc., 5.500%, 06/15/26 (#)	1,750	1,844,062
SPX FLOW, Inc., 5.625%, 08/15/24 (#)	1,750	1,822,188
Terex Corp., 5.625%, 02/01/25 (#)	1,790	1,848,175
		10,920,957
Media | 12.0%
AMC Networks, Inc., 4.750%, 12/15/22	1,500	1,513,125
CCO Holdings LLC:
5.125%, 05/01/27 (#)	500	527,500
4.750%, 03/01/30 (#)	1,500	1,530,045
Clear Channel Worldwide Holdings, Inc., 5.125%, 08/15/27 (#)	1,750	1,822,275
CSC Holdings LLC:
5.500%, 05/15/26 (#)	1,000	1,058,740
7.500%, 04/01/28 (#)	1,690	1,909,700
Diamond Sports Group LLC, 5.375%, 08/15/26 (#)	1,500	1,517,328
DISH DBS Corp., 5.125%, 05/01/20	1,600	1,610,000
Entercom Media Corp., 7.250%, 11/01/24 (#)	1,500	1,578,750

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Lamar Media Corp., 5.750%, 02/01/26	$1,726	$1,829,387
Meredith Corp., 6.875%, 02/01/26	1,700	1,767,490
Nexstar Broadcasting, Inc., 5.625%, 07/15/27 (#)	1,500	1,580,700
Outfront Media Capital LLC, 5.000%, 08/15/27 (#)	2,300	2,409,250
Sinclair Television Group, Inc., 5.125%, 02/15/27 (#)	1,750	1,798,125
Sirius XM Radio, Inc.:
5.375%, 04/15/25 (#)	400	413,312
5.000%, 08/01/27 (#)	1,750	1,846,250
TEGNA, Inc.:
6.375%, 10/15/23	1,650	1,699,500
5.000%, 09/15/29 (#)	250	254,375
The EW Scripps Co., 5.125%, 05/15/25 (#)	1,800	1,840,500
Univision Communications, Inc., 5.125%, 02/15/25 (#)	2,000	1,977,500
Videotron, Ltd.:
5.000%, 07/15/22	1,558	1,643,690
5.125%, 04/15/27 (#)	500	535,000
Virgin Media Secured Finance PLC, 5.500%, 08/15/26 (#)	1,750	1,837,500
WMG Acquisition Corp., 4.875%, 11/01/24 (#)	1,600	1,656,000
		36,156,042
Metals & Mining | 3.3%
Alcoa Nederland Holding BV, 6.750%, 09/30/24 (#)	1,800	1,893,762
Anglo American Capital PLC, 4.875%, 05/14/25 (#)	1,650	1,811,354
FMG Resources August 2006 Pty, Ltd., 4.500%, 09/15/27 (#)	1,750	1,793,750
Freeport-McMoRan, Inc., 4.550%, 11/14/24	2,200	2,325,576

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Steel Dynamics, Inc.:
4.125%, 09/15/25	$500	$513,682
5.000%, 12/15/26	1,550	1,647,924
		9,986,048
Oil, Gas & Consumable Fuels | 8.1%
Antero Resources Corp., 5.125%, 12/01/22	1,600	1,428,000
Cheniere Energy Partners LP, 5.250%, 10/01/25	1,250	1,302,613
Energy Transfer Operating LP:
7.500%, 10/15/20	1,250	1,298,976
5.875%, 01/15/24	750	829,750
Holly Energy Partners LP, 6.000%, 08/01/24 (#)	2,040	2,126,700
Murphy Oil Corp., 6.875%, 08/15/24	1,500	1,582,500
Newfield Exploration Co., 5.625%, 07/01/24	1,600	1,756,756
Parsley Energy LLC, 5.625%, 10/15/27 (#)	1,700	1,797,750
PBF Holding Co. LLC, 7.000%, 11/15/23	1,400	1,452,500
Range Resources Corp., 5.000%, 08/15/22	1,700	1,666,000
Southwestern Energy Co., 6.200%, 01/23/25	1,800	1,650,960
Sunoco LP, 5.500%, 02/15/26	1,700	1,763,750
Tallgrass Energy Partners LP, 5.500%, 01/15/28 (#)	1,250	1,225,000
Targa Resources Partners LP, 5.250%, 05/01/23	1,550	1,565,500
Whiting Petroleum Corp., 5.750%, 03/15/21	900	851,400
WPX Energy, Inc.: 6.000%, 01/15/22	900	931,500

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

5.750%, 06/01/26	$1,000	$1,067,500
5.250%, 10/15/27	100	105,500
		24,402,655
Professional Services | 1.1%
IHS Markit, Ltd., 5.000%, 11/01/22 (#)	1,500	1,598,160
Nielsen Finance LLC, 5.000%, 04/15/22 (#)	1,550	1,555,812
		3,153,972
Road & Rail | 0.6%
The Hertz Corp., 5.500%, 10/15/24 (#)	1,800	1,845,000

Semiconductors & Semiconductor Equipment | 0.4%
Qorvo, Inc., 5.500%, 07/15/26	1,000	1,065,000

Software | 1.4%
j2 Cloud Services LLC, 6.000%, 07/15/25 (#)	1,550	1,643,000
Nuance Communications, Inc., 5.625%, 12/15/26	1,500	1,598,602
Rackspace Hosting, Inc., 8.625%, 11/15/24 (#)	1,000	977,500
		4,219,102
Specialty Retail | 1.2%
Group 1 Automotive, Inc., 5.000%, 06/01/22	1,662	1,684,853
Penske Automotive Group, Inc., 5.500%, 05/15/26	1,800	1,885,500
		3,570,353
Technology Hardware, Storage & Peripherals | 2.3%
Dell International LLC, 7.125%, 06/15/24 (#)	1,525	1,608,875
NCR Corp., 5.750%, 09/01/27 (#)	1,000	1,065,000

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Description	Principal Amount (000)	Fair Value

Lazard US Corporate Income Portfolio (continued)

Seagate HDD Cayman, 4.750%, 01/01/25	$1,900	$2,035,683
Western Digital Corp., 4.750%, 02/15/26	2,000	2,085,000
		6,794,558
Textiles, Apparel & Luxury Goods | 0.6%
Hanesbrands, Inc., 4.625%, 05/15/24 (#)	1,750	1,845,515

Trading Companies & Distributors | 2.9%
American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/28 (#)	100	101,500
Avis Budget Car Rental LLC, 5.750%, 07/15/27 (#)	1,500	1,560,000
HD Supply, Inc., 5.375%, 10/15/26 (#)	1,700	1,802,000
Herc Holdings, Inc., 5.500%, 07/15/27 (#)	1,500	1,578,750
United Rentals North America, Inc.:
5.500%, 05/15/27	1,000	1,071,270
3.875%, 11/15/27	1,100	1,123,045
WESCO Distribution, Inc., 5.375%, 12/15/21	1,600	1,604,000
		8,840,565
Wireless Telecommunication Services | 1.5%
Inmarsat Finance PLC, 4.875%, 05/15/22 (#)	1,750	1,771,875
Sprint Corp., 7.125%, 06/15/24	500	539,375
T-Mobile USA, Inc., 6.500%, 01/15/26	2,000	2,144,420
		4,455,670
Total Corporate Bonds (Cost $267,459,943)		274,665,201

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Description	Shares	Fair Value

Lazard US Corporate Income Portfolio (concluded)

Exchange-Traded Funds | 2.0%
Invesco Fundamental High Yield Corporate Bond ETF (Cost $6,043,973)	317,604	$6,117,053

Short-Term Investments | 5.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $16,203,013)	16,203,013	16,203,013

Total Investments | 98.5% (Cost $289,706,929)		$296,985,267

Cash and Other Assets in Excess of Liabilities | 1.5%		4,404,519

Net Assets | 100.0%		$301,389,786

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 8.2%

Automobiles | 8.2%
GM Financial Automobile Leasing Trust, 2.610%, 01/20/21	$1,094	$1,094,859
World Omni Automobile Lease Securitization Trust:
2.830%, 07/15/21	750	752,225
3.190%, 12/15/21	1,125	1,138,225
Mercedes-Benz Auto Lease Trust, 3.100%, 11/15/21	2,350	2,371,180
Nissan Auto Lease Trust, 2.270%, 07/15/22	2,550	2,558,014

Total Asset-Backed Securities (Cost $7,868,321)		7,914,503

Corporate Bonds | 32.9%

Banks | 10.3%
Bank of America Corp., 2.625%, 10/19/20	2,113	2,124,994
Citigroup, Inc., 2.650%, 10/26/20	3,626	3,645,612
JPMorgan Chase & Co., 4.625%, 05/10/21	685	708,789
Wells Fargo & Co., 2.600%, 07/22/20	3,425	3,438,029
		9,917,424
Biotechnology | 4.1%
AbbVie, Inc.:
2.500%, 05/14/20	3,020	3,024,531
2.300%, 05/14/21	872	875,728
		3,900,259

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (continued)

Capital Markets | 8.9%
Morgan Stanley:
5.500%, 01/26/20	$3,700	$3,707,859
5.500%, 07/28/21	425	447,693
The Goldman Sachs Group, Inc.:
5.375%, 03/15/20	3,730	3,755,870
5.250%, 07/27/21	647	678,856
		8,590,278
Electronic Equipment, Instruments & Components | 1.2%
Amphenol Corp., 2.200%, 04/01/20	1,115	1,115,142

Food & Staples Retailing | 2.6%
The Kroger Co.:
6.150%, 01/15/20	1,989	1,991,703
3.300%, 01/15/21	489	495,252
		2,486,955
Internet & Direct Marketing Retail | 1.2%
eBay, Inc., 3.250%, 10/15/20	1,129	1,136,224

IT Services | 2.8%
Fiserv, Inc., 2.700%, 06/01/20	2,685	2,691,647

Oil, Gas & Consumable Fuels | 1.8%
Enterprise Products Operating LLC, 5.200%, 09/01/20	1,721	1,756,729

Total Corporate Bonds (Cost $31,523,337)		31,594,658

The accompanying notes are an integral part of these financial statements.

Annual Report  65

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

US Government Securities | 1.3%

Mortgage-Backed Securities | 1.3%
Federal National Mortgage Association:
Pool# AE0315, 4.500%, 02/01/21	$1	$675
Pool# FM1033, 4.500%, 01/01/27	1,144	1,192,199

Total US Government Securities (Cost $1,186,694)		1,192,874

US Treasury Securities | 57.1%
U.S. Treasury Notes:
1.125%, 08/31/21	31,085	30,838,368
1.125%, 09/30/21	9,775	9,693,798
2.000%, 10/31/21	14,255	14,357,615

Total US Treasury Securities (Cost $54,844,456)		54,889,781

Description	Shares	Fair Value

Short-Term Investments | 0.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $24,900)	24,900	$24,900

Total Investments | 99.5% (Cost $95,447,708)		$95,616,716

Cash and Other Assets in Excess of Liabilities | 0.5%		494,497

Net Assets | 100.0%		$96,111,213

The accompanying notes are an integral part of these financial statements.

66  Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments

December 31, 2019

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2019, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Debt	5.5%
Global Fixed Income	2.0%
US Corporate Income	47.2%

(Ø)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2019 which may step up at a future date.

(«)	Issue in default.

(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2019.

(††)	A note or bond that offers protection from inflation by paying a fixed rate of interest on the principal amount that is adjusted for inflation, in the applicable region, based on the Consumer Price Index or other equivalent regional benchmarks for measuring inflation.

Security Abbreviations:

BBSW	—	Bank Bill Swap Reference Rate
LIBOR	—	London Interbank Offered Rate
NTN- B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN- F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
PRIBOR	—	Prague Interbank Offered Rate

Currency Abbreviations:

AUD	—	Australian Dollar	MYR	—	Malaysian Ringgit
BRL	—	Brazilian Real	NOK	—	Norwegian Krone
CAD	—	Canadian Dollar	NZD	—	New Zealand Dollar
CHF	—	Swiss Franc	PEN	—	Peruvian Nuevo Sol
CLP	—	Chilean Peso	PHP	—	Philippine Peso
COP	—	Colombian Peso	PLN	—	Polish Zloty
CZK	—	Czech Koruna	RON	—	New Romanian Leu
DOP	—	Dominican Republic Peso	RUB	—	Russian Ruble
EUR	—	Euro	SEK	—	Swedish Krona
GBP	—	British Pound Sterling	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
INR	—	Indian Rupee	UAH	—	Ukrainian Hryvnia
JPY	—	Japanese Yen	USD	—	United States Dollar
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
MXN	—	Mexican New Peso	ZAR	—	South African Rand

Counterparty Abbreviations:

BOA	—	Bank of America NA	JPM	—	JPMorgan Chase Bank NA
BRC	—	Barclays Bank PLC	MSC	—	Morgan Stanley Capital Services LLC
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA	UBS	—	UBS AG

The accompanying notes are an integral part of these financial statements.

Annual Report  67

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio

Corporate & Quasi Government Bonds
Automobiles	—%	0.9%
Banks	0.4	10.8
Beverages	—	2.0
Capital Markets	—	1.9
Consumer Finance	—	1.0
Containers & Packaging	—	0.5
Diversified Consumer Services	—	0.5
Diversified Financial Services	—	2.4
Diversified Telecommunication Services	—	2.1
Electrical Equipment	—	1.1
Electrical Utility	1.3	—
Health Care Providers & Services	—	1.6
Hotels, Restaurants & Leisure	—	2.0
Machinery	—	1.0
Metals & Mining	0.7	—
Oil, Gas & Consumable Fuels	2.9	—
Personal Products	—	1.6
Pharmaceuticals	—	0.5
Software	—	1.4
Technology Hardware, Storage & Peripherals	—	1.6
Thrifts & Mortgage Finance	0.3	—
Trading Companies & Distributors	—	0.5
Wireless Telecommunication Services	0.3	0.5
Subtotal	5.9	33.9
Foreign Government Obligations	87.8	43.3
Supranational Bonds	0.1	10.3
US Municipal Bonds	—	1.9
US Treasury Securities	—	9.4
Short-Term Investments	3.7	0.5
Total Investments	97.5%	99.3%
†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

68  Annual Report

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The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2019	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio

ASSETS
Investments in securities, at fair value	$89,146,208	$6,472,262
Cash	22,071	—
Cash collateral due from broker on swaps	65,660	—
Foreign currency, at fair value	150,625	10
Receivables for:
Dividends and interest	1,468,253	60,490
Investments sold	545,262	—
Capital stock sold	12,220	—
Amount due from Investment Manager (Note 3)	—	31,570
Gross unrealized appreciation on:
Forward currency contracts	475,284	36,707
Swap agreements	4,527	—
Prepaid expenses	411	1,528
Total assets	91,890,521	6,602,567

LIABILITIES
Payables for:
Accrued custodian fees	55,540	12,762
Foreign capital gains taxes	49,995	—
Accrued professional services	32,086	25,343
Accrued shareholders’ reports	12,267	2,685
Accrued registration fee	1,133	4,631
Management fees	746	—
Accrued distribution fees	115	—
Investments purchased	101,729	—
Capital stock redeemed	63,418	8
Dividends	3,223	—
Variation margin payable on centrally cleared swaps	784	—
Gross unrealized depreciation on forward currency contracts	172,018	40,390
Other accrued expenses and payables	6,000	1,988
Total liabilities	499,054	87,807
Net assets	$91,391,467	$6,514,760

NET ASSETS
Paid in capital	$131,397,869	$6,431,693
Distributable earnings (Accumulated loss)	(40,006,402)	83,067
Net assets	$91,391,467	$6,514,760

The accompanying notes are an integral part of these financial statements.

70  Annual Report

Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$296,985,267	$95,616,716
—	—
—	—
—	—

3,761,989	578,298
—	—
894,925	—
—	5,874

—	—
—	—
—	577
301,642,181	96,201,465

28,082	11,215
—	—
29,525	24,334
12,786	4,020
2,545	633
81,157	—
907	—
—	—
58,811	37,927
27,664	7,571
—	—

—	—
10,918	4,552
252,395	90,252
$301,389,786	$96,111,213

$301,965,062	$97,109,564
(575,276)	(998,351)
$301,389,786	$96,111,213

Annual Report  71

December 31, 2019	Lazard Emerging Markets Debt Portfolio		Lazard Global Fixed Income Portfolio

Institutional Shares
Net assets	$90,858,460		$6,455,567
Shares of capital stock outstanding*	11,283,061		710,971
Net asset value, offering and redemption price per share	$8.05		$9.08

Open Shares
Net assets	$531,820		$59,193
Shares of capital stock outstanding*	65,403		6,518
Net asset value, offering and redemption price per share	$8.13		$9.08

R6 Shares
Net assets	$1,187		—
Shares of capital stock outstanding*	137	†	—
Net asset value, offering and redemption price per share*	$8.64		—

Cost of investments in securities	$87,559,831		$6,347,402
Cost of foreign currency	$146,969		$10

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
†	Shares values are rounded for presentation purposes.

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$297,218,722	$96,095,688
60,413,135	9,832,361

$4.92	$9.77

$4,169,914	$15,525
843,620	1,587

$4.94	$9.78

$1,150	—
233	—

$4.94	—

$289,706,929	$95,447,708
$—	$—

Annual Report  73

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2019	Lazard Emerging Markets Debt Portfolio	Lazard Global Fixed Income Portfolio

Investment Income (Loss)

Income
Interest	$9,279,453	$171,809
Dividends	—	—
Total investment income*	9,279,453	171,809
Expenses
Management fees (Note 3)	1,136,232	30,222
Custodian fees	224,276	51,475
Professional services	66,059	44,557
Registration fees	47,269	47,075
Administration fees	36,786	15,604
Shareholders’ services	33,021	21,069
Shareholders’ reports	32,742	5,814
Directors’ fees and expenses	15,175	5,253
Distribution fees (Open Shares)	1,543	105
Other^	54,233	1,253
Total gross expenses	1,647,336	222,427
Management fees waived and expenses reimbursed	(184,240)	(179,983)
Total net expenses	1,463,096	42,444
Net investment income (loss)	7,816,357	129,365
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Forward Currency Contracts and Swap Agreements
Net realized gain (loss) on:
Investments**	(1,042,152)	92
Foreign currency transactions	40,447	(3,072)
Forward currency contracts	(462,715)	(23,340)
Swap agreements	228,700	—
Total net realized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	(1,235,720)	(26,320)
Net change in unrealized appreciation (depreciation) on:
Investments†	19,784,484	346,295
Foreign currency translations	13,530	1,339
Forward currency contracts	(404,050)	(35,786)
Swap agreements	28,722	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	19,422,686	311,848
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	18,186,966	285,528
Net increase (decrease) in net assets resulting from operations	$26,003,323	$414,893
* Net of foreign withholding taxes of	$51,140	$1,204
** Net of foreign capital gains taxes of	$31,751	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$(33,388)	$—
^ Includes interest on line of credit of	$41,911	$—

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio

$14,744,250	$2,648,708
301,559	—
15,045,809	2,648,708

1,648,988	256,962
105,333	44,150
61,508	46,693
42,409	41,076
55,325	27,696
36,498	22,533
35,042	13,988
18,800	9,870
9,748	50
14,666	8,088
2,028,317	471,106
(366,677)	(59,369)
1,661,640	411,737
13,384,169	2,236,971

(1,270,563)	357,354
—	—
—	—
—	—

(1,270,563)	357,354

25,490,941	397,651
—	—
—	—
—	—

25,490,941	397,651

24,220,378	755,005

$37,604,547	$2,991,976
$—	$—
$—	$—

$—	$—
$134	$—

Annual Report  75

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Debt Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$7,816,357	$14,539,447
Net realized gain (loss) on investments, foreign currency transactions, forward currency contracts and swap agreements	(1,235,720)	(11,020,379)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward currency contracts and swap agreements	19,422,686	(21,451,917)
Net increase (decrease) in net assets resulting from operations	26,003,323	(17,932,849)

Distributions to shareholders (Note 2(e))
Net investment income
Institutional Shares	(2,820,563)	(4,701,379)
Open Shares	(15,060)	(68,347)
R6 Shares	(1,054,209)	(2,107,177)
Return of capital
Institutional Shares	(2,828,484)	(5,201,496)
Open Shares	(15,103)	(75,617)
R6 Shares	(1,057,170)	(2,331,332)
Net decrease in net assets resulting from distributions	(7,790,589)	(14,485,348)

Capital stock transactions
Net proceeds from sales
Institutional Shares	5,519,820	53,729,663
Open Shares	25,565	2,519,684
R6 Shares	3,000,000	110,381,409
Net proceeds from reinvestment of distributions
Institutional Shares	5,597,352	9,761,506
Open Shares	27,508	142,468
R6 Shares	1,895,822	4,438,509
Cost of shares redeemed
Institutional Shares	(74,178,361)	(183,928,083)
Open Shares	(249,403)	(8,319,029)
R6 Shares	(112,096,412)	—
Net increase (decrease) in net assets from capital stock transactions	(170,458,109)	(11,273,873)
Total increase (decrease) in net assets	(152,245,375)	(43,692,070)
Net assets at beginning of period	243,636,842	287,328,912
Net assets at end of period	$91,391,467	$243,636,842

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Lazard Global Fixed Income Portfolio		Lazard US Corporate Income Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$129,365	$127,326	$13,384,169	$16,087,868

(26,320)	(81,191)	(1,270,563)	588,674

311,848	(188,780)	25,490,941	(25,354,375)

414,893	(142,645)	37,604,547	(8,677,833)

(41,983)	(59,363)	(13,329,897)	(15,821,900)
(258)	(319)	(164,448)	(253,454)
—	—	(50)	(13,162)

(86,802)	(67,280)	—	—
(534)	(362)	—	—
—	—	—	—

(129,577)	(127,324)	(13,494,395)	(16,088,516)

1,731,974	2,654,185	43,405,036	49,765,025
28,292	—	793,277	2,569,673
—	—	—	24,665

128,783	126,631	12,992,902	14,673,547
792	681	123,455	120,865
—	—	50	6,762

(1,183,895)	(1,722,437)	(91,253,438)	(76,329,156)
(4,575)	(9)	(1,381,443)	(3,681,834)
—	—	—	(1,782,867)

701,371	1,059,051	(35,320,161)	(14,633,320)
986,687	789,082	(11,210,009)	(39,399,669)
5,528,073	4,738,991	312,599,795	351,999,464
$6,514,760	$5,528,073	$301,389,786	$312,599,795

Annual Report  77

	Lazard Emerging Markets Debt Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	19,428,100	33,323,876
Shares sold	708,856	6,920,539
Shares issued to shareholders from reinvestment of distributions	717,798	1,230,443
Shares redeemed	(9,571,693)	(22,046,758)
Net increase (decrease)	(8,145,039)	(13,895,776)
Shares outstanding at end of period	11,283,061	19,428,100

Open Shares
Shares outstanding at beginning of period	90,147	766,577
Shares sold	3,264	298,747
Shares issued to shareholders from reinvestment of distributions	3,493	17,024
Shares redeemed	(31,501)	(992,201)
Net increase (decrease)	(24,744)	(676,430)
Shares outstanding at end of period	65,403	90,147

R6 Shares
Shares outstanding at beginning of period	12,683,587	125
Shares sold	380,227	12,137,545
Shares issued to shareholders from reinvestment of distributions	228,635	545,917
Shares redeemed	(13,292,312)	—
Net increase (decrease)	(12,683,450)	12,683,462
Shares outstanding at end of period	137	12,683,587

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Lazard Global Fixed Income Portfolio		Lazard US Corporate Income Portfolio
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

635,449	520,489	67,838,982	70,514,409
194,459	294,722	9,039,016	10,487,599

14,404	14,452	2,687,353	3,108,656
(133,341)	(194,214)	(19,152,216)	(16,271,682)
75,522	114,960	(7,425,847)	(2,675,427)
710,971	635,449	60,413,135	67,838,982

3,789	3,712	944,746	1,162,735
3,164	—	163,011	539,630

88	78	25,394	25,492
(523)	(1)	(289,531)	(783,111)
2,729	77	(101,126)	(217,989)
6,518	3,789	843,620	944,746

—	—	223	364,469
—	—	—	5,023

—	—	10	1,389
—	—	—	(370,658)
—	—	10	(364,246)
—	—	233	223

Annual Report  79

	Lazard US Short Duration Fixed Income Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,236,971	$2,205,642
Net realized gain (loss) on investments	357,354	(1,149,097)
Net change in unrealized appreciation (depreciation) on investments	397,651	237,332
Net increase (decrease) in net assets resulting from operations	2,991,976	1,293,877

Distributions to shareholders (Note 2(e))
Institutional Shares	(2,093,618)	(1,976,743)
Open Shares	(356)	(464)
R6 Shares	—	—
Return of capital
Institutional Shares	(144,024)	(228,383)
Open Shares	(25)	(54)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(2,238,023)	(2,205,644)

Capital stock transactions
Net proceeds from sales
Institutional Shares	10,221,674	40,433,005
Open Shares	71	47,508
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	2,113,226	2,000,809
Open Shares	381	514
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(33,268,726)	(25,637,022)
Open Shares	(21,871)	(35,952)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(20,955,245)	16,808,862
Total increase (decrease) in net assets	(20,201,292)	15,897,095
Net assets at beginning of period	116,312,505	100,415,410
Net assets at end of period	$96,111,213	$116,312,505

The accompanying notes are an integral part of these financial statements.

80  Annual Report

	Lazard US Short Duration Fixed Income Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	11,984,211	10,259,235
Shares sold	1,048,374	4,157,165
Shares issued to shareholders from reinvestment of distributions	216,771	206,126
Shares redeemed	(3,416,995)	(2,638,315)
Net increase (decrease)	(2,151,850)	1,724,976
Shares outstanding at end of period	9,832,361	11,984,211

Open Shares
Shares outstanding at beginning of period	3,789	2,561
Shares sold	7	4,869
Shares issued to shareholders from reinvestment of distributions	39	53
Shares redeemed	(2,248)	(3,694)
Net increase (decrease)	(2,202)	1,228
Shares outstanding at end of period	1,587	3,789

Annual Report  81

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Institutional Shares
Net asset value, beginning of period	$7.36	$8.43	$7.90	$7.71		$8.84
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.40	0.46	0.46	0.48	^	0.39
Net realized and unrealized gain (loss)	0.68	(1.07)	0.53	0.19		(1.13)
Total from investment operations	1.08	(0.61)	0.99	0.67		(0.74)
Less distributions from:
Net investment income	(0.19)	(0.22)	(0.43)	(0.19)		— (b)
Return of capital	(0.20)	(0.24)	(0.03)	(0.29)		(0.39)
Total distributions	(0.39)	(0.46)	(0.46)	(0.48)		(0.39)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$8.05	$7.36	$8.43	$7.90		$7.71
Total Return (c)	15.03%	–7.45%	12.69%	8.64	%^	–8.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$90,858	$143,015	$280,808	$240,833		$258,517
Ratios to average net assets :
Net expenses	0.98%	0.93%	0.93%	0.96	%^	0.96%
Gross expenses	1.08%	0.93%	0.93%	0.96%		0.96%
Net investment income (loss)	5.15%	5.78%	5.52%	5.90	%^	4.69%
Portfolio turnover rate	106%	97%	88%	118%		162%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$7.43	$8.50	$7.98	$7.79	$8.91
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.39	0.47	0.44	0.46 ^	0.36
Net realized and unrealized gain (loss)	0.69	(1.10)	0.51	0.19	(1.11)
Total from investment operations	1.08	(0.63)	0.95	0.65	(0.75)
Less distributions from:
Net investment income	(0.19)	(0.20)	(0.40)	(0.18)	— (b)
Return of capital	(0.19)	(0.24)	(0.03)	(0.28)	(0.37)
Total distributions	(0.38)	(0.44)	(0.43)	(0.46)	(0.37)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$8.13	$7.43	$8.50	$7.98	$7.79
Total Return (c)	14.85%	–7.59%	12.16%	8.27%^	–8.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$532	$670	$6,520	$6,801	$6,910
Ratios to average net assets :
Net expenses	1.18%	1.20%	1.22%	1.28%^	1.30%
Gross expenses	2.91%	1.62%	1.36%	1.40%	1.75%
Net investment income (loss)	4.91%	5.49%	5.21%	5.59%^	4.54%
Portfolio turnover rate	106%	97%	88%	118%	162%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended			For the Period 7/28/16* to
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16 *

R6 Shares
Net asset value, beginning of period	$7.88	$8.88	$7.90	$8.34
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.43	0.48	0.45	0.20 ^
Net realized and unrealized gain (loss)	0.75	(1.12)	0.54	(0.44)
Total from investment operations	1.18	(0.64)	0.99	(0.24)
Less distributions from:
Net investment income	(0.20)	(0.11)	(0.01)	(0.08)
Return of capital	(0.22)	(0.25)	— (b)	(0.12)
Total distributions	(0.42)	(0.36)	(0.01)	(0.20)
Net asset value, end of period	$8.64	$7.88	$8.88	$7.90
Total Return (c)	15.22%	–7.24%	12.61%	–2.93%^

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$99,952	$1	$1,145
Ratios to average net assets (d):
Net expenses	0.93%	0.90%	0.90%	0.90%^
Gross expenses	1.09%	0.94%	43.88%	2.21%
Net investment income (loss)	5.18%	5.97%	5.71%	5.73%^
Portfolio turnover rate	106%	97%	88%	118%

^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. For Institutional Shares, there was a 0.14% impact on the total return and the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open and R6 Shares, there was no impact on the total return and the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
*	The inception date for the R6 Shares was July 28, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

84  Annual Report

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$8.65	$9.04	$8.57	$8.74	$9.30
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.20	0.20	0.20	0.19
Net realized and unrealized gain (loss)	0.43	(0.38)	0.47	(0.17)	(0.56)
Total from investment operations	0.62	(0.18)	0.67	0.03	(0.37)
Less distributions from:
Net investment income	(0.06)	(0.10)	—	(0.12)	—
Return of capital	(0.13)	(0.11)	(0.20)	(0.08)	(0.19)
Total distributions	(0.19)	(0.21)	(0.20)	(0.20)	(0.19)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$9.08	$8.65	$9.04	$8.57	$8.74
Total Return (c)	7.25%	–2.06%	7.87%	0.22%	–4.03%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,456	$5,495	$4,705	$4,266	$5,795
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.72%	0.75%	0.76%
Gross expenses	3.51%	3.61%	4.39%	4.70%	4.26%
Net investment income (loss)	2.14%	2.33%	2.23%	2.18%	2.08%
Portfolio turnover rate	65%	60%	42%	47%	60%

The accompanying notes are an integral part of these financial statements.

Annual Report  85

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$8.65	$9.04	$8.57	$8.74	$9.30
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.18	0.17	0.17	0.16
Net realized and unrealized gain (loss)	0.43	(0.39)	0.47	(0.17)	(0.56)
Total from investment operations	0.60	(0.21)	0.64	— (b)	(0.40)
Less distributions from:
Net investment income	(0.06)	(0.08)	—	(0.10)	—
Return of capital	(0.11)	(0.10)	(0.17)	(0.07)	(0.16)
Total distributions	(0.17)	(0.18)	(0.17)	(0.17)	(0.16)
Net asset value, end of period	$9.08	$8.65	$9.04	$8.57	$8.74
Total Return (c)	6.98%	–2.31%	7.55%	–0.07%	–4.31%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59	$33	$34	$34	$56
Ratios to average net assets:
Net expenses	0.95%	0.98%	1.02%	1.05%	1.06%
Gross expenses	27.52%	38.42%	42.88%	27.52%	27.72%
Net investment income (loss)	1.88%	2.08%	1.95%	1.88%	1.80%
Portfolio turnover rate	65%	60%	42%	47%	60%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$4.54	$4.89	$4.87	$4.64	$4.91
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.22	0.22	0.22	0.23	0.24
Net realized and unrealized gain (loss)	0.38	(0.35)	0.02	0.23	(0.27)
Total from investment operations	0.60	(0.13)	0.24	0.46	(0.03)
Less distributions from:
Net investment income	(0.22)	(0.22)	(0.22)	(0.23)	(0.24)
Return of capital	—	—	—	—	— (b)
Total distributions	(0.22)	(0.22)	(0.22)	(0.23)	(0.24)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$4.92	$4.54	$4.89	$4.87	$4.64

Total Return (c)	13.34%	–2.73%	5.09%	10.09%	–0.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$297,219	$308,285	$344,508	$302,997	$243,712
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.67%	0.64%	0.67%	0.69%	0.69%
Net investment income (loss)	4.47%	4.65%	4.57%	4.78%	4.94%
Portfolio turnover rate	21%	16%	21%	14%	17%

The accompanying notes are an integral part of these financial statements.

Annual Report  87

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$4.57	$4.91	$4.89	$4.66	$4.93
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.21	0.21	0.21	0.23
Net realized and unrealized gain (loss)	0.37	(0.34)	0.02	0.24	(0.27)
Total from investment operations	0.57	(0.13)	0.23	0.45	(0.04)
Less distributions from:
Net investment income	(0.20)	(0.21)	(0.21)	(0.22)	(0.23)
Return of capital	—	—	—	—	— (b)
Total distributions	(0.20)	(0.21)	(0.21)	(0.22)	(0.23)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of period	$4.94	$4.57	$4.91	$4.89	$4.66

Total Return (c)	12.74%	–2.78%	4.77%	9.74%	–0.98%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,170	$4,314	$5,708	$7,618	$1,968
Ratios to average net assets:
Net expenses	0.83%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.19%	1.11%	1.13%	1.18%	1.69%
Net investment income (loss)	4.18%	4.34%	4.28%	4.44%	4.65%
Portfolio turnover rate	21%	16%	21%	14%	17%

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Selected data for a share					For the Period
of capital stock outstanding	Year Ended				11/3/16
throughout each period	12/31/19	12/31/18		12/31/17	to 12/31/16*

R6 Shares
Net asset value, beginning of period	$4.67	$4.89		$4.87	$4.84
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.23	0.23		0.22	0.04
Net realized and unrealized gain (loss)	0.26	(0.35)		0.02	0.03
Total from investment operations	0.49	(0.12)		0.24	0.07
Less distributions from:
Net investment income	(0.22)	(0.10)		(0.22)	(0.04)
Total distributions	(0.22)	(0.10)		(0.22)	(0.04)
Net asset value, end of period	$4.94	$4.67		$4.89	$4.87

Total Return (c)	10.67%	–2.43	%(d)	5.09%	1.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1	$1		$1,783	$1,697
Ratios to average net assets(e):
Net expenses	0.55%	0.55%		0.55%	0.55%
Gross expenses	858.55%	4.62%		1.69%	1.73%
Net investment income (loss)	4.55%	4.61%		4.58%	4.71%
Portfolio turnover rate	21%	16%		21%	14%

*	The inception date for the R6 Shares was November 3, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and were recorded in the period received. There was a 0.62% impact on the total return of the Portfolio’s R6 Shares.
(e)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$9.70	$9.79	$9.86	$9.89	$9.99
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21	0.19	0.14	0.13	0.10
Net realized and unrealized gain (loss)	0.07	(0.09)	(0.07)	(0.03)	(0.09)
Total from investment operations	0.28	0.10	0.07	0.10	0.01
Less distributions from:
Net investment income	(0.20)	(0.17)	(0.11)	(0.09)	(0.06)
Return of capital	(0.01)	(0.02)	(0.03)	(0.04)	(0.05)
Total distributions	(0.21)	(0.19)	(0.14)	(0.13)	(0.11)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$9.77	$9.70	$9.79	$9.86	$9.89

Total Return (c)	2.93%	1.08%	0.72%	1.00%	0.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$96,096	$116,276	$100,390	$103,175	$103,150
Ratios to average net assets:
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.45%	0.43%	0.43%	0.50%	0.48%
Net investment income (loss)	2.18%	2.00%	1.43%	1.30%	1.05%
Portfolio turnover rate	175%	170%	108%	157%	57%

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$9.71	$9.79	$9.87	$9.90	$10.01
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.16	0.11	0.10	0.17
Net realized and unrealized gain (loss)	0.06	(0.08)	(0.08)	(0.03)	(0.09)
Total from investment operations	0.25	0.08	0.03	0.07	0.08
Less distributions from:
Net investment income	(0.17)	(0.14)	(0.09)	(0.07)	(0.14)
Return of capital	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)
Total distributions	(0.18)	(0.16)	(0.11)	(0.10)	(0.19)
Redemption fees	—	—	—	—	— (b)
Net asset value, end of period	$9.78	$9.71	$9.79	$9.87	$9.90

Total Return (c)	2.64%	0.88%	0.32%	0.70%	0.77%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16	$37	$25	$44	$27
Ratios to average net assets:
Net expenses	0.69%	0.70%	0.70%	0.70%	0.70%
Gross expenses	51.53%	38.00%	33.88%	31.22%	42.51%
Net investment income (loss)	1.91%	1.68%	1.13%	1.00%	1.68%
Portfolio turnover rate	175%	170%	108%	157%	57%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2019

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2019, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Emerging Markets Debt, Global Fixed Income, US Corporate Income and US Short Duration Fixed Income Portfolios. The financial statements of the other twenty-six Portfolios are presented separately.

The Portfolios, other than Emerging Markets Debt Portfolio, are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ Prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Invest-

92  Annual Report

ments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on non-US securities exchanges and in over-the-counter markets may be completed before or after the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, non-US securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the

Annual Report  93

most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes

94  Annual Report

in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2019, the Emerging Markets Debt and Global Fixed Income Portfolios traded in forward currency contracts.

(d) Swap Agreements—Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified bench-

Annual Report  95

mark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets. Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2019, the Emerging Markets Debt Portfolio traded in swap agreements.

(e) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2019, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Debt	$19,781,338	$17,527,559
US Corporate Income	3,297,379	4,414,322
US Short Duration Fixed Income	765,108	370,521

During the year ended December 31, 2019, the following Portfolios utilized realized capital loss carryovers from previous years:

Portfolio	Amount

Emerging Markets Debt	$3,412,297
Global Fixed Income	41,663
US Short Duration Fixed Income	407,782

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of

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the following tax year. For the tax year ended December 31, 2019, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Debt	$89,841,073	$233,789	$2,950,628	$(2,716,839)
Global Fixed Income	6,348,960	151,185	60,612	90,573
US Corporate Income	289,858,407	8,414,540	1,287,680	7,126,860
US Short Duration Fixed Income	95,450,836	166,312	432	165,880

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—Emerging Markets Debt Portfolio intends to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, on the other Portfolios will be declared and paid monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, distribution redesignations, certain fixed-income securities and expenses, derivatives, wash sales, return of capital distributions, currency straddles and pay-down gain/loss. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Emerging Markets Debt	$(3,900,757)	$3,900,757
Global Fixed Income	(87,336)	87,336
US Short Duration Fixed Income	(144,049)	144,049

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2019	2018	2019	2018

Emerging Markets Debt*	$3,889,832	$6,876,903	$—	$—
Global Fixed Income*	29,864	59,682	12,377	—
US Corporate Income	13,494,395	16,088,516	—	—
US Short Duration Fixed Income*	2,093,974	1,977,207	—	—

*	Emerging Markets Debt, Global Fixed Income and US Short Duration Fixed Income Portfolios had return of capital distributions of $3,900,757, $87,336 and $144,049 in 2019, and $7,608,445, $67,642, and $228,437 in 2018, respectively.

At December 31, 2019, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Emerging Markets Debt	$—	$(37,308,897)	$(2,697,505)
Global Fixed Income	—	—	83,067
US Corporate Income	37,229	(7,711,701)	7,099,196
US Short Duration Fixed Income	—	(1,135,629)	137,278

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(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—Until August 15, 2016, the Portfolios, other than the US Short Duration Fixed Income Portfolio, imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(j) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

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3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Debt	0.75%
Global Fixed Income	0.50
US Corporate Income	0.55
US Short Duration Fixed Income	0.25

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2020, if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, including, for the purposes of the expense limitation agreement only, fees related to filing foreign tax reclaims, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolios, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

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Portfolio	Institutional Shares	Open Shares		R6 Shares

Emerging Markets Debt (a)	0.95%	1.15%		0.90%
Global Fixed Income	0.70	0.95		N/A
US Corporate Income	0.55	0.80	(b)	0.55
US Short Duration Fixed Income	0.40	0.65	(c)	N/A

(a)	Agreement extends from May 1, 2020 to May 1, 2029, at levels of 1.10%, 1.35%, and 1.05%, respectively.
(b)	From January 1, 2019 to September 9, 2019, percentage was 0.85%.
(c)	From January 1, 2019 to September 9, 2019, percentage was 0.70%.

In addition, until May 1, 2020, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

During the year ended December 31, 2019, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Debt	$108,472	$—	$4,628	$6,047
Global Fixed Income	30,011	138,779	210	10,983
US Corporate Income	343,199	—	14,040	—
US Short Duration Fixed Income	49,274	—	50	10,045

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

Emerging Markets Debt	$65,093	$—
US Corporate Income	7	9,431

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

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In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, the Lazard US Short Duration Fixed Income Portfolio experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2019, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $23,000 to the Audit Committee Chair. Effective January 1, 2020, the aggregate compensation for Independent Directors for the

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Lazard Fund Complex is comprised of: (1) an annual retainer of $237,000, (2) an additional annual fee of $33,700 to the lead Independent Director, and (3) an additional annual fee of $23,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at a rate of $5,000 per active Portfolio with the remainder allocated based upon each active Portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2019 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Debt	$160,458,808	$320,516,776
Global Fixed Income	3,336,381	2,995,414
US Corporate Income	61,981,498	113,698,927
US Short Duration Fixed Income	21,953,450	32,745,208

	US Government and Treasury Securities
Portfolio	Purchases	Sales

Global Fixed Income	$630,771	$746,636
US Short Duration Fixed Income	148,585,232	156,845,678

For the year ended December 31, 2019, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes,

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including the meeting of redemption requests that otherwise might require the untimely disposition of securities. From January 1, 2019 through December 12, 2019, the Agreement provided for a $50 million commitment; effective December 13, 2019, the commitment was increased to $100 million. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2019, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Emerging Markets Debt	$8,006,325		$43,802,780	3.37%	56
US Corporate Income	687,500		790,000	3.51	2

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly

104  Annual Report

vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility,

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decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including a single large request for a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, and/or Portfolio expenses. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio

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may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(e) Mortgage-Related and Asset-Backed Securities Risk—Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily

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true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

(f) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the

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direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

(g) Non-Diversification Risk—The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(h) Structured Products Risk—Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed-income securities and derivatives transactions. Derivatives transactions may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference assets, markets or rates. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2019:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Emerging Markets Debt Portfolio
Assets:
Corporate Bonds*	$—	$3,830,588	$—	$3,830,588
Foreign Government Obligations*	—	80,242,761	—	80,242,761
Quasi Government Bonds*	—	1,614,372	—	1,614,372
Supranational Bonds	—	106,056	—	106,056
Short-Term Investments	3,352,431	—	—	3,352,431
Other Financial Instruments†
Forward Currency Contracts	—	475,284	—	475,284
Interest Rate Swap Agreements	—	28,722	—	28,722
Total	$3,352,431	$86,297,783	$—	$89,650,214
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(172,018)	$—	$(172,018)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$1,905,474	$—	$1,905,474
Foreign Government Obligations*	—	2,823,866	—	2,823,866
Quasi Government Bonds*	—	297,104	—	297,104
Supranational Bonds	—	671,502	—	671,502
US Municipal Bonds	—	125,910	—	125,910
US Treasury Securities	—	612,676	—	612,676
Short-Term Investments	35,730	—	—	35,730
Other Financial Instruments†
Forward Currency Contracts	—	36,707	—	36,707
Total	$35,730	$6,473,239	$—	$6,508,969
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(40,390)	$—	$(40,390)

US Corporate Income Portfolio
Corporate Bonds*	$—	$274,665,201	$—	$274,665,201
Exchange-Traded Funds	6,117,053	—	—	6,117,053
Short-Term Investments	16,203,013	—	—	16,203,013
Total	$22,320,066	$274,665,201	$—	$296,985,267

US Short Duration Fixed Income Portfolio
Asset-Backed Securities	$—	$7,914,503	$—	$7,914,503
Corporate Bonds*	—	31,594,658	—	31,594,658
US Government Securities	—	1,192,874	—	1,192,874
US Treasury Securities	—	54,889,781	—	54,889,781
Short-Term Investments	24,900	—	—	24,900
Total	$24,900	$95,591,816	$—	$95,616,716

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

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A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

During the year ended December 31, 2019, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Emerging Markets Debt Portfolio	Global Fixed Income Portfolio

Forward currency contracts:
Average amounts purchased	$46,300,000	$2,600,000
Average amounts sold	43,100,000	2,500,000

Interest rate swap agreements:
Average notional value – receives fixed rate on centrally cleared	2,800,000#	—
Average notional value – receives fixed rate on OTC	2,100,000*	—

#	Represents average monthly notional exposure for the eight months the derivative instrument was open during the period.
*	Represents average monthly notional exposure for the ten months the derivative instrument was open during the period.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019:

Emerging Markets Debt Portfolio

Assets – Derivative Financial Instruments	Foreign Currency Contracts	Interest Rate Contracts	Total

Forward currency contracts
Unrealized appreciation on forward currency contracts	$475,284	$—	$475,284
Swap agreements
Unrealized appreciation on swap agreements	—	4,527	4,527
Total	$475,284	$4,527	$479,811

Annual Report  113

	Foreign	Interest
	Currency	Rate
Liabilities – Derivative Financial Instruments	Contracts	Contracts	Total

Forward currency contracts
Unrealized depreciation on forward currency contracts	$172,018	$—	$172,018
Swap agreements
Variation margin payable on centrally cleared swaps(a)	—	784	784
Total	$172,018	$784	$172,802

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swap agreements, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Global Fixed Income Portfolio

Assets – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized appreciation on forward currency contracts	$36,707

Liabilities – Derivative Financial Instruments

Forward currency contracts	Unrealized depreciation on forward currency contracts	$40,390

Emerging Markets Debt Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was:

	Foreign	Interest
	Currency	Rate
Net Realized Gain (Loss) from:	Contracts	Contracts	Total

Forward currency contracts	$(462,715)	$—	$(462,715)
Swap agreements	—	228,700	228,700
Total	$(462,715)	$228,700	$(234,015)

	Foreign	Interest
Net Change in Unrealized Appreciation	Currency	Rate
(Depreciation) on:	Contracts	Contracts	Total

Forward currency contracts	$(404,050)	$—	$(404,050)
Swap agreements	—	28,722	28,722
Total	$(404,050)	$28,722	$(375,328)

114  Annual Report

Global Fixed Income Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(23,340)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward currency contracts	$(35,786)

None of the other Portfolios presented traded in derivative instruments during the year ended December 31, 2019.

As of December 31, 2019, the Emerging Markets Debt and Global Fixed Income Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of December 31, 2019:

Emerging Markets Debt Portfolio

			Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$475,284	$—	$475,284
Interest Rate Swap Agreements	4,527	—	4,527
Total	$479,811	$—	$479,811

Annual Report  115

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Bank of America NA	$36,959	$(20,617)	$—	$16,342
Barclays Bank PLC	136,747	(100,454)	—	36,293
Citibank NA	28,157	(12,511)	—	15,646
HSBC Bank USA NA	46,248	—	—	46,248
JPMorgan Chase Bank NA	30,851	(4,465)	—	26,386
Standard Chartered Bank	143,354	(13,118)	—	130,236
UBS AG	57,495	(20,853)	—	36,642
Total	$479,811	$(172,018)	$—	$307,793

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$172,018	$—	$172,018

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Bank of America NA	$20,617	$(20,617)	$—	$—
Barclays Bank PLC	100,454	(100,454)	—	—
Citibank NA	12,511	(12,511)	—	—
JPMorgan Chase Bank NA	4,465	(4,465)	—	—
Standard Chartered Bank	13,118	(13,118)	—	—
UBS AG	20,853	(20,853)	—	—
Total	$172,018	$(172,018)	$—	$—

116  Annual Report

Global Fixed Income Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$36,707	$—	$36,707

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$11,047	$(10,348)	$—	$699
HSBC Bank USA NA	19,838	(16,421)	—	3,417
JPMorgan Chase Bank NA	5,822	(5,822)	—	—
Total	$36,707	$(32,591)	$—	$4,116

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Forward Currency Contracts	$40,390	$—	$40,390

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Citibank NA	$10,348	$(10,348)	$—	$—
HSBC Bank USA NA	16,421	(16,421)	—	—
JPMorgan Chase Bank NA	13,431	(5,822)	—	7,609
Morgan Stanley Capital Services LLC	190	—	190	—
Total	$40,390	$(32,591)	$190	$7,609

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Annual Report  117

11. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Management has adopted the amendments and incorporated the changes in the current financial statements and related disclosures. For public business entities, the amendments in this ASU became effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

12. Subsequent Events

Management has evaluated subsequent events affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

118  Annual Report

The Lazard Funds, Inc.
Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Emerging Markets Debt Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Corporate Income Portfolio and Lazard US Short Duration Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Emerging Markets Debt Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Corporate Income Portfolio and Lazard US Short Duration Fixed Income Portfolio (collectively the “Portfolios”), four of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above, as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Annual Report  119

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 25, 2020

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

120  Annual Report

The Lazard Funds, Inc.
Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Annual Report  121

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)

Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2020, 35 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.
The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

122  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager (since November 2015)

Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)) of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018)

Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Annual Report  123

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2019

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2019:

Of the dividends paid by the Portfolios, none are qualified dividend income.

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Of the dividends paid by the Portfolios, the corresponding percentage represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains

Emerging Markets Debt	$ —
Global Fixed Income	12,377
US Corporate Income	—
US Short Duration Fixed Income	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

124  Annual Report

Schedule of Portfolio Holdings

The Fund files its complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report  125

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.Com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS026

Lazard Funds

Annual Report

December 31, 2019

Multi-Asset Funds

Lazard Global Dynamic Multi-Asset Portfolio

Lazard Opportunistic Strategies Portfolio

Lazard Real Assets and Pricing Opportunities Portfolio

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

PRIVACY NOTICE

WHAT DOES LAZARD DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. U.S. federal law gives our clients the right to limit some but not all sharing. U.S. federal and other applicable law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. The legal basis for our collection of your personal information is our contract with you and our legitimate business interest to provide contractual services to you. The collection of this information is necessary for us to be able to provide advisory services to you and the failure to provide such information will result in our inability to provide our services. This information includes your social security number (for U.S. persons) and may include other information such as your:

•	Assets and income;

•	Investment experience;

•	Transaction history;

•	Credit history; and

•	Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example, when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, direct us to buy or sell securities for your account, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies (such as credit bureaus).

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

•	To provide advisory services to you;

•	To open an account for you;

•	To process a transaction for your account;

•	To market products and services to you; and/or

•	To respond to court orders and legal investigations.

If you are an investor located within a European Union country, please note that personal information may be collected, shared and/or stored outside of the European Union.

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker, counterparty, fund administrator or third party service provider that aggregates data in a central repository for access by a broker, counterparty or fund administrator to provide its services. We may also disclose such information to service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you. We require third party service providers and financial institutions with which we have a formal agreement to provide services relating to our arrangements with you to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with applicable privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the U.S. federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you). We may also share your personal information with non affiliates (such as a government agency or regulatory authority) as required by applicable law.

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

How long we keep your personal information. We retain your personal information for the duration of your advisory relationship with us and for a period of time thereafter as required by applicable law.

Your rights with respect to this information. If you are an investor located within a European Union country, you have the following rights with respect to your personal information:

•	The right to request and obtain a copy of your personal information that we maintain;

•	The right to correct your personal information that we maintain;

•	The right to request the erasure of your personal information from our systems, subject to applicable recordkeeping requirements applicable to us; and

•	The right to lodge a complaint with a supervisory authority.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

•	Lazard Asset Management LLC

•	Lazard Asset Management (Canada), Inc.[2]

•	Lazard Asset Management Securities LLC

Who to contact with questions. If you have any questions about this Privacy Notice, please call (800) 823-6300 or visit our website at http://www.lazardassetmanagement.com.

[2]	Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
9	Performance Overviews (unaudited)
13	Information About Your Portfolio’s Expenses (unaudited)
15	Portfolio Holdings Presented by Asset Class/Sector
16	Portfolios of Investments
16	Lazard Global Dynamic Multi-Asset Portfolio
38	Lazard Opportunistic Strategies Portfolio
40	Lazard Real Assets and Pricing Opportunities Portfolio
56	Notes to Portfolios of Investments
60	Statements of Assets and Liabilities
62	Statements of Operations
66	Statements of Changes in Net Assets
70	Financial Highlights
77	Notes to Financial Statements
112	Report of Independent Registered Public Accounting Firm
115	Board of Directors and Officers Information (unaudited)
118	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder,

In 2019, equity markets rallied while debt yields around the world declined. The US equity market outperformed most of its peers, with the S&P 500® Index rising by 31.5% over the year, hitting an all-time high in December. Equities rallied strongly in Europe (+27.5%), but other markets were less ebullient. Uncertainty over Brexit kept UK equities in a range for most of the year, while political unrest and declining oil prices weighed on a number of emerging markets. Faced with US-China trade tensions, a decelerating industrial economy, and clear messaging from key central banks that rates will stay lower for longer, investors reached for yield.

US equity markets began 2019 on uncertain footing after tightening monetary policy and trade tensions led to a sharp sell-off at the end of 2018. However, the US Federal Reserve (Fed) made an abrupt monetary policy U-turn after the market mayhem. Perhaps concluding that monetary policy would be even looser for even longer than previously expected, investors drove the S&P 500 up to record highs, while pushing the US 10-year Treasury yield down to within 10 basis points of the all-time low set in 2016. We believe the US economy appears to have averted recession and could continue to grow at a modest pace through 2020.

Emerging markets equities ended a tumultuous year on a positive note, with the MSCI Emerging Markets® Index up 18.4%. It was a near-perfect reversal of 2018’s dismal 14.6% decline. Trade was the biggest driver of emerging markets equities’ performance. A strong rally in the fourth quarter, for instance, came after two major trade developments. Looking ahead to 2020, we expect trade tensions to continue to influence the path of emerging markets equities, despite the accord on a long-awaited “Phase 1” deal between the United States and China.

In Europe, the European Central Bank (ECB) took rates further into negative territory with the first rate cut since 2016. Germany’s economy contracted in the second quarter after years of powering the euro zone economy. The rest of the euro zone has proven more resilient—France and Spain, for example, depend less than Ger-

2  Annual Report

many does on industrial activity and exports to drive growth. In the United Kingdom, the Conservative Party’s landslide win in a December election has helped dissipate some of the uncertainty that has weighed on UK markets since the Brexit vote in 2016.

Despite potential market challenges, we are optimistic for 2020 and believe that fundamental analysis and stock selection will be crucial drivers for performance. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities. We continue to strive for the long-term patterns of performance that are consistent with your expectations.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

The Lazard Funds, Inc. Investment Overviews (unaudited)

Multi-Asset

Global developed equities advanced significantly in the year as the MSCI World® Index gained 28%, in US dollar terms. The US-China trade war was a constant theme in the period, as threats of escalation brought markets down in May and August. However, as the year was drawing to a close, several developments boosted investor sentiment. Most notably, the United States and China appeared to be on a more constructive path as the so-called “Phase 1” agreement was announced in late December. In the United Kingdom, the future of Brexit gained clarity following the Conservative Party’s electoral victory. In 2019, the Fed cut rates three times which provided support for risk assets—especially in the fourth quarter. In this environment, US stocks led performance among the major regions. Europe and the United Kingdom lagged, but the latter market was a standout performer late in the year as Brexit fears were attenuated. Asian stocks lagged as a region—Japan was a laggard and Hong Kong markets were impacted by civil unrest. Emerging markets equities could not keep up with the developed world, but the MSCI Emerging Markets Index posted favorable returns for the year at 18%. Here again, as macro clouds cleared somewhat in the fourth quarter, emerging markets stocks gained ground on developed markets driven by strength in China.

In fixed income, interest rates generally declined until early September, including a particularly sharp downward move in August, as the first three quarters of the year were marked by escalating trade war tensions and concerns over global growth. However, as investor sentiment turned positive and some economic data showed signs of improvement, rates rose in the fourth quarter. The 10-year US Treasury hit a low of 1.45%—levels last seen in 2016—in early September and closed the year at 1.92%. German rates made headlines, around the third quarter as the entire sovereign yield curve traded at negative yields for the first time ever—the yield on the 10-year German bund finished the year at –0.18%. Credit spreads tightened in both high yield and investment grade as robust equity markets likely helped underpin credit sentiment. Currency markets were mixed in 2019 but reflected US dollar weakness toward year-end. This was in contrast to foreign exchange moves earlier in the year where most major currencies lost value

4  Annual Report

against the US dollar, as global economic and political uncertainty dominated investor sentiment. Commodity performance was positive in 2019, as the Bloomberg Commodity® Index Total Return gained almost 8% driven in part by energy and precious metals. Brent oil was volatile with drawdowns somewhat mirroring those in equities during May and August and a sharp spike in September on the back of an attack on Saudi Arabia’s oil infrastructure. Gold rallied sharply in the summer as trade war rhetoric and uncertainty filled the headlines.

Lazard Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2019, the Lazard Global Dynamic Multi-Asset Portfolio’s Institutional Shares posted a total return of 17.80%, while Open Shares posted a total return of 17.46%, as compared with the 27.67% return for the MSCI World Index and 17.06% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

In terms of asset allocation, the Portfolio’s average overweight to equities versus fixed income helped performance for the year.

Within equities, stock selection in the consumer discretionary and financials sectors added value, as did underweight exposure to the energy sector. By country, stock selection in Israel and Italy helped performance. In contrast, stock selection in the communication services, information technology, and real estate sectors hurt performance, as did underweight exposure to the information technology sector. Country detractors were driven by stock selection in France, Japan, and the United States, as well as by underweight exposure to the United States.

Within fixed income, overweight exposure to bonds and duration in Australia, Canada, Czech Republic, Hungary, New Zealand, Poland, Singapore, and the United States helped the Portfolio, as did security selection in the United States. In terms of currency management, overweight exposure to the Australian dollar and New Zealand dollar, underweight exposure to the Korean won, Chinese yuan, and Swedish krona added value, as did positioning in euro

Annual Report  5

proxies (i.e., underweight euro with overweight in the Czech koruna). In contrast, underweight exposure to bonds and duration in Japan and the euro zone hurt performance, as did security selection through underweight exposure to euro-denominated spread product and peripheral Europe. Currency management detracted through overweight exposure to the Japanese yen, as well as underweight exposure to the Thai baht and the Russian ruble.

The Portfolio uses currency forwards opportunistically and for hedging purposes. The contribution impact of these instruments was slightly negative over the period.

Lazard Opportunistic Strategies Portfolio

For the year ended December 31, 2019, the Lazard Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 15.16%, while Open Shares posted a total return of 14.91%, as compared with the 27.67% return for the MSCI World Index and 19.93% return for the Global Asset Allocation Blended Index.[1]

Trending investments, which represented 34% of the Portfolio at the end of the period, outperformed both indices. Exposure to US large cap, US technology and software, and global mobile payments were among the top contributors.

Diversifying investments, which represented 33% of the Portfolio at year-end, slightly lagged the Bloomberg Barclays US Aggregate Index, but underperformed both indices mentioned above. Positions in US corporate bonds and US health care contributed positively, while exposure to long-term US Treasuries detracted.

Contrarian investments, which represented 15% of the Portfolio at the end of the period, outperformed the Global Asset Allocation Blended Index but underperformed the MSCI World Index. Exposure to Japanese equities and to a US small-cap closed end fund added value. In contrast, exposure to Brazilian equities detracted from returns.

6  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio

For the year ended December 31, 2019, the Lazard Real Assets and Pricing Opportunities Portfolio’s Institutional Shares posted a total return of 16.07%, while Open Shares posted a total return of 15.80%, as compared with the 19.08% return for the blended Real Assets Custom Index and 27.67% return for the MSCI World Index.

Infrastructure returns were held back by US utility PG&E and French satellite operator SES. Global real estate stocks benefited from US positions, including data center REIT Equinix, industrial REIT Prologis, and hotel operator Hilton Worldwide. Detractors within real estate included US retail REIT Macerich and Luxembourg-based real estate operator (which focuses on German real estate) ADO Properties.

In contrast, equity allocations were additive amid strong global stock market performance in the year. Pricing-power stocks were the top contributors through value added from financials and health care stocks, which included names such as Aon, Master-card, Thermo Fisher Scientific, and Roche. Listed infrastructure equities were lifted by US railroad operator Kansas City Southern and UK water utility United Utilities.

Duration underweight to the US dollar curve and currency exposure to the pound sterling detracted.

Conversely, global inflation-linked bonds contributed positively to performance. Overweight exposure to bonds in New Zealand and Canada added value, as did currency exposure to the Australian dollar, the New Zealand dollar and the Swedish krona.

Commodities exposure added value in the period. Within futures, exposures to gold (mainly via a gold ETF) and crude oil helped performance, while exposure to livestock held back returns. Commodity-related equities added value. In similar fashion to the Portfolio’s futures exposure, oil stocks (e.g., BP and EOG Resources) and gold miners (e.g., Kirkland Lake Gold and Agnico Eagle Mines) were additive to returns.

Annual Report  7

The Portfolio uses forward currency contracts opportunistically and for hedging purposes. The impact of these instruments was positive during the period. Within commodities, the Portfolio uses futures and total return swaps to gain exposure to these assets. The impact of these instruments was slightly positive during the period.

Notes to Investment Overviews:

[1]	The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index and is rebalanced quarterly.

8  Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi-Asset Portfolio, MSCI® World Index and GDMA Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Since
	Year	Inception	†
Institutional Shares**	17.80%	8.44%
Open Shares**	17.46%	8.11%
MSCI World Index	27.67%	12.02%
GDMA Index	17.06%	7.34%

†	The inception date for the Portfolio was May 27, 2016.

Lazard Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Opportunistic Strategies Portfolio, MSCI World Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	15.16%	3.70%	5.45%
Open Shares**	14.91%	3.31%	5.09%
MSCI World Index	27.67%	8.74%	10.22%
Global Asset Allocation Blended Index	19.93%	6.61%	7.42%

Annual Report  9

Lazard Real Assets and Pricing Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Real Assets and Pricing Opportunities Portfolio, MSCI World Index, 70% MSCI World (USD Hedged) Index | 30% Barclays World Inflation-Linked Bond (USD Hedged) Index and Real Assets Custom Index (USD Hedged)*

Average Annual Total Returns*

Periods Ended December 31, 2019

	One	Since
	Year	Inception	†
Institutional Shares**	16.07%	5.64%
Open Shares**	15.80%	5.32%
MSCI World Index	27.67%	12.57%
		(Institutional
		Shares)
		12.12%
		(Open Shares)
70% MSCI World (US Hedged) Index | 30% Barclays	23.51%	10.56%
World Inflation-Linked Bond (USD Hedged) Index		(Institutional
		Shares)
		10.29%
		(Open Shares)
Real Assets Custom Index	19.08%	7.98%
		(Institutional
		Shares)
		7.89%
		(Open Shares)
†	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.

Notes to Performance Overviews:

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”) or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend distributing agent (“DST”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles, if any, and may differ from amounts reported in the financial highlights.

10  Annual Report

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Barclays Global Aggregate® Index and is rebalanced monthly. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury.

The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index and is rebalanced quarterly. The Bloomberg Barclays US Aggregate Index covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities, with maturities of no less than one year.

The 70% MSCI World (USD Hedged) Index | 30% Barclays World Inflation-Linked Bond (USD Hedged) Index, formerly referred to as the Real Assets Index, (USD Hedged), is an unmanaged index created by the Investment Manager, which is the performance of the 70% MSCI World Index (USD Hedged) and the 30% Bloomberg Barclays World Government Inflation-Linked Bond® Index (USD Hedged). The Bloomberg Barclays World Government Inflation-Linked Bond Index (USD Hedged) measures the performance of investment grade, government inflation-linked debt from 12 different developed markets countries.

The Real Assets Custom Index is an unmanaged index created by the Investment Manager, and is comprised of 20% MSCI World Index, 20% MSCI World Core Infrastructure USD Hedged Index (the “Infrastructure Index”), 20% MSCI ACWI IMI Core Real Estate Index, 20% Bloomberg Commodity Total Return Index and 20% Bloomberg Barclays World Government Inflation-Linked 1–10 Year USD Hedged Index. The Infrastructure Index captures large and mid-cap securities across the 23 developed market countries and is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. Note that Lazard invests in a range of companies globally, not specifically developed markets countries. The MSCI ACWI IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 developed markets and 26 emerging markets countries engaged in the ownership, development and management of specific core property type real estate. The index excludes companies, such as real estate services and real

Annual Report  11

estate financing companies, that do not own properties. The Bloomberg Commodity Total Return index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Indices (BCOM). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. The Bloomberg Barclays World Government Inflation-Linked Bond 1–10 Year Index measures the performance of investment grade, government inflation-linked debt from 12 different developed market countries. The indices are unmanaged and have no fees. One cannot invest directly in an index. The Portfolio considers the Real Assets Custom Index to be a more suitable benchmark to compare the Portfolio’s performance given the Portfolio’s investment policies than the 70% MSCI World (USD Hedged) Index | 30% Barclays World Inflation-Linked Bond (USD Hedged) Index.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

12  Annual Report

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2019 through December 31, 2019 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  13

			Expenses		Annualized
	Beginning	Ending	Paid During		Expense Ratio
	Account	Account	Period	*	During Period
	Value	Value	7/1/19 -		7/1/19-
Portfolio	7/1/19	12/31/19	12/31/19		12/31/19

Global Dynamic Multi-Asset
Institutional Shares
Actual	$1,000.00	$1,052.00	$4.65		0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58		0.90%
Open Shares
Actual	$1,000.00	$1,050.00	$5.99		1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90		1.16%
Opportunistic Strategies†
Institutional Shares
Actual	$1,000.00	$1,036.50	$6.16		1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11		1.20%
Open Shares
Actual	$1,000.00	$1,034.80	$7.49		1.46%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.43		1.46%
Real Assets and Pricing Opportunities
Institutional Shares
Actual	$1,000.00	$1,046.30	$4.64		0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58		0.90%
Open Shares
Actual	$1,000.00	$1,046.00	$5.47		1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40		1.06%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The expense ratios include broker expense and dividend expense on securities sold short.

14  Annual Report

The Lazard Funds, Inc.

Portfolio Holdings Presented by Asset Class/Sector December 31, 2019

	Lazard	Lazard
	Global	Real Assets
	Dynamic	and Pricing
	Multi-Asset	Opportunities
Asset Class/Sector*	Portfolio	Portfolio

Equity
Communication Services	6.0%	2.1%
Consumer Discretionary	9.5	2.9
Consumer Staples	8.5	4.2
Energy	2.5	0.3
Financials	14.5	4.2
Health Care	12.5	4.5
Industrials	11.6	12.8
Information Technology	13.2	1.0
Materials	3.3	0.6
Real Estate	2.9	16.9
Utilities	3.2	11.2
Exchange-Traded Funds	—	2.6
Sovereign Debt	8.8	8.0
US Municipal Bonds	0.6	—
US Treasury Securities	1.2	14.3
Short-Term Investments	1.7	14.4
Total Investments	100.0%	100.0%

	Lazard Opportunistic
	Strategies Portfolio
Asset Class/Sector*	Long *	Short†

Equity**
Communication Services	3.4%	–6.6%
Consumer Discretionary	4.6	–8.9
Consumer Staples	2.9	–5.6
Energy	1.7	–3.3
Financials	6.6	–12.8
Health Care	4.5	–8.7
Industrials	10.8	–21.2
Information Technology	10.3	–20.1
Materials	2.3	–4.4
Real Estate	1.9	–3.8
Utilities	2.4	–4.6
Fixed Income	31.8	—
Short-Term Investments	16.8	—
Total Investments	100.0%	–100.0%

*	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.
**	Equity sector breakdown is based upon the underlying holdings of exchange- traded funds and closed-end management investment companies held by the Portfolio.

Annual Report  15

The Lazard Funds, Inc. Portfolios of Investments

December 31, 2019

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio

Common Stocks | 82.9%

Australia | 2.3%
AGL Energy, Ltd.	6,515	$94,041
ASX, Ltd.	750	41,362
Beach Energy, Ltd.	30,003	53,084
BHP Group, Ltd.	4,301	117,806
BlueScope Steel, Ltd.	3,533	37,435
Cochlear, Ltd.	167	26,399
CSL, Ltd.	509	98,782
Evolution Mining, Ltd.	10,120	26,897
Fortescue Metals Group, Ltd.	20,187	152,151
JB Hi-Fi, Ltd.	1,767	46,800
Qantas Airways, Ltd.	31,795	158,851
Regis Resources, Ltd.	9,506	28,848
Sandfire Resources NL	6,882	28,975
Santos, Ltd.	20,530	118,160
Saracen Mineral Holdings, Ltd. (*)	12,182	28,284
Woolworths Group, Ltd.	2,435	61,958
		1,119,833
Austria | 0.2%
Erste Group Bank AG	1,905	71,651
OMV AG	473	26,572
		98,223
Belgium | 0.4%
Anheuser-Busch InBev SA Sponsored ADR	1,110	91,065
Proximus SADP	1,801	51,575
Telenet Group Holding NV	800	36,035
		178,675
Canada | 4.0%
Air Canada (*)	1,130	42,213
Alimentation Couche-Tard, Inc., Class B	2,900	92,033
ATCO, Ltd., Class I	1,359	52,087
Bank of Montreal	967	74,944
BRP, Inc.	1,497	68,201
CAE, Inc.	6,430	170,138

The accompanying notes are an integral part of these financial statements.

16  Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Canadian National Railway Co.	2,725	$246,476
Canadian Utilities, Ltd., Class A	2,170	65,457
Centerra Gold, Inc. (*)	3,035	24,144
CGI, Inc. (*)	665	55,651
Cogeco Communications, Inc.	619	53,961
Colliers International Group, Inc.	373	29,040
Constellation Software, Inc.	75	72,840
Fairfax Financial Holdings, Ltd.	77	36,156
Granite Real Estate Investment Trust	778	39,531
H&R Real Estate Investment Trust	2,837	46,098
Kirkland Lake Gold, Ltd.	2,163	95,345
Magna International, Inc.	523	28,676
Northland Power, Inc.	7,188	150,563
Restaurant Brands International, Inc.	326	20,782
Teck Resources, Ltd., Class B	4,163	72,196
The Toronto-Dominion Bank	4,475	251,125
Tourmaline Oil Corp.	3,911	45,840
Whitecap Resources, Inc.	15,718	67,179
		1,900,676
Denmark | 0.4%
Coloplast A/S, Class B	812	100,950
Novo Nordisk A/S, Class B	725	42,050
SimCorp A/S	231	26,248
		169,248
France | 1.0%
Air France-KLM (*)	2,683	29,869
BNP Paribas SA	512	30,478
Engie SA	984	15,901
Faurecia SA	383	20,766
Orange SA	2,586	38,000
Peugeot SA	4,965	118,908
Total SA	3,319	183,415
Veolia Environnement SA	822	21,896
		459,233
Germany | 1.3%
Allianz SE	647	158,651

The accompanying notes are an integral part of these financial statements.

Annual Report  17

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

CTS Eventim AG & Co. KGaA	582	$36,588
Deutsche Telekom AG	1,207	19,724
Muenchener Rueckversicherungs AG	319	94,110
Rheinmetall AG	181	20,814
RWE AG	766	23,535
SAP SE	150	20,215
Schaeffler AG (Preference Shares)	2,524	27,405
Siltronic AG	256	25,772
Symrise AG ADR	6,125	160,169
Wirecard AG	187	22,594
		609,577
Hong Kong | 0.9%
AIA Group, Ltd. Sponsored ADR	5,600	235,704
Hang Seng Bank, Ltd. Sponsored ADR	7,550	155,681
Henderson Land Development Co., Ltd.	5,000	24,554
Jardine Matheson Holdings, Ltd.	490	27,246
		443,185
Israel | 0.6%
Bank Leumi Le-Israel BM	4,619	33,662
Israel Discount Bank, Ltd., ADR	3,400	159,792
Israel Discount Bank, Ltd., Class A	15,587	72,340
		265,794
Italy | 1.2%
Assicurazioni Generali SpA	998	20,602
Enel SpA	51,287	408,009
Poste Italiane SpA	12,230	138,806
Terna SpA	4,403	29,460
		596,877
Japan | 7.9%
Alfresa Holdings Corp.	3,000	61,250
ANA Holdings, Inc.	1,300	43,495
Azbil Corp.	900	25,334
Canon, Inc.	800	21,817
Capcom Co., Ltd.	1,000	27,774
Daito Trust Construction Co., Ltd.	755	93,507
Daiwa House Industry Co., Ltd.	6,100	188,987

The accompanying notes are an integral part of these financial statements.

18  Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Dip Corp.	1,500	$44,323
East Japan Railway Co.	1,800	162,475
Fuji Media Holdings, Inc.	2,000	28,387
FUJIFILM Holdings Corp.	600	28,609
Fukuoka Financial Group, Inc.	3,900	74,444
Inpex Corp.	2,900	30,251
Japan Airlines Co., Ltd.	2,500	78,014
Japan Logistics Fund, Inc. REIT	7	17,856
Japan Post Holdings Co., Ltd.	5,500	51,656
Japan Prime Realty Investment Corp. REIT	6	26,352
Japan Real Estate Investment Corp.	3	19,903
Kandenko Co., Ltd.	3,800	36,368
Kao Corp., ADR	9,115	151,127
KDDI Corp.	900	26,775
Kewpie Corp.	1,200	27,022
Kureha Corp.	600	35,990
Kyushu Electric Power Co., Inc.	2,100	18,141
LaSalle Logiport REIT	23	34,169
Lawson, Inc.	900	50,969
Marui Group Co., Ltd.	1,100	26,776
McDonald’s Holdings Co. Japan, Ltd.	1,500	72,287
MCUBS MidCity Investment Corp. REIT	20	21,721
Mitsubishi Heavy Industries, Ltd.	2,500	96,688
Mitsubishi UFJ Financial Group, Inc.	15,677	84,728
Nintendo Co., Ltd. Sponsored ADR	2,965	147,953
Nissan Chemical Corp.	800	33,444
Nomura Holdings, Inc.	6,000	30,820
NTT DOCOMO, Inc.	7,018	196,120
ORIX Corp.	2,213	36,836
SAMTY Co., Ltd.	1,800	37,022
Seino Holdings Co., Ltd.	2,900	39,111
Seven & I Holdings Co., Ltd.	5,300	193,920
Shikoku Electric Power Co., Inc.	1,800	17,891
Shin-Etsu Chemical Co., Ltd.	1,300	142,526
Shionogi & Co., Ltd.	700	43,248
Showa Denko KK	800	21,073

The accompanying notes are an integral part of these financial statements.

Annual Report  19

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

SoftBank Group Corp.	600	$26,122
Sumitomo Mitsui Trust Holdings, Inc.	1,900	74,978
Sumitomo Realty & Development Co., Ltd.	1,500	52,319
Suzuken Co., Ltd.	500	20,347
TechnoPro Holdings, Inc. Sponsored ADR	13,805	194,029
The Chiba Bank, Ltd.	14,700	84,522
The Chugoku Electric Power Co., Inc.	1,431	18,871
The Dai-ichi Life Insurance Co., Ltd.	9,800	161,396
The Gunma Bank, Ltd.	11,900	41,747
The Hachijuni Bank, Ltd.	6,800	29,612
The Shizuoka Bank, Ltd.	4,000	29,778
Tokio Marine Holdings, Inc.	500	27,918
Tosoh Corp.	1,700	26,162
United Arrows, Ltd.	900	25,489
West Japan Railway Co.	1,000	86,351
Yamaha Corp. Sponsored ADR	4,365	248,227
		3,795,027
Luxembourg | 0.2%
ArcelorMittal SA	4,812	85,001

Netherlands | 1.4%
EXOR NV	368	28,539
Koninklijke Ahold Delhaize NV	3,150	78,945
NN Group NV	739	28,100
NXP Semiconductors NV	1,210	153,985
Royal Dutch Shell PLC, A Shares	1,118	33,232
Wolters Kluwer NV	192	14,034
Wolters Kluwer NV Sponsored ADR	4,565	332,364
		669,199
Norway | 0.4%
Aker BP ASA	792	25,984
DNO ASA	35,630	46,980
Leroy Seafood Group ASA	5,049	33,572
Orkla ASA	3,016	30,567
Salmar ASA	591	30,292
Telenor ASA	1,289	23,119

The accompanying notes are an integral part of these financial statements.

20  Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

TGS NOPEC Geophysical Co. ASA	669	$20,357
		210,871
Puerto Rico | 0.1%
EVERTEC, Inc.	846	28,798

Singapore | 0.5%
Jardine Cycle & Carriage, Ltd.	1,410	31,557
Oversea-Chinese Banking Corp., Ltd.	2,359	19,289
Oversea-Chinese Banking Corp., Ltd. ADR	11,145	180,549
		231,395
Spain | 0.8%
Amadeus IT Group SA	266	21,795
Banco Bilbao Vizcaya Argentaria SA	2,523	14,218
CIE Automotive SA	874	20,704
Corporacion Financiera Alba SA	178	9,690
Iberdrola SA	30,770	316,902
		383,309
Sweden | 1.1%
Assa Abloy AB ADR	10,335	120,351
Axfood AB	1,089	24,233
Boliden AB	646	17,183
Epiroc AB ADR	14,580	177,293
Evolution Gaming Group AB	1,027	30,905
Hexagon AB ADR	2,675	149,051
Swedish Match AB	591	30,468
		549,484
Switzerland | 2.9%
ABB, Ltd. Sponsored ADR	6,945	167,305
Alcon, Inc. (*)	1,378	77,953
Helvetia Holding AG	215	30,379
Novartis AG	1,516	143,629
Novartis AG Sponsored ADR	2,650	250,929
Partners Group Holding AG	33	30,243
Roche Holding AG	1,492	483,793
SIG Combibloc Group AG	1,912	30,530
STMicroelectronics NV	2,288	61,752

The accompanying notes are an integral part of these financial statements.

Annual Report  21

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Swisscom AG	49	$25,950
The Swatch Group AG	501	26,454
Zurich Insurance Group AG	156	63,982
		1,392,899
United Kingdom | 5.1%
Admiral Group PLC	824	25,235
Anglo American PLC	1,412	40,753
Auto Trader Group PLC	3,142	24,831
Bunzl PLC Sponsored ADR	5,215	144,951
Coca-Cola European Partners PLC	3,330	169,430
Compass Group PLC	2,631	65,909
Compass Group PLC Sponsored ADR	7,077	178,694
Diageo PLC Sponsored ADR	2,175	366,314
Dunelm Group PLC	4,286	65,756
Fiat Chrysler Automobiles NV	3,140	46,504
Imperial Brands PLC	716	17,741
International Consolidated Airlines Group SA	7,006	57,650
Lloyds Banking Group PLC	74,378	62,078
Prudential PLC ADR	4,375	166,644
RELX PLC	1,785	45,031
RELX PLC Sponsored ADR	10,290	260,028
Rio Tinto PLC	650	38,621
Rio Tinto, Ltd.	1,561	110,397
Royal Bank of Scotland Group PLC	6,875	22,035
SSP Group PLC	5,080	43,780
Standard Chartered PLC	3,086	29,146
The Weir Group PLC Sponsored ADR	7,440	75,181
Unilever NV	868	49,941
Unilever PLC Sponsored ADR	5,625	321,581
Vodafone Group PLC	11,872	23,048
		2,451,279
United States | 50.2%
3M Co.	635	112,027
AbbVie, Inc.	1,822	161,320
Accenture PLC, Class A	1,440	303,221
ACI Worldwide, Inc. (*)	810	30,687

The accompanying notes are an integral part of these financial statements.

22  Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Aflac, Inc.	1,845	$97,601
Akamai Technologies, Inc. (*)	1,506	130,088
Allegion PLC	123	15,318
Alphabet, Inc., Class A (*)	280	375,029
Alphabet, Inc., Class C (*)	36	48,133
Amazon.com, Inc. (*)	181	334,459
American Express Co.	2,005	249,602
American States Water Co.	479	41,501
American Tower Corp. REIT	248	56,995
Ameriprise Financial, Inc.	179	29,818
AmerisourceBergen Corp.	1,212	103,044
Amgen, Inc.	483	116,437
Aon PLC	2,331	485,524
Apple, Inc.	2,993	878,894
Applied Materials, Inc.	549	33,511
AutoZone, Inc. (*)	128	152,488
Avangrid, Inc.	568	29,059
AXA Equitable Holdings, Inc.	3,075	76,199
Bank of America Corp.	8,790	309,584
Baxter International, Inc.	274	22,912
Best Buy Co., Inc.	1,171	102,814
Biogen, Inc. (*)	145	43,026
Blackline, Inc. (*)	538	27,739
Booz Allen Hamilton Holding Corp.	770	54,770
BorgWarner, Inc.	2,995	129,923
Boston Scientific Corp. (*)	4,755	215,021
Bristol-Myers Squibb Co.	3,638	233,523
Burlington Stores, Inc. (*)	427	97,369
Cable One, Inc.	25	37,212
Cadence Design Systems, Inc. (*)	1,212	84,064
Cardinal Health, Inc.	1,142	57,762
Cboe Global Markets, Inc.	377	45,240
CBRE Group, Inc., Class A (*)	240	14,710
CDW Corp.	652	93,132
Chevron Corp.	858	103,398
Church & Dwight Co., Inc.	330	23,212

The accompanying notes are an integral part of these financial statements.

Annual Report  23

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Cigna Corp.	929	$189,971
Cisco Systems, Inc.	3,400	163,064
Citigroup, Inc.	1,026	81,967
Citizens Financial Group, Inc.	1,982	80,489
Colgate-Palmolive Co.	338	23,268
Comcast Corp., Class A	5,249	236,048
Comerica, Inc.	486	34,871
ConocoPhillips	3,333	216,745
Copart, Inc. (*)	333	30,283
Corteva, Inc.	2,119	62,638
Costco Wholesale Corp.	225	66,132
Crown Castle International Corp. REIT	243	34,542
Cummins, Inc.	428	76,595
CVS Health Corp.	927	68,867
Darden Restaurants, Inc.	1,102	120,129
Delta Air Lines, Inc.	1,029	60,176
Devon Energy Corp.	961	24,957
Dillard’s, Inc. Class A	397	29,172
Discover Financial Services	854	72,436
Dollar General Corp.	1,080	168,458
Edison International	982	74,053
Edwards Lifesciences Corp. (*)	108	25,195
Eli Lilly & Co.	1,012	133,007
Encompass Health Corp.	1,583	109,654
Envista Holdings Corp.	4,505	133,528
F5 Networks, Inc. (*)	614	85,745
Facebook, Inc., Class A (*)	1,477	303,154
Hanesbrands, Inc.	5,544	82,328
HCA Healthcare, Inc.	915	135,246
HEICO Corp., Class A	605	54,166
HollyFrontier Corp.	781	39,605
Honeywell International, Inc.	1,821	322,317
Host Hotels & Resorts, Inc. REIT	1,469	27,250
Humana, Inc.	133	48,747
IDEXX Laboratories, Inc. (*)	157	40,997
Intel Corp.	5,837	349,344

The accompanying notes are an integral part of these financial statements.

24  Annual Report

		Fair
Description	Shares	Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Intercontinental Exchange, Inc.	3,871	$358,261
International Business Machines Corp.	647	86,724
Intuit, Inc.	1,107	289,957
IQVIA Holdings, Inc. (*)	2,120	327,561
JetBlue Airways Corp. (*)	2,218	41,521
Johnson & Johnson	5,246	765,234
JPMorgan Chase & Co.	166	23,140
KAR Auction Services, Inc.	4,197	91,453
Keysight Technologies, Inc. (*)	388	39,820
Kimberly-Clark Corp.	1,679	230,946
Kohl’s Corp.	384	19,565
Lam Research Corp.	145	42,398
Life Storage, Inc. REIT	418	45,261
Lockheed Martin Corp.	1,259	490,229
Lowe’s Cos., Inc.	1,625	194,610
Lululemon Athletica, Inc. (*)	603	139,697
MasTec, Inc. (*)	860	55,178
MasterCard, Inc., Class A	493	147,205
McDonald’s Corp.	1,275	251,953
McGrath RentCorp	430	32,912
McKesson Corp.	484	66,947
Mellanox Technologies, Ltd. (*)	318	37,263
Merck & Co., Inc.	4,136	376,169
MetLife, Inc.	917	46,739
Micron Technology, Inc. (*)	1,016	54,640
Microsoft Corp.	4,806	757,906
Morgan Stanley	1,701	86,955
Morningstar, Inc.	181	27,387
Motorola Solutions, Inc.	1,745	281,189
Nasdaq, Inc.	340	36,414
National Fuel Gas Co.	1,535	71,439
National Retail Properties, Inc. REIT	1,964	105,310
Nexstar Media Group, Inc., Class A	534	62,612
NIKE, Inc., Class B	3,797	384,674
Nordstrom, Inc.	789	32,294
Northrop Grumman Corp.	903	310,605

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

NVIDIA Corp.	454	$106,826
O-I Glass, Inc.	2,932	34,979
Palo Alto Networks, Inc. (*)	565	130,656
Parsley Energy, Inc., Class A	3,264	61,722
PayPal Holdings, Inc. (*)	233	25,204
PDC Energy, Inc. (*)	816	21,355
PennyMac Financial Services, Inc.	738	25,122
PepsiCo, Inc.	2,654	362,722
Pfizer, Inc.	1,080	42,314
Pioneer Natural Resources Co.	349	52,828
PotlatchDeltic Corp. REIT	462	19,991
Premier, Inc., Class A (*)	2,644	100,155
PTC, Inc. (*)	2,860	214,185
Public Service Enterprise Group, Inc.	1,717	101,389
PulteGroup, Inc.	731	28,363
QUALCOMM, Inc.	1,774	156,520
Radian Group, Inc.	2,165	54,471
Rambus, Inc. (*)	2,028	27,936
Raytheon Co.	123	27,028
Realty Income Corp. REIT	361	26,580
Regions Financial Corp.	17,709	303,886
Republic Services, Inc.	1,602	143,587
Rockwell Automation, Inc.	1,255	254,351
Ross Stores, Inc.	1,283	149,367
S&P Global, Inc.	930	253,937
Simon Property Group, Inc. REIT	2,859	425,877
Skyworks Solutions, Inc.	248	29,978
Southwest Airlines Co.	464	25,047
Starbucks Corp.	137	12,045
Synchrony Financial	1,383	49,802
T-Mobile US, Inc. (*)	290	22,742
Take-Two Interactive Software, Inc. (*)	775	94,883
Target Corp.	1,065	136,544
TD Ameritrade Holding Corp.	680	33,796
TE Connectivity, Ltd.	253	24,248
Texas Instruments, Inc.	1,515	194,359

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

The Coca-Cola Co.	6,675	$369,461
The Estee Lauder Cos., Inc., Class A	480	99,139
The Hershey Co.	1,578	231,934
The Procter & Gamble Co.	3,818	476,868
The TJX Cos., Inc.	6,681	407,942
Thermo Fisher Scientific, Inc.	1,280	415,834
Ulta Salon Cosmetics & Fragrance, Inc. (*)	83	21,011
United Airlines Holdings, Inc. (*)	613	53,999
United Rentals, Inc. (*)	720	120,074
UnitedHealth Group, Inc.	777	228,422
Urban Outfitters, Inc. (*)	1,077	29,908
Verizon Communications, Inc.	9,789	601,045
ViacomCBS, Inc., Class B	445	18,677
Visa, Inc., Class A	1,817	341,414
VMware, Inc., Class A (*)	170	25,804
Vulcan Materials Co.	518	74,587
W&T Offshore, Inc. (*)	5,983	33,265
Walmart, Inc.	452	53,716
Warrior Met Coal, Inc.	1,498	31,653
Waste Management, Inc.	1,431	163,077
Western Alliance Bancorp	511	29,127
Williams-Sonoma, Inc.	388	28,495
WW Grainger, Inc.	151	51,117
Zebra Technologies Corp., Class A (*)	301	76,887
Zions BanCorp.	447	23,208
Zoetis, Inc.	3,142	415,844
		23,970,981
Total Common Stocks (Cost $34,400,856)		39,609,564

Preferred Stocks | 0.1%

Germany | 0.1%
Porsche Automobil Holding SE (Cost $24,275)	372	27,828

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 4.6%

Australia | 0.1%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	70	$52,085

Canada | 0.3%
Canadian Imperial Bank of Commerce, 2.900%, 09/14/21	CAD	140	109,204
Rogers Communications, Inc., 3.250%, 05/01/29	CAD	55	42,950
			152,154
France | 0.2%
Schneider Electric SE, 2.950%, 09/27/22	USD	85	86,953

Germany | 0.2%
BMW Finance NV, 0.875%, 08/16/22	GBP	55	72,285

Netherlands | 0.6%
BNG Bank NV, 5.000%, 09/16/20	NZD	111	76,435
Nederlandse Waterschapsbank NV, 3.125%, 12/05/22 (#)	USD	200	207,497
			283,932
Switzerland | 0.2%
ABB Finance USA, Inc., 3.375%, 04/03/23	USD	77	79,999

United Kingdom | 0.4%
Unilever Capital Corp., 3.250%, 03/07/24	USD	200	209,407

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

United States | 2.6%
American Express Co., 3.000%, 10/30/24	USD	75	$77,472
Apple, Inc., 3.850%, 05/04/43	USD	120	134,324
Bank of America Corp., 3.499% (USD LIBOR 3 Month + 0.630%), 05/17/22 (§)	USD	84	85,669
Citigroup, Inc., 2.477% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	143	101,443
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	140	107,846
Johnson & Johnson, 3.625%, 03/03/37	USD	22	24,240
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	76	79,776
McDonald’s Corp., 3.125%, 03/04/25	CAD	140	110,548
Microsoft Corp., 4.450%, 11/03/45	USD	89	111,104
Morgan Stanley, 3.625%, 01/20/27	USD	75	79,772
PepsiCo, Inc., 2.875%, 10/15/49	USD	80	77,092
Starbucks Corp., 4.450%, 08/15/49	USD	65	75,155
The Goldman Sachs Group, Inc., 3.625%, 01/22/23	USD	73	75,995
Verizon Communications, Inc., 3.875%, 02/08/29	USD	104	114,686
			1,255,122
Total Corporate Bonds (Cost $2,081,851)			2,191,937

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Foreign Government Obligations | 6.3%

Australia | 0.1%
Queensland Treasury Corp., 3.000%, 03/22/24	AUD	55	$41,325

Bermuda | 0.5%
Government of Bermuda, 4.854%, 02/06/24	USD	200	218,750

Canada | 0.6%
City of Vancouver, 2.900%, 11/20/25	CAD	58	46,327
Province of Quebec:
1.650%, 03/03/22	CAD	145	111,241
2.500%, 04/20/26	USD	115	117,933
			275,501
Chile | 0.6%
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	CLP	55,000	80,600
Republic of Chile, 3.125%, 01/21/26	USD	200	208,375
			288,975
Czech Republic | 0.5%
Czech Republic, 2.130% (PRIBOR 6 Month - 0.100%), 11/19/27 (§)	CZK	4,910	220,888

France | 0.3%
Government of France, 1.750%, 06/25/39	EUR	111	150,665

Hungary | 0.7%
Hungary, 6.375%, 03/29/21	USD	94	99,170
Hungary Government Bonds: 2.500%, 10/24/24	HUF	22,220	80,801

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

2.750%, 12/22/26	HUF	22,330	$82,365
3.000%, 10/27/27	HUF	22,860	85,203
			347,539
Ireland | 0.2%
Ireland Government Bonds, 1.350%, 03/18/31	EUR	58	72,868

Italy | 0.1%
Italy Government International Bonds, 6.875%, 09/27/23	USD	60	68,786

Japan | 0.4%
Japan International Cooperation Agency, 2.125%, 10/20/26	USD	200	198,234

Mexico | 0.4%
Mexico Cetes, 0.000%, 04/23/20	MXN	31,336	160,803
United Mexican States, 6.750%, 02/06/24	GBP	30	47,755
			208,558
New Zealand | 0.2%
New Zealand Government Bonds, 6.000%, 05/15/21	NZD	115	82,146

Norway | 0.5%
Oslo Kommune:
2.350%, 09/04/24	NOK	1,000	114,683
2.310% (NIBOR 3 Month + 0.460%), 05/06/26 (§)	NOK	1,000	115,009
			229,692
Panama | 0.4%
Republic of Panama, 4.000%, 09/22/24	USD	200	213,875

Poland | 0.5%
Poland Government Bonds, 1.790%, 05/25/28 (§)	PLN	970	249,039

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

United Kingdom | 0.3%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	60	$85,850
1.500%, 07/22/47	GBP	55	75,479
			161,329
Total Foreign Government Obligations (Cost $2,931,596)			3,028,170

Quasi Government Bonds | 0.9%

Canada | 0.4%
Export Development Canada, 1.800%, 09/01/22	CAD	220	169,250

Germany | 0.5%
KFW, 2.750%, 04/16/20	AUD	330	232,667

Total Quasi Government Bonds (Cost $390,939)			401,917

Supranational Bonds | 1.6%
Asian Development Bank:
1.000%, 12/15/22	GBP	70	93,095
2.125%, 03/19/25	USD	128	130,135
European Bank for Reconstruction & Development, 1.625%, 09/27/24	USD	35	34,725
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	150	114,131
International Bank for Reconstruction & Development:
3.500%, 01/22/21	NZD	75	51,566
2.500%, 08/03/23	CAD	220	172,727
2.900%, 11/26/25	AUD	60	45,289

The accompanying notes are an integral part of these financial statements.

32 Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

International Finance Corp.:
3.625%, 05/20/20	NZD	115	$78,051
2.700%, 03/15/23	AUD	72	52,683
Total Supranational Bonds (Cost $753,084)			772,402

US Municipal Bonds | 0.6%

California | 0.5%
California State Build America Bonds, 7.500%, 04/01/34	USD	95	143,055
State of California, 4.500%, 04/01/33	USD	100	112,485
			255,540
New York | 0.1%
New York State Urban Development Corp., Series B, 3.900%, 03/15/33	USD	40	42,983

Total US Municipal Bonds (Cost $286,003)			298,523

US Treasury Securities | 1.2%
US Treasury Bonds, 2.250%, 08/15/49	USD	152	147,274
US Treasury Notes:
2.125%, 05/15/25	USD	75	76,469
2.875%, 08/15/28	USD	190	204,641
3.125%, 11/15/41	USD	133	150,677

Total US Treasury Securities (Cost $570,464)			579,061

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Short-Term Investments | 1.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (Cost $816,577)	816,577	$816,577

Total Investments | 99.9% (Cost $42,255,645) (»)		$47,725,979

Cash and Other Assets in Excess of Liabilities | 0.1%		48,530

Net Assets | 100.0%		$47,774,509

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2019:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	216,722	USD	149,082	HSB	02/12/20	$3,155	$—
AUD	232,681	USD	158,931	HSB	02/12/20	4,517	—
CAD	67,360	USD	50,724	HSB	02/12/20	1,159	—
CAD	216,950	USD	164,074	HSB	02/12/20	3,027	—
CAD	334,276	USD	251,718	HSB	02/12/20	5,752	—
CAD	371,469	USD	280,994	HSB	02/12/20	5,122	—
CHF	88,241	USD	89,546	HSB	02/12/20	1,870	—
CLP	16,580,293	USD	21,189	CIT	01/16/20	865	—
CLP	20,298,884	USD	27,455	CIT	01/16/20	—	454
CZK	525,454	USD	22,900	JPM	01/24/20	279	—
CZK	1,751,242	USD	76,094	JPM	01/24/20	1,156	—
CZK	2,057,070	USD	89,319	JPM	01/24/20	1,421	—
EUR	74,469	USD	83,200	CIT	01/15/20	394	—
EUR	558,130	USD	615,321	CIT	01/15/20	11,201	—
EUR	67,957	USD	75,415	HSB	01/15/20	870	—
EUR	68,496	USD	76,546	HSB	01/15/20	342	—
EUR	115,305	USD	127,645	HSB	01/15/20	1,789	—
EUR	772,387	USD	851,603	HSB	01/15/20	15,430	—
EUR	3,363	USD	3,763	JPM	01/15/20	12	—
EUR	13,731	USD	15,137	JPM	01/15/20	276	—
EUR	65,466	USD	73,000	JPM	01/15/20	489	—
EUR	76,622	USD	84,931	JPM	01/15/20	1,080	—
EUR	88,390	USD	98,221	JPM	01/15/20	1,000	—
EUR	227,474	USD	254,788	JPM	01/15/20	560	—
EUR	333,290	USD	372,784	SSB	03/18/20	2,822	—
GBP	6,698	USD	8,612	JPM	02/12/20	270	—
GBP	19,087	USD	24,795	JPM	02/12/20	516	—
GBP	84,703	USD	108,810	JPM	02/12/20	3,514	—
GBP	88,346	USD	114,453	JPM	02/12/20	2,702	—
GBP	183,167	USD	238,990	SSB	03/18/20	4,134	—
HKD	935,190	USD	119,888	SSB	03/18/20	55	—
HUF	22,541,475	USD	75,116	HSB	01/24/20	1,359	—
HUF	21,265,204	USD	70,675	JPM	01/24/20	1,471	—
IDR	599,248,000	USD	41,485	HSB	02/12/20	1,696	—
JPY	51,841,497	USD	477,857	CIT	02/12/20	204	—
JPY	126,122,178	USD	1,162,556	HSB	02/12/20	492	—

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

JPY	30,109,076	USD	277,526	JPM	02/12/20	$127	$—
KRW	206,319,800	USD	173,000	HSB	02/10/20	5,653	—
MXN	868,442	USD	44,693	HSB	02/12/20	966	—
MXN	923,021	USD	46,859	HSB	02/12/20	1,670	—
NOK	1,015,822	USD	111,338	JPM	02/12/20	4,387	—
NZD	130,124	USD	82,548	CIT	02/12/20	5,098	—
NZD	135,064	USD	86,881	JPM	02/12/20	4,093	—
PLN	272,927	USD	70,765	HSB	02/12/20	1,182	—
PLN	289,321	USD	74,575	HSB	02/12/20	1,694	—
SEK	577,791	USD	60,366	JPM	02/12/20	1,442	—
SGD	57,652	USD	42,482	HSB	02/12/20	398	—
USD	66,689	AUD	96,746	CIT	02/12/20	—	1,271
USD	43,900	AUD	64,184	HSB	02/12/20	—	1,186
USD	211,408	AUD	306,748	HSB	02/12/20	—	4,068
USD	41,400	AUD	59,884	JPM	02/12/20	—	666
USD	123,845	AUD	179,671	JPM	02/12/20	—	2,365
USD	192,510	AUD	279,308	MSC	02/12/20	—	3,690
USD	357,702	AUD	518,536	SSB	03/18/20	—	6,856
USD	84,480	CAD	111,269	CIT	02/12/20	—	1,223
USD	1,052,391	CAD	1,386,006	HSB	02/12/20	—	15,152
USD	11,068	CAD	14,579	JPM	02/12/20	—	162
USD	56,700	CAD	74,688	JPM	02/12/20	—	827
USD	60,100	CAD	79,726	JPM	02/12/20	—	1,307
USD	265,876	CAD	350,158	MSC	02/12/20	—	3,826
USD	627,619	CAD	823,436	SSB	03/18/20	—	6,670
USD	20,800	CHF	20,476	HSB	02/12/20	—	413
USD	140,580	CHF	136,672	SSB	03/18/20	—	1,361
USD	129,542	CLP	92,728,633	CIT	01/16/20	6,199	—
USD	13,065	CZK	299,830	JPM	01/24/20	—	161
USD	21,307	CZK	490,868	JPM	01/24/20	—	346
USD	67,600	CZK	1,558,110	JPM	01/24/20	—	1,130
USD	71,700	CZK	1,653,183	JPM	01/24/20	—	1,224
USD	50,000	EUR	44,681	CIT	02/12/20	—	243
USD	151,005	EUR	135,833	HSB	01/15/20	—	1,472
USD	451,200	EUR	405,785	HSB	01/15/20	—	4,308
USD	427,400	EUR	385,362	JPM	01/15/20	—	5,184
USD	5,621	GBP	4,372	JPM	02/12/20	—	176

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	17,000	GBP	12,922	JPM	02/12/20	$—	$136
USD	37,000	GBP	28,045	JPM	02/12/20	—	191
USD	111,200	GBP	86,534	JPM	02/12/20	—	3,552
USD	118,000	GBP	91,055	JPM	02/12/20	—	2,747
USD	270,127	HUF	79,344,074	HSB	01/24/20	940	—
USD	127,425	HUF	37,449,248	JPM	01/24/20	373	—
USD	63,484	ILS	219,857	SSB	03/18/20	—	440
USD	39,000	JPY	4,255,219	CIT	02/12/20	—	240
USD	367,900	JPY	39,725,216	HSB	02/12/20	1,570	—
USD	342,400	JPY	37,200,287	JPM	02/12/20	—	646
USD	638,482	JPY	69,457,259	SSB	03/18/20	—	3,292
USD	26,100	KRW	30,098,520	HSB	02/10/20	38	—
USD	27,700	KRW	32,312,050	HSB	02/10/20	—	279
USD	31,100	KRW	37,018,330	HSB	02/10/20	—	954
USD	18,500	MXN	363,032	HSB	02/12/20	—	587
USD	143,448	MXN	2,787,258	HSB	02/12/20	—	3,093
USD	17,400	MXN	337,670	JPM	02/12/20	—	353
USD	46,200	NOK	421,596	HSB	02/12/20	—	1,829
USD	85,685	NOK	780,383	HSB	02/12/20	—	3,219
USD	43,600	NOK	397,070	JPM	02/12/20	—	1,635
USD	157,177	NOK	1,408,949	SSB	03/18/20	—	3,345
USD	156,564	NZD	245,498	CIT	02/12/20	—	8,794
USD	17,400	NZD	27,281	JPM	02/12/20	—	976
USD	18,500	NZD	28,765	JPM	02/12/20	—	875
USD	195,582	NZD	306,678	JPM	02/12/20	—	10,984
USD	376,156	PLN	1,447,505	HSB	02/12/20	—	5,425
USD	29,000	SEK	271,217	JPM	02/12/20	—	12
USD	25,880	SGD	35,122	HSB	02/12/20	—	242
USD	56,255	SGD	76,163	SSB	03/18/20	—	415
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$116,831	$120,002

The accompanying notes are an integral part of these financial statements.

Annual Report  37

		Fair
Description	Shares	Value

Lazard Opportunistic Strategies Portfolio

Exchange-Traded Funds | 88.2%

Equity Funds | 54.5%
Franklin FTSE Japan ETF (±)	158,400	$4,142,160
Invesco Aerospace & Defense ETF (±)	20,360	1,392,013
Invesco Water Resources ETF (±)	41,850	1,616,665
Invesco WilderHill Clean Energy ETF (±)	36,450	1,247,684
iShares Core Dividend Growth ETF (±)	117,100	4,926,397
iShares Core MSCI EAFE ETF (±)	53,520	3,491,645
iShares Expanded Tech Sector ETF (±)	9,500	2,300,425
iShares Expanded Tech-Software Sector ETF (±)	7,800	1,817,712
iShares Russell 1000 Value ETF (±)	16,090	2,195,963
iShares Russell Mid-Cap Value ETF (±)	46,850	4,439,974
Vanguard FTSE Emerging Markets ETF (±)	50,820	2,259,965
Vanguard Industrials ETF (±)	15,035	2,313,586
Vanguard S&P 500 ETF (±)	38,075	11,262,585
Vanguard Small-Cap Value ETF (±)	16,055	2,200,659
		45,607,433
Fixed-Income Funds | 33.7%
Goldman Sachs Access Treasury 0–1 Year ETF (±)	35,200	3,524,928
iShares 1–3 Year Treasury Bond ETF (±)	89,400	7,565,922
Vanguard Intermediate-Term Corporate Bond ETF (±)	90,200	8,237,966
Vanguard Intermediate-Term Treasury ETF (±)	135,300	8,921,682
		28,250,498
Total Exchange-Traded Funds (Cost $68,049,395)		73,857,931

Short-Term Investments | 17.8%
State Street Institutional Treasury Money
Market Fund, Premier Class, 1.52% (7 day yield) (Cost $14,891,033)	14,891,033	14,891,033

Total Investments excluding Securities Sold Short | 106.0% (Cost $82,940,428)		$88,748,964

The accompanying notes are an integral part of these financial statements.

38  Annual Report

		Fair
Description	Shares	Value

Lazard Opportunistic Strategies Portfolio (concluded)

Securities Sold Short | (5.9)%

Exchange-Traded Funds | (5.9)%
iShares MSCI ACWI ETF	(22,600)	$(1,791,050)
SPDR S&P 500 ETF Trust	(9,890)	(3,183,195)

Total Securities Sold Short (Proceeds ($4,501,212))		(4,974,245)

Total Investments | 100.1% (Cost and short proceeds $78,439,216)		$83,774,719

Liabilities in Excess of Cash and Other Assets | (0.1)%		(58,196)

Net Assets | 100.0%		$83,716,523

The accompanying notes are an integral part of these financial statements.

Annual Report  39

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•)

Common Stocks | 59.6%

Australia | 2.9%
AGL Energy, Ltd.	2,149	$31,019
Atlas Arteria, Ltd.	15,835	87,065
Charter Hall Group REIT	4,256	33,144
Charter Hall Long Wale REIT	1,830	7,075
CSL, Ltd.	348	67,537
Goodman Group REIT	620	5,828
IDP Education, Ltd.	1,080	13,044
Lend Lease Group	547	6,770
Scentre Group	10,320	27,784
Stockland REIT	12,599	40,925
Transurban Group	11,687	122,543
Vicinity Centres REIT	7,543	13,205
Woolworths Group, Ltd.	2,078	52,874
		508,813
Brazil | 0.1%
JHSF Participacoes SA	5,300	9,407

Canada | 4.1%
Agnico Eagle Mines, Ltd.	260	16,019
Alimentation Couche-Tard, Inc., Class B	1,390	44,112
ATCO, Ltd., Class I	2,528	96,892
Bank of Montreal	379	29,373
BCE, Inc.	1,070	49,572
Canadian National Railway Co.	241	21,801
Capital Power Corp.	414	10,964
CI Financial Corp.	2,006	33,538
Empire Co., Ltd., Class A	323	7,577
Fairfax Financial Holdings, Ltd.	51	23,947
Great-West Lifeco, Inc.	886	22,693
H&R Real Estate Investment Trust	700	11,374
iA Financial Corp., Inc.	408	22,412
Manulife Financial Corp.	772	15,671
Metro, Inc.	225	9,286

The accompanying notes are an integral part of these financial statements.

40  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Northland Power, Inc.	3,269	$68,474
Nutrien, Ltd.	300	14,373
Power Financial Corp.	978	26,315
Rogers Communications, Inc., Class B	327	16,237
Royal Bank of Canada	887	70,185
Sun Life Financial, Inc.	229	10,442
Teck Resources, Ltd., Class B	910	15,782
TELUS Corp. (*)	176	6,815
The North West Co., Inc.	310	6,524
The Toronto-Dominion Bank	1,123	62,984
TransAlta Corp.	1,429	10,212
		723,574
China | 1.1%
Agile Group Holdings, Ltd.	10,000	15,064
China Aoyuan Group, Ltd.	7,000	11,441
China Vanke Co., Ltd., Class H	1,900	8,111
CIFI Holdings Group Co., Ltd.	24,000	20,309
Country Garden Holdings Co., Ltd.	9,000	14,462
KWG Group Holdings, Ltd.	8,500	11,936
Logan Property Holdings Co., Ltd.	14,000	23,552
Longfor Group Holdings, Ltd.	5,500	25,831
Powerlong Real Estate Holdings, Ltd.	30,000	20,040
Shenzhen Investment, Ltd.	40,000	16,024
Sunac China Holdings, Ltd.	3,000	17,978
Times China Holdings, Ltd.	4,000	8,001
Yuexiu Property Co., Ltd.	34,000	7,867
		200,616
Denmark | 0.1%
Novo Nordisk A/S, Class B	177	10,266
Scandinavian Tobacco Group A/S	747	9,116
		19,382
Finland | 0.1%
Citycon Oyj	833	8,749
Cramo Oyj	838	12,446
		21,195

The accompanying notes are an integral part of these financial statements.

Annual Report  41

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

France | 2.0%
Eutelsat Communications SA	6,123	$99,597
Gecina SA REIT	158	28,321
Klepierre SA REIT	195	7,412
Unibail-Rodamco-Westfield REIT	264	41,710
Vinci SA	1,536	170,643
		347,683
Germany | 1.4%
Allianz SE	59	14,467
Aroundtown SA	2,836	25,397
Deutsche EuroShop AG	1,083	32,097
Deutsche Lufthansa AG	656	12,072
Fraport AG	1,238	105,224
Sirius Real Estate, Ltd.	7,012	8,249
Vonovia SE	843	45,384
		242,890
Hong Kong | 1.9%
CK Asset Holdings, Ltd.	1,000	7,247
Henderson Land Development Co., Ltd.	4,000	19,643
Jardine Matheson Holdings, Ltd.	72	4,003
Link Real Estate Investment Trust	8,500	90,240
Power Assets Holdings, Ltd.	19,500	142,579
Shimao Property Holdings, Ltd.	6,500	25,242
WH Group, Ltd.	39,000	40,410
		329,364
Ireland | 0.1%
Cimpress PLC (*)	81	10,187

Israel | 0.4%
Azrieli Group, Ltd.	498	36,430
Industrial Buildings Corp., Ltd. (*)	3,014	8,235
Reit 1, Ltd. REIT	1,433	8,570
Sella Capital Real Estate, Ltd. REIT	5,602	16,440
		69,675
Italy | 4.8%
ASTM SpA	1,505	45,536

The accompanying notes are an integral part of these financial statements.

42  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Atlantia SpA	7,354	$171,548
Enel SpA	5,018	39,920
Hera SpA	19,548	85,698
Italgas SpA	15,962	97,628
Poste Italiane SpA	1,493	16,945
Snam SpA	33,750	177,831
Societa Iniziative Autostradali e Servizi SpA	1,831	30,689
Terna SpA	27,722	185,487
		851,282
Japan | 3.0%
Advance Residence Investment Corp. REIT	8	25,360
Daiwa House Industry Co., Ltd.	700	21,687
East Japan Railway Co.	200	18,053
GLP J-Reit	7	8,710
Invesco Office J-Reit, Inc. REIT	105	21,770
Invincible Investment Corp. REIT	68	38,737
Japan Prime Realty Investment Corp. REIT	2	8,784
Japan Real Estate Investment Corp.	2	13,268
KDDI Corp.	400	11,900
Keihanshin Building Co., Ltd.	1,100	14,412
MCUBS MidCity Investment Corp. REIT	27	29,323
Mitsubishi Estate Co., Ltd.	2,900	55,440
Mitsui Fudosan Co., Ltd.	1,000	24,424
Nippon Accommodations Fund, Inc. REIT	4	25,276
Nippon Building Fund, Inc.	3	21,983
Nippon Prologis REIT, Inc.	8	20,380
NIPPON REIT Investment Corp.	3	13,212
NTT DOCOMO, Inc.	1,100	30,740
Orix JREIT, Inc.	7	15,178
Premier Investment Corp. REIT	11	15,564
Seven & I Holdings Co., Ltd.	400	14,636
The Dai-ichi Life Insurance Co., Ltd.	500	8,234
Tokio Marine Holdings, Inc.	300	16,751
United Urban Investment Corp. REIT	15	28,147
West Japan Railway Co.	300	25,905
		527,874

The accompanying notes are an integral part of these financial statements.

Annual Report  43

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Luxembourg | 0.8%
ArcelorMittal SA	1,270	$22,434
SES SA	8,499	119,497
		141,931
Mexico | 0.1%
Corp Inmobiliaria Vesta SAB de CV	8,600	15,465

Netherlands | 0.1%
NN Group NV	266	10,115

New Zealand | 0.0%
Spark New Zealand, Ltd.	2,743	8,001

Norway | 0.1%
Salmar ASA	192	9,841

Romania | 0.1%
NEPI Rockcastle PLC	948	8,379

Singapore | 0.8%
DBS Group Holdings, Ltd.	659	12,702
Jardine Cycle & Carriage, Ltd.	1,000	22,381
Keppel DC REIT	6,500	10,053
Manulife US Real Estate Investment Trust	25,700	25,709
Mapletree Commercial Trust REIT	5,700	10,130
Mapletree Industrial Trust REIT	28,200	54,534
		135,509
South Africa | 0.1%
Fortress REIT, Ltd., Class A	13,487	18,573

South Korea | 0.1%
S-Oil Corp.	267	21,864

Spain | 1.2%
Ferrovial SA	5,677	172,223
Iberdrola SA	2,974	30,629

The accompanying notes are an integral part of these financial statements.

44  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Merlin Properties Socimi SA REIT	1,036	$14,888
		217,740
Sweden | 0.3%
Catena AB	100	4,416
Hufvudstaden AB, Class A	404	7,987
Nobina AB	1,329	9,145
Nyfosa AB (*)	2,469	21,354
Swedish Match AB	264	13,610
		56,512
Switzerland | 1.0%
Allreal Holding AG	224	44,523
Novartis AG	447	42,349
Roche Holding AG	259	83,983
		170,855
United Arab Emirates | 0.1%
Aldar Properties PJSC	37,312	21,948

United Kingdom | 5.5%
Admiral Group PLC	1,205	36,902
Ashtead Group PLC	245	7,840
Auto Trader Group PLC	1,682	13,293
Derwent London PLC REIT	295	15,757
FirstGroup PLC (*)	5,268	8,752
Great Portland Estates PLC REIT	3,049	34,775
Howden Joinery Group PLC	1,242	11,132
Imperial Brands PLC	1,442	35,731
International Consolidated Airlines Group SA	1,659	13,777
LondonMetric Property PLC REIT	4,720	14,851
National Grid PLC	13,680	171,916
Pennon Group PLC	12,176	165,740
Segro PLC REIT	5,029	60,030
Severn Trent PLC	5,369	179,183
Unilever NV	403	23,187
United Utilities Group PLC	14,198	178,336
		971,202

The accompanying notes are an integral part of these financial statements.

Annual Report  45

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

United States | 27.3%
AbbVie, Inc.	225	$19,921
Aflac, Inc.	422	22,324
Agilent Technologies, Inc.	137	11,687
Agree Realty Corp. REIT	200	14,034
American Electric Power Co., Inc.	1,119	105,757
American Express Co.	180	22,408
American Homes 4 Rent, Class A REIT	1,191	31,216
American Tower Corp. REIT	292	67,107
Americold Realty Trust REIT	517	18,126
Amgen, Inc.	42	10,125
Aon PLC	396	82,483
Apple, Inc.	160	46,984
AutoZone, Inc. (*)	26	30,974
Bank of America Corp.	430	15,145
Best Buy Co., Inc.	167	14,663
Biogen, Inc. (*)	43	12,759
Boston Properties, Inc. REIT	570	78,580
Bristol-Myers Squibb Co.	219	14,058
Brixmor Property Group, Inc.	1,000	21,610
Brookfield Property REIT, Inc., Class A	400	7,378
Burlington Stores, Inc. (*)	50	11,401
Camden Property Trust	200	21,220
Campbell Soup Co.	359	17,742
Cboe Global Markets, Inc.	115	13,800
Centene Corp. (*)	221	13,894
CF Industries Holdings, Inc.	385	18,380
Charles River Laboratories International, Inc. (*)	111	16,956
Church & Dwight Co., Inc.	190	13,365
Cigna Corp. (*)	180	36,808
Cisco Systems, Inc.	243	11,654
City Office REIT, Inc.	1,300	17,576
Colgate-Palmolive Co.	219	15,076
Community Healthcare Trust, Inc. REIT	200	8,572
Consolidated Edison, Inc.	1,163	105,217
Copart, Inc. (*)	369	33,557

The accompanying notes are an integral part of these financial statements.

46  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Costco Wholesale Corp.	117	$34,389
Cracker Barrel Old Country Store, Inc.	67	10,301
CSX Corp.	2,355	170,408
Darden Restaurants, Inc.	196	21,366
Digital Realty Trust, Inc. REIT	300	35,922
Dillard’s, Inc. Class A	146	10,728
Douglas Emmett, Inc. REIT	400	17,560
Edison International	140	10,557
Eli Lilly & Co.	383	50,338
Equinix, Inc. REIT	96	56,035
Equity Lifestyle Properties, Inc. REIT	1,226	86,298
Equity Residential REIT	400	32,368
Essential Properties Realty Trust, Inc. REIT	1,072	26,596
Essex Property Trust, Inc. REIT	218	65,587
Exelon Corp.	349	15,911
Extra Space Storage, Inc. REIT	447	47,212
F5 Networks, Inc. (*)	153	21,366
Fastenal Co.	374	13,819
Ferguson PLC	99	8,995
Gaming and Leisure Properties, Inc. REIT	300	12,915
Global Net Lease, Inc. REIT	700	14,196
Hanesbrands, Inc.	607	9,014
HD Supply Holdings, Inc. (*)	319	12,830
Healthpeak Properties, Inc. REIT	385	13,271
Hilton Worldwide Holdings, Inc.	702	77,859
Honeywell International, Inc.	72	12,744
Hormel Foods Corp.	226	10,195
Hudson Pacific Properties, Inc. REIT	233	8,772
Humana, Inc.	76	27,856
Intel Corp.	593	35,491
Intercontinental Exchange, Inc.	418	38,686
IQVIA Holdings, Inc. (*)	98	15,142
Iron Mountain, Inc. REIT	400	12,748
Johnson & Johnson	509	74,248
JPMorgan Chase & Co.	218	30,389
Kansas City Southern	1,043	159,746

The accompanying notes are an integral part of these financial statements.

Annual Report  47

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

KAR Auction Services, Inc.	1,688	$36,782
Kimberly-Clark Corp.	318	43,741
Kohl’s Corp.	136	6,929
Lamb Weston Holdings, Inc.	225	19,357
Life Storage, Inc. REIT	100	10,828
Lockheed Martin Corp.	106	41,274
Lowe’s Cos., Inc.	76	9,102
Marathon Petroleum Corp.	545	32,836
MasTec, Inc. (*)	302	19,376
McCormick & Co., Inc.	86	14,597
McDonald’s Corp.	86	16,994
McGrath RentCorp	139	10,639
Medical Properties Trust, Inc. REIT	1,100	23,221
Merck & Co., Inc.	576	52,387
MetLife, Inc.	179	9,124
Mettler-Toledo International, Inc. (*)	30	23,798
Mid-America Apartment Communities, Inc. REIT	400	52,744
Nasdaq, Inc.	98	10,496
National Retail Properties, Inc. REIT	800	42,896
NIKE, Inc., Class B	305	30,900
Nordstrom, Inc.	491	20,097
Norfolk Southern Corp.	864	167,728
Northrop Grumman Corp.	131	45,060
Omega Healthcare Investors, Inc.	600	25,410
Outfront Media, Inc. REIT	900	24,138
Park Hotels & Resorts, Inc. REIT	952	24,628
Pennsylvania Real Estate Investment Trust	1,400	7,462
PepsiCo, Inc.	142	19,407
Pfizer, Inc.	875	34,282
Pinnacle West Capital Corp.	91	8,184
Prologis, Inc. REIT	891	79,424
PS Business Parks, Inc.	100	16,487
Raytheon Co.	147	32,302
Realty Income Corp. REIT	600	44,178
Regency Centers Corp. REIT	300	18,927
Regions Financial Corp.	547	9,387

The accompanying notes are an integral part of these financial statements.

48  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Republic Services, Inc.	828	$74,214
Retail Value, Inc. REIT	200	7,360
Ross Stores, Inc.	285	33,180
Ryman Hospitality Properties, Inc. REIT	200	17,332
Sabra Health Care REIT, Inc.	400	8,536
Simon Property Group, Inc. REIT	736	109,635
Starbucks Corp.	434	38,157
STORE Capital Corp. REIT	200	7,448
Synchrony Financial	298	10,731
Sysco Corp.	472	40,375
Target Corp.	202	25,898
Texas Instruments, Inc.	61	7,826
The Allstate Corp.	284	31,936
The Boeing Co.	19	6,189
The Coca-Cola Co.	267	14,778
The Estee Lauder Cos., Inc., Class A	57	11,773
The Hershey Co.	387	56,881
The Home Depot, Inc.	117	25,550
The Macerich Co. REIT	326	8,776
The Procter & Gamble Co.	749	93,550
The TJX Cos., Inc.	1,100	67,166
The Toro Co.	161	12,827
Thermo Fisher Scientific, Inc.	214	69,522
Tupperware Brands Corp.	1,129	9,687
Tyson Foods, Inc., Class A	125	11,380
Union Pacific Corp.	928	167,773
United Parcel Service, Inc., Class B	121	14,164
UnitedHealth Group, Inc.	190	55,856
Universal Health Realty Income Trust REIT	200	23,472
Ventas, Inc. REIT	700	40,418
Verizon Communications, Inc.	199	12,219
Visa, Inc., Class A	270	50,733
Vulcan Materials Co.	150	21,598
Walmart, Inc.	358	42,545
Waste Connections, Inc.	144	13,074
Waste Management, Inc.	659	75,100

The accompanying notes are an integral part of these financial statements.

Annual Report  49

		Fair
Description	Shares	Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Waters Corp. (*)	66	$15,421
Welltower, Inc. REIT	300	24,534
Weyerhaeuser Co. REIT	799	24,130
WW Grainger, Inc.	55	18,619
Zoetis, Inc.	95	12,573
		4,802,473
Total Common Stocks (Cost $9,166,540)		10,472,350

Exchange-Traded Funds | 2.5%
SPDR Gold Shares (*),(∆) (Cost $382,304)	3,096	442,418

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Foreign Government Obligations | 7.8%

Australia | 0.4%
Australia Government Bonds, 3.000%, 09/20/25	AUD	66	$68,058

Canada | 0.7%
Canadian Government Real Return Bonds:
4.250%, 12/01/26	CAD	42	41,024
2.000%, 12/01/41	CAD	76	77,978
			119,002
Denmark | 0.5%
Denmark Inflation Linked Government Bonds††, 0.100%, 11/15/23	DKK	559	89,483

France | 1.2%
Government of France, 1.850%, 07/25/27	EUR	149	206,164

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Italy | 1.4%
Italy Buoni Poliennali Del Tesoro:
0.100%, 05/15/22	EUR	127	$144,060
2.350%, 09/15/24	EUR	89	111,544
			255,604
New Zealand | 0.9%
New Zealand Government Bonds, 3.000%, 09/20/30	NZD	170	154,660

Spain | 1.3%
Spain Government Inflation Linked Bonds (††):
0.300%, 11/30/21	EUR	115	132,862
1.800%, 11/30/24	EUR	70	89,709
			222,571
Sweden | 0.2%
Sweden Inflation Linked Bonds (††), 3.500%, 12/01/28	SEK	185	39,023

United Kingdom | 1.2%
United Kingdom Gilt Inflation Linked (††):
1.875%, 11/22/22	GBP	71	105,348
0.750%, 03/22/34	GBP	54	106,673
			212,021
Total Foreign Government Obligations (Cost $1,291,772)			1,366,586

US Treasury Securities | 13.9%
Treasury Inflation Protected Securities (††):
0.125%, 04/15/20	USD	710	709,540
1.125%, 01/15/21	USD	873	880,914
2.375%, 01/15/25	USD	253	281,449
2.500%, 01/15/29	USD	482	580,602

Total US Treasury Securities (Cost $2,423,272)			2,452,505

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Shares	Fair Value

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Rights | 0.0%

Australia | 0.0%
Charter Hall Long Wale REIT (Expires 01/08/2020) (Cost $0)	122	$13

Short-Term Investments | 14.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.52% (7 day yield) (∆) (Cost $2,470,533)	2,470,533	2,470,533

Total Investments | 97.9% (Cost $15,734,421) (»)		$17,204,405

Cash and Other Assets in Excess of Liabilities | 2.1%		375,554

Net Assets | 100.0%		$17,579,959

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Forward Currency Contracts open at December 31, 2019:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	14,572	USD	10,043	HSB	02/12/20	$211	$—
AUD	14,899	USD	10,177	HSB	02/12/20	308	—
CAD	5,823	USD	4,421	HSB	02/12/20	71	—
CAD	26,882	USD	20,243	HSB	02/12/20	496	—
DKK	91,455	USD	13,633	CIT	02/12/20	145	—
EUR	100,768	USD	111,971	HSB	01/15/20	1,241	—
GBP	16,076	USD	20,671	CIT	02/12/20	684	—
GBP	25,361	USD	32,853	HSB	02/12/20	837	—
JPY	64,603	USD	595	JPM	02/12/20	0	—
NZD	13,959	USD	8,902	CIT	02/12/20	517	—
NZD	27,764	USD	17,858	HSB	02/12/20	877	—
SEK	61,671	USD	6,426	HSB	02/12/20	187	—
USD	207,190	AUD	301,770	CIT	03/27/20	—	5,390
USD	4,000	AUD	5,848	HSB	02/12/20	—	115
USD	20,589	AUD	29,737	HSB	02/12/20	—	336
USD	33,829	AUD	49,085	HSB	02/12/20	—	712
USD	24,472	CAD	32,232	CIT	02/12/20	—	394
USD	36,729	CAD	48,162	CIT	03/27/20	—	430
USD	39,710	CAD	51,869	CIT	03/27/20	—	309
USD	108,982	CAD	143,530	HSB	02/12/20	—	1,746
USD	6,614	CAD	8,711	MSC	02/12/20	—	106
USD	103,824	DKK	696,109	CIT	02/12/20	—	1,047
USD	805,746	EUR	720,606	CIT	03/27/20	—	7,504
USD	1,700	EUR	1,529	HSB	01/15/20	—	18
USD	780,686	EUR	708,066	HSB	01/15/20	—	14,826
USD	642,682	EUR	574,321	SSB	03/27/20	—	5,476
USD	87,516	GBP	68,061	CIT	02/12/20	—	2,896
USD	2,300	GBP	1,774	HSB	02/12/20	—	57
USD	17,000	GBP	12,885	HSB	02/12/20	—	116
USD	154,285	GBP	120,012	HSB	02/12/20	—	5,139
USD	28,844	GBP	21,918	SSB	03/27/20	—	306
USD	663,585	GBP	507,208	SSB	03/27/20	—	10,981
USD	13,305	HKD	103,685	CIT	03/27/20	1	—
USD	20,524	HKD	160,198	CIT	03/27/20	—	30
USD	109,862	HKD	857,663	SSB	03/27/20	—	182
USD	736	MXN	14,304	HSB	02/12/20	—	18

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Lazard Real Assets and Pricing Opportunities Portfolio (•) (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	83,146	NZD	130,377	CIT	02/12/20	$—	$4,832
USD	4,000	NZD	6,217	HSB	02/12/20	—	195
USD	18,217	NZD	27,490	HSB	02/12/20	—	333
USD	44,678	NZD	70,055	HSB	02/12/20	—	2,595
USD	40,762	SEK	389,996	HSB	02/12/20	—	1,056
USD	5,409	SEK	51,768	JPM	02/12/20	—	142
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$5,575	$67,287

Futures Contracts open at December 31, 2019 (Δ):

Type	Number of Contracts	Notional Amount	Expiration Date	Notional Cost	Fair Value	Unrealized Appreciation	Unrealized Depreciation

Natural Gas	5	$50,000	02/26/2020	$113,618	$107,900	$—	$5,718
Sugar 11	2	224,000	02/28/2020	29,487	30,061	574	—
Cotton No. 2	1	50,000	03/09/2020	32,609	34,525	1,916	—
Low Sulphur Gasoil	1	100	03/12/2020	60,653	61,125	472	—
Soybean Oil	1	60,000	03/13/2020	20,434	20,862	428	—
Total gross unrealized appreciation/depreciation on Futures Contracts						$3,390	$5,718

Total Return Swap Agreements open at December 31, 2019 (Δ):

Currency	Counterparty	Notional Amount	Expiration Date	Receive	Pay	Payable	Payment Frequency	Unrealized Appreciation

USD	GSC	$1,891,743	10/23/20	Appreciation,	0.00%	Depreciation,	Upon	$13,401
				and dividends paid, on commodities in a custom momentum basket		and dividend expense (if applicable), on commodities in a custom momentum basket	Maturity(a)

(a)	For swap agreements, the net settlement will occur on the expiration date.

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (•) (concluded)

The following table represents the commodity exposure expressed as a percentage of the notional amount of the individual commodity underlying the custom total return basket swap agreements with GSC, as of December 31, 2019:

Commodity	Commodity Index Ticker Symbol	Commodity Exposure Expressed as a Percentage of Notional Amount

Aluminum	BCOMAL	3.34%
Bean Oil	BCOMBO	2.84
Brent Crude	BCOMCO	12.05
Coffee	BCOMKC	2.92
Copper	BCOMHG	11.71
Corn	BCOMCN	8.28
Cotton	BCOMCT	0.12
Crude Oil	BCOMCO	12.54
Gasoline (RBOB)	BCOMRB	1.76
Gold	BCOMGC	0.01
Heating Oil	BCOMHO	6.16
Kansas Wheat	BCOMKW	1.47
Lean Hogs	BCOMLH	2.07
Live Cattle	BCOMLC	3.76
Natural Gas	BCOMNG	2.18
Nickel	BCOMNI	3.47
Silver	BCOMSI	5.83
Soy Meal	BCOMSM	2.05
Soybeans	BCOMSY	6.62
Sugar	BCOMSB	4.12
Wheat	BCOMWH	4.30
Zinc	BCOMZS	2.40
Total		100.00%

The accompanying notes are an integral part of these financial statements.

Annual Report   55

The Lazard Funds, Inc. Notes to Portfolios of Investments

December 31, 2019

(*)	Non-income producing security.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2019, these securities amounted to 0.7% of net assets of Lazard Global Dynamic Multi-Asset Portfolio.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2019.

(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(±)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.

(•)	Lazard Real Assets and Pricing Opportunities Portfolio’s Portfolio of Investments and accompanying notes are presented on a consolidated basis.

(Δ)	The security is owned by Lazard Real Assets and Pricing Opportunities Portfolio, Ltd., a wholly-owned subsidiary of Lazard Real Assets and Pricing Opportunities Portfolio. See Note 1 in the Notes to Financial Statements.

(††)	A note or bond that offers protection from inflation by paying a fixed rate of interest on the principal amount that is adjusted for inflation, in the applicable region, based on the Consumer Price Index or other equivalent regional benchmarks for measuring inflation.

Security Abbreviations:
ADR	—	American Depositary Receipt	PRIBOR	—	Prague Interbank Offered Rate
BBSW	—	Bank Bill Swap Reference Rate	NIBOR	—	Norway Interbank Offered Rate
ETF	—	Exchange-Traded Fund	REIT	—	Real Estate Investment Trust
PJSC	—	Public Joint Stock Company	LIBOR	—	London Interbank Offered Rate

Currency Abbreviations:
AUD	—	Australian Dollar	ILS	—	Israeli Shekel
CAD	—	Canadian Dollar	JPY	—	Japanese Yen
CHF	—	Swiss Franc	KRW	—	South Korean Won
CLP	—	Chilean Peso	MXN	—	Mexican New Peso
CZK	—	Czech Koruna	NOK	—	Norwegian Krone
DKK	—	Danish Krone	NZD	—	New Zealand Dollar
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	SEK	—	Swedish Krona
HKD	—	Hong Kong Dollar	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	USD	—	United States Dollar
IDR	—	Indonesian Rupiah

Counterparty Abbreviations:
CIT	—	Citibank NA	JPM	—	JPMorgan Chase Bank NA
GSC	—	Goldman Sachs International	MSC	—	Morgan Stanley & Co.
HSB	—	HSBC Bank USA NA	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Common Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	2.2%	0.7%
Air Freight & Logistics	—	0.1
Airlines	1.2	0.2
Auto Components	0.5	—
Automobiles	0.6	—
Banks	7.1	1.3
Beverages	3.0	0.2
Biotechnology	0.9	0.6
Building Products	0.3	—
Capital Markets	2.4	0.6
Chemicals	1.0	0.2
Commercial Services & Suppliers	1.0	1.4
Communications Equipment	1.1	0.2
Construction & Engineering	0.2	2.1
Construction Materials	0.2	0.1
Consumer Finance	0.9	0.2
Containers & Packaging	0.1	—
Distributors	0.1	0.1
Diversified Consumer Services	—	0.1
Diversified Financial Services	0.8	—
Diversified Telecommunication Services	1.9	0.4
Electric Utilities	1.9	3.1
Electrical Equipment	1.1	—
Electronic Equipment, Instruments & Components	0.8	—
Entertainment	0.6	—
Equity Real Estate Investment Trusts (REITs)	2.0	12.6
Food & Staples Retailing	1.3	1.4
Food Products	0.7	1.0
Gas Utilities	0.1	1.6
Health Care Equipment & Supplies	1.3	—
Health Care Providers & Services	2.5	0.8
Hotels, Restaurants & Leisure	2.1	0.9
Household Durables	0.1	0.1
Household Products	1.6	0.9
Independent Power & Renewable Electricity Producers	0.3	0.5
Industrial Conglomerates	1.0	0.1
Insurance	3.9	2.1

The accompanying notes are an integral part of these financial statements.

Annual Report   57

Industry†	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Real Assets and Pricing Opportunities Portfolio

Interactive Media & Services	1.7%	0.1%
Internet & Direct Marketing Retail	0.7	—
IT Services	2.5	0.3
Leisure Products	0.7	—
Life Sciences Tools & Services	1.6	0.9
Machinery	1.1	0.1
Media	1.0	1.2
Metals & Mining	2.0	0.3
Multiline Retail	0.9	0.4
Multi-Utilities	0.8	2.8
Oil, Gas & Consumable Fuels	2.5	0.3
Personal Products	1.7	0.2
Pharmaceuticals	6.2	2.1
Professional Services	1.8	—
Real Estate Management & Development	0.9	3.9
Road & Rail	1.1	4.3
Semiconductors & Semiconductor Equipment	2.7	0.2
Software	3.7	—
Specialty Retail	2.8	1.1
Technology Hardware, Storage & Peripherals	2.2	0.3
Textiles, Apparel & Luxury Goods	1.3	0.2
Thrifts & Mortgage Finance	0.2	—
Tobacco	0.1	0.3
Trading Companies & Distributors	0.7	0.5
Transportation Infrastructure	—	3.2
Water Utilities	0.1	3.0
Wireless Telecommunication Services	0.7	0.3
Subtotal	88.5	59.6
Exchange-Traded Funds	—	2.5
Foreign Government Obligations	6.3	7.8
Supranational Bonds	1.6	—
US Municipal Bonds	0.6	—
US Treasury Securities	1.2	13.9
Short-Term Investments	1.7	14.1
Total Investments	99.9%	97.9%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

58   Annual Report

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Annual Report 59

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2019	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Opportunistic Strategies Portfolio

ASSETS
Investments in securities, at fair value	$47,725,979	$88,748,964
Cash	479	—
Cash collateral due from broker on futures contracts swap agreements	—	—
Foreign currency, at fair value	6,593	—
Receivables for:
Dividends and interest	109,430	31,413
Capital stock sold	250	202
Investments sold	—	—
Amount due from Investment Manager (Note 3)	25,941	—
Gross unrealized appreciation on:
Forward currency contracts	116,831	—
Swap agreements	—	—
Prepaid expenses	95	4,168
Total assets	47,985,598	88,784,747

LIABILITIES
Securities sold short, at fair value	—	4,974,245
Payables for:
Accrued professional services	35,921	25,494
Management fees	—	24,343
Accrued shareholders’ reports	5,347	12,383
Accrued custodian fees	46,861	12,349
Accrued distribution fees	61	47
Dividends on securities sold short	—	15,527
Capital stock redeemed	—	101
Investments purchased	—	—
Variation margin on open futures contracts	—	—
Gross unrealized depreciation on forward currency contracts	120,002	—
Other accrued expenses and payables	2,897	3,735
Total liabilities	211,089	5,068,224
Net assets	$47,774,509	$83,716,523

NET ASSETS
Paid in capital	$42,807,433	$78,337,766
Distributable earnings (Accumulated loss)	4,967,076	5,378,757
Net assets	$47,774,509	$83,716,523

Institutional Shares
Net assets	$47,481,062	$83,508,624
Shares of capital stock outstanding*	4,403,915	8,460,555
Net asset value, offering and redemption price per share	$10.78	$9.87

Open Shares
Net assets	$293,447	$207,899
Shares of capital stock outstanding*	27,210	21,180
Net asset value, offering and redemption price per share	$10.78	$9.82

Cost of investments in securities	$42,255,645	$82,940,428
Proceeds received from securities sold short	$—	$4,501,212
Cost of foreign currency	$6,543	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
(a)	Consolidated Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (a)

$17,204,405
—

372,401
3,725

50,981
—
4,862
50,057

5,575
13,401
10,198
17,715,605

—

38,665
—
1,814
25,539
13
—
—
12
1,689

67,287
627
135,646
$17,579,959

$16,181,891
1,398,068
$17,579,959

$17,515,383
1,639,120

$10.69

$64,574
6,050

$10.67

$15,734,421
$—
$3,698

Annual Report  61

The Lazard Funds, Inc. Statements of Operations

For the Period Ended December 31, 2019	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Opportunistic Strategies Portfolio

Investment Income (Loss)

Income
Dividends	$739,076	$1,738,469
Interest	336,501	390,511
Total investment income*	1,075,577	2,128,980

Expenses
Management fees (Note 3)	379,790	924,989
Professional services	49,451	47,580
Shareholders’ reports	14,902	38,979
Registration fees	34,983	35,558
Custodian fees	166,441	33,322
Administration fees	20,782	26,410
Shareholders’ services	20,822	16,804
Directors’ fees and expenses	7,012	9,647
Distribution fees (Open Shares)	673	603
Other^	6,480	7,989
Total gross expenses before interest and dividend expense	701,336	1,141,881
Interest expense	—	56,902
Dividend expense	—	131,408
Total gross expenses	701,336	1,330,191
Management fees waived and expenses reimbursed	(272,884)	(197,241)
Total net expenses	428,452	1,132,950
Net investment income (loss)	647,125	996,030

Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency Transactions, Forward Currency Contracts, Futures Contracts and Swap Agreements
Net realized gain (loss) on:
Investments	58,107	4,071,561
Securities sold short	—	(143,398)
Foreign currency transactions	(28,953)	(4)
Forward currency contracts	(63,564)	—
Futures contracts	—	—
Swap agreements	—	—
Total net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, futures contracts and swap agreements	(34,410)	3,928,159

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (a)

$296,907
133,981
430,888

121,119
54,894
6,175
44,759
103,563
17,011
20,981
15,773
122
5,982

390,379
—
—
390,379
(234,204)
156,175
274,713

162,755
—
(3,323)
169,958
(93,715)
(265,323)

(29,648)

Annual Report  63

For the Period Ended December 31, 2019	Lazard Global Dynamic Multi-Asset Portfolio	Lazard Opportunistic Strategies Portfolio

Net change in unrealized appreciation (depreciation) on:
Investments	$7,067,487	$9,637,244
Securities sold short	—	(473,033)
Foreign currency translations	632	(3)
Forward currency contracts	(120,256)	—
Futures contracts	—	—
Swap agreements	—	—
Total net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts, future contracts and swap agreements	6,947,863	9,164,208
Net realized and unrealized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, future contracts and swap agreements	6,913,453	13,092,367
Net increase (decrease) in net assets resulting from operations	$7,560,578	$14,088,397
* Net of foreign withholding taxes of	$40,664	$—
^ Includes interest on line of credit of	$210	$—
(a) Consolidated Statement of Operations.

The accompanying notes are an integral part of these financial statements.

64  Annual Report

Lazard Real Assets and Pricing Opportunities Portfolio (a)

$2,061,080
—
210
(70,774)
19,098
296,056

2,305,670

2,276,022

$2,550,735
$19,916
$252

The accompanying notes are an integral part of these financial statements.

Annual Report  65

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Global Dynamic Multi-Asset Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$647,125	$734,002
Net realized gain (loss) on investments, securities sold short, foreign currency transactions, forward currency contracts, futures contracts and swaps agreements	(34,410)	5,372,312
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency translations, forward currency contracts, futures contracts and swaps agreements	6,947,863	(9,026,128)
Net increase (decrease) in net assets resulting from operations	7,560,578	(2,919,814)

Distributions to shareholders (Note 2(h))
Net investment Income and net realized gains
Institutional Shares	(607,408)	(5,801,393)
Open Shares	(2,851)	(57,021)
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(610,259)	(5,858,414)

Capital stock transactions
Net proceeds from sales
Institutional Shares	3,315,020	4,837,074
Open Shares	101,513	64,758
Net proceeds from reinvestment of distributions
Institutional Shares	607,408	5,801,393
Open Shares	2,851	57,021
Cost of shares redeemed
Institutional Shares	(5,930,367)	(28,135,810)
Open Shares	(74,979)	(218,269)
Net increase (decrease) in net assets from capital stock transactions	(1,978,554)	(17,593,833)
Total increase (decrease) in net assets	4,971,765	(26,372,061)
Net assets at beginning of period	42,802,744	69,174,805
Net assets at end of period	$47,774,509	$42,802,744

The accompanying notes are an integral part of these financial statements.

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Lazard Opportunistic Strategies Portfolio		Lazard Real Assets and Pricing Opportunities Portfolio (a)
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$996,030	$1,726,796	$274,713	$272,790

3,928,159	(572,649)	(29,648)	541,686

9,164,208	(16,944,250)	2,305,670	(2,134,963)

14,088,397	(15,790,103)	2,550,735	(1,320,487)

(1,640,929)	(6,028,662)	(392,070)	(831,453)
(3,453)	(17,872)	(1,189)	(2,339)

—	(262,110)	—	—
—	(777)	—	—

(1,644,382)	(6,309,421)	(393,259)	(833,792)

7,393,394	18,043,749	246,555	439,718
6,169	96,400	15,632	3,168

1,534,238	5,917,185	392,070	831,453
3,285	18,147	1,189	2,339

(40,611,931)	(50,917,387)	(1,438,693)	(771,616)
(121,466)	(184,943)	(653)	(91,095)

(31,796,311)	(27,026,849)	(783,900)	413,967
(19,352,296)	(49,126,373)	1,373,576	(1,740,312)
103,068,819	152,195,192	16,206,383	17,946,695
$83,716,523	$103,068,819	$17,579,959	$16,206,383

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	Lazard Global Dynamic Multi-Asset Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	4,593,006	5,986,168
Shares sold	324,728	419,838
Shares issued to shareholders from reinvestment of distributions	56,451	636,322
Shares redeemed	(570,270)	(2,449,322)
Net increase (decrease)	(189,091)	(1,393,162)
Shares outstanding at end of period	4,403,915	4,593,006

Open Shares
Shares outstanding at beginning of period	24,305	36,012
Shares sold	9,879	5,633
Shares issued to shareholders from reinvestment of distributions	265	6,247
Shares redeemed	(7,239)	(23,587)
Net increase (decrease)	2,905	(11,707)
Shares outstanding at end of period	27,210	24,305

(a)	Consolidated Statements of Changes in Net Assets.

The accompanying notes are an integral part of these financial statements.

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Lazard Opportunistic Strategies Portfolio		Lazard Real Assets and Pricing Opportunities Portfolio (a)
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

11,766,647	14,316,598	1,715,687	1,662,975
781,937	1,734,091	23,075	42,171

155,602	648,666	37,072	86,381
(4,243,631)	(4,932,708)	(136,714)	(75,840)
(3,306,092)	(2,549,951)	(76,567)	52,712
8,460,555	11,766,647	1,639,120	1,715,687

32,902	40,563	4,528	12,627
648	9,206	1,474	299

335	1,980	112	242
(12,705)	(18,847)	(64)	(8,640)
(11,722)	(7,661)	1,522	(8,099)
21,180	32,902	6,050	4,528

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The Lazard Funds, Inc. Financial Highlights

LAZARD GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended			For the Period 5/27/16* to
throughout the period	12/31/19	12/31/18	12/31/17	12/31/16

Institutional Shares
Net asset value, beginning of period	$9.27	$11.49	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.16	0.15	0.06
Net realized and unrealized gain (loss)	1.51	(0.92)	1.92	(0.01)
Total from investment operations	1.65	(0.76)	2.07	0.05
Less distributions from:
Net investment income	(0.14)	(0.20)	(0.14)	(0.05)
Net realized gains	—	(1.26)	(0.44)	— (b)
Total distributions	(0.14)	(1.46)	(0.58)	(0.05)
Net asset value, end of period	$10.78	$9.27	$11.49	$10.00

Total Return (c)	17.80%	–6.35%	20.69%	0.53%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,481	$42,577	$68,761	$48,544
Ratios to average net assets (d):
Net expenses	0.90%	0.90%	0.90%	0.90%
Gross expenses	1.45%	1.34%	1.42%	2.14%
Net investment income (loss)	1.36%	1.36%	1.40%	0.95%
Portfolio turnover rate	125%	120%	102%	67%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended			For the Period 5/27/16* to
throughout the period	12/31/19	12/31/18	12/31/17	12/31/16

Open Shares
Net asset value, beginning of period	$9.27	$11.49	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.12	0.12	0.04
Net realized and unrealized gain (loss)	1.51	(0.91)	1.91	(0.01)
Total from investment operations	1.62	(0.79)	2.03	0.03
Less distributions from:
Net investment income	(0.11)	(0.17)	(0.10)	(0.03)
Net realized gains	—	(1.26)	(0.44)	— (b)
Total distributions	(0.11)	(1.43)	(0.54)	(0.03)
Net asset value, end of period	$10.78	$9.27	$11.49	$10.00

Total Return (c)	17.46%	–6.64%	20.33%	0.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$293	$225	$414	$210
Ratios to average net assets (d):
Net expenses	1.18%	1.20%	1.20%	1.20%
Gross expenses	5.45%	4.20%	5.79%	9.43%
Net investment income (loss)	1.10%	1.07%	1.09%	0.72%
Portfolio turnover rate	125%	120%	102%	67%

*	The Portfolio commenced operations on May 27, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

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LAZARD OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Institutional Shares
Net asset value, beginning of period	$8.74	$10.60	$9.70	$9.36		$10.02
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.14	0.10	0.16	^	0.07
Net realized and unrealized gain (loss)	1.23	(1.48)	1.62	0.34		(0.46)
Total from investment operations	1.33	(1.34)	1.72	0.50		(0.39)
Less distributions from:
Net investment income	(0.12)	(0.02)	(0.14)	(0.14)		(0.03)
Net realized gains	(0.08)	(0.48)	(0.68)	—		(0.24)
Return of capital	—	(0.02)	—	(0.02)		— (b)
Total distributions	(0.20)	(0.52)	(0.82)	(0.16)		(0.27)
Redemption fees	—	—	—	—	(b)	— (b)
Net asset value, end of period	$9.87	$8.74	$10.60	$9.70		$9.36

Total Return (c)	15.16%	–12.72%	17.74%	5.36	%^	–3.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$83,509	$102,783	$151,767	$141,494		$170,626
Ratios to average net assets:
Net expenses	1.22%	1.02%	1.05%	1.02	%^	1.02%
Gross expenses	1.43%	1.15%	1.18%	1.19%		1.18%
Gross expenses, excluding expenses on securities sold short	1.23%	1.15%†	1.15%	1.19%		1.18%
Net investment income (loss)	1.08%	1.32%	0.99%	1.72	%^	0.66%
Portfolio turnover rate:
Excluding securities sold short	82%	227%	142%	238%		255%
Including securities sold short	99%	N/A †	153%	N/A	†	N/A †

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Open Shares
Net asset value, beginning of period	$8.69	$10.55	$9.65	$9.32		$10.02
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.10	0.05	0.13	^	0.01
Net realized and unrealized gain (loss)	1.23	(1.46)	1.64	0.33		(0.47)
Total from investment operations	1.30	(1.36)	1.69	0.46		(0.46)
Less distributions from:
Net investment income	(0.09)	—	(0.11)	(0.11)		— (b)
Net realized gains	(0.08)	(0.48)	(0.68)	—		(0.24)
Return of capital	—	(0.02)	—	(0.02)		— (b)
Total distributions	(0.17)	(0.50)	(0.79)	(0.13)		(0.24)
Net asset value, end of period	$9.82	$8.69	$10.55	$9.65		$9.32

Total Return (c)	14.91%	–13.05%	17.48%	4.97	%^	–4.51%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$208	$286	$428	$823		$725
Ratios to average net assets:
Net expenses	1.51%	1.32%	1.34%	1.32	%^	1.32%
Gross expenses	3.78%	4.22%	3.87%	3.31%		1.66%
Gross expenses, excluding expenses on securities sold short	3.58%	4.22%†	3.85%	3.31	%†	1.66%†
Net investment income (loss)	0.76%	1.00%	0.53%	1.43	%^	0.15%
Portfolio turnover rate:
Excluding securities sold short	82%	227%	142%	238%		255%
Including securities sold short	99%	N/A †	153%	N/A	†	N/A †

The accompanying notes are an integral part of these financial statements.

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^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
†	No securities sold short during the year.

The accompanying notes are an integral part of these financial statements.

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LAZARD REAL ASSETS AND PRICING OPPORTUNITIES PORTFOLIO^

Selected data for a share of capital stock outstanding	Year Ended			For the Period 12/30/16* to
throughout each period	12/31/19	12/31/18	12/31/17	12/31/16

Institutional Shares
Net asset value, beginning of period	$9.42	$10.71	$10.00	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.16	0.19	—
Net realized and unrealized gain (loss)	1.35	(0.96)	0.78	— (b)
Total from investment operations	1.51	(0.80)	0.97	— (b)
Less distributions from:
Net investment income	(0.24)	(0.25)	(0.13)	—
Net realized gains	— (b)	(0.24)	(0.13)	—
Total distributions	(0.24)	(0.49)	(0.26)	—
Net asset value, end of period	$10.69	$9.42	$10.71	$10.00

Total Return (c)	16.07%	–7.47%	9.80%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,515	$16,164	$17,812	$13,090
Ratios to average net assets (d):
Net expenses	0.90%	0.90%	0.90%	0.00%
Gross expenses	2.20%	2.04%	3.13%	3.49%
Net investment income (loss)	1.59%	1.53%	1.79%	0.00%
Portfolio turnover rate	44%	72%	76%	0%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding	Year Ended		For the Period 1/9/17* to
throughout each period	12/31/19	12/31/18	12/31/17

Open Shares
Net asset value, beginning of period	$9.41	$10.70	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14	0.14	0.18
Net realized and unrealized gain (loss)	1.33	(0.96)	0.74
Total from investment operations	1.47	(0.82)	0.92
Less distributions from:
Net investment income	(0.21)	(0.23)	(0.12)
Net realized gains	— (b)	(0.24)	(0.13)
Total distributions	(0.21)	(0.47)	(0.25)
Net asset value, end of period	$10.67	$9.41	$10.70

Total Return (c)	15.70%	–7.70%	9.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$65	$43	$135
Ratios to average net assets (d):
Net expenses	1.10%	1.15%	1.15%
Gross expenses	23.75%	13.72%	20.65%
Net investment income (loss)	1.39%	1.29%	1.69%
Portfolio turnover rate	44%	72%	76%

^	Consolidated Financial Highlights.
*	The inception date for the Institutional Shares was December 30, 2016 and for the Open Shares was January 9, 2017.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

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The Lazard Funds, Inc. Notes to Financial Statements
December 31, 2019

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2019, the Fund was comprised of thirty no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of Global Dynamic Multi-Asset, Opportunistic Strategies and Real Assets and Pricing Opportunities Portfolios. The financial statements of the other twenty-seven Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ Prospectus).

Lazard Real Assets and Pricing Opportunities Portfolio commenced investment operations and issued Institutional Shares on December 30, 2016. Lazard Real Assets and Pricing Opportunities Portfolio, Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands, was incorporated on October 7, 2016 and commenced operations on December 30, 2016. The Subsidiary acts as an investment vehicle for the Portfolio in order to effect certain investments on behalf of the Portfolio, consistent with its investment objectives and policies as described in its prospectus. The Portfolio expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The financial statements of the Portfolio have been consolidated and include the accounts of both the Portfolio and the Subsidiary. All inter-company balances and transactions have been eliminated in consolidation. As of December 31, 2019, net assets of the Portfolio were $17,579,959, of which $2,872,729, or 16.34%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

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2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Exchange-traded futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Swap agreements, such as credit default, interest rate and total return swap agreements, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on non-US securities exchanges and in over-the-counter markets may be completed before or after the

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close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, non-US securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the

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most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withhold-

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ing taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2019, the Global Dynamic Multi-Asset and Real Assets and Pricing Opportunities Portfolios traded in forward currency contracts.

(d) Futures Contracts—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both

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commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the year ended December 31, 2019, the Real Assets and Pricing Opportunities Portfolio traded in futures contracts.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. The counterparty pays out the total return of the equity security or basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Commodity-linked swap agreements involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index or basket of reference commodities or commodity indexes underlying the transaction exceeds (or falls

82  Annual Report

short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2019, the Real Assets and Pricing Opportunities Portfolios traded in swap agreements.

(f) Short Sales—A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2019 pursuant to short sale arrangements, the Portfolios have a right to set off any assets held (including the borrowed securities) or obligations owed to

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the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolios under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolios and State Street. At December 31, 2019, the Opportunistic Strategies Portfolio had pledged $6,462,963 of long securities as collateral under such arrangements.

For the year ended December 31, 2019, proceeds from securities sold short and purchases to cover short positions for the Opportunistic Strategies Portfolio were $23,792,903 and $19,435,089, respectively.

(g) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2019, the Portfolios had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2019, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral
Global Dynamic Multi-Asset	$—	$136,947
Real Assets and Pricing Opportunities	—	24,110

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

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Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Global Dynamic Multi-Asset	$42,515,474	$5,517,431	$370,329	$5,147,102
Opportunistic Strategies	78,459,722	5,789,942	474,945	5,314,997
Real Assets and Pricing Opportunities	15,798,839	1,579,983	234,885	1,345,098

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(h) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that the Real Assets and Pricing Opportunities Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Real Assets and Pricing Opportunities Portfolio’s ordinary income and/or capital gains for that year, or any future tax year.

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The Opportunistic Strategies Portfolio intend, on their 2019 tax returns, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolio's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolio would otherwise be required to distribute as dividends to shareholders in order for the Portfolio to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to nonredeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolio’s shares, the total return on a shareholder’s investment is not affected by the Portfolio's use of equalization.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, distributions redesignations, distributions in excess of current earnings, equalization,Treasury Inflation-Protected Securities, currency straddles, passive foreign investment companies, certain fixed-income securities, expenses, derivatives and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Global Dynamic Multi-Asset	$141,828	$(141,828)
Opportunistic Strategies	310,407	(310,407)
Real Assets and Pricing Opportunities	(292,369)	292,369

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

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	Ordinary Income		Long-Term Capital Gain
Portfolio	2019	2018	2019	2018

Global Dynamic Multi-Asset	$486,191	$2,449,223	$124,068	$3,409,191
Opportunistic Strategies*	998,829	1,243,851	645,553	4,802,683
Real Assets and Pricing Opportunities	388,282	429,050	4,977	404,742

*	Opportunistic Strategies Portfolio had return of capital distribution of $262,887 in 2018.

At December 31, 2019, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary Income	Long-Term	Appreciation
	(Deferred	Capital Gain	(Depreciation)
	Ordinary	(Deferred	Including
Portfolio	Losses)	Capital Losses)	Foreign Currency

Global Dynamic Multi-Asset	$(136,947)	$—	$5,104,023
Opportunistic Strategies	8,593	64,494	5,305,670
Real Assets and Pricing Opportunities	(24,110)	104,582	1,317,596

(i) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—Until August 15, 2016, the Portfolios imposed a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees were retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. As of August 15, 2016, redemption fees no longer apply to transactions in Portfolio shares.

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(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Global Dynamic Multi-Asset	0.80%
Opportunistic Strategies	1.00
Real Assets and Pricing Opportunities	0.70

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The Investment Manager provides investment management and other services to the Subsidiary. The Investment Manager does not receive separate compensation from the Subsidiary for providing such services. However, the Real Assets and Pricing Opportunities Portfolio pays the Investment Manager based on its net assets, which include the assets of the Subsidiary.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2020 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, including, for the purposes of the expense limitation agreement only, fees related to filing foreign tax reclaims, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expense.

	Institutional	Open
Portfolio	Shares	Shares

Global Dynamic Multi-Asset (a)	0.90%	1.15%
Opportunistic Strategies (b)	1.02	1.27
Real Assets and Pricing Opportunities	0.90	1.15
(a)	From January 1, 2019 to September 9, 2019, the rates were 0.90% and 1.20% respectively.
(b)	From January 1, 2019 to September 9, 2019, the rates were 1.02% and 1.32% respectively.

During the year ended December 31, 2019, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

Global Dynamic Multi-Asset	$261,411	$—	$2,153	$9,320
Opportunistic Strategies	191,762	—	2,414	3,065
Real Assets and Pricing Opportunities	120,777	102,368	342	10,717

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

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State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, the Lazard Opportunistic Strategies Portfolio experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2019, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $232,000, (2) an additional annual fee of $33,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in

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the 1940 Act) of the Fund), and (3) an additional annual fee of $23,000 to the Audit Committee Chair. Effective January 1, 2020, the aggregate compensation for Independent Directors for the Lazard Fund Complex is comprised of: (1) an annual retainer of $237,000, (2) an additional annual fee of $33,700 to the lead Independent Director, and (3) an additional annual fee of $23,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the active Portfolios in the Lazard Fund Complex at a rate of $5,000 per fund with the remainder allocated based upon each active Portfolio’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2019 were as follows:

Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$53,415,778	$53,728,665
Opportunistic Strategies	66,630,265	101,366,646
Real Assets and Pricing Opportunities	6,015,436	6,902,151

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$3,773,554	$5,230,332
Real Assets and Pricing Opportunities	267,393	462,624

For the year ended December 31, 2019, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

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At December 31, 2019, the Investment Manager owned 10.83% of the outstanding shares of the Global Dynamic Multi-Asset Portfolio.

6. Line of Credit

The Fund has a Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. From January 1, 2019 through December 12, 2019, the Agreement provided for a $50 million commitment; effective December 13, 2019, the commitment was increased to $100 million. Interest on borrowings is payable at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2019, the following Portfolios had borrowings under the Agreement as follows:

			Weighted	Number
	Average	Maximum	Average	of Days
	Daily Loan	Daily Loan	Interest	Borrowings
Portfolio	Balance*	Outstanding	Rate	were Outstanding

Global Dynamic Multi-Asset	$1,200,000	$1,200,000	3.15%	2
Real Assets and Pricing Opportunities	530,000	631,000	3.42	5
*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with LIBOR. A Portfolio’s outstanding balance on the line of credit, if any, would be categorized as Level 2.

7. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of com-

92  Annual Report

pany information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Realty Companies, Real Estate Investments and REITs Risk—Portfolios that invest in Realty Companies (as defined in the Fund’s prospectus), Real Estate Investments and/or REITs could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by a Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real

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estate industry, even if other industries would not be so affected. Consequently, the investment strategies of a Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies and Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITs are subject to similar risks as Real Estate Investments and Realty Companies. The risks related to investments in Real Estate Investments and Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks or other stocks traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(e) Subsidiary Risk—The Real Assets and Pricing Opportunities Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the

94  Annual Report

Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments.

(f) Tax Status Risk—Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Real Assets and Pricing Opportunities Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of some of the Portfolio’s investments in the Subsidiary and commodity-linked derivatives may be adversely affected by future legislation, regulations of the US Treasury Department or guidance issued by the Internal Revenue Service, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

(g) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. During periods of reduced market liquidity, a Portfo-

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lio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including a single large request for a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, and/or Portfolio expenses. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securi-

96  Annual Report

ties will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.”The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(h) Underlying Funds Risk—Shares of ETFs, closed-end funds and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”) in which certain Portfolios invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In

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addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

These Portfolios may be limited by the 1940 Act in the amount of their assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the US Securities and Exchange Commission (the “SEC”) on which the Portfolios may rely or an exemption is available.

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and a Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

(i) Short Position Risk—Short sales or positions may involve substantial risks. If a short position appreciates in value during a period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

There is a risk that certain Portfolios may be unable to fully implement their investment strategies due to a lack of available securities to borrow to effect short sales or for some other reason.

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When seeking to effect short sales of securities, a Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, a Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires a Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities a Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

(j) Natural Resources Risk—Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

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(k) Commodities-Related Investments Risk—Exposure to the commodities markets may subject the Real Assets and Pricing Opportunities Portfolio and the Subsidiary to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as “daily price fluctuation limits” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.” Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

(l) Inflation-Indexed Security Risk—Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable

100  Annual Report

on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a Portfolio may be required to make annual distributions to shareholders that exceed the cash the Portfolio received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

(m) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging

Annual Report  101

in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

(n) Allocation Risk—The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among real assets categories. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

(o) Infrastructure Companies Risk—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation, and service interruption due to environmental, operational or other mishaps.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

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9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2019:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$—	$1,119,833	$—	$1,119,833
Austria	—	98,223	—	98,223
Belgium	91,065	87,610	—	178,675
Canada	1,900,676	—	—	1,900,676
Denmark	—	169,248	—	169,248
France	—	459,233	—	459,233
Germany	160,169	449,408	—	609,577
Hong Kong	391,385	51,800	—	443,185
Israel	159,792	106,002	—	265,794
Italy	—	596,877	—	596,877
Japan	741,336	3,053,691	—	3,795,027
Luxembourg	—	85,001	—	85,001
Netherlands	486,349	182,850	—	669,199
Norway	—	210,871	—	210,871
Puerto Rico	28,798	—	—	28,798
Singapore	180,549	50,846	—	231,395
Spain	—	383,309	—	383,309
Sweden	446,695	102,789	—	549,484
Switzerland	496,187	896,712	—	1,392,899
United Kingdom	1,682,823	768,456	—	2,451,279
United States	23,970,981	—	—	23,970,981
Preferred Stocks*
Germany	—	27,828	—	27,828
Corporate Bonds*	—	2,191,937	—	2,191,937
Foreign Government Obligations*	—	3,028,170	—	3,028,170
Quasi Government Bonds*	—	401,917	—	401,917
Supranational Bonds	—	772,402	—	772,402
US Municipal Bonds	—	298,523	—	298,523
US Treasury Securities	—	579,061	—	579,061
Short-Term Investments	816,577	—	—	816,577
Other Financial Instruments†
Forward Currency Contracts	—	116,831	—	116,831
Total	$31,553,382	$16,289,428	$—	$47,842,810
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(120,002)	$—	$(120,002)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$73,857,931	$—	$—	$73,857,931
Short-Term Investments	14,891,033	—	—	14,891,033
Total	$88,748,964	$—	$—	$88,748,964
Liabilities:
Securities Sold Short
Exchange-Traded Funds	$(4,974,245)	$—	$—	$(4,974,245)
Real Assets and Pricing Opportunities Portfolio
Assets:
Common Stocks*
Australia	$—	$508,813	$—	$508,813
Brazil	—	9,407	—	9,407
Canada	723,574	—	—	723,574
China	—	200,616	—	200,616
Denmark	—	19,382	—	19,382
Finland	—	21,195	—	21,195
France	—	347,683	—	347,683
Germany	—	242,890	—	242,890
Hong Kong	—	329,364	—	329,364
Ireland	10,187	—	—	10,187
Israel	—	69,675	—	69,675
Italy	—	851,282	—	851,282
Japan	—	527,874	—	527,874
Luxembourg	—	141,931	—	141,931
Mexico	15,465	—	—	15,465
Netherlands	—	10,115	—	10,115
New Zealand	—	8,001	—	8,001
Norway	—	9,841	—	9,841
Romania	—	8,379	—	8,379
Singapore	—	135,509	—	135,509
South Africa	—	18,573	—	18,573
South Korea	—	21,864	—	21,864
Spain	—	217,740	—	217,740
Sweden	—	56,512	—	56,512
Switzerland	—	170,855	—	170,855
United Arab Emirates	—	21,948	—	21,948
United Kingdom	—	971,202	—	971,202
United States	4,793,478	8,995	—	4,802,473
Exchange-Traded Funds	442,418	—	—	442,418
Foreign Government Obligations*	—	1,366,586	—	1,366,586
US Treasury Securities	—	2,452,505	—	2,452,505
Rights	13	—	—	13
Short-Term Investments	2,470,533	—	—	2,470,533

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2019

Real Assets and Pricing Opportunities Portfolio (continued)
Assets: (continued)
Other Financial Instruments†
Forward Currency Contracts	$—	$5,575	$—	$5,575
Futures Contracts	3,390	—	—	3,390
Total Return Swap Agreements	—	13,401	—	13,401
Total	$8,459,058	$8,767,713	$—	$17,226,771
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(67,287)	$—	$(67,287)
Futures Contracts	(5,718)	—	—	(5,718)
Total	$(5,718)	$(67,287)	$—	$(73,005)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

106  Annual Report

During the year ended December 31, 2019, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Global Dynamic Multi-Asset Portfolio	Real Assets and Pricing Opportunities Portfolio

Forward currency contracts:
Average amounts purchased	$8,000,000	$300,000
Average amounts sold	7,900,000	4,100,000

Futures contracts:
Average notional value of contracts – long		200,000

Total return swap agreements:
Average notional value		2,400,000

Global Dynamic Multi-Asset Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019:

Assets – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized appreciation on forward currency contracts	$116,831

Liabilities – Derivative Financial Instruments		Total

Forward currency contracts	Unrealized depreciation on forward currency contracts	$120,002

Real Assets and Pricing Opportunities Portfolio

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019:

Assets – Derivative Financial Instruments	Commodity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts
Unrealized appreciation on forward currency contracts	$—	$5,575	$5,575
Swap agreements
Unrealized appreciation on swap agreements	13,401	—	13,401
Futures Contracts
Variation margin on open futures contracts (a)	1,689	—	1,689
Total	$15,090	$5,575	$20,665

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Liabilities – Derivative Financial Instruments	Commodity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts
Unrealized depreciation on forward currency contracts	$—	$67,287	$67,287

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

Global Dynamic Multi-Asset Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was:

Net Realized Gain (Loss) from:	Total

Forward currency contracts	$(63,564)

Net Change in Unrealized Appreciation (Depreciation) on:	Total

Forward currency contracts	$(120,256)

Real Assets and Pricing Opportunities Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 was:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts	$—	$—	$169,958	$169,958
Futures Contracts	(93,715)	—	—	(93,715)
Swap agreements	—	(265,323)	—	(265,323)
Total	$(93,715)	$(265,323)	$169,958	$(189,080)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts	$—	$—	$(70,774)	$(70,774)
Futures Contracts	19,098	—	—	19,098
Swap agreements	—	296,056	—	296,056
Total	$19,098	$296,056	$(70,774)	$244,380

108  Annual Report

As of December 31, 2019, the Global Dynamic Multi-Asset and Real Assets and Pricing Opportunities Portfolios held derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios are presented in the below table, as of December 31, 2019:

Global Dynamic Multi-Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$116,831	$—	$116,831

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$23,961	$(12,225)	$—	$11,736
HSBC Bank USA NA	60,691	(42,227)	—	18,464
JPMorgan Chase Bank NA	25,168	(25,168)	—	—
State Street Bank and Trust Co.	7,011	(7,011)	—	—
Total	$116,831	$(86,631)	$—	$30,200

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$120,002	$—	$120,002

Annual Report  109

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$12,225	$(12,225)	$—	$—
HSBC Bank USA NA	42,227	(42,227)	—	—
JPMorgan Chase Bank NA	35,655	(25,168)	—	10,487
Morgan Stanley Capital Services LLC.	7,516	—	—	7,516
State Street Bank and Trust Co.	22,379	(7,011)	—	15,368
Total	$120,002	$(86,631)	$—	$33,371

Lazard Real Assets and Pricing Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$5,575	$—	$5,575
Total Return Swap Agreements	13,401	—	13,401
Total	$18,976	$—	$18,976

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$1,347	$(1,347)	$—	$—
Goldman Sachs International	13,401	—	—	13,401
HSBC Bank USA NA	4,228	(4,228)	—	—
Total	$18,976	$(5,575)	$—	$13,401

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$67,287	$—	$67,287

110  Annual Report

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$22,832	$(1,347)	$—	$21,485
HSBC Bank USA NA	27,262	(4,228)	—	23,034
JPMorgan Chase Bank NA	142	—	—	142
Morgan Stanley Capital Services LLC.	106	—	—	106
State Street Bank and Trust Co.	16,945	—	—	16,945
Total	$67,287	$(5,575)	$—	$61,712

11. Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017–08, Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain purchased callable debt securities. Management has adopted the amendments and incorporated the changes in the current financial statements and related disclosures. For public business entities, the amendments in this ASU became effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

12. Subsequent Events

Management has evaluated subsequent events affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Annual Report  111

The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Global Dynamic Multi-Asset Portfolio, Lazard Opportunistic Strategies Portfolio and Lazard Real Assets and Pricing Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Global Dynamic Multi-Asset Portfolio and Lazard Opportunistic Strategies Portfolio (collectively the “Portfolios”), two of the portfolios constituting The Lazard Funds, Inc. (the “Fund”) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Lazard Opportunistic Strategies Portfolio and for the periods indicated in the table below for Lazard Global Dynamic Multi-Asset Portfolio, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Lazard Real Assets and Pricing Opportunities Portfolio (collectively, with the Portfolios mentioned above, the “Portfolios”), one of the portfolios constituting the Fund, as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Lazard Global Dynamic Multi-Asset Portfolio and Lazard Opportunistic Strategies Portfolio, as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), and the consolidated financial position of Lazard Real Assets and Pricing Opportunities Portfolio, as of December 31, 2019, and the consolidated results of its operations for the year

112  Annual Report

then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio Name	Financial Highlights
Lazard Global Dynamic Multi-Asset Portfolio	For the years ended December 31, 2019, 2018, 2017 and for the period from May 27, 2016 (commencement of operations) through December 31, 2016
Lazard Real Assets and Pricing Opportunities Portfolio	For the years ended December 31, 2019, 2018, 2017 and for the period from December 30, 2016 (commencement of operations) through December 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Annual Report  113

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 25, 2020

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

114  Annual Report

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007–present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp., a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Annual Report  115

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(4):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2020, 35 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazar dassetmanagement.com.

116  Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Shari L. Soloway (1981)	Assistant Secretary (November 2015)

Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance (since September 2015)) of the Investment Manager

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Annual Report  117

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2019

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2019:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Global Dynamic Multi-Asset	100.00%
Opportunistic Strategies	—
Real Assets and Pricing Opportunities	65.32

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Global Dynamic Multi-Asset	69.82%
Opportunistic Strategies	—
Real Assets and Pricing Opportunities	15.69

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Real Assets and Pricing Opportunities Fund intends to pass through to shareholders foreign source income of $316,823 and foreign taxes paid of $19,207, or up to the maximum amount allowable, as a foreign tax credit.

118  Annual Report

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains

Global Dynamic Multi-Asset	$124,068
Opportunistic Strategies	731,564
Real Assets and Pricing Opportunities	4,977

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823–6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823–6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files its complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report  119

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112–6300

Telephone: 800–823–6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112–6300

Telephone: 800–823–6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112–6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Telephone: 617–483–7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112–0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036–8299

http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS030

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $1,623,737 in 2018 and $1,079,470 in 2019 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $267,330 in 2018 and $267,330 in 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $372,793 in 2018 and $325,581 in 2019. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $123,718 in 2018 and $90,000 in 2019.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval of the Auditor’s engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,234,762 in 2018 and $1,128,439 in 2019.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By /s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date March 3, 2020

By /s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date March 3, 2020